Exhibit 10.1

Execution Version

Portions of this exhibit have been omitted and filed separately with the Secretary of the Securities and Exchange Commission (the “Commission”) pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Such portions are marked as indicated below.

CLINICAL DEVELOPMENT AND OPTION AGREEMENT

This Clinical Development and Option Agreement (this “Agreement”) is made and entered into effective as of this 6th day of June, 2016 (the “CDOA Effective Date”), by and between Kyowa Hakko Kirin Co., Ltd. (“KHK”), having a place of business at 1-6-1, Otemachi, Chiyoda-ku, Tokyo 100-8185, Japan, and Medgenics, Inc. (“Medgenics”), having an address at 435 Devon Park Drive, Building 700, Wayne, PA 19087, U.S.A. Each of KHK and Medgenics may be referred to herein individually as a “Party” and together as the “Parties.”

INTRODUCTION

WHEREAS, KHK possesses a quantity of Anti-LIGHT mAb (as defined in Section 1.7 of the license agreement attached hereto as Exhibit B) and certain materials, Confidential Information (as defined in Section 5.2.1) and proprietary cell lines relating to thereto; and

WHEREAS, KHK has provided to Medgenics certain quantities of Anti-LIGHT mAb (the “Existing Clinical Material”) in accordance with a Material Transfer Agreement, dated April 5, 2016 (the “Material Transfer Agreement”), and will transfer to Medgenics the recombinant CHOK1SV stable cell line expressing Anti-LIGHT mAb, which cell line is designated as ***** (the “Master Cell Line”) and certain Existing INDs (as defined in Section 1.1.3); and

WHEREAS, Medgenics desires to use the Existing Clinical Materials, the Master Cell Line, the Confidential Information and the Existing INDs (collectively, the “Materials”) for the conduct of a clinical study and potentially non-GMP process development of Anti-LIGHT mAb, as described in Article 2; and

WHEREAS, Medgenics desires to obtain an exclusive option to obtain a license under certain intellectual property controlled by KHK to develop, manufacture and commercialize products containing Anti-LIGHT mAb (“Licensed Products”); and

WHEREAS, KHK desires to allow Medgenics to use the Materials solely as permitted under this Agreement and to grant such exclusive option to Medgenics, all under the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Article 1
TRANSFER

1.1           Information and Materials Transfer.

1.1.1           Remaining Material Transfer. Subject to (a) KHK obtaining any necessary consents as set forth in Section 2.7 and (b) Lonza agreeing to perform the activities contemplated by Section 2.4 on behalf of Medgenics or the Lonza Technology being sublicensed to another contract manufacturer such that such contract manufacturer can perform the activities contemplated by Section 2.4 on behalf of Medgenics, KHK will deliver to Medgenics or its designee the Master Cell Line. Delivery will be made FCA (INCOTERMS 2010) KHK’s Takasaki Plant at an address of 100-1 Hagiwara-machi, Takasaki-shi, Gunma 370-0013. The FCA shipment terms are incorporated into this Agreement.

1.1.2           Information Transfer. Promptly after the CDOA Effective Date and during the CDOA Term (as defined in Section 7.1), KHK will allow Medgenics to access (and subject to Section 2.6, such access will extend to such employees, advisors, consultants, contractors and other representatives of Medgenics as Medgenics specifies) a virtual data room and to use all of the information contained therein, which will include but not be limited to information relating to the Materials, such as clinical study reports, investigator’s brochures, and the Existing INDs (as defined in Section 1.1.3), free of charge. Any and all such information contained in the virtual data room will be ‘Confidential Information’ of KHK and will be subject to Section 5.2. Medgenics acknowledges that the virtual data room and the Confidential Information contained therein includes information owned by one or more of (a) La Jolla Institute for Allergy and Immunology (“LJI”), (b) Lonza Sales AG, a company incorporated and registered in Switzerland (“Lonza”), (c) Sanofi, as successor in interest to Sanofi-Aventis, a corporation organized under the laws of France, (“Sanofi”), and (d) Bristol-Myers Squibb Company (“BMS”), and/or their respective successors and assigns (LJI, Lonza, Sanofi, and BMS and/or their respective successors and assigns, collectively, the “KHK Licensors”). Medgenics agrees that KHK or the KHK Licensors, as applicable, will retain any and all of their respective rights in the Confidential Information.

1.1.3           Existing IND Transfer. KHK hereby transfers and assigns, and will cause its Affiliates (including Kyowa Kirin Pharmaceutical Development, Inc.) to transfer and assign, to Medgenics all of KHK’s and its Affiliates’ rights in and to IND #***** and IND #***** (the “Existing INDs”). No later than ***** after the CDOA Effective Date, KHK will deliver to the United States Food and Drug Administration or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration (“FDA”) the letter required by 21 CFR Part 314.72 notifying FDA of the transfer of the Existing INDs to Medgenics. If this Agreement expires or terminates other than as a result of the exercise of the Option prior to the expiration of the Option Period, Medgenics will transfer and assign to KHK or KHK’s designee the Existing INDs and all amendments or supplements thereto submitted to FDA by or on behalf of Medgenics within ***** after such expiration or termination of this Agreement. If this Agreement expires pursuant to Section 7.1(b) as a result of Medgenics’ exercise of the Option during the Option Period, Medgenics will retain title to the Existing INDs and all amendments or supplements thereto submitted to FDA by or on behalf of Medgenics pursuant to the License Agreement (as defined below). In this Agreement, a Party’s “Affiliate” means, with respect to any person or entity, any other person or entity which controls, is controlled by, or is under common control with such person or entity. A person or entity will be regarded as in control of another entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

1.2           Third Party Technology. Medgenics acknowledges and agrees that the Materials, including without limitation the Confidential Information, may contain some material, patent and other technologies owned or otherwise controlled by Lonza (the “Lonza Technology”) or Sanofi (the “Sanofi Technology”). Medgenics agrees that KHK or Lonza or Sanofi, as applicable, will retain any and all of their respective rights in the Lonza Technology and the Sanofi Technology.

1.3           No Modifications. Medgenics will use the Materials solely for the purpose of conducting the Initial Development (as defined below) and deciding whether to exercise the Option, as described below. Medgenics will not modify the Materials under any circumstances, and will not use or disclose any of the Materials, including without limitation any of the Lonza Technology or the Sanofi Technology, unless such use or disclosure is expressly permitted hereunder.

Article 2
INITIAL DEVELOPMENT

2.1           Overview. Medgenics will be permitted to conduct (a) requalification of the Existing Clinical Material (as set forth in Section 2.2), (b) a Signal Finding Study (as set forth in Section 2.3), and (c) non-GMP process development of the Licensed Products (as set forth in Section 2.4) ((a), (b), and (c) are collectively referred to as the “Initial Development”). Medgenics will use commercially reasonable efforts to conduct and complete the Initial Development.

2.2           Requalification.

2.2.1           Requalification Activities Prior to CDOA Effective Date. The Parties understand and agree that Medgenics has performed certain activities related to the requalification of the Existing Clinical Material prior to the CDOA Effective Date pursuant to the Material Transfer Agreement, including certain “Testing” and “Requalification” (as each term is defined in the Material Transfer Agreement). Any such work performed under the Material Transfer Agreement will, following the CDOA Effective Date, be governed by and subject to the terms of this Agreement.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

2.2.2           Requalification Activities Following the CDOA Effective Date. Following the CDOA Effective Date, Medgenics will use commercially reasonable efforts to requalify the Existing Clinical Material for use in the Signal Finding Study in accordance with a plan to be mutually agreed upon by the Parties, performing such activities as are commercially reasonable to obtain the permission of the FDA to perform the Signal Finding Study using the Existing Clinical Material. Medgenics will be solely responsible for and will bear all costs incurred in requalifying the Existing Clinical Material. Medgenics may transfer the Existing Clinical Material to its Affiliates and KHK Authorized CRO and CMOs (as defined in Section 2.6) as necessary or desirable to requalify the Existing Clinical Material, subject to Section 2.6.

2.3           Signal Finding Study.

2.3.1           Study Protocol. Medgenics will use commercially reasonable efforts to conduct a signal finding study (the “Signal Finding Study”) in accordance with a protocol titled “Phase IB Escalating Dose, Open-label, Signal Finding Study to Evaluate the Safety, Tolerability, and Short Term Efficacy of the anti-LIGHT monoclonal KHK252067 in Adolescents (12-18 years of age) with Crohn’s disease resistant to anti-TNF alpha monoclonal antibodies , with and without loss of function mutations in decoy receptor 3 (DcR3) (anti-LIGHT in anti-TNFalpha resistant Crohn’s disease (TRaCk LIGHT)”, which will be substantially in the form of the protocol summary attached hereto in Exhibit A, subject to KHK’s internal review and then incorporating feedback to be received from the principal investigator and FDA (the “Study Protocol”). The Signal Finding Study is intended to preliminarily assess (but without sufficient statistical power) whether a certain genetic mutation may identify a pediatric orphan population that may be treatable with a Licensed Product. As further set forth in Section 3.1, Medgenics will bear all costs and expenses, including but not limited to FTE costs and out-of-pocket costs, incurred by or on behalf of Medgenics or its Affiliates and their contractors relating to the conduct of the Signal Finding Study and the analysis of the results of the Signal Finding Study.

2.3.2           Conduct of the Study. The Signal Finding Study will be conducted under the Existing INDs. Medgenics will act as the sponsor of the Signal Finding Study and conduct the Signal Finding Study subject to and in accordance with the terms and conditions of this Agreement, the Study Protocol and all Applicable Law, including but not limited to applicable Good Clinical Practices and Good Laboratory Practices. “Applicable Law” means the laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the regulatory authorities applicable to the Initial Development or other activities conducted by the Parties under this Agreement, that may be in effect from time to time in the applicable jurisdiction. “Good Clinical Practices” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including without limitation related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by any other applicable regulatory authority, as they may be updated from time to time. “Good Laboratory Practices” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58, and comparable regulatory standards promulgated by any other applicable regulatory authority, as they may be updated from time to time. “GMP” means current Good manufacturing practices for the manufacture of products as are required by applicable regulatory authorities and Applicable Law. In the United States, GMP will be defined under the rules and regulations of the FDA, as the same may be amended from time to time.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

2.3.3           Regulatory Matters. Medgenics will formulate the regulatory strategy to allow the Signal Finding Study to be conducted in the United States and lead all communications with the FDA and any independent body comprising medical, scientific, and nonscientific members, whose responsibility is to ensure the protection of the rights, safety, and well-being of any human subjects involved in the Signal Finding Study (each an “IRB”) regarding the same; provided that Medgenics will inform KHK of the regulatory strategy regarding the Signal Finding Study before any interaction is made with the FDA and will inform KHK of the results of all FDA regulatory correspondence within ***** after such regulatory meetings, and will provide KHK with written minutes of such regulatory meetings within ***** after they are received by Medgenics. Notwithstanding any provision of this Agreement, Medgenics may disclose information relating to the Materials to FDA and any IRB as required or as believed necessary to obtain approval for conducting the Signal Finding Study in the United States. Medgenics will disclose to KHK any and all material correspondence between Medgenics and the FDA regarding the Initial Development, including without limitation any information discussed with the FDA in the FDA Meeting (as defined in Section 2.5.2) and FDA minutes concerning the Initial Development, within ***** after receipt or transmission thereof. Medgenics will keep KHK informed of any planned or actual communications with the FDA regarding the Initial Development.

2.3.4           Material Safety Issues. If either Party believes that the Signal Finding Study should be terminated because it is necessary to protect the safety, health or welfare of subjects enrolled in the Signal Finding Study due to the existence of a Material Safety Issue (as defined below), then the Parties will promptly meet and discuss in good faith the safety concerns raised by such Party and consider in good faith the input, questions and advice of the other Party. “Material Safety Issue” means a Party’s good faith belief that there is an unacceptable risk for harm in humans based upon the observation of serious adverse effects in humans after the Material has been administered to or taken by humans.

2.4           Non-GMP Process Development. Subject to (a) KHK obtaining any necessary consents as set forth in Section 2.7, (b) Lonza agreeing to perform the activities contemplated by this Section 2.4 on behalf of Medgenics or the Lonza Technology being sublicensed to another contract manufacturer such that such contract manufacturer can perform the activities contemplated by this Section 2.4 on behalf of Medgenics, and (c) the successful requalification of the Existing Clinical Material (as set forth in Section 2.2), Medgenics will use commercially reasonable efforts to conduct or have conducted the non-GMP process development for the purpose of demonstrating that Medgenics can manufacture Licensed Products that are biologically equivalent to the Existing Clinical Materials. As soon as reasonably practicable following the CDOA Effective Date, Medgenics will provide to KHK a plan to effect the foregoing, which will include the identity of any person other than a Party or any of its Affiliates (each, a “Third Party”) that Medgenics proposes to use in the conduct of such non-GMP process development.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

2.5           Initial Development Data.

2.5.1           Records and Reporting. Medgenics will maintain complete and accurate records of all work conducted with respect to the Initial Development, which, for clarity, includes records for work performed pursuant to the Material Transfer Agreement, including without limitation the “Testing Data” and “Requalification Data” (each as defined in the Material Transfer Agreement), and all other results, information, data, data analyses, reports, records, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences and developments made by or on behalf of Medgenics in the course of conducting the Initial Development (collectively, “Initial Development Data”). For clarity, the SAS dataset from the Signal Finding Study will be included in the Initial Development Data. The Parties will hold a telephonic or in person meeting at least once each calendar quarter for sharing updates and discussing action plans on issues related to the Initial Development, including, but not limited to, the requalification of the Existing Clinical Material, the Signal Finding Study, and non-GMP process development. Medgenics will disclose to KHK any clinical trial data from the Signal Finding Study received from the Children’s Hospital of Philadelphia (“CHOP”) promptly after Medgenics receives such data. Medgenics will maintain the Initial Development Data in its database and will upon KHK’s request, use good faith efforts to provide KHK with a copy or an electronic file of the Initial Development Data for KHK’s use within ***** of receipt of such request. Additionally, upon KHK’s reasonable request, Medgenics will provide to KHK a copy or an electronic file of the topline data from the completed Signal Finding Study in its possession within ***** following receipt of such request. The topline data will consist of the summary tables of efficacy and safety, as defined in the Study Protocol, and will be compiled and prepared following database lock and all necessary QA/QC activities.

2.5.2           Initial Study Report. No later than ***** after the date of database lock for the Signal Finding Study, Medgenics will provide KHK with a preliminary study report, including without limitation tables, figures, and listings (the “Initial Study Report”). Upon delivery of the Initial Study Report, Medgenics will notify KHK whether Medgenics will seek a meeting (such as an end of phase (“EOP”) 1, EOP2a, EOP2 or Type C meeting, as applicable) with the FDA regarding the Signal Finding Study and continued development of Anti-LIGHT mAb (“FDA Meeting”).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

2.6           Subcontracting. Medgenics may transfer the Existing Clinical Material to its Affiliates, contract manufacturers, contract laboratories, contract research organizations and clinical sites as necessary or desirable to conduct the Initial Development on behalf of Medgenics, subject to this Section 2.6. The Parties agree that one of the sites for the Signal Finding Study may be CHOP and that ***** is one of the contract research organizations that will be performing the requalification activities set forth in Section 2.2. Medgenics will not use any other trial site for the Signal Finding Study without obtaining KHK’s prior written consent, not to be unreasonably withheld, conditioned or delayed. In addition, Medgenics will not use any other contract research organization or contract manufacturing organization in connection with the Initial Development without obtaining KHK’s prior written consent, not to be unreasonably withheld, conditioned or delayed (any such approved contractor, a “KHK Authorized CRO and CMO”). Medgenics will only be permitted to transfer any of the Materials to a KHK Authorized CRO and CMO. For the avoidance of doubt, ***** is a KHK Authorized CRO and CMO for purposes of performing the requalification activities set forth in Section 2.2, but Medgenics requires the consent of KHK pursuant to Section 2.7 to use ***** to perform the non-GMP process development activities set forth in Section 2.4. Notwithstanding any such subcontracting, Medgenics will remain at all times fully responsible for its obligations under this Agreement. Any agreement with a Third Party to perform Medgenics’ responsibilities under this Agreement will include confidentiality and non-use provisions which are no less stringent than those set forth in Article 5.

2.7           Required Consents.

2.7.1           Following KHK’s receipt of Medgenics’ proposed plan for the applicable Initial Development, including without limitation under Sections 2.2.2 and 2.4, and including the identity of any and all proposed subcontractors, KHK will use commercially reasonable efforts to obtain any additional consents or permissions, in form and substance reasonably acceptable to Medgenics, from any Third Party with whom KHK has a contractual relationship that are reasonably necessary for Medgenics to conduct such Initial Development.

2.7.2           Notwithstanding the foregoing, Medgenics acknowledges that Lonza does not permit tiered sublicensing of its technology. With respect to the Lonza Technology and activities contemplated by Section 2.4, Medgenics will negotiate with Lonza in an attempt to obtain Lonza’s agreement to (a) perform the activities contemplated by Section 2.4 on behalf of Medgenics under terms acceptable to Medgenics, it being understood that such terms include, but are not limited to, price, facility and resource availability and commitments for commercial scale manufacturing using Medgenics’ preferred technology platform (the “Medgenics Lonza Supply Agreement”) or (b) license the Lonza Technology directly to Medgenics, including the right to sublicense to another contract manufacturer such that such contract manufacturer can perform the activities contemplated by Section 2.4 on behalf of Medgenics as well as commercial supply (the “Medgenics Lonza License Agreement”). If such negotiations do not result in a mutually agreed upon Medgenics Lonza Supply Agreement or Medgenics Lonza License Agreement, then *****.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

2.8           No Further Obligations. The Parties understand and agree that, except for the obligations expressly set forth herein, KHK will have no other obligations or liability under this Agreement with respect to the conduct of the Initial Development.

2.9           Defined Terms. Any capitalized terms that are not defined in this Agreement will have their respective meanings set forth in the license agreement attached hereto as Exhibit B.

Article 3
COSTS

3.1           Initial Development Costs. Medgenics will bear all costs and expenses, including but not limited to FTE costs and out-of-pocket costs, incurred by or on behalf of Medgenics or its Affiliates and their contractors relating to the conduct of the Initial Development. For the avoidance of doubt, neither KHK nor any of its Affiliates will be responsible for any cost incurred by or on behalf of Medgenics in connection to its activities conducted under this Agreement or the Initial Development.

3.2           Lonza Costs. The Parties do not anticipate that any manufacture of Anti-LIGHT mAb will occur under this Agreement. However, if during the CDOA Term (as defined in Section 7.1) Medgenics contracts with a KHK Authorized CRO and CMO for the manufacture of Anti-LIGHT mAb or for the non-GMP process development work contemplated by Section 2.4, and the entry into such contract triggers any payment obligation by KHK to Lonza, then Medgenics will reimburse KHK any and all such payments that KHK makes to Lonza, provided that any such reimbursement obligations of Medgenics will not exceed *****. Alternatively, if Medgenics enters into the Medgenics Lonza Supply Agreement or Medgenics Lonza License Agreement, Medgenics may deduct ***** of the upfront payments and milestone payments (but not annual fees) made by Medgenics to Lonza from the initial license fee and milestone payments to be paid to KHK by Medgenics under the License Agreement (as defined in Section 4.1.4(b)), such deduction not to exceed *****. For clarity, if Lonza and Medgenics enter into the Medgenics Lonza License Agreement and Medgenics has an obligation to pay an annual fee to Lonza pursuant to the Medgenics Lonza License Agreement during the CDOA Term, as between the Parties, Medgenics will solely bear such annual fee, and such payment will not be subject to the deduction set forth in this Section 3.2.

Article 4
OPTION

4.1           Option and Exclusivity.

4.1.1        Option Grant. Subject to the terms and conditions of this Agreement, KHK hereby grants to Medgenics an exclusive (even as to KHK and its Affiliates) option to obtain an exclusive (even as to KHK and its Affiliates) license to develop and commercialize Licensed Products in accordance with the terms and conditions specified in Exhibit B or Exhibit C attached hereto, as elected by KHK and as more fully described in Section 4.1.4 (the “Option”).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

4.1.2        Updates to Medgenics’ Representations and Warranties in License Agreements; Notice of Changes to Medgenics In-License. On the date on which Medgenics provides the Initial Study Report to KHK pursuant to Section 2.5.2, Medgenics will provide KHK with written updates to Section 12.4 of the license agreement attached hereto as Exhibit B and Section 12.4 of the license agreement attached hereto as Exhibit C concerning any event, condition, fact or circumstance occurring after the CDOA Effective Date that would make Medgenics’ representations and warranties set forth in Section 12.4 of the license agreement attached hereto as Exhibit B and Section 12.4 of the license agreement attached hereto as Exhibit C untrue or incorrect when made as of the date on which Medgenics provides such update to KHK. All such written updates are collectively referred to as the “Medgenics Disclosure Schedule Updates.” On the date on which Medgenics provides the Initial Study Report to KHK pursuant to Section 2.5.2, Medgenics will also provide KHK with written notice of any amendment to the Medgenics In-License that would have a material impact on this Agreement, which notice will provide the substance of any such amendment.

4.1.3        Updates to KHK’s Representations and Warranties in License Agreements; Notice of Changes to any KHK In-License. No later than ***** after the date on which Medgenics provides the Initial Study Report to KHK pursuant to Section 2.5.2, KHK will provide Medgenics with written updates to Section 12.2 of the license agreement attached hereto as Exhibit B and Section 12.2 of the license agreement attached hereto as Exhibit C concerning any event, condition, fact or circumstance occurring after the CDOA Effective Date that would make KHK’s representations and warranties set forth in Section 12.2 of the license agreement attached hereto as Exhibit B and Section 12.2 of the license agreement attached hereto as Exhibit C untrue or incorrect when made as of the date on which KHK provides such update to Medgenics. All such written updates are collectively referred to as the “KHK Disclosure Schedule Updates.” No later than ***** after the date on which Medgenics provides the Initial Study Report to KHK pursuant to Section 2.5.2, KHK will also provide KHK with written notice of any amendment to any KHK In-License that would have a material impact on this Agreement, which notice will provide the substance of any such amendment.

4.1.4        Option Exercise.

(a)          Medgenics may exercise the Option by giving KHK written notice (the “Option Exercise Notice”) at any time beginning ***** and ending *****:

(i)          *****, or

(ii)         ***** (such period, the “Option Period”).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(b)          If Medgenics provides KHK with the Option Exercise Notice during the Option Period, then on or before *****, KHK will notify Medgenics in writing as to whether it elects for the license agreement attached hereto as Exhibit B to become effective (the “Plan A Election”) or for the license agreement attached hereto as Exhibit C to become effective (the “Plan B Election”), with the election between the two being in KHK’s sole discretion. If KHK fails to notify Medgenics as to whether it has elected the Plan A Election or the Plan B Election on or before the expiration of *****, KHK will be deemed to have elected the Plan B Election as of the expiration of *****. As of the date KHK provides notice to Medgenics as to whether KHK has elected the Plan A Election or the Plan B Election or KHK being deemed to have elected the Plan B Election (the “License Agreement Effective Date”), the applicable license agreement (i.e., the license agreement attached hereto as Exhibit B if KHK elects the Plan A Election or the license agreement attached hereto as Exhibit C if KHK elects or is deemed to have elected the Plan B Election) will become fully effective (such fully effective license agreement, the “License Agreement”) and the other license agreement will not become effective and will be null and void. For the avoidance of doubt, the Plan A Election and the Plan B Election will result in different rights and obligations accruing to the Parties.

4.2           License Terms. The Parties acknowledge and agree that the terms and conditions specified in the license agreements attached hereto as Exhibit B and Exhibit C, respectively, reflect the agreed upon terms of the Parties with respect to any potential license to Medgenics under the Plan A Election or the Plan B Election, respectively. Exhibit B and Exhibit C will not, unless otherwise expressly agreed in writing by both Parties, be subject to further negotiation except that (a) Schedule 12.4 to the license agreement attached hereto as Exhibit B and Schedule 12.4 to the license agreement attached hereto as Exhibit C will be deemed updated by the Medgenics Disclosure Schedule Updates and (b) Schedule 12.2 to the license agreement attached hereto as Exhibit B and Schedule 12.2 to the license agreement attached hereto as Exhibit C will be deemed updated by the KHK Disclosure Schedule Updates.

4.3           Exclusivity.

4.3.1        During the CDOA Term, neither KHK nor any of its agents will (a) continue or enter into discussions, negotiations or agreements with any entity or individual other than Medgenics or its Affiliates for the purpose of discussing or evaluating a possible license, collaboration, joint venture, partnership, asset sale or other business relationship that would conflict with the Option or the rights to be granted under the License Agreement (if Medgenics exercises the Option) or (b) furnish any information with respect to, assist or participate in, or in any other manner facilitate any effort or attempt by any Third Party to do or seek to do any of the foregoing. During the CDOA Term, KHK will not modify or amend any KHK In-License in any way that would materially adversely affect Medgenics’ rights or economic interest under this Agreement or the license agreements attached to Exhibits B and C hereto without Medgenics’ prior written consent.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

4.3.2        During the CDOA Term, Medgenics will not modify or amend any Medgenics In-License in any way that would materially adversely affect KHK’s rights or economic interest under this Agreement or the license agreements attached to Exhibits B and C hereto without KHK’s prior written consent.

Article 5
DATA; CONFIDENTIAL INFORMATION

5.1           Initial Development Data.

5.1.1        The Parties will jointly own any and all Initial Development Data. KHK or Medgenics, or their respective Affiliates, will use the Initial Development Data only to conduct Initial Development as contemplated hereunder or to analyze the results of the Initial Development. During the CDOA Term (as defined in Section 7.1), neither Party will, without the other Party’s prior written consent, use or cause any Third Party to access or use the Initial Development Data for any other purpose.

5.1.2        The Parties will jointly own any intellectual property arising from the Initial Development or the Initial Development Data (“Initial Development IP”), except for patents and patent applications, where ownership will follow inventorship. For clarity, Medgenics will own patents and patent applications solely invented by Medgenics inventors, KHK will own patents and patent applications solely invented by KHK inventors, and Medgenics and KHK will jointly own patents and patent applications invented by one or more Medgenics inventor and one or more KHK inventor. Inventorship will be resolved in accordance with US patent laws. Each Party will provide the other Party, during the CDOA Term, with a non-exclusive, royalty free, perpetual, fully paid up license to the Initial Development IP with a right to sublicense only with the other Party’s consent, for any purpose. During the CDOA Term, unless expressly provided herein, the intellectual property provisions in the license agreement attached to Exhibit B will apply to any Initial Development IP. Upon exercise of the Option, the intellectual property provisions in the applicable license agreement attached to Exhibit B or Exhibit C will apply to any such Initial Development IP. If this Agreement expires or terminates other than as a result of the exercise of the Option, then all rights in the Initial Development Data and any Initial Development IP (including any patents or patent applications contained therein) will revert to KHK, and Medgenics, at Medgenics’ cost and expense, will and hereby does assign to KHK, effective as of the effective date of such expiration or termination, Medgenics’ entire right title and interest in and to the Initial Development Data and any Initial Development IP (including without limitation any patents or patent applications contained therein).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

5.1.3        During the CDOA Term, unless explicitly authorized in this Agreement, Medgenics and KHK will not, without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed, file any patent application, issue any scientific publications, or conduct further clinical studies with respect to the Initial Development Data, except that the foregoing will not be construed to prohibit the clinical investigators of the Signal Finding Study (including, without limitation, CHOP) from making scholarly publications of the clinical data included in the Initial Development Data (“Publications”); provided that Medgenics will ensure that (a) any such clinical investigator must agree to submit to KHK for its review and comment, a copy of any proposed Publication, abstract or other disclosure resulting from such activities, simultaneous with submission of the same to Medgenics and at least ***** prior to any such presentation or publication, (b) such publication will not contain any references to, or otherwise disclose any of, the Confidential Information (other than such clinical data included in the Initial Development Data) without KHK’s prior written consent, and (c) that at KHK’s request, such clinical investigator will, for a reasonable period of up to ***** from initial delivery to KHK, delay revealing any subject matter included in the Initial Development Data in any publication or disclosure in order to permit the filing of patent applications.

5.2           Confidential Information.

5.2.1        Definition of Confidential Information. “Confidential Information” means, any information that is disclosed by or on behalf of a Party (together with its Affiliates, the “Disclosing Party”) to the other Party (together with its Affiliates, the “Receiving Party”) that is (a) identified as confidential or some other similar designation either in writing or orally, provided that any orally disclosed information is described in reasonable detail in a written notice sent by the Disclosing Party to the Receiving Party within thirty (30) days of the oral disclosure requesting that such information be treated as ‘Confidential Information’ hereunder, (b) manifestly confidential, whether or not marked as such, and (c) proprietary data or information of such Disclosing Party or its sublicensees, including without limitation, (i) the existence and content of this Agreement (including the Exhibits attached hereto), (ii) the Initial Development Data, (iii) the information transferred under Section 1.1, and (iv) any ‘KHK Confidential Information’ as defined by the “CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT” made and entered into on May 22, 2015 among the Parties, ***** and CHOP, as amended through the date hereof, and, for clarity, KHK will be deemed to be the Disclosing Party for purposes of this Agreement with respect to such ‘KHK Confidential Information’. Notwithstanding anything to the contrary in this Article 5, the Initial Development Data will be deemed to be Confidential Information of both Parties during the CDOA Term, and if this Agreement expires or terminates other than as a result of the exercise of the Option prior to the expiration of the Option Period then the Initial Development Data will be deemed to be Confidential Information of KHK.

5.2.2        Use and Disclosure. All Confidential Information of the Disclosing Party will be used by the Receiving Party solely in connection with the activities contemplated by this Agreement, will be maintained in confidence by the Receiving Party and will not otherwise be disclosed by the Receiving Party to any Third Party, without the prior written consent of the Disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(a)          was known or used by the Receiving Party without restriction as to its use or disclosure prior to its date of disclosure to the Receiving Party; or

(b)          either before or after the date of the disclosure to the Receiving Party is lawfully disclosed to the Receiving Party without restriction as to its use or disclosure by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or

(c)          either before or after the date of the disclosure to the Receiving Party becomes published or generally known to the public (including without limitation information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the Receiving Party; or

(d)          is independently developed by or for the Receiving Party without reference to or reliance upon the Confidential Information.

5.2.3        Permitted Disclosures. Notwithstanding anything to the contrary in this Agreement, the provisions of this Article 5 will not preclude the Receiving Party from disclosing Confidential Information pursuant to Section 5.1.3 or to the extent such Confidential Information is required to be disclosed by the Receiving Party (i) in any filings made to the FDA or other similar regulatory authority in the United States or any other country, provided that such filings are directly related to the Initial Development, (ii) to defend or prosecute litigation or comply with governmental regulations, (iii) in connection with a valid order from a court or other governmental authority or (iv) in compliance with Section 5.3, provided that in each such case, the Party disclosing such information will disclose no more Confidential Information than is necessary and will provide the other Party with as much prior notice of the pendency of any such disclosure as is reasonably possible to allow such other Party sufficient opportunity to object to such disclosure or to exercise its rights to seek a protective order or request for confidential treatment for any such Confidential Information. KHK and Medgenics each agree that they may provide Confidential Information received from the other Party only to their respective directors, officers, employees, or permitted subcontractors under and in accordance with Section 2.6, collaborators and advisors, and to those of such Party’s Affiliates, who have a need to know for the purposes of the Initial Development and who are bound by confidentiality obligations at least as strict as this Article 5. In addition, each Party may disclose the terms of this Agreement (to the extent such terms are confidential) to its actual or prospective lenders, investors, acquirers, licensees/sublicensees or strategic partners or to a Party’s accountants, attorneys and other professional advisors; provided that such disclosures will be subject to continued confidentiality obligations at least as strict as those contained in this Article 5.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

5.2.4        Duration. If this Agreement expires pursuant to Section 7.1(a) or is terminated pursuant to Section 7.2, 7.3, 7.4 or 7.5, all obligations of confidentiality imposed under this Article 5 will expire five (5) years following such expiration or termination, except with respect to a trade secret, for which such obligations of confidentiality shall expire when such trade secret is no longer a trade secret. If this Agreement expires pursuant to Section 7.1(b), then the License Agreement supersedes this Article 5 and will govern matters concerning Confidential Information, and any and all Confidential Information will be deemed to be “Confidential Information” as such term is defined in the License Agreement.

5.3           Publicity. Except for public disclosures (a) resulting from the issuance of the press release agreed upon by the Parties and attached to this Agreement as Exhibit D, (b) otherwise permitted under Section 5.1.3 or 5.2.3 or (c) required by Applicable Law or by the rules and regulations of any securities exchange on which any of a Party’s securities is listed, neither Party will disclose any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to the execution of this Agreement, the subject matter of this Agreement (including the results of the Signal Finding Study), any of the terms of this Agreement, or any amendment hereto without the prior written consent of the other Party. If a public disclosure is required by any Applicable Law, including, without limitation, in a filing with the Securities and Exchange Commission or submission to an exchange on which any securities of a Party is listed, the disclosing Party shall provide copies of the disclosure (omitting portions of any filing, submission or disclosure not relevant to this provision) reasonably in advance of such filing or other disclosure, for the non-disclosing Party’s prior review and comment and to allow the other Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. The disclosing Party will negotiate in good faith with the applicable Regulatory Authority concerning the confidential treatment request. If the disclosure is substantially similar to prior disclosures made by the Party and for which the obligations of this provision have been satisfied, the disclosing Party need not share such disclosure ahead of it being made.

5.4           Use of Names and Trademarks. Neither Party may use the name, trademark, trade name or logo of the other Party in any publicity, news release or public disclosure relating to this Agreement or its subject matter without the prior express written permission of the other Party, except as otherwise permitted under Sections 5.1.3 or 5.2.3.

Article 6
LICENSE

6.1           License Grant. Subject to the terms and conditions of this Agreement, KHK hereby grants Medgenics an exclusive (even as to KHK and its Affiliates), sublicensable (to its Affiliates and, subject to Section 6.4, Third Parties approved by KHK), milestone-free and royalty-free right and license, under the KHK Technology, solely for the purpose of conducting the Initial Development during the CDOA Term.

6.2           Sanofi Technology. Subject to the terms and conditions of this Agreement, KHK hereby grants Medgenics a non-exclusive, sublicensable (to its Affiliates and, subject to Section 6.4, Third Parties approved by KHK), milestone-free and royalty-free right and license to use the Sanofi Technology solely for the purpose of conducting the Initial Development in the European Union, Switzerland, the United States, Canada, Australia or South Korea during the CDOA Term. Medgenics will use the Sanofi Technology only as described in the letters from Sanofi to KHK *****.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

6.3           Lonza Technology. Subject to the terms and conditions of this Agreement and subject to obtaining Lonza’s written consent as set forth in Section 2.7, KHK will grant to Medgenics a non-exclusive, sublicensable (to its Affiliates and, subject to Section 6.4, Third Parties approved by KHK), milestone-free and royalty-free right and license to use the Lonza Technology solely for the purpose of conducting the Initial Development in the United States during the CDOA Term. The Parties understand and agree that terms and conditions of such sublicense of the Lonza Technology to Medgenics will be discussed and determined by the Parties separately from this Agreement.

6.4           No Sublicensing. Medgenics will not sublicense any of the rights granted to it under Section 6.1, 6.2 or 6.3 to any Third Party except to the extent required in connection with subcontracting the Initial Development to CHOP, or to another clinical site or to a KHK Authorized CRO and CMO as set forth in Section 2.6, and only upon KHK’s prior written consent, which consent will not be unreasonably withheld, delayed or conditioned; provided, however, that KHK’s denial of a consent will not be considered to be unreasonable if after compliance with Section 2.7, KHK is not able to obtain the applicable consent.

6.5           No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest or other right in any intellectual property rights of the other Party, including without limitation items controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to this Agreement.

Article 7
TERM AND TERMINATION

7.1           Term. This Agreement will become effective on the CDOA Effective Date and, unless earlier terminated pursuant to Section 7.2, 7.3, 7.4 or 7.5, will expire on the earlier of (a) the expiration of the Option Period if Medgenics does not exercise the Option or (b) the License Agreement Effective Date if Medgenics does exercise the Option (the “CDOA Term”).

7.2           Termination for Breach. If a Party (the “Breaching Party”) is in breach of this Agreement, the other Party (the “Non-Breaching Party”) will have the right to give the Breaching Party notice specifying the nature of such breach. The Breaching Party will have a period of thirty (30) calendar days after receipt of such notice to cure such breach (the “Cure Period”) in a manner reasonably acceptable to the Non-Breaching Party. The Non-Breaching Party will have the right to terminate this Agreement, effective immediately upon delivery of written notice to the Breaching Party, in the event that the Breaching Party has not cured such breach within the Cure Period, provided that, if such breach is capable of cure but cannot be cured within the Cure Period, and the Breaching Party commences actions to cure such breach within the Cure Period and thereafter diligently continues such actions, the Non-Breaching Party may only terminate this Agreement if the Breaching Party stops using diligent efforts to cure such breach. For the avoidance of doubt, this Section 7.2 is not intended to restrict in any way either Party’s right to notify the other Party of any other breach or to demand the cure of any other breach.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

7.3           Termination for Insolvency. To the extent permitted under Applicable Law, either Party will have the right to terminate this Agreement in its entirety, at its sole discretion, upon delivery of written notice to the other Party upon the filing by such other Party in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction of a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of such Party or its assets, upon the proposal by such Party of a written agreement of composition or extension of its debts, or if such Party is served by a Third Party (and not by the other Party) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by such other Party of an assignment for the benefit of its creditors.

7.4           Termination for Safety Reasons. If KHK and Medgenics do not agree on whether the Signal Finding Study must be terminated because of a Material Safety Issue pursuant to Section 2.3.4, Medgenics will have the right to terminate this Agreement. In the event KHK wishes to terminate this Agreement because of a Material Safety Issue related to the Signal Finding Study but Medgenics does not agree, Medgenics will have the right to continue the Signal Finding Study, provided that it will assume all liability for any such decision and indemnify KHK for any liability resulting in such continuation, as set forth in Section 9.4.

7.5           Termination by KHK. If the Initial Study Report is not provided to KHK within ***** for reasons other than reasons that are outside of Medgenics’ control, then KHK will have the right to terminate this Agreement effective immediately upon written notice to Medgenics. KHK may also terminate this Agreement effective immediately upon written notice to Medgenics as set forth in Section 8.6.2.

7.6           Effects of Expiration or Termination.

7.6.1        Upon expiration (other than pursuant to clause (b) of Section 7.1) or termination of this Agreement or if requested by KHK, Medgenics will return or destroy unused supplies of the Materials, including without limitation any Confidential Information of KHK, upon the direction of KHK and at Medgenics’ expense. In the event Medgenics destroys the unused Materials, Medgenics will provide KHK with a certificate regarding compliance with this provision.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

7.6.2           Upon expiration of this Agreement pursuant to Section 7.1(a) or termination of this Agreement pursuant to Section 7.2, 7.3, 7.4 or 7.5, the license agreements attached hereto as Exhibit B and Exhibit C will not become effective and will be null and void. Upon expiration of this Agreement pursuant to Section 7.1(b), the License Agreement that became effective pursuant to Section 4.1.4(b) shall remain fully effective notwithstanding that it is not separately executed by the Parties and notwithstanding expiration of this Agreement.

7.7           Survival. Claims accrued prior to expiration or termination of this Agreement for any reason will survive expiration or termination of this Agreement. Sections 1.1.2 (last two sentences only), 1.1.3 (third sentence only upon expiration of this Agreement pursuant to Section 7.1(a) or termination of this Agreement pursuant to Section 7.2, 7.3, 7.4 or 7.5), 1.1.3 (fourth sentence only upon expiration of this Agreement pursuant to Section 7.1(b)), 1.2, 3.1, 3.2, 5.1.2, 5.1.3 (with respect to publication review rights), 5.2, 5.3, 5.4, 6.5, 7.6 and this 7.7 and Article 9 and Article 10 will survive any expiration or termination of this Agreement for any reason in accordance with their respective terms; provided that if the License Agreement becomes fully effective in accordance with Section 4.1.4(b), to the extent there is any inconsistency between such surviving terms and the terms of the License Agreement, the terms of the License Agreement will control.

Article 8
REPRESENTATIONS, WARRANTIES AND COVENANTS

8.1           Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party that as of the CDOA Effective Date of this Agreement:

(a)          Corporate Existence and Authority. It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.

(b)          Authorized Execution; Binding Obligation.

(i)          The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on its part.

(ii)         This Agreement has been duly executed and delivered by it and constitutes a legal, valid, and binding obligation enforceable against it in accordance with this Agreement’s terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equity principles, including judicial principles affecting the availability of injunction and specific performance.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(c)          No Conflicts. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound.

(d)          All Consents and Approvals Obtained. Except with respect to any consent required from Lonza or Sanofi, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all governmental authorities and other persons or entities required to be obtained or provided by such Party in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those government approvals, if any, not required at the time of execution of this Agreement.

(e)          Compliance with Law. It will at all times comply with Applicable Laws in all material respects. Neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered services relating to the Licensed Products: (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred by the FDA (or subject to a similar sanction of a Regulatory Authority) or (ii) has ever been under indictment for a crime for which a person or entity could be so debarred.

8.2           Mutual Covenants. Each Party hereby covenants to the other Party that during the CDOA Term:

(a)          all employees and officers of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their Inventions, whether or not patentable, if any, to such Party as the sole owner thereof, and under the obligation to maintain as confidential the Confidential Information of such Party;

(b)          such Party will perform its activities pursuant to this Agreement in compliance with good clinical practices and good manufacturing practices, in each case as applicable under the Applicable Laws and regulations of the country and the state and local government wherein such activities are conducted, and also with the standards in the pharmaceutical industry for the development and commercialization of pharmaceutical products;

(c)          neither Party will employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by a Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant;

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(d)          neither Party will, during the CDOA Term, practice or exploit the intellectual property licensed to such Party under this Agreement except to the extent expressly permitted under the terms and conditions of this Agreement; and

(e)          neither Party will, during the CDOA Term, grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder.

8.3           KHK Representations and Warranties. KHK represents and warrants to Medgenics that as of the CDOA Effective Date:

(a)          KHK Controls the KHK Patent Rights existing as of the CDOA Effective Date and is entitled to grant the rights and licenses specified herein. The KHK Technology existing as of the CDOA Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by KHK as of the CDOA Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. KHK has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the KHK Technology in a manner that conflicts with any rights granted to Medgenics hereunder.

(b)          To the knowledge of KHK, there is no actual or threatened infringement of the KHK Patent Rights in the Field by any Third Party that would adversely affect Medgenics’ rights under this Agreement.

(c)          To the knowledge of KHK, the KHK Patent Rights existing as of the CDOA Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by KHK or any of its Affiliates relating to the KHK Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and KHK is not aware of any reasonable basis for a claim alleging that (i) the KHK Patent Rights are invalid or unenforceable, (ii) the KHK Patent Rights or the licensing or exploiting of the KHK Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party or (iii) any Third Party other than a KHK Licensor has any right, title, or interest in, to, and under any KHK Patent Rights.

(d)          To the knowledge of KHK, KHK is not in default, and to KHK’s knowledge, none of the KHK Licensors is in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, any KHK In-License, and KHK has not waived or allowed to lapse any of its rights under any KHK In-License, and no such rights have lapsed or otherwise expired or been terminated.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(e)          There are no claims, judgments or settlements against or owed by KHK or its Affiliates or pending or threatened claims or litigation relating to the KHK Technology.

8.4           KHK Covenants. KHK covenants that during the CDOA Term:

(a)          KHK will use Commercially Reasonable Efforts to fulfill its obligations under the KHK In-Licenses to the extent such obligations have not been delegated to Medgenics and to the extent that failure to do so would materially adversely affect Medgenics or its rights hereunder.

(b)          KHK will not assign, transfer, convey or otherwise encumber its right, title and interest in the KHK Technology in a manner that conflicts with any rights granted to Medgenics hereunder.

(c)          KHK will not enter into any subsequent agreement with any KHK Licensor that modifies or amends any KHK In-License in any way that would materially adversely affect Medgenics’ rights or economic interest under this Agreement without Medgenics’ prior written consent.

(d)          KHK will not terminate any KHK In-License in whole or in part, directly or indirectly, without Medgenics’ prior written consent if such termination would materially affect Medgenics’ license granted hereunder; for clarity KHK may (i) terminate any KHK In-License by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and KHK will promptly notify Medgenics after the occurrence of each such event.

(e)          KHK will furnish Medgenics with copies of all notices received by KHK relating to any alleged breach or default by KHK under any KHK In-License within ***** after KHK’s receipt thereof and, if KHK cannot or chooses not to cure or otherwise resolve any such alleged breach or default, KHK will so notify Medgenics within ***** thereafter.

8.5           Medgenics Representations and Warranties. Medgenics represents and covenants to KHK that as of the CDOA Effective Date:

(a)          It is not constrained by any existing agreements in providing complete disclosure to KHK concerning the Initial Development.

(b)          Its facilities and those of its contractors, including without limitation any contract manufacturers, contract laboratories, contract research organizations and clinical sites, are adequate to perform the Initial Development.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(c)          It will use commercially reasonable efforts to ensure that any contractors, including without limitation any contract manufacturers, contract laboratories, contract research organizations, clinical sites, and clinical investigators, conducting the Signal Finding Study will be, at all times during the CDOA Term, (i) in good professional standing; (ii) in possession of all requisite professional licenses; (iii) fully qualified to conduct the Signal Finding Study; and (iv) fully experienced and knowledgeable with respect to all matters pertaining to the Signal Finding Study.

(d)          Medgenics Controls the Medgenics Patent Rights existing as of the CDOA Effective Date and is entitled to grant the rights and licenses specified herein. The Medgenics Technology existing as of the CDOA Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by Medgenics as of the CDOA Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. Medgenics has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Medgenics Technology in a manner that conflicts with any rights granted to KHK hereunder.

(e)          To the knowledge of Medgenics, there is no actual or threatened infringement of the Medgenics Patent Rights in the Field by any Third Party that would adversely affect KHK’s rights under this Agreement.

(f)          To the knowledge of Medgenics, the Medgenics Patent Rights existing as of the CDOA Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by Medgenics or any of its Affiliates relating to the Medgenics Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and Medgenics is not aware of any reasonable basis for a claim alleging that (i) the Medgenics Patent Rights are invalid or unenforceable or (ii) the Medgenics Patent Rights or the licensing or exploiting of the Medgenics Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party, or (iii) any Third Party other than the Medgenics Licensor has any right, title, or interest in, to, and under any Medgenics Patent Rights.

(g)          To the knowledge of Medgenics, the Development activities set forth in the initial Development Plan do not infringe any third party intellectual property rights.

(h)          To the knowledge of Medgenics, Medgenics is not in default, and to Medgenics’ knowledge, the Medgenics Licensor is not in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, the Medgenics In-License, and Medgenics has not waived or allowed to lapse any of its rights under any Medgenics In-License, and no such rights have lapsed or otherwise expired or been terminated.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

(i)          There are no claims, judgments or settlements against or owed by Medgenics or its Affiliates or pending or threatened claims or litigation relating to the Medgenics Technology.

8.6           Medgenics Covenants.

8.6.1        General. Medgenics covenants that during the CDOA Term:

(a)          Medgenics will not engage in any activities that use the KHK Technology in a manner that is outside the scope of the rights granted to it hereunder.

(b)          All of Medgenics’ activities related to its use of the KHK Technology pursuant to this Agreement will comply with all Applicable Laws.

(c)          Medgenics will use Commercially Reasonable Efforts to fulfill its obligations under the Medgenics In-License to the extent such obligations have not been delegated to KHK and to the extent that failure to do so would materially adversely affect KHK or its rights hereunder.

(d)          Medgenics will not assign, transfer, convey or otherwise encumber its right, title and interest in the Medgenics Technology in a manner that conflicts with any rights granted to KHK hereunder.

(e)          Medgenics will not enter into any subsequent agreement with the CHOP that modifies or amends the Medgenics In-License in any way that would materially adversely affect KHK’s rights or economic interest under this Agreement without KHK’s prior written consent.

(f)          Medgenics will not terminate the Medgenics In-License in whole or in part, directly or indirectly, without KHK’s prior written consent if such termination would materially affect KHK’s license granted hereunder; for clarity Medgenics may (i) terminate the Medgenics In-License by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and Medgenics will promptly notify KHK after the occurrence of each such event.

(g)          Medgenics will furnish KHK with copies of all notices received by Medgenics relating to any alleged breach or default by Medgenics under the Medgenics In-License within ***** after Medgenics’ receipt thereof and, if Medgenics cannot or chooses not to cure or otherwise resolve any such alleged breach or default, Medgenics will so notify KHK within ***** thereafter.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

8.6.2           Debarment. Neither Medgenics nor its Affiliates will employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a regulatory authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a regulatory authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by a Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant. If, during the CDOA Term, Medgenics or any person employed or retained by it to perform the Initial Development: (i) comes under investigation by the FDA for a debarment action or disqualification; (ii) is debarred or disqualified; or (iii) engages in any conduct or activity that could lead to any of the above-mentioned disqualification or debarment actions, Medgenics will immediately notify KHK of same and address the issue as mutually agreed upon by the Parties, provided that, if, following good faith discussions, the Parties are unable to mutually agree on a resolution to address an issue described in subsections (i)-(iii) above so that the Licensed Products are not adversely affected by such issue, then KHK may immediately terminate this Agreement on written notice to Medgenics.

Article 9
LIMITATION ON LIABILITY; INDEMNIFICATION

9.1           NO WARRANTY. The Parties acknowledge and agree that nothing in this Agreement (including, without limitation, any exhibits or attachments hereto) will be construed as representing an estimate or projection of either (a) the extent to which Licensed Products will be successfully Developed or Commercialized or (b) the anticipated sales or the actual value of any Licensed Product. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT(S). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL. MEDGENICS ACKNOWLEDGES THAT THE MATERIALS ARE IN THE EXPERIMENTAL STAGE AND MAY HAVE HAZARDOUS PROPERTIES AND ARE PROVIDED BY KHK “AS IS”. KHK MAKES NO REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND FOR THE MATERIALS, EITHER EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE AND KHK SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

9.2           LIMITATION ON LIABILITY. EXCEPT FOR BREACHES OF A PARTY’S CONFIDENTIALITY OBLIGATIONS HEREUNDER, OR WITH RESPECT TO ANY CLAIMS SUBJECT TO INDEMNIFICATION HEREUNDER NEITHER PARTY WILL BE LIABLE TO THE OTHER WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT, WHETHER UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY, FOR ANY INCIDENTAL, INDIRECT, SPECIAL, EXEMPLARY, PUNITIVE, MULTIPLE, OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS, LOSS OF USE, DAMAGE TO GOODWILL, OR LOSS OF BUSINESS).

9.3           Medgenics Indemnity. Medgenics will indemnify, defend and hold harmless KHK and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives (the “KHK Indemnitees”), from and against any and all damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments of any kind (collectively “Losses”), arising out of any Third Party claim, suit or proceeding, whether for money or equitable relief, (each a “Third Party Claim”) to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness or wrongful intentional acts or omissions of Medgenics or its Affiliates or their respective directors, officers, employees, contractors, and agents, in connection with Medgenics’ performance of its obligations or exercise of its rights under this Agreement during the CDOA Term; (b) any breach by Medgenics of this Agreement, including without limitation any representation, warranty, or covenant set forth in this Agreement, during the CDOA Term; or (c) the use, transfer, importation or exportation, manufacture, labeling, handling or storage, or use or disposal of, or exposure to the Materials, or the conduct of the Initial Development, including without limitation for each of clauses (a), (b) and (c) above, claims and threatened claims based on (i) product liability, bodily injury, risk of bodily injury, death or property damage and (ii) the failure to comply with Applicable Law except in any such case for Losses and Third Party Claims to the extent reasonably attributable to any KHK Indemnitee having committed an act or acts of negligence, recklessness or willful misconduct. In addition, Medgenics will indemnify, hold harmless, and defend the KHK Indemnitees against any and all Losses to the extent arising out of Third Party Claims related to, directly or indirectly, any activities performed by or on behalf of Medgenics or a KHK Authorized CRO and CMO, if, pursuant to Section 2.7.2, KHK sublicenses its rights under such KHK Technology to Medgenics or a KHK Authorized CRO and CMO.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

9.4           Indemnity for Material Safety Issue. Without limiting any remedy otherwise available, or the indemnity obligations contained in Section 9.3 (but only to the extent not otherwise covered by Section 9.3), if, pursuant to Section 7.4, KHK believes that there is a Material Safety Issue and wishes to terminate this Agreement as a result, but Medgenics does not agree and elects instead to continue the Signal Finding Study, then Medgenics will defend, indemnify and hold harmless the KHK Indemnitees against any and all any Losses arising from any claim, suit or proceeding brought either directly by KHK or its Affiliates or by any Third Party, in each case, to the extent that such claim, suit or proceeding or related Losses arise out of or relate to, directly or indirectly, any activities performed by or on behalf of Medgenics in connection with the Signal Finding Study following Medgenics’ decision to continue the Signal Finding Study after KHK notifies Medgenics pursuant to Section 2.3.4 that KHK believes the Signal Finding Study should be terminated.

9.5           KHK Indemnity. KHK will indemnify, defend and hold harmless Medgenics and its Affiliates, and their respective officers, directors, employees, agents, licensors, and their respective successors, heirs and assigns and representatives (the “Medgenics Indemnitees”), from and against any and all Losses arising out of any Third Party Claim to the extent arising out of or relating to, directly or indirectly: (a) the negligence, recklessness or wrongful intentional acts or omissions of KHK or its Affiliates or their respective directors, officers, employees, contractors and agents, in connection with KHK’s performance of its obligations or exercise of its rights under this Agreement during the CDOA Term; or (b) any breach by KHK of this Agreement, including without limitation any representation, warranty, or covenant set forth in this Agreement, during the CDOA Term, including without limitation for each of clauses (a) and (b) above, claims and threatened claims based on the failure to comply with Applicable Law; except in any such case for Losses and Third Party Claims to the extent reasonably attributable to any Medgenics Indemnitee having committed an act or acts of negligence, recklessness or willful misconduct.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

9.6           Indemnification Procedure. A claim to which indemnification applies under Section 9.3, 9.4 or 9.5 will be referred to herein as an “Indemnification Claim”. If any KHK Indemnitee or Medgenics Indemnitee (either, an “Indemnitee”) intends to claim indemnification under this Article 9, the Indemnitee will notify the other Party (the “Indemnitor”) in writing promptly upon becoming aware of any claim that may be an Indemnification Claim (it being understood and agreed, however, that the failure by an Indemnitee to give such notice will not relieve the Indemnitor of its indemnification obligation under this Agreement except and only to the extent that the Indemnitor is actually prejudiced as a result of such failure to give notice). The Indemnitor will have the right to assume and control the defense of the Indemnification Claim at its own expense with counsel selected by the Indemnitor and reasonably acceptable to the Indemnitee; provided, however, that an Indemnitee will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. If the Indemnitor does not assume the defense of the Indemnification Claim as described in this Section 9.6, the Indemnitee may defend the Indemnification Claim, but will have no obligation to do so. The Indemnitee will not settle or compromise the Indemnification Claim without the prior written consent of the Indemnitor, and the Indemnitor will not settle or compromise the Indemnification Claim in any manner which would have an adverse effect on the Indemnitee’s interests (including without limitation any rights under this Agreement or the scope or enforceability of the either Party’s intellectual property, or Confidential Information or patent or other rights licensed to Medgenics by KHK hereunder), without the prior written consent of the Indemnitee, which consent, in each case, will not be unreasonably withheld, conditioned or delayed. The Indemnitee will reasonably cooperate with the Indemnitor at the Indemnitor’s expense and will make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information will be considered Confidential Information and subject to Article 5.

9.7           Insurance. Medgenics will maintain insurance with respect to its activities to be performed in connection with the Initial Development. Such insurance will be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time.

Article 10
MISCELLANEOUS

10.1         Entire Agreement. This Agreement, together with the Exhibits attached hereto constitutes the entire agreement between the Parties relating to the Materials, and supersedes all prior and contemporaneous negotiations and discussions between the Parties concerning its subject matter, including, without limitation, the Material Transfer Agreement. The Exhibits hereto are an integral part of this Agreement and are deemed incorporated by reference herein.

10.2         Modification and Waiver. This Agreement may be amended or waived only in a writing signed by an authorized representative of the Party against whom enforcement of the Agreement is sought.

10.3         Notices. Any consent or notice required to be given or made under this Agreement by one of the Parties to the other will be in writing and (a) delivered by hand, (b) sent by internationally recognized overnight delivery service or (c) sent by facsimile transmission and confirmed by sender by prepaid, registered or certified mail letter, and will be deemed to have been properly served to the addressee upon delivery, in any event to the following addresses:

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

For Medgenics:

Medgenics, Inc.
435 Devon Park Drive - Bldg 700
Wayne, PA 19087, USA
Attention: Scott Applebaum, Chief Legal Officer

For KHK:

KYOWA HAKKO KIRIN CO., LTD.
1-6-1, Otemachi Chiyoda-ku
Tokyo 100-8185, Japan
Attention: Director of Business Development Department

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given: (a) if personally delivered, when delivered; (b) if sent by internationally-recognized overnight courier, on the Business Day of the sender during which the sender delivers the notice to the courier; or (c) if sent by facsimile, when all pages of the notice are successfully transmitted (as shown by a report generated by the sender’s facsimile machine) during a Business Day of the sender.

10.4         Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one (1) or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

10.5         Independent Contractors. It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement will be construed as authorization for either KHK or Medgenics to act as agent for the other. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose, including tax purposes, or to create any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

10.6         No Third Party Beneficiaries. No person or entity other than Medgenics, KHK and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

10.7         Further Assurances. Each Party hereto agrees to execute, acknowledge and/or deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.8         No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party.

10.9         Headings. The captions or headings of the sections or other subdivisions hereof are inserted only as a matter of convenience or for reference and will have no effect on the meaning of the provisions hereof.

10.10       No Implied Waivers; Rights Cumulative. No failure on the part of KHK or Medgenics to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

10.11       Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Delivery of executed copies (including by PDF) of this Agreement or counterparts thereof by facsimile, email or other electronic means will have the same legal validity as delivery of ink-signed copies.

10.12       Governing Law. This Agreement will be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York, New York, U.S.A., notwithstanding the provisions governing conflict of laws of any jurisdiction to the contrary.

10.13      Dispute Resolution.

10.13.1         Escalation. With respect to any disputes between the Parties concerning this Agreement, the dispute will be submitted to escalating levels of Medgenics and KHK senior management for review. If the dispute cannot be resolved despite such escalation, then the matter will be referred to the Chief Executive Officer of Medgenics (or an executive of Medgenics designated by such Chief Executive Officer) and the Chief Executive Officer of KHK (or an executive of KHK designated by such Chief Executive Officer) (the “Executive Officers”) to be resolved by negotiation in good faith as soon as practicable but in no event later than thirty (30) days after referral. Such resolution, if any, by the Executive Officers will be final and binding on the Parties. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, each Party may submit such dispute for arbitration pursuant to Section 10.13.2.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

10.13.2         Arbitration.

(a)          If any dispute will arise between KHK and Medgenics in connection with or relating to this Agreement and is referred for arbitration pursuant to Section 10.13.1, then such dispute will be resolved exclusively by and through an arbitration proceeding to be conducted under the auspices of, and pursuant to, the Commercial Rules of the International Chamber of Commerce (together with any successor organization thereto, the “ICC”) in New York, New York, U.S.A.. Such arbitration proceeding will be conducted in the English language applying the law provided in Section 10.12 and in such an expedited manner as is then permitted by the ICC’s commercial arbitration rules. The Parties also agree to take reasonable discovery, with reasonableness to be determined by the arbitrators. Each of the foregoing agreements to arbitrate all disputes and the results, determinations, findings, judgments and awards rendered through such arbitration will be final, non-appealable and legally binding on KHK and Medgenics and may be entered and enforced by any court or tribunal of competent jurisdiction. Notwithstanding anything to the contrary in this Section 10.13, a Party may seek injunctive relief in any court of competent jurisdiction.

(b)          Any arbitration proceeding will be initiated by written notice from either KHK or Medgenics to the other Party. The arbitration will be conducted before a panel of three (3) arbitrators. Each of KHK and Medgenics will have the right to select one (1) arbitrator. The third arbitrator will be selected by the mutual agreement of the arbitrators appointed by the Parties. The Party initiating the arbitration proceeding will appoint its arbitrator within ten (10) days following service of the demand for arbitration to the other Party, who will in turn appoint its arbitrator within thirty (30) days of receiving service of the demand. The two appointed arbitrators will agree upon an arbitrator within thirty (30) days of the date of the appointment by the Parties of the second arbitrator. If either Party or their appointees fail to appoint an arbitrator within the specified time period, the ICC will exercise its powers pursuant to Article 9 of the ICC Rules of Arbitration to appoint such arbitrator. The ICC’s appointment will be binding on the Parties. Each arbitrator will be an attorney in good standing in the Bar of New York and experienced in commercial disputes involving pharmaceutical companies. Time is of the essence as regards this arbitration procedure, and KHK and Medgenics will instruct the arbitrators to render their decision within ninety (90) days of the arbitration’s completion. The cost of the arbitration (including, without limitation, reasonable attorneys’ fees, expenses and disbursements) will be borne as the arbitrators will decide; otherwise such costs (including, without limitation, the prevailing Party’s reasonable attorneys’ and accountants’ fees, expenses and disbursements) will be borne by the Party against which the judgment of the arbitrator is to be enforced.

10.14         Assignment. Each Party may, without the consent of the other Party, assign or transfer all of its rights and obligations hereunder to an Affiliate, or to its successor in interest by reason of merger or consolidation or sale of all or substantially all of the assets of such Party relating to the subject matter of this Agreement. Any assignment or transfer in violation of the foregoing will be null and void and wholly invalid. This Agreement will inure to the benefit of and be binding on the Parties’ successors and assigns.

[Signature Page Follows]

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the CDOA Effective Date.

Kyowa Hakko Kirin Co., Ltd.		Medgenics, Inc.

By:	/s/ Nobuo Hanai, Ph.D.	By:	/s/ Michael F. Cola

Name:	Nobuo Hanai, Ph. D.	Name:	Michael F. Cola

Title:	President and CEO	Title:	President and CEO

[Signature Page to Clinical Development and Option Agreement]

EXHIBIT A
STUDY PROTOCOL

See Attached

Information in this document is the property of Medgenics, Inc. and is confidential. Neither the document nor the information contained herein should be disclosed or reproduced without written authorization from Medgenics, Inc.

Protocol No.:	MDGN-XXXX
Protocol Titles:

Phase IB Escalating Dose, Open-label, Signal Finding Study to Evaluate the Safety, Tolerability, and Short Term Efficacy of the anti-LIGHT monoclonal KHK252067 in Adolescents (12-18 years of age) with Crohn’s disease resistant to anti-TNF alpha mo oclonal antibodies , with and without loss of function mutations in decoy receptor 3 (DcR3) (anti- LIGHT in anti-TNFalpha resistant Crohn’s disease (TRaCk LIGHT).

Drug:	KHK252067
Sponsor:	Medgenics, Inc

*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

A-1

ii                                  Protocol No.MDGN-XXXX 2015

Title:                                  Phase IB Escalating Dose, Open-label, Signal Finding Study to Evaluate the Safety, Tolerability, and Short Term Efficacy of the anti-LIGHT monoclonal KHK252067 in Adolescents (12-18 years of age) with Crohn’s disease resistant to anti-TNF alpha monoclonal antibodies , with and without loss of function mutations in decoy receptor 3 (DcR3) (anti- LIGHT in anti-TNFalpha resistant Crohn’s disease.

Short Title                       TRaCk LIGHT (TNFalpha Resistant Chrohn’s disease Treated with anti-LIGHT MAb

Protocol Number:	MDGN-XXX

Drug:	KHK252067, human anti-LIGHT IgG4

FDA IND No.	XXXXX

Sponsor	Medgenics, Inc
435 Devon Park Drive Wayne, PA 19087 (610) 254-4201

Sponsor Medical
Monitor	Garry A. Neil, MD
CSO Medgenics, Inc

Principal Investigator	Robert Baldassano, MD
Professor & Head IBD Units Children’s Hospital of Philadelphia

Date of Issue	7/31/2015-V1.0
4/14/2016 – V2.0

*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

A-2

EXHIBIT B
PLAN A LICENSE AGREEMENT

See Attached

Execution Version

Portions of this exhibit have been omitted and filed separately with the Secretary of the Securities and Exchange Commission (the “Commission”) pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Such portions are marked as indicated below.

LICENSE AGREEMENT

by and between

KYOWA HAKKO KIRIN CO., LTD.

and

MEDGENICS, INC.

B-1

Schedules

Schedule 1.7 – Amino Acid Sequence of Anti-LIGHT mAb

Schedule 1.16 – Commercialization Costs

Schedule 1.38 – FTE Rates

Schedule 1.43 – KHK In-Licenses

Schedule 1.47 – KHK Patent Rights

Schedule 1.58 – Medgenics In-License

Schedule 1.62 – Medgenics Patent Rights

Schedule 4.2.1 – Initial Development Plan

B-2

LICENSE AGREEMENT

This License Agreement (this “Agreement”), effective as of the Effective Date (as defined in Section 2.1), is by and between Kyowa Hakko Kirin Co., Ltd., a company organized and existing under the laws of the Japan and having its principal office at 1-6-1, Otemachi, Chiyoda-ku, Tokyo 100-8185, Japan (“KHK”), and Medgenics, Inc., having its address at 435 Devon Park Drive, Building 700, Wayne, PA 19087, U.S.A. (“Medgenics”). KHK and Medgenics may each be referred to herein individually as a “Party” and collectively as the “Parties.”

INTRODUCTION

WHEREAS, the Parties have entered into the Clinical Development and Option Agreement, effective as of June 6, 2016 (the “Clinical Development and Option Agreement”); and

WHEREAS, pursuant to the Clinical Development and Option Agreement, KHK granted Medgenics the right to conduct the Initial Development (as defined in the Clinical Development and Option Agreement) with respect to Anti-LIGHT mAb (as defined in Section 1.7); and

WHEREAS, pursuant to the Clinical Development and Option Agreement, KHK granted Medgenics an option to obtain an exclusive license to Develop and Commercialize products containing Anti-LIGHT mAb at KHK’s election either under the terms and conditions of this Agreement (the “Plan A Election”) or under the terms and conditions of the license agreement attached to Exhibit C to the Clinical Development and Option Agreement (the “Plan B Election”); and

WHEREAS, this Agreement will become fully effective in accordance with Section 2.1 of this Agreement only upon KHK making the Plan A Election pursuant to the terms and conditions of the Clinical Development and Option Agreement; and

WHEREAS, this Agreement will not become effective and be rendered null and void in accordance with Section 2.2 of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Article 1.
DEFINITIONS

When used in this Agreement, each of the following terms will have the meanings set forth in this Article 1:

1.1           “Accounting Standards” means with respect to a Party, as applicable, (a) United States generally accepted accounting principles (“GAAP”), (b) Japanese generally accepted accounting standards, or (c) International Financial Reporting Standards, in each case consistently applied.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-3

1.2           “Acquirer Intellectual Property” means the Patent Rights and Know-How owned or controlled by a Third Party acquirer of Medgenics or KHK, as the case may be, immediately prior to a Change of Control transaction, and Inventions thereto following the effective date of such Change of Control.

1.3           “Administrative Contact” means any contact to or from a Regulatory Authority that is general or administrative in nature (e.g., notification by a Regulatory Authority of the assignment of a new reviewer or a notification of a new address or new contact information).

1.4           “Affiliate” means, with respect to any person or entity, any other person or entity which controls, is controlled by, or is under common control with such person or entity. A person or entity will be regarded as in control of another entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

1.5           “Allowable Expenses” means, with respect to Profit-Share Products and each Contract Quarter, all FTE Costs and Out-of-Pocket Costs incurred by Medgenics or its Related Parties that are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory, and Manufacture of such Profit-Share Products for Commercialization, during the applicable Contract Quarter, including such FTE Costs and Out-of-Pocket Costs which are: (a) Manufacturing Costs; (b) Commercialization Costs; and (c) Third Party Technology Costs, in each case determined from the books and records of Medgenics or its Related Parties maintained in accordance with Accounting Standards and in each case of (a)-(c) as are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory during the applicable Contract Quarter. For clarity, no milestone payment made to KHK or its Affiliates pursuant to Section 8.3 will be an Allowable Expense. For purposes of clarity, it is understood that there will be no double-counting of expenses within the definition of Allowable Expenses.

1.6           “Applicable Law” means the laws, rules and regulations, including without limitation any rules, regulations, guidelines or other requirements of the Regulatory Authorities applicable to the Development, Manufacturing or Commercialization of Licensed Products or other activities conducted by the Parties under this Agreement, that may be in effect from time to time in the applicable territory.

1.7           “Anti-LIGHT mAb” means the fully human monoclonal antibody targeting LIGHT (TNFSF14) consisting of the amino acid sequence set forth on Schedule 1.7.

1.8           “Bankruptcy Code” means Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-4

1.9           “Biosimilar” means, with respect to a reference brand biologic product and a particular jurisdiction, a biologic product: (a) that is highly similar to such reference brand biologic product notwithstanding minor differences in clinically inactive components; (b) has no clinically meaningful differences from such reference brand biologic product in terms of safety, purity and potency; and (c) for which a Biosimilar Application is approved by the relevant Regulatory Authority of such jurisdiction. Notwithstanding anything to the contrary in this Agreement, a “Biosimilar” does not include any biologic product sold under a BLA or approved Biosimilar Application of any Party or any of its Related Parties or manufactured or produced by or on behalf of a Party or any of its Related Parties.

1.10         “Biosimilar Application” means a Regulatory Approval Application for a product claimed to be biosimilar or interchangeable to any Licensed Product, or otherwise relying on the approval of such Licensed Product, in each case in accordance with Applicable Law in the jurisdiction in which the product is sought to be marketed and sold.

1.11         “BLA” means a Biologics License Application filed with FDA or the equivalent thereof filed with any other Regulatory Authority.

1.12         “BMS” means Bristol-Myers Squibb Company.

1.13         “Business Day” means, with respect to KHK, a KHK Business Day, and, with respect to Medgenics, a Medgenics Business Day.

1.14         “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) except in the case of a bona fide equity financing in which a Party issues new shares of its capital stock, a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates.

1.15         “Commercialization” means importing, exporting, marketing, promoting, distributing, offering for sale and selling a Licensed Product and, solely with respect to Sections 7.5.1 and 7.5.2, a Competing Product in the Field and will include activities required to fulfill ongoing post-approval regulatory obligations, including adverse event reporting and sales force training but excluding any Phase 4 Clinical Trial (as defined in Section 1.26). When used as a verb, “Commercialize” will mean to engage in Commercialization.

1.16         “Commercialization Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of Medgenics or its Related Parties in accordance with this Agreement and attributable to, or reasonably allocable to, the Commercialization of the Licensed Products in the Field in the Territory, including marketing costs, sales costs, distribution costs, importing and exporting costs, Phase 5 Clinical Trial costs, insurance costs incurred in connection with Commercialization activities, medical affairs costs and certain general and administrative costs (but excluding Development Costs) as further defined in Schedule 1.16. In this Agreement, “Phase 5 Clinical Trial” means a post-registration clinical trial that is not required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-5

1.17         “Commercialization Party” means the Party responsible for Commercialization of a Licensed Product in a jurisdiction under this Agreement.

1.18         “Commercially Reasonable Efforts” means, with respect to a Party, the carrying out of obligations in a diligent and sustained manner using such effort and employing such resources as would normally be exerted or employed by a similarly situated biopharmaceutical company for a product of similar commercial or strategic importance, and at a similar stage of its product life, based on conditions then prevailing, taking into consideration safety and efficacy, development costs, the anticipated prescription label, the nature of the Licensed Product, the clinical setting in which it is expected to be used and all other relevant factors. Commercially Reasonable Efforts will be determined on a country-by-country basis.

1.19         “Competing Product” means *****, other than a Licensed Product, *****.

1.20         “Confidential Information” means, with respect to each Party, proprietary data or information of such Party or its Affiliates or sublicensees, including, without limitation, (a) with respect to KHK, all KHK Technology, and, with respect to Medgenics, all Medgenics Technology, (b) any information designated as Confidential Information of such Party hereunder, in all cases that is identified as confidential either in writing or orally, provided that any orally disclosed information is described in reasonable detail in a written notice sent by the Disclosing Party to the Receiving Party within thirty (30) days of the oral disclosure requesting that such information be treated as Confidential Information hereunder, and (c) all information that is manifestly confidential, whether or not marked as such.

1.21         “Contract Quarters” means the successive three (3) month periods in each Contract Year ending on March 31, June 30, September 30 or December 31.

1.22         “Contract Year” means the twelve (12) month period beginning on January 1 and ending on December 31 of each calendar year, provided, however, that the first Contract Year will be the period of time beginning on the Effective Date and ending on December 31, 2016. Each Contract Year, except the first Contract Year, will be divided into four (4) Contract Quarters.

1.23         “Control” or “Controlled” means with respect to any (a) material, item of information, method, data or other Know-How, or (b) intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by the referenced Party or its Affiliates of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangement with any Third Party existing before or after the Effective Date.

1.24         “Data Exclusivity Period” means, with respect to a particular jurisdiction, the time period of legal protection and confidential treatment provided for clinical test data required to be submitted to a Regulatory Authority for such jurisdiction in order to demonstrate safety and efficacy of a new drug or biologic, and all similar protections on such clinical test data intended to prevent generic drug manufacturers or biosimilar manufacturers from relying on this data in their own Biosimilar applications.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-6

1.25         “Development” means, with respect to a Licensed Product and, solely with respect to Sections 7.5.1 and 7.5.2, a Competing Product in the Field, non-clinical and clinical drug development activities performed on or after the Effective Date, including without limitation the conduct of clinical trials, test method development, toxicology, pharmacology, pharmacokinetics formulation, data management, statistical analysis and report writing and clinical studies, and regulatory affairs and all activities associated with obtaining and maintaining Regulatory Approvals. When used as a verb, “Develop” means to engage in Development.

1.26         “Development Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of a Party in accordance with this Agreement and attributable to, or reasonably allocable to, the Development of the Licensed Products in the Field in the Territory and European Union and that are materially consistent, as applicable, with the Development Plan, including costs and expenses for Regulatory Approvals and pricing and/or reimbursement approvals, and costs incurred after Regulatory Approval, including Phase 4 Clinical Trial costs, costs of non-clinical studies, costs of clinical studies for additional Indications in the Field, insurance costs incurred in connection with Development activities (but excluding costs that are allocable to Commercialization Costs and the costs of general company management, financial, legal or business development personnel). Development Costs will not include any costs incurred by either Party prior to the Effective Date, including, without limitation, costs for purchasing raw materials, for manufacturing clinical supplies of Licensed Product or for any labeling or packaging materials, whether or not such raw materials, clinical supplies or labeling or packaging materials are used by the Parties for Development activities after the Effective Date. In this Agreement, “Phase 4 Clinical Trial” means a post-registration clinical trial or post-marketing surveillance study performed in accordance with Applicable Laws and required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.

1.27         “Development Plan” means (a) the written comprehensive plan for (i) the Development of any Licensed Product in the Field in the Territory and the European Union, including, but not limited to, activities designed to generate the preclinical, process development/manufacturing scale-up, clinical and regulatory information required for filing Regulatory Approval Applications in the Territory and the European Union and (ii) the preparation and submission of related Regulatory Approval Applications in the Territory and the European Union and (b) an annual budget for Development Costs setting forth both internal and external resources and expenses for the then-current Contract Year.

1.28         “EMA” means the European Medicines Agency and any successor agency having substantially the same functions.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-7

1.29         “European Union” means all countries over which EMA has jurisdiction from time to time and all countries that exit the jurisdiction of the EMA from time to time.

1.30         “Executive Officers” means the Chief Executive Officer of Medgenics (or an executive of Medgenics designated by such Chief Executive Officer) and the Chief Executive Officer of KHK (or an executive of KHK designated by such Chief Executive Officer).

1.31         “Fair Market Value” means (a) with respect to investment by a Third Party in exchange for equity securities of Medgenics, (i) for so long as Medgenics’ common stock is publicly traded on a securities exchange, the volume weighted average closing price of a share of Medgenics’ common stock on the principal exchange on which such stock is then trading for the ten (10) trading days ending on the date that is twenty (20) trading days on such exchange prior to the first public announcement of such equity investment, and (ii) if Medgenics’ common stock is no longer publicly traded on a securities exchange, the fair market value of a share of common stock of Medgenics as of the date of closing such investment as determined in good faith by the board of directors of Medgenics, taking into account such factors and for such time period as the board of directors of Medgenics reasonably deems is appropriate, and agreed to by KHK, such agreement not to be unreasonably withheld, delayed, or conditioned, and (b) with respect to any non-cash consideration (other than equity securities), the fair market value of such consideration as determined in good faith by the board of directors of Medgenics and agreed to by KHK, such agreement not to be unreasonably withheld, delayed, or conditioned.

1.32         “FD&C Act” means the US Federal Food, Drug, and Cosmetic Act, as amended from time to time (21 U.S.C. Section 301 et seq.), together with any rules and regulations promulgated thereunder.

1.33         “FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.34         “Field” means treatment, prevention, and diagnosis ***** of pediatric (18 and below) onset rare and orphan disease ***** Crohn Disease, Ulcerative Colitis, ***** Juvenile Idiopathic Arthritis, Psoriasis, *****. Pediatric onset patients who survive into adulthood will be included in the scope of the Field.

1.35         “First Commercial Sale” means, with respect to a given Licensed Product in a country, the first commercial sale in an arms-length transaction of such Licensed Product to a Third Party by or on behalf of a Party, its Affiliate or its sublicensee in such country following receipt of applicable Regulatory Approval of such Licensed Product in such country.

1.36         “FTE” means a full time equivalent person year (consisting of a total of two thousand (2,000) hours per Contract Year, subject to a proportionate reduction in the first Contract Year) of scientific, technical, marketing, sales, distribution and certain general and administrative activities related to the Development of Licensed Products and/or the Commercialization of the Licensed Products in the Field in accordance with this Agreement. For the avoidance of doubt, no individual will count as more than one (1) FTE, and any individual who works less than two thousand (2,000) hours in a given Contract Year performing activities under this Agreement will be counted as a fraction of one (1) FTE, the numerator of which is the number of hours such individual performs activities under this Agreement and the denominator of which is two thousand (2,000) hours.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-8

1.37         “FTE Costs” means all costs for FTEs calculated by multiplying (a) the actual number of FTEs utilized by KHK or Medgenics in performing activities in accordance with any Development Plan and/or Commercialization Plan by (b) the applicable FTE Rate, provided that, to the extent either Party is unable to fully track the number of FTEs utilized, the Parties will agree on a mechanism for estimating such number.

1.38         “FTE Rate” means, with respect to an FTE, the applicable amount set forth on Schedule 1.38, as such amount may be adjusted pursuant to Section 8.7.

1.39         “IND” means an Investigational New Drug Application, as defined in the FD&C Act, or similar application or submission that is required to be filed with any Regulatory Authority before beginning clinical testing of a Licensed Product in human subjects.

1.40         “Inventions” means any and all ideas, information, Know-How, data research results, writings, inventions, discoveries, modifications, enhancements, derivatives, new uses, developments, techniques, materials, compounds, products, designs, processes or other technology or intellectual property, whether or not patentable or copyrightable, and all Patent Rights and other intellectual property rights in any of the foregoing.

1.41         “Joint Inventions” means any and all Inventions made or generated hereunder jointly by at least one employee or contractor of each Party (or its respective Affiliates), as determined by United States patent laws for inventorship, in each case while performing activities under this Agreement.

1.42         “KHK Business Day” means a day on which banking institutions in Tokyo, Japan are open for business other than a Saturday or Sunday.

1.43         “KHK In-Licenses” means the Third Party agreements listed on Schedule 1.43.

1.44         “KHK Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of KHK (or its Affiliates), as determined by the United States patent laws for inventorship, in each case while performing activities under this Agreement.

1.45         “KHK Know-How” means Know-How that is (a) Controlled by KHK on the Effective Date or during the Term (other than Medgenics Know How pursuant to the licenses granted hereunder) and (b) is reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory or the European Union.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-9

1.46         “KHK Licensor” means LJI, BMS, Lonza, and Sanofi, respectively defined in this Article 1, and its respective successor and assigns, which has licensed rights to KHK pursuant to the KHK In-Licenses.

1.47         “KHK Patent Rights” means (a) the United States and foreign patents and patent applications listed on Schedule 1.47 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (b) the United States and foreign patents and patent applications licensed to KHK under the KHK In-Licenses but not listed on Schedule 1.47 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (c) any Patent Rights included within KHK Inventions prior to the completion of the Term that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory or the European Union and (d) any Patents Rights included in Third Party Technology prior to the completion of the Term (i) in respect of which KHK obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory or the European Union.

1.48         “KHK Technology” means KHK Patent Rights, KHK Know-How and KHK Inventions other than Acquirer Intellectual Property.

1.49         “Know-How” means any non-public, proprietary invention, discovery, process, method, composition, formula, procedure, protocol, technique, result of experimentation or testing, information, data, material, technology or other know-how, whether or not patentable or copyrightable.

1.50         “Licensed Product” means any product containing as an active ingredient the Anti-LIGHT mAb.

1.51         “LIGHT” means TNFSF14 (Unigene cluster number: Hs. 129708).

1.52         “LJI” means La Jolla Institute for Allergy and Immunology and its respective successor and assigns, which has licensed rights to KHK pursuant to the LJI Agreement.

1.53         “LJI Agreement” means License Agreement between La Jolla Institute for Allergy and Immunology and Kyowa Hakko Kirin Co., Ltd. *****.

1.54         “Lonza” means Lonza Sales AG and its Affiliates.

1.55         “Manufacturing” means, as applicable, all activities associated with the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and storage of Licensed Products and, solely with respect to Sections 7.5.1 and 7.5.2, a Competing Product, including without limitation process and formulation development, process validation, stability testing, process development, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control, whether such activities are conducted by a Party, its Affiliates or a Third Party contractor of such Party. When used as a verb, “Manufacture” will mean to engage in Manufacturing.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-10

1.56         “Manufacturing Costs” means:

(a)          With respect to Licensed Product manufactured by Medgenics, its fully-burdened costs (including the costs associated with product testing and release activities) of producing (including startup and validation but excluding what will be covered under Section 4.3.3) and packaging Licensed Product for sale in a given country, determined in accordance with the applicable Accounting Standard, based on the sum of the following components: (i) direct costs, including manufacturing labor and materials directly incurred in producing and packaging such Licensed Product; (ii) manufacturing and accounting personnel costs incurred by Medgenics and attributable and reasonably allocable to the manufacture of Licensed Product, including quality labor and manufacturing and quality supervisory services, depreciation, and other operating and administrative costs which of the manufacturing, quality and accounting departments and associated occupancy costs which are allocable to such company departments based on space occupied or headcount, or other activity based method of allocation; (iii) any other reasonable and customary Out-of-Pocket Costs incurred by Medgenics for the testing, transport, customs clearance, duty, insurance and/or storage of such Licensed Products, including payments made by Medgenics to Third Parties for filing, finishing, packaging, labeling, testing, storage and shipment of such Licensed Product and Medgenics’ handling cost with respect thereto, as applicable; and (iv) Medgenics’ reasonably allocated share of cost of Licensed Product process improvements developed by Medgenics or a Third Party on behalf of Medgenics. For Licensed Products manufactured by Medgenics, Manufacturing Cost will not include any general corporate overhead, any excess capacity cost or charges or cost for process development (except to the extent expressly provided above).

(b)          With respect to Licensed Product manufactured for a Party by one or more Third Parties and supplied to the other Party hereunder amounts actually paid (net of any discounts, credits or refunds) by such Party to such Third Parties for the manufacture and supply of such Licensed Product.

(c)          With respect to Licensed Product manufactured by KHK in Japan and exported to the Territory pursuant to Section 4.3.3, one hundred ten percent (110%) of KHK’s fully burdened manufacturing cost (including the costs associated with product testing and release activities) of producing (including startup and validation) and packaging Licensed Product for sale in a given country, determined in accordance with the applicable Accounting Standard, based on the sum of the following components: (i) direct costs, including manufacturing labor and materials directly incurred in producing and packaging such Licensed Product; (ii) manufacturing and accounting personnel costs incurred by KHK and attributable and reasonably allocable to the manufacture of Licensed Product, including quality labor and manufacturing and quality supervisory services, depreciation, and other operating and administrative costs which of the manufacturing, quality and accounting departments and associated occupancy costs which are allocable to such company departments based on space occupied or headcount, or other activity based method of allocation; (iii) any other reasonable and customary Out-of-Pocket Costs incurred by KHK for the testing, transport, customs clearance, duty, insurance and/or storage of such Licensed Products, including payments made by KHK to Third Parties for filing, finishing, packaging, labeling, testing, storage and shipment of such Licensed Product and KHK’s handling cost with respect thereto, as applicable; and (iv) KHK’s reasonably allocated share of cost of Licensed Product process improvements developed by KHK or a Third Party on behalf of KHK. For Licensed Products manufactured by KHK, Manufacturing Cost will not include any general corporate overhead, any excess capacity cost or charges or cost for process development (except to the extent expressly provided above).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-11

Notwithstanding the foregoing, if the Licensed Product is Manufactured by a Third Party other than Lonza, then the portion of the annual fee payable to Lonza payable by Medgenics pursuant to Section 8.6.4(c) will be excluded from Manufacturing Costs.

1.57         “Medgenics Business Day” means a day on which banking institutions in New York, New York are open for business other than Saturday or Sunday.

1.58         “Medgenics In-License” means each Third Party agreement listed on Schedule 1.58.

1.59         “Medgenics Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of Medgenics (or its Affiliates), as determined by United States patent laws for inventorship, in each case while performing activities under this Agreement.

1.60         “Medgenics Know-How” means Know-How that is (a) Controlled by Medgenics or any of its Affiliates on the Effective Date or during the Term (other than KHK Know-How pursuant to the licenses granted hereunder) and (b) reasonably necessary or useful in connection with Development, Manufacture, use or Commercialization of Licensed Products.

1.61         “Medgenics Licensor” means The Children’s Hospital of Philadelphia (“CHOP”).

1.62         “Medgenics Lonza License Agreement” means an agreement between Medgenics and Lonza that licenses to Medgenics the intellectual property rights subject to the ***** Agreement between Lonza and KHK *****, to the extent related to the Licensed Product in the Field in the Territory and the European Union, including the right to sublicense to another contract manufacturer such that such contract manufacturer can perform process development and supply of anti-LIGHT-mAb.

1.63         “Medgenics Patent Rights” means (a) the United States and foreign patents and patent applications listed on Schedule 1.62 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (b) any Patent Rights included within Medgenics Inventions prior to the completion of the Term that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products and (c) any Patents Rights included in Third Party Technology prior to the completion of the Term (i) in respect of which Medgenics obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products.

1.64         “Medgenics Technology” means Medgenics Know-How, Medgenics Patent Rights and Medgenics Inventions other than Acquirer Intellectual Property.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-12

1.65         “Medical Affairs Activities” means, with respect to a Licensed Product, activities designed to ensure or improve appropriate medical use of, conduct medical education of, or further research regarding, such Licensed Product, including, with respect to such Licensed Product: (a) conducting service based medical activities including providing input and assistance with consultancy meetings, recommending investigators for clinical trials and providing input in the design of such trials and other research related activities, and delivering non-promotional communications and conduct non-promotional activities including presenting new clinical trial data and other scientific information; (b) grants to support continuing medical education, symposia, or Third Party research specifically related to such Licensed Product; (c) development, publication and dissemination of publications relating to such Licensed Product and relevant disease states; (d) medical information services provided in response to inquiries communicated via sales representatives or received by letter, phone call or email; (e) conducting advisory board meetings or other consultant programs; (f) support of investigator-initiated clinical trials; (g) managing relationships with cooperative groups, physician/hospital networks and advocacy groups; and (h) establishing and implementing risk, evaluation and mitigation strategies.

1.66         “Net Sales” means the gross invoiced sales by a Party and/or its Related Parties to Third Parties for Licensed Products sold, less deductions, consistent with applicable Accounting Standards used in the applicable reporting period for such Party’s consolidated financial reporting purposes, which will be limited to: (a) price adjustments, chargeback payments, credits, or rebates (or the equivalent thereof), allowances allowed and taken, quantity or other trade discounts and other amounts paid on sale of Licensed Products, including those granted to and actually used by group purchasing organizations or other buying groups, managed healthcare organizations, pharmacy benefit management companies, health maintenance organizations and any other providers of health insurance coverage, health care organizations or other healthcare institutions (including hospitals), Third Party health care administrators or patient assistance or other similar program, or to federal, state/provincial, local and other governments, including their agencies, or to wholesalers, distributors and other trade customers; (b) sales, use, tariffs, value-add, and/or excise taxes, or other governmental charges and tariffs incurred in connection with exportation or importation directly imposed and with reference to particular sales; (c) reasonable and customary freight, postage, shipping, insurance and other transportation expenses and delayed ship order credits reflected in the applicable invoice and paid by the customer; and (d) amounts allowed, repaid or credited due to defects, returns, rejections, recalls, rebates and replacements and allowances of goods or because of retroactive price reductions; (e) normal and customary rebates, trade, cash or quantity discounts; billing errors; coupons for price reductions; (f) required distribution commissions/fees payable to Third Party wholesalers for distribution of the Licensed Products; (g) allowance and write-offs for bad debt made in accordance with generally accepted accounting principles, consistently applied to all of such Party’s products; (h) discounts pursuant to indigent patient programs and patient discount programs including coupon discounts; and (i) any item, substantially similar in character or substance to any of the foregoing permitted by the applicable Accounting Standards and customary in the pharmaceutical industry.  Net Sales also includes the Fair Market Value of any non-cash consideration received in connection with the sale of the Licensed Products.  In the case of any sale of Licensed Product for value other than in an arm’s length transaction exclusively for cash, Net Sales will be determined by referencing Net Sales at which substantially similar quantities of such Licensed Product are sold in an arm’s length transaction for cash. For purposes of calculating Net Sales, transfers of Licensed Product between a Party and its Related Parties, whether or not value is exchanged therefor, will not be booked as sales.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-13

1.67         “Out-of-Pocket Costs” means, with respect to specified activities hereunder, direct expenses paid or payable by a Party or its Related Parties to Third Parties (other than employees of such Party or its Related Parties) that are specifically identifiable and incurred to conduct such activities.

1.68         “Patent Rights” means all patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revivals or revalidations, supplementary protection certificates and patents of addition) and patent applications (including all provisional applications, continuations, continuations-in-part and divisions).

1.69         “PHS Act” means the Public Health Services Act (Title 42, U.S.C., Chapter 6A). As used herein the PHS Act will refer, more specifically, to 42 USC § 262, which governs the regulation of biological products.

1.70         “Planned Agency Contact” means (a) all communications (whether an Administrative Contact or Substantive Contact) initiated from either Party to a Regulatory Authority or (b) pre-arranged contacts from a Regulatory Authority to a Party, in each case that reasonably relate to or may impact the Manufacture, Development or Commercialization of Licensed Products.

1.71         “Product Labels and Inserts” means (a) all labels and other written, printed or graphic matter affixed to any container, packaging or wrapper utilized with Licensed Product, or (b) any written material physically accompanying Licensed Product, including product package inserts.

1.72         “Product Trademarks” means the trademark(s), service mark(s), accompanying logos, trade dress and/or indicia of origin used in connection with the Commercialization of each Licensed Product in the Territory. For purposes of clarity, the term Product Trademark(s) will not include, without limitation, the corporate names and logos of either Party, and will include any internet domain names incorporating such Product Trademarks.

1.73         “Profit” means with respect to all Profit-Share Products with respect to a Contract Quarter and a country in the Territory: (a) Net Sales of such Profit-Share Products in the Field in the Territory by Medgenics and its Affiliates, plus (b) Profit-Share Product Proceeds, minus (c) Allowable Expenses, to the extent such deductions have not already or otherwise been deducted in calculating the amounts described in (a) and (b) above. If a calculation of Profit for a given Contract Quarter pursuant to the preceding sentence would result in a negative number, the amount of such Profit for such Contract Quarter will be zero (0).

1.74         “Profit-Share Product” means a Licensed Product Commercialized by Medgenics or its Related Parties in the Territory.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-14

1.75         “Profit-Share Product Proceeds” means, with respect to Profit-Share Products, any proceeds received by Medgenics or its Affiliates from Third Parties with respect to the Development, Manufacture, supply, or Commercialization of such Profit-Share Products in the Field in the Territory, including proceeds attributable to a grant of a license or sublicense, or a grant of distribution rights, to permitted sublicensees and distributors under this Agreement, to Develop, Manufacture or Commercialize such Profit-Share Products (or, if rights in addition to such rights to such Profit-Share Products are granted to such Third Party, then reasonably allocated to the rights granted to such Third Party with respect to such Profit-Share Products). In the event any Third Party sublicensee makes a bona fide investment in any equity securities issued by Medgenics or any of its Affiliates, the cash consideration and the Fair Market Value of any non-cash consideration received by Medgenics and its Affiliates in exchange therefor will be excluded from the calculation of Profit-Share Product Proceeds, up to the Fair Market Value of such equity securities, and the sum of any cash consideration and the Fair Market Value of any non-cash consideration received by Medgenics and its Affiliates in excess of the Fair Market Value of such equity securities will be included in the calculation of Profit-Share Product Proceeds.

1.76         “Regulatory Approval” means the approval of the applicable Regulatory Authority necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Licensed Product in a regulatory jurisdiction, including, where required, separate pricing and/or reimbursement approvals.

1.77         “Regulatory Approval Application” means an application submitted to the appropriate Regulatory Authority seeking Regulatory Approval of a Licensed Product in a regulatory jurisdiction, including without limitation a BLA.

1.78         “Regulatory Authority” means any applicable supranational, national, regional, state or local regulatory agency, department, bureau, commission, council or other government entity involved in granting of Regulatory Approval for a Licensed Product in a regulatory jurisdiction, including without limitation the FDA and the EMA.

1.79         “Regulatory Materials” means any regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority, and any other records required to be maintained for possible audit by a Regulatory Authority, that may be necessary or reasonably desirable to Develop, Manufacture, or Commercialize Licensed Products in the Territory and/or the European Union.

1.80         “Related Party” means, with respect to a Party, such Party’s Affiliates and permitted licensees and sublicensees, which term does not include wholesale distributors of such Party or its Affiliates, which distributors purchase a Licensed Product from such Party or its Affiliates in an arm’s-length transaction.

1.81         “Royalty-Bearing Sales” means Net Sales by KHK and its Affiliates of Licensed Products worldwide.

1.82         “Sanofi” means Sanofi, successor in interest to Sanofi-Aventis.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-15

1.83         “Significant Impact” means a decrease in Medgenics’ and its Related Parties’ Net Sales of Licensed Products *****.

1.84         “Substantive Contact” means any contact to or from a Regulatory Authority that is not an Administrative Contact.

1.85         “Sublicensing Royalties” means royalties and sales milestones received by KHK from its licensees or sublicensees on Net Sales by such licensees or sublicensees of Licensed Products worldwide.

1.86         “Territory” means the United States and its territories and possessions and Canada.

1.87         “Third Party” means any person or entity other than a Party or any of its Affiliates.

1.88         “Third Party Technology” means any Patent Rights, Know-How, inventions, or other intellectual property owned, in whole or in part, by or licensed to a Third Party.

1.89         “Third Party Technology Costs” means, with respect to a Profit-Share Product, royalties, license fees or other payments, as applicable, that are made to any Third Party for the use of any Third Party Technology and are reasonably allocable to and reasonably necessary or useful for, the Development, Manufacturing or Commercialization of such Licensed Product in the Field in the Territory. For the avoidance of doubt:

(a)          the amounts payable to the KHK Licensors under the KHK In-Licenses are Third Party Technology Costs, provided however that:

(i)          with respect to payments paid by KHK to LJI *****, only payments stipulated in paragraphs (1) and (3) of Section 12 of such addendum will be included in the Third Party Technology Costs and all other costs such as milestone payments will be solely borne by KHK and not included in Third Party Technology Costs;

(ii)         with respect to payments paid by KHK to Lonza *****, only payments stipulated in Section 5.2 of such agreement will be included in the Third Party Technology Costs and all other costs except for annual maintenance fee which is stipulated in Section 8.6.4(c) in this Agreement, will be solely borne by KHK and not included in Third Party Technology Costs;

(iii)        with respect to payments paid by KHK to BMS *****, only payments stipulated in Section 10.6.1(a)(i) of such agreement will be included in the Third Party Technology Costs and all other costs will be solely borne by KHK and not included in Third Party Technology Costs;

(b)          the amounts payable by Medgenics:

(i)          to the Medgenics Licensor pursuant to Section 6.4.1 and, with respect to amounts payable after receipt of the first Regulatory Approval for a Licensed Product in the Field in the Territory or the European Union, pursuant to Section 6.2 under the Medgenics In-License will be included in the Third Party Technology Costs, and payments paid by Medgenics to CHOP with respect of all other costs under the Medgenics In-License, including but not limited to milestone payments, will be solely borne by Medgenics and not included in Third Party Technology Costs; and

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-16

(ii)         as royalties under the Medgenics Lonza License Agreement shall be treated as Third Party Technology Costs; and

(c)          the amounts payable for obtaining rights to Third Party Technology for the Territory under Section 9.5 are Third Party Technology Costs.

1.90         “Unplanned Agency Contact” means all communications (whether an Administrative Contact or Substantive Contact) from a Regulatory Authority to a Party without advance notice that reasonably relate to or may impact the manufacture, development of commercialization of Licensed Products, including without limitation e-mails, faxes, telephone calls or unplanned face-to-face meetings.

1.91         Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“Agreement”	Preamble
“Audited Party”	8.6.6
“BPCIA”	9.6.2
“Challenge”	11.2.4
“CHOP”	1.61
“Clinical Development and Option Agreement”	Introduction
“Commercialization Plan”	5.2
“Commercial Team Leader”	3.3.1(a)
“Co-Chairperson”	3.1.1(b)
“Controlling Party”	9.3.3
“Cooperating Party”	9.3.3
“Defending Party”	9.4.2(a)
“Defensive Actions”	9.3.2
“Development Team Leader”	3.2.1(a)
“Disclosing Party”	10.1.1
“Effective Date”	2.1
“Enforcement Expense”	9.3.3
“EU Royalty Rate”	8.5.1
“EU5 Countries”	6.2
“GAAP”	1.1
“Global Clinical Study”	4.2.4
“ICC”	13.2.2(a)
“Indemnitee”	12.10.3

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-17

“Infringement Claim”	9.4.1
“Inspecting Party”	5.3.4
“IP”	11.7
“Joint Commercialization Committee” or “JCC”	3.3.1
“Joint Development Committee” or “JDC”	3.2.1
“Joint Patent”	9.2.2
“Joint Steering Committee” or “JSC”	3.1.1
“KHK”	Preamble
“KHK Indemnitees”	12.10.1
“KHK Managed Patent Rights”	9.2.1
“KHK Manufacture Option”	5.3.3
“KHK Territory Royalty Rate”	8.5.1
“Losses”	12.10.1
“Manufacturing Responsibility Transition Plan”	5.3.3
“Medgenics”	Preamble
“Medgenics Indemnitees”	12.10.2
“Other Royalty Rate”	8.5.1
“Party” or “Parties”	Preamble
“Phase 3 Clinical Trial”	4.2.4
“Phase 4 Clinical Trial”	1.26
“Phase 5 Clinical Trial”	1.16
“Plan A Election”	Introduction
“Plan B Election”	Introduction
“Prosecuting Party”	9.2.2
“Publications”	10.2.2
“Receiving Party”	10.1.1
“Recoveries”	9.3.3
“Reference Product Sponsor”	9.6.2
“Requesting Party”	8.6.6
“ROFR Period”	7.5.2(b)
“Section 351(k) Applicant”	9.6.1
“SPC”	9.8
“Supply Agreement”	5.3.2
“Term”	11.1
“Territory Royalty Rate”	8.5.1
“Third Party Claim”	12.10.1
“True-up Payment”	8.2.3

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-18

Article 2.
EFFECTIVENESS OF THIS AGREEMENT

2.1           Effectiveness of this Agreement upon the Plan A Election. This Agreement is not and will not become effective except as set forth in this Section 2.1. As of the date on which KHK provides notice to Medgenics that KHK has elected the Plan A Election in accordance with Section 4.1.4 of the Clinical Development and Option Agreement, this Agreement shall automatically become effective. Such date is referred to in this Agreement as the “Effective Date.”

2.2           Non-Effectiveness of this Agreement. Upon the earliest to occur of (a) the termination of the Clinical Development and Option Agreement pursuant to any of Section 7.2, 7.3, 7.4 or 7.5 thereof, (b) KHK making or being deemed to make the Plan B Election in accordance with Section 4.1.4 of the Clinical Development and Option Agreement or (c) the expiration of the Clinical Development and Option Agreement pursuant to Section 7.1(a) thereof, this Agreement will not become effective and be rendered null and void.

Article 3.
GOVERNANCE

3.1           Joint Steering Committee.

3.1.1           Establishment of JSC. As soon as practicable and no later than ***** after the Effective Date, the Parties will establish a committee to facilitate the Development and Commercialization of Licensed Products under this Agreement (the “Joint Steering Committee” or “JSC”) as follows:

(a)          Composition of the Joint Steering Committee. The JSC will be comprised of two (2) representatives designated by each of the Parties. Each representative will be an individual of suitable authority and seniority with significant experience or expertise in biopharmaceutical drug development. Each Party will appoint its respective initial representatives to the JSC ***** after the Effective Date, and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Additional representatives or consultants may from time to time be invited to attend JSC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.

(b)          Chairperson. Each Party will designate one (1) of its representatives to be a co-chairperson (“Co-Chairperson”). Each Co-Chairperson or its designee will conduct the following activities of the Joint Steering Committee cooperatively: (i) scheduling meetings at least once per Contract Quarter, but more frequently if the JSC determines it necessary; (ii) setting agendas for meetings with solicited input from representatives of each Party; (iii) preparing and confirming minutes of the meetings, which will provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations made by the JSC, and delivering minutes to each Party’s senior management for review and final approval; and (iv) conducting effective meetings, including ensuring that objectives for each meeting are set and achieved.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-19

(c)          Meetings. The JSC will meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Contract Quarter. The JSC may meet by means of teleconference, videoconference or other similar communications equipment; provided that there will be at least one (1) in-person meeting in each Contract Year. In-person meetings will alternate between a KHK facility in Japan and a Medgenics facility in the United States.

(d)          Responsibilities. Subject to Section 3.1.3, the JSC will have the following responsibilities:

(i)          reviewing and approving all Development Plans (including Development budgets contained therein) and amendments and updates thereto, in each case within thirty (30) days after submission to the JSC;

(ii)         reviewing and approving the regulatory strategy, clinical development strategy, and clinical supply strategy developed by the JDC for the Territory and the European Union for the initial indication and additional indications in the Field;

(iii)        reviewing and approving a recommendation from the JDC to Develop any additional indications in the Field in the Territory and the European Union;

(iv)        monitoring Development activities for Licensed Products undertaken by each Party in the Territory and the European Union, including, without limitation, monitoring the progress of each Party in its conduct of each Development Plan against the timelines and budgets contained therein; reviewing relevant data; and considering issues of priority;

(v)         resolving any disputes that cannot be resolved by the JDC, including, but not limited to the disputes relating to Development budgets and Development Costs; and

(vi)        performing such other activities as are contemplated under this Agreement and that the Parties mutually agree will be the responsibility of the JSC.

3.1.2       Appointment of Subcommittees and Project Teams. The JSC will be empowered to create such subcommittees of itself and other additional project teams as it may deem appropriate or necessary (e.g., CMC, technology transfer, preclinical, clinical) and may elect to delegate responsibilities to such subcommittees or additional project teams as it may from time to time deem appropriate. Each such subcommittee and project team will report to the JSC and the JSC will approve or reject recommendations or actions proposed thereby, subject to the terms of this Agreement. Notwithstanding the foregoing, no subcommittee or project team will have authority to make any decision binding upon the JSC, other committee, or the Parties.

3.1.3           Decision-Making. With respect to any matter over which the JSC has authority pursuant to Section 3.1.1(d), the JSC will use reasonable best efforts to reach unanimous agreement on a proposed action, approval or resolution with each Party (regardless of the number of attendees from the Party at a given meeting) having only one (1) vote, which vote will be cast by the Party’s Co-Chairperson or its designee. If the JSC is unable to reach unanimous agreement, such matter will be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, then:

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-20

(a)          Medgenics will have final decision-making authority with respect to all matters concerning Development of the Licensed Product for the initial indication in the Field in the Territory and the European Union, subject to Section 8.2.1; provided that the performance of such activities under the Development Plan (or portions thereof) for the initial indication in the Field in the Territory or European Union cannot be assigned to KHK except with KHK’s consent;

(b)          Development of indications in the Field for the Licensed Product in the Territory and/or European Union beyond the initial indication will require the unanimous consent of the JSC on all matters relating to Development Plans and Development budgets; and

(c)          final decision-making authority with respect to Commercialization of Licensed Products in a given territory, including but not limited to Commercialization Plans, Commercialization budgets, manufacturing of commercial supply and decisions on pricing and reimbursement, will not be subject to approval by the JSC (or any other committee created pursuant to this Agreement) and will be subject to the final decision-making authority of the Party who holds the Commercialization rights in such territory.

3.2           Joint Development Committee.

3.2.1           Establishment of JDC. As soon as practicable and no later than ***** after the establishment of the JSC, the JSC will establish a committee to facilitate Development of Licensed Products (the “Joint Development Committee” or “JDC”) as follows:

(a)          Composition of the JDC. The JDC will be comprised of not less than two (2) and not more than five (5) representatives from each Party. One (1) such representative from each Party will be designated as that Party’s “Development Team Leader” to act as the primary JDC contact for that Party. Medgenics’ Development Team Leader will be the chairperson of the JDC. Each Development Team Leader will be responsible for ensuring that his/her Party’s JDC members carry out the activities assigned to them under any Development Plan. Each Party will appoint its respective representatives to the JDC within ***** after the establishment of the JSC and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Any member of the JDC may designate a substitute to attend and perform the functions of that member at any meeting of the JDC. Additional representatives or consultants may from time to time be invited to attend JDC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-21

(b)          Meetings. The JDC will meet monthly, or at such other frequency as is necessary, as agreed by the JDC based on the volume of Development activity. The JDC may meet by means of teleconference, videoconference or other similar communications equipment unless the Development Team Leaders agree to an in-person meeting. In-person meetings will alternate between a KHK facility in Japan and a Medgenics facility in the United States.

(c)          Secretary. Medgenics’ Development Team Leader will appoint a secretary from among the Medgenics representatives on the JDC to act as secretary of the JDC meeting. The secretary will record in sufficient detail the discussion and decisions of the JDC. Such minutes will be circulated to the Parties promptly following the meeting for review, comment and distribution. Such minutes will then be distributed to the JSC for information only. The Parties will endeavor to manage the business and meetings of the JDC in the most cost-effective way possible.

(d)          Responsibilities. The JDC will have the following responsibilities:

(i)          preparing Development Plans and Development budgets set forth therein, including amendments and updates thereto, and submitting such Development Plans and Development budgets to the JSC for approval; provided that (1) the Medgenics representatives on the JDC will be primarily responsible for preparing the portions of the Development Plan containing the operational activities of Medgenics and all amendments and updates thereto and (2) the KHK representatives on the JDC will be primarily responsible for preparing the portions of the Development Plan containing the operational activities of KHK and all amendments and updates thereto;

(ii)         developing a regulatory strategy, clinical development strategy and clinical supply strategy for the Territory and the European Union and submitting such strategies to the JSC for approval;

(iii)        reviewing Development progress and a comparison of actual Development Costs to the applicable annual Development budget for the Contract Year-to-date;

(iv)        making Development recommendations to the JSC for approval;

(v)         facilitating the transfer of Know-How and Confidential Information between the Parties for purposes of facilitating the Development activities of the Parties under this Agreement

(vi)        reviewing requests from clinical investigators on investigators’ sponsored trials and making recommendations to the JSC for approval; and

(vii)       performing such other activities as are contemplated under this Agreement and that the Parties mutually agree will be the responsibility of the JDC.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-22

(e)          JDC Decision-Making. With respect to any matter over which the JDC has authority pursuant to Section 3.2.1(d), the JDC will use reasonable best efforts to reach unanimous agreement on a proposed action, approval or resolution with each Party (regardless of the number of attendees from the Party at a given meeting) having only one (1) vote, which vote will be cast by the Party’s Development Team Leader or its designee. If the JDC is unable to reach unanimous agreement, such matter will be referred to the JSC for resolution in accordance with Sections 3.1.1(d)(v) and 3.1.3.

3.3           Joint Commercialization Committee.

3.3.1           Establishment of JCC. As soon as practicable and no later than ***** prior to the projected First Commercial Sale of a Licensed Product in the Territory or the European Union, the JSC will establish a committee to facilitate Commercialization of Licensed Products (the “Joint Commercialization Committee” or “JCC”) as follows:

(a)          Composition of the JCC. The JCC will be comprised of not less than two (2) and not more than five (5) representatives from each Party. One (1) such representative from each Party will be designated as that Party’s “Commercial Team Leader” to act as the primary JCC contact for that Party. Each Commercial Team Leader will be responsible for ensuring that his/her Party’s JCC members carry out the activities assigned to them under any Commercialization Plan. Each Party will appoint its respective representatives to the JCC within ***** after the establishment of the JCC and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Any member of the JCC may designate a substitute to attend and perform the functions of that member at any meeting of the JCC. Additional representatives or consultants may from time to time be invited to attend JCC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.

(b)          Meetings. The JCC will meet monthly, or at such other frequency as is necessary, as agreed by the JCC based on the volume of Commercialization activity. The JCC may meet by means of teleconference, videoconference or other similar communications equipment unless the Commercial Team Leaders agree to an in-person meeting. In-person meetings will alternate between a KHK facility in Japan and a Medgenics facility in the United States.

(c)          Secretary. Medgenics’ Commercial Team Leader will appoint a secretary from among the Medgenics representatives on the JCC to act as secretary of the JCC meeting. The secretary will record in sufficient detail the discussion and decisions of the JCC. Such minutes will be circulated to the Parties promptly following the meeting for review, comment and distribution. Such minutes will then be distributed to the JSC for information only. The Parties will endeavor to manage the business and meetings of the JCC in the most cost-effective way possible.

(d)          Responsibilities. The JCC will have the following responsibilities:

(i)          overseeing the Commercialization of the Licensed Products;

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-23

(ii)         setting overall strategic objectives and plans (including pricing and reimbursements) relating to Commercialization of the Licensed Products in the Field in the Territory and the European Union;

(iii)        reviewing the Commercialization Plans and Commercialization budgets for the Territory and proposed material amendments or updates thereto submitted to the JCC by Medgenics;

(iv)        reviewing the Commercialization Plan and Commercialization budgets for the European Union and proposed material amendments or updates thereto submitted to the JCC by KHK;

(v)         monitoring Commercialization activities for Licensed Products undertaken by the Parties in the Territory and the European Union;

(vi)        reviewing Commercialization issues in the Field in the Territory and the European Union;

(vii)       providing a forum for the Parties to discuss the Commercialization of the Licensed Products in the Field in the Territory and the European Union;

(viii)      facilitating the transfer of Confidential Information between the Parties for purposes of facilitating the Commercialization activities of the Parties hereunder; and

(ix)         performing such other activities as are contemplated under this Agreement and that the Parties mutually agree will be the responsibility of the JCC.

(e)          JCC Decision-Making. The JCC is a consultative body only and has no decision making power.

Article 4.
DEVELOPMENT

4.1           Overview. Medgenics will take the lead for (a) all Development of the Licensed Product in the Field in the Territory (subject to Section 6.1.2 in the case of Canada) for the initial indication and, if additional Development is approved by the JSC, additional indications in the Field beyond the initial indication, and (b) all Development of the Licensed Product in the Field in the European Union (subject to Section 6.1.1 in the case of terminated countries in the European Union) for the initial indication before the first Regulatory Approval for a Licensed Product in the European Union is transferred from Medgenics to KHK, in each of (a) and (b) as more fully set forth in this Article 4. After receipt of the first Regulatory Approval for a Licensed Product in the Field in the United States and after the transfer of the first Regulatory Approval to KHK, pursuant to Section 4.3.1(c), further Development in the given jurisdiction is subject to Section 4.2.2.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-24

4.2           Development Plans.

4.2.1           Development Plans. The initial Development Plan for the initial indication in the Field in the United States and the European Union is attached hereto as Schedule 4.2.1. The initial Development Plan is a non-binding understanding of Medgenics’ current plans for the Development of Licensed Products for the initial indication in the Field in the United States and the European Union and is included for informational purposes only. Medgenics will update the initial Development Plan within ***** after the Effective Date.

4.2.2           Additional Indications. At any time, either Party may propose to Develop in the Territory and/or the European Union Licensed Products for additional indications in the Field (i.e., in addition to the first indication) by submitting to the JDC a written proposal for the Development thereof, including a proposed work plan, budget and timeline. Upon unanimous agreement by the JDC members to Develop Licensed Products for such additional indication(s), the JDC will update the Development Plan to include such Development and submit the updated Development Plan for approval by the JSC. Neither Party will initiate such Development activities in the Territory and/or the European Union with respect to any additional indication in the Field without the unanimous approval by JSC.

4.2.3           Updates. As early as necessary and no later than ***** prior to the beginning of the next Contract Year, the JDC will update each Development Plan and submit such updated Development Plans to the JSC for approval, which approval will occur no later than ***** prior to the beginning of the next Contract Year. Each Development Plan will contain the specific Development objectives to be achieved by each Party during the then-current Contract Year and the annual budget for such Contract Year, the specific Development activities to be performed by each Party and the timeline for performing such Development activities. Each Party will use its Commercially Reasonable Efforts to perform the activities designated to be performed by such Party pursuant to each Development Plan.

4.2.4           Global Clinical Study. If Medgenics conducts a Global Clinical Study in the Field in any country in the Territory, at KHK’s request Medgenics will in good faith discuss with KHK including sites in countries outside of the Territory for such Global Clinical Study in order for KHK to join such Global Clinical Study. In order for Medgenics to include such sites in the Global Clinical Trial, such discussions must result in a mutually satisfactory amendment to this Agreement that addresses all relevant matters including operational matters (such as allocation of responsibilities between the Parties), regulatory matters (such as preparation of any required IND, management of communications with Regulatory Authorities and which Party will be the holder of the IND/sponsor of the trial), risk matters (including KHK indemnifying Medgenics for Losses resulting from Third Party Claims arising from the trial at such sites including product liability and from Medgenics’ performance of its allocated responsibilities) and KHK bearing all costs associated with all of the foregoing. In this Agreement, “Global Clinical Study” means, with respect to Development of Licensed Products, a study with a unique protocol, the results of which are designed to be submitted to Regulatory Authorities of the United States and European Union and other countries as mandatory for obtaining Regulatory Approval of such Licensed Products in the respective countries.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-25

4.2.5           Development Event Notices. Medgenics will inform KHK of the occurrence of each of the following events in writing within ***** after such occurrence: (a) commencement of the first Phase 3 Clinical Trial for any Licensed Product in the Territory and/or the European Union; and (b) receipt of the first Regulatory Approval for any Licensed Product in the Territory. In this Agreement, “Phase 3 Clinical Trial” means a registration or pivotal clinical trial performed in accordance with applicable laws and conducted in subjects with a particular disease or condition which is designed to establish the efficacy and safety of a Licensed Product given its intended use and to define warnings, precautions and adverse events that are associated with such Licensed Product in the dosage range intended to be prescribed.

4.3           Development Responsibilities for Licensed Products. The Parties will share responsibility for Development activities for Licensed Product for the Field for Territory and the European Union as follows:

4.3.1           Regulatory Matters.

(a)          Strategy. The JDC will develop, and the JSC will review and approve, a regulatory strategy for the Field for the United States, the European Union and Canada (subject to Section 6.1.2), that is consistent with the terms of this Agreement. Pursuant to and in accordance with such regulatory strategy, Medgenics will use Commercially Reasonable Efforts to prepare Regulatory Approval Applications or other submissions to Regulatory Authorities that Medgenics is responsible for preparing under this Agreement that are suitable in content and format for use in all geographies in the applicable Territory and the European Union (e.g., use of ICH eCTD format).

(b)          Communications with Regulatory Authorities.

(i)          The Parties will jointly participate in the following, as set forth in Section 4.3.1(b)(ii): (w) all material communications with any Regulatory Authority in the Territory and the European Union; (x) label development, including negotiations with any Regulatory Authority in the Territory and the European Union; (y) advisory committee meetings in the Territory and the European Union; and (z) negotiation with any Regulatory Authority in the Territory and the European Union regarding post-approval commitments.

(ii)         The Parties will comply with the following procedures for effecting joint participation in communications with Regulatory Authorities with respect to Licensed Products in the Field in the Territory and the European Union as follows:

(1)         Medgenics will lead communications with Regulatory Authorities in the Territory. Medgenics will lead communications with Regulatory Authorities in the European Union until the first Regulatory Approval for a Licensed Product in the Field in the European Union is transferred from Medgenics to KHK. KHK will lead communications with Regulatory Authorities in the European Union after the first Regulatory Approval for a Licensed Product in the Field in the European Union is transferred from Medgenics to KHK. Medgenics will assist KHK in communications with Regulatory Authorities in the European Union.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-26

(2)         In this regard, in the event of a Planned Agency Contact from a Regulatory Authority in the Territory or the European Union to Medgenics that is a Substantive Contact, Medgenics will notify KHK in advance of the contact in order to allow adequate time for KHK’s participation or review. If the Substantive Contact is required urgently and is imminent, every reasonable attempt should still be made to notify KHK to enable comment or participation;

(3)         In the event of an Unplanned Agency Contact from a Regulatory Authority in the Territory or the European Union to a Party that is a Substantive Contact, such Party will communicate the substance of such Substantive Contact to the other Party as soon as possible. In the rare case that an immediate response is required by the Regulatory Authority, the responding Party will capture the response provided to the Regulatory Authority in writing and communicate the response to the other Party within twenty-four (24) hours;

(4)         In the event of Planned Agency Contacts or Unplanned Agency Contacts that are Administrative Contacts, Medgenics, KHK or the contacted Party, as applicable, will communicate such contact with the other Party no later than forty-eight (48) hours after such contact is made;

(5)         Each Party will provide to the other Party, as soon as reasonably practicable, copies of any documents or other correspondence received from such Regulatory Authorities in the Territory or the European Union (including without limitation any meeting minutes); and

(c)          Regulatory Approvals.

(i)          Medgenics will be responsible for preparing and filing Regulatory Approval Applications for the Licensed Products in the Field for the United States and Canada (subject to Section 6.1.2). Regulatory Approval Applications for which Medgenics is responsible and any resulting Regulatory Approvals of the Licensed Products in the Field in the Territory will be made and issued in the name of Medgenics or its Related Parties. Medgenics will provide KHK with drafts of any Regulatory Approval Applications for which Medgenics is responsible to be submitted to the applicable Regulatory Authorities in the Territory sufficiently in advance of submission to allow KHK to exercise its right to review and comment on such documents.

(ii)         Medgenics will be responsible for preparing and filing the first Regulatory Approval Application for the Licensed Products in the Field for the European Union. Medgenics will apply for such first Regulatory Approval for the Licensed Products in the Field in the European Union by submitting the Regulatory Approval Applications with Medgenics (or its local agent) as the applicant and KHK or KHK’s designee as the proposed Regulatory Approval holder to EMA. Medgenics will provide KHK with drafts of any Regulatory Approval Applications to be submitted to EMA sufficiently in advance of submission to allow KHK to exercise its right to review and comment on such documents. After receipt of the Regulatory Approval for the Licensed Product in the first indication in the Field in the European Union, the JSC will determine which Party shall be responsible for preparing and filing Regulatory Approval Applications for (a) the Licensed Products in the Field in any country in the European Union in which Medgenics fails to obtain Regulatory Approval in the first indication, if any, and (b) the Licensed Products in the second indication in the Field in the European Union. All Regulatory Approval Applications and any resulting Regulatory Approvals of the Licensed Products for the European Union after the Regulatory Approval for the first indication will be issued in the name of KHK or its Related Parties. In countries/regions in the European Union where a Regulatory Approval is only given to a party who has filed the Regulatory Approval Application therefor, the Parties will discuss in good faith and decide on the method how to file the Regulatory Approval Applications and the timing to transfer the title to the Regulatory Approval Applications and/or Regulatory Approval from Medgenics to KHK such that KHK will hold title to such Regulatory Approval as soon as practicable after such Regulatory Approval is obtained.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-27

(iii)        Medgenics grants KHK a right of reference to Regulatory Approval Applications filed by Medgenics in the Territory for purposes of KHK obtaining Regulatory Approval (a) outside the Field in the Territory and (b) outside the Territory and will provide the FDA with any required document to effect such right of reference. In addition, Medgenics will provide KHK manufacturing information for the CMC section of KHK’s Regulatory Approval Applications for the Licensed Product outside the Territory where applicable.

(d)          Assistance. Each Party will cooperate with the other Party to provide all reasonable assistance and take all actions reasonably requested by the other Party that are necessary or desirable to enable the other Party to comply with any Applicable Law, including, but not limited to, reporting adverse drug experiences (and serious adverse drug experiences) to the applicable Regulatory Authorities.

4.3.2       Clinical Development. Subject to Sections 3.1.3 and 4.2.2, the JDC will develop, and the JSC will review and approve, a clinical development strategy for the Field for the Territory and the European Union. Each Development Plan will be consistent with such clinical development strategy. Medgenics will lead the day-to-day clinical Development for Licensed Product in the Field for the Territory as necessary for preparing and submitting Regulatory Approval Applications in the Territory and, subject to the following sentence, with EMA. After the first Regulatory Approval for a Licensed Product in the Field in the European Union is obtained by KHK, any such Development will be performed by the Parties as determined by the JSC, subject to Sections 3.1.3(b) and 4.2.2. Medgenics will take the lead for any Phase 4 Clinical Trial, and will provide assistance with respect to any other activity, that is required by the applicable Regulatory Authority to be conducted in the Territory and/or European Union for the initial indication in the Field. Medgenics will provide reasonable consultation to KHK upon KHK’s request in connection with Development of the Licensed Product outside the Territory.

4.3.3       CMC. Medgenics will be solely responsible for all chemistry, manufacturing and control activities for the Licensed Product to support Regulatory Approval for the initial indication in the Field in the Territory and the European Union, which, for clarity includes all CMC activities up to and including manufacturing process development, commercial scale-up and validation. Medgenics will bear all costs and expenses incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development for the initial indication in the Field in the Territory and the European Union (including failed batches and any batches, or parts thereof, that are Manufactured after the Effective Date, in anticipation of clinical studies but which are not actually used), and disposal of clinical samples, and, for clarity, none of such costs will be included in Allowable Expenses.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-28

4.3.4       Preclinical Development. If the JSC so tasks the JDC, the JDC will develop, and the JSC will review and approve, a preclinical strategy for the Territory and the European Union, which strategy will provide for the roles and responsibilities of the Parties in (a) preparing and reviewing the preclinical sections of all Regulatory Approval Applications and other submissions to any Regulatory Authorities for the Territory and the European Union, and (b) providing pharmacokinetic, pathology, toxicology and bioanalytical support for the clinical program.

4.4           Drug Safety.

4.4.1       Responsibility Before First Commercial Sale. Prior to the First Commercial Sale of a Licensed Product in the Field in the Territory or the European Union, Medgenics will hold and manage the safety database and will lead safety monitoring and reporting in the Territory and the European Union, and KHK will hold and manage the safety database during clinical development and will lead safety monitoring and reporting outside the Territory and outside the European Union. Each Party will allow the other Party and its Affiliates and sublicensees or Third Parties acting on their respective behalf, to:

(a)          review all serious adverse events within time frames that comply with 21 CFR 312.32;

(b)          review IND safety reports, investigator brochure amendments, patient consent forms and clinical protocols;

(c)          review monthly line listings;

(d)          read and write to the database;

(e)          participate in signaling discussions; and

(f)          review all periodic reporting required by Regulatory Authorities (e.g., IND Annual Reports, EU Annual Safety Reports, etc.).

The Parties agree to jointly develop and enter into a global safety data exchange and pharmacovigilance agreement to facilitate this exchange of information no later than ***** prior to the date of initiation of the first clinical study sponsored by KHK if and when KHK decides to Develop the Licensed Product in its jurisdiction. In such case, Medgenics will be responsible for holding and maintaining the global safety database for the Licensed Product.

4.4.2       After First Commercial Sale. In case the Parties have not entered in to a global safety data exchange and pharmacovigilance agreement according to Section 4.4.1, not later than ***** prior to the anticipated First Commercial Sale of a Licensed Product in the Territory or the European Union, Medgenics and KHK will jointly develop and enter into a global safety data exchange and pharmacovigilance agreement. In such case, Medgenics will be responsible for holding and maintaining the global safety database for the Licensed Product.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-29

4.5           Records. Each Party will maintain scientific records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which will fully and properly reflect all work done and results achieved in the performance of Development under this Agreement by such Party. Each Party will have the right, during normal business hours and upon reasonable notice, to inspect and copy (or request the other Party to copy) all records of the other Party maintained in connection with the work done and results achieved in the performance of Development under this Agreement. All such records and the information disclosed therein will be maintained in confidence by the recipient in accordance with Article 10.

4.6           Know-How Transfer. In order to facilitate Development of Licensed Products, from time to time during the Term, each Party will disclose or transfer to the other Party any applicable KHK Know-How or Medgenics Know-How, as the case may be, existing as of the Effective Date or developed after the Effective Date that is reasonably necessary or useful for the Development or Manufacture of the Licensed Products. Except as otherwise provided under this Agreement or explicitly authorized in writing by a Party, all Know-How delivered by such Party to the other Party will remain the sole property of such Party.

Article 5.
COMMERCIALIZATION

5.1           Commercialization. Medgenics will be solely responsible for all Commercialization activities relating to the Licensed Products in the Field in the Territory, and as between Medgenics and KHK, Medgenics will record all revenues in connection with the Commercialization of Licensed Products in Field in the Territory. KHK will be solely responsible for all Commercialization activities relating to the Licensed Products (a) outside the Field in the Territory and (b) outside the Territory, and as between Medgenics and KHK, KHK will record all revenues in connection with the Commercialization of Licensed Products (i) outside the Field in the Territory and (ii) outside the Territory. Medgenics will provide reasonable consultation to KHK upon KHK’s request in connection with Commercialization of the Licensed Product outside the Territory.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-30

5.2           Commercialization Plans and Budgets. Commencing at least ***** prior to the projected First Commercial Sale of a Licensed Product in the Field in the Territory or the European Union, as applicable, the Commercialization Party will commence preparing a commercialization plan (each, a “Commercialization Plan”) for such Licensed Product in the Field in the Commercialization Party’s territory (i.e., Medgenics is the Commercialization Party with respect to the Territory and KHK is the Commercialization Party with respect to the European Union), including but not limited to marketing strategies and materials, and patient advocacy, and a proposed annual budget estimating with reasonable detail Allowable Expenses expected to be incurred by Medgenics in connection with the Commercialization of Profit-Share Products. No later than ***** prior to the projected First Commercial Sale of such Licensed Product in the Commercialization Party’s territory, the Commercialization Party will submit a Commercialization Plan to the JCC for information only. After the launch of such Licensed Product, no later than ***** prior to the beginning of the next Contract Year, the Commercialization Party will update the Commercialization Plan for the Field in the Commercialization Party’s territory for such Licensed Product and submit such proposed updates to the JCC for information only. During the course of the Commercialization Party’s initial preparation of the Commercialization Plan and any subsequent updates, the other Party may, through its representatives on the JCC, provide input on Commercialization strategies for the Field for the Territory and the European Union. The Commercialization Party will give reasonable consideration to the other Party’s input, but the other Party acknowledges that the Commercialization Party has the final decision-making authority over Commercialization activities in the Field in the Commercialization Party’s territory.

5.3           Manufacturing and Supply.

5.3.1       Responsibility. The JCC will develop a manufacturing and supply strategy for the Territory. Pursuant to this strategy, Medgenics will be solely responsible for and will lead day-to-day operational management of Manufacturing and supplying any Licensed Product for Commercialization in the Field in the Territory.

5.3.2       Supply by Medgenics. Subject to Section 5.3.3, Medgenics will Manufacture and supply all of KHK’s requirements of Licensed Product for Commercialization and/or Development outside the Field in the Territory and outside the Territory. Medgenics will supply KHK with unlabeled vialed Licensed Product for clinical trials conducted (a) outside the Territory, and (b) outside of the Field in the Territory and unlabeled vialed Licensed Product for Commercialization (i)  outside the Territory or (ii) outside the Field in the Territory, in each case at *****. Medgenics’ distribution of Licensed Product will be to a single distributor or Affiliate of KHK, as directed by KHK. Medgenics will ship all Licensed Product FCA (INCOTERMS 2010) Medgenics’ point of destination. The Parties will use Commercially Reasonable Efforts to complete within ***** after the Effective Date a supply agreement governing the terms of such supply by Medgenics to KHK containing reasonable and customary terms contained herein and those additional terms typically associated with supply of pharmaceutical products (the “Supply Agreement”).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-31

5.3.3       KHK Manufacture Option. KHK will have the right to assume the right and responsibility to Manufacture or have Manufactured the Licensed Product for the jurisdictions designated in writing by KHK by notifying Medgenics (“KHK Manufacture Option”). KHK may exercise the KHK Manufacture Option at any time on or before *****. Within ***** after such notice, the JCC will begin working on a transition plan for transferring responsibility for such Manufacturing from Medgenics to KHK within a commercially reasonable timeframe, which transition plan will ensure the continuous, uninterrupted supply of the Licensed Product in the Territory, a process for ensuring that the transfer of the Manufacturing process and KHK’s Manufacturing activities will comply with all Applicable Law (including without limitation obtaining all required permits and licenses from FDA) and the assignment to, and assumption by, KHK of any manufacturing agreement entered into between Medgenics or any of its Related Parties and any Third Party for the Manufacture of the Licensed Product (the “Manufacturing Responsibility Transition Plan”). In the event that KHK determines not to assume any contract for the Manufacture of the Licensed Product, Medgenics and KHK will each be responsible for the payment of fifty percent (50%) of any fees and expenses attributable to the early termination of such agreement. The Manufacturing Responsibility Transition Plan will be subject to the unanimous approval of the JSC. Each Party will use Commercially Reasonable Efforts to perform its responsibilities under the Manufacturing Responsibility Transition Plan. Under the Manufacturing Responsibility Transition Plan, Medgenics will transfer to KHK all Medgenics Know-How that is reasonably necessary or useful for Manufacturing of the Licensed Product. Upon transfer of Manufacturing to KHK in accordance with the Manufacturing Responsibility Transition Plan, as between the Parties, KHK will assume the right and responsibility to Manufacture Licensed Products for the jurisdictions designated by KHK, itself or through Third Parties. For the avoidance of doubt, none of Medgenics or any of its Related Parties will be required to cease Manufacturing of the Licensed Product or to terminate any manufacturing agreement entered into between Medgenics or any of its Related Parties and any Third Party for the Manufacture of the Licensed Product, in each case, until (a) KHK enters into a supply agreement with Medgenics or its Related Parties (as designated by Medgenics) governing the terms of supply by KHK to Medgenics containing reasonable and customary terms contained herein and those terms typically associated with supply of pharmaceutical product and (b) the transition of Manufacturing to KHK has been successfully completed including KHK receiving all required permits and licenses from FDA and KHK demonstrating its ability to Manufacture Licensed Product for the Field in the Territory that meets all relevant quality standards and specifications and in quantities sufficient to meet Medgenics’ and its Related Parties requirements. The Out-of-Pocket Costs for the transfer will be shared equally by both Parties. After the transition is completed, Medgenics will have the right to purchase the unlabeled vialed Licensed Product from KHK at *****.

5.3.4        Inspection Rights. Not more than once per year, if either Party (the “Inspecting Party”) has any reasonable concerns regarding the other Party’s or its Related Parties’ Manufacturing of any Licensed Products or any other reasonable necessities for inspection or audit, the Inspecting Party will have the right, at the Inspecting Party’s expense and on not less than ***** prior notice, to inspect the facilities where the other Party or its Related Parties Manufacture, or have Manufactured, any Licensed Products and to audit the procedures of such other Party or its Related Parties for the Manufacturing of Licensed Products for purposes of quality control.

5.4           Medical Affairs Activities. Medgenics will be solely responsible for Medical Affairs Activities with the Licensed Products in the Field in the Territory, and KHK will be solely responsible for Medical Affairs Activities with the Licensed Products outside the Territory. The Commercialization Party will have the exclusive right to respond to all questions or requests for information about the Licensed Products made by any medical professionals or any other Person in its respective territory and field that are beyond the scope of the Product Labels and Inserts.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-32

5.5           Cross Territory Sales.

5.5.1           KHK Restrictions. KHK will not Commercialize or authorize the Commercialization of any Licensed Product in the Field in the Territory. KHK will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Products in the Field in the Territory; provided that KHK may ship, consign, or otherwise transfer any Licensed Product inside Territory for purposes of Manufacturing the Licensed Products for Development and Commercialization of the Licensed Products outside Territory or outside the Field in the Territory. KHK will use Commercially Reasonable Efforts to ensure that Licensed Products sold by or on behalf of KHK outside the Territory are not Commercialized in the Field in the Territory, including use via re-importation from a country or jurisdiction outside the Territory. Without limiting the generality of the foregoing, KHK will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product in the Field in the Territory. KHK will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of KHK’s contracts with any of the foregoing.

5.5.2           Medgenics Restrictions. Medgenics will not Commercialize or authorize the Commercialization of any Licensed Product outside the Territory or outside the Field in the Territory. Medgenics will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Product outside the Territory or outside the Field in the Territory; provided that Medgenics may ship, consign, or otherwise transfer any Licensed Product outside the Territory for purposes of Manufacturing the Licensed Products and/or Developing the Licensed Products for Commercialization in the Field in the Territory. Medgenics will use Commercially Reasonable Efforts to ensure that Licensed Products sold by or on behalf of Medgenics in the Territory are not Commercialized outside the Territory. Without limiting the generality of the foregoing, Medgenics will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product outside the Field in the Territory or facilitate the use of such Licensed Product outside the Territory. Medgenics will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of Medgenics’ contracts with any of the foregoing.

Article 6.
DILIGENCE

6.1           Diligence in Development.

6.1.1           Generally. Medgenics will use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in the Territory (subject, with respect to Canada, to Section 6.1.2) and the European Union and to obtain Regulatory Approvals for the Licensed Product in the Field in the Territory (subject, with respect to Canada, to Section 6.1.2) and the European Union. For clarity, in the European Union, Medgenics will apply to obtain the Regulatory Approval for a Licensed Product for the initial indication in the Field, provided that such Regulatory Approval will be owned by KHK or KHK’s designee and will designate KHK or KHK’s designee as the marketing authorization holder as described in Section 4.3.1(c)(ii). For clarity, Medgenics will take the lead for the Phase 4 Clinical Trial in the European Union and provide KHK or KHK’s designee all the Regulatory Materials with respect to such Phase 4 Clinical Trial for the initial indication. Subject to Section 6.1.2, if, with respect to any country in the Territory or the European Union, Medgenics (a) does not *****, or (b) ***** files a Regulatory Approval Application but does not obtain Regulatory Approval and no additional clinical Development or Manufacturing activities are being conducted ***** in such country for such Licensed Product, then KHK will have the right to terminate this Agreement with respect to such country. For the avoidance of doubt, the filing of a Regulatory Approval Application with the EMA is considered a filing of a Regulatory Approval Application in all countries of the European Union.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-33

6.1.2           Canada. With respect to Canada, the Parties acknowledge that Development of a Licensed Product in the Field in Canada is a matter for discussion in the JDC and the JSC at an appropriate time after Development of the Licensed Product for the initial indication in the Field in the Territory and the European Union is substantially advanced. Such discussion should take place no later than when the JSC decides to file the first Regulatory Approval Application for the Licensed Products in the Field in the United States, following the data readout of the Phase 3 Clinical Trial. If the JSC unanimously agrees not to proceed with the Development of a Licensed Product in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, then Medgenics will not be required to use Commercially Reasonable Efforts to Develop a Licensed Product and to obtain Regulatory Approvals for the Licensed Product in the Field in Canada. If Medgenics elects not to proceed with the Development of a Licensed Product in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, and the JSC does not unanimously agree to the foregoing, then KHK may terminate this Agreement pursuant to Section 11.2.3 solely with respect to Canada, and Medgenics will not be required to use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in Canada and to obtain Regulatory Approvals for the Licensed Product in the Field in Canada.

6.2           Diligence in Commercialization. Medgenics will use Commercially Reasonable Efforts to Commercialize each Licensed Product in each country of the Territory in which Regulatory Approval is obtained, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities. KHK will use Commercially Reasonable Efforts to Commercialize each Licensed Product in the United Kingdom, France, Germany, Spain, and Italy (“EU5 Countries”); provided that Regulatory Approval is obtained for such country, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities. Both Parties acknowledge and agree that there may be cases that KHK may use Commercially Reasonable Efforts and choose not to Commercialize the Licensed Product in some of the EU5 Countries due to reimbursement pricing or for some other reasons, and in such cases KHK will not be liable for a breach of the diligence obligation set forth in this Section 6.2 in respect of such country.

6.3           Reports. On a semiannual basis but not later than June 30 and December 31 of each Contract Year, (a) each Party will provide to the JSC a written report summarizing its Development (including the status of any Regulatory Approval process) activities in the Territory and the European Union and (b) each Commercialization Party will provide other Party with a written report summarizing its Commercialization activities with respect to the Licensed Products in its territory on a Licensed Product-by-Licensed Product and country-by-country basis during the just-ended semiannual period.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-34

Article 7.
LICENSES

7.1           License Grants to Medgenics.

(a)          Subject to the terms and conditions of this Agreement, KHK grants to Medgenics, under the KHK Technology, an exclusive, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses solely as provided in Section 7.4, to:

(i)          Develop Licensed Products (1) in the Field in the Territory, and (2) in the Field in the European Union, in the case of this clause (2) on behalf of KHK;

(ii)         Manufacture or have Manufactured (subject to Sections 7.4.4 and 7.6) Licensed Products, unless and until KHK assumes Manufacturing after KHK exercises the KHK Manufacture Option; and

(iii)        use, offer for sale, sell, have sold and otherwise Commercialize Licensed Products in the Field in the Territory; in each of clause (i), (ii), and (iii) in accordance with this Agreement.

(b)          KHK hereby grants Medgenics a non-exclusive, royalty-free, perpetual, worldwide, fully paid-up license, with the right to sublicense as provided in Section 7.4 without a duty of accounting or the obligation to obtain consent, under the KHK Inventions for which the costs of generating such KHK Invention was borne by both Parties pursuant to Section 8.2 and/or accounted as an Allowable Expense pursuant to Section 8.4, for any and all purposes.

7.2           License Grants to KHK.

(a)          Subject to the terms and conditions of this Agreement, Medgenics grants KHK, under the Medgenics Technology, a non-exclusive license, royalty-free (except as to the Medgenics In-License as set forth in Section 8.6.4(b)) license, with the right to sublicense solely as provided in Section 7.4, to:

(i)           Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized Licensed Products outside the Field in the Territory and in any and all fields outside the Territory; and

(ii)         Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized any diagnostic product that is reasonably necessary or useful in connection with the Manufacture, use, offer for sale, and/or sale of the Licensed Product outside the Field in the Territory and in any and all fields outside the Territory.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-35

(b)          Medgenics hereby grants KHK a non-exclusive, royalty-free, perpetual, worldwide, fully paid-up license, with the right to sublicense as provided in Section 7.4 without a duty of accounting or the obligation to obtain consent, under any Medgenics Inventions for which the costs of generating such KHK Invention was borne by both Parties pursuant to Section 8.2 and/or accounted as an Allowable Expense pursuant to Section 8.4, for any and all purposes.

7.3           Rights of Reference. Each Party hereby grants to the other Party the right to reference any and all Regulatory Approval Applications and Regulatory Approvals filed or obtained by the other Party in respect of a Licensed Product solely for use in connection with exercising such Party's rights under Section 7.1 or 7.2, as applicable.

7.4           Sublicenses.

7.4.1           Right to Sublicense. Medgenics may not sublicense the rights granted to it under Section 7.1 to its Related Parties or Third Parties without the prior written consent of KHK, which consent will not be unreasonably withheld, conditioned or delayed. KHK may not sublicense the rights granted to it under Section 7.2 to its Related Parties or Third Parties without the prior written consent of Medgenics, which consent will not be unreasonably withheld, conditioned or delayed. The sublicensing Party will remain responsible for the performance of its sublicensees under this Agreement, including for all payments due hereunder. The sublicensing Party will provide the other Party with notice of each sublicense granting rights to Commercialize Licensed Products promptly after execution of such sublicense. In addition, each Party will provide a copy of any such sublicense to the other Party after execution of such sublicense. All such notices of sublicenses provided by the sublicensing Party under this Section 7.4.1 will be deemed to be Confidential Information of the sublicensing Party subject to the provisions of Article 10 whether or not so marked. ***** for nominal consideration to the extent reasonably necessary or useful for the Manufacture of Licensed Products *****.

7.4.2           Terms. Each sublicense granted by a Party pursuant to Section 7.4.1 will be subject and subordinate to the terms and conditions of this Agreement and will contain terms and conditions consistent with those in this Agreement. Agreements with any sublicensee that include the right to Commercialize any Licensed Product(s) will contain the following provisions: (a) the requirement set forth in Section 8.6.4(c); and (b) a requirement that such sublicensee comply with the confidentiality and non-use provisions of Article 10 with respect to both Parties’ Confidential Information.

7.4.3           Effect of Termination on Sublicenses. If this Agreement terminates for any reason, each Party agrees to use Commercially Reasonable Efforts to enter into direct licenses with the other Party’s sublicensees; provided that the sublicensee is not in breach of its sublicense agreement and such sublicensee agrees to comply with all of the terms of this Agreement to the extent applicable from the rights originally sublicensed to it by the sublicensing Party.

7.4.4           Subcontracting. The Parties will be entitled to utilize the services of Third Parties, including Third Party contract research organizations and service providers to perform their respective Development activities; provided that each Party will remain at all times fully liable for its respective responsibilities under each Development Plan and this Agreement. Any agreement with a Third Party to perform a Party’s responsibilities under this Agreement will include confidentiality and non-use provisions which are no less stringent than those set forth in Article 10 and intellectual property provisions that will allow such Party to comply with Article 9. Notwithstanding the foregoing, Medgenics will not have the right to have the Licensed Product Manufactured by any Third Party without the prior written consent of KHK, which consent will not be unreasonably withheld, conditioned or delayed.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-36

7.5           Exclusivity.

7.5.1           Exclusivity Generally. Until expiration of all Data Exclusivity Periods for the Licensed Product in a jurisdiction in the Territory, Medgenics and its Affiliates will not Commercialize, directly or indirectly, or in-license or otherwise acquire any product that is a Competing Product in the Field in such jurisdiction, except for a Competing Product acquired pursuant to Section 7.5.2; provided, however, if Medgenics or its Affiliates obtains such a Competing Product through a Change of Control or other acquisition or merger with, a Third Party, then Medgenics or its Affiliate *****. Subject to Section 7.5.2, KHK has the right to Develop, Manufacture or Commercialize, directly or indirectly, or in-license or otherwise acquire any product that is a Competing Product.

7.5.2           Medgenics Rights to KHK Competing Product.

(a)          Until expiration of all Data Exclusivity Periods for the Licensed Product in a jurisdiction in the Territory, if KHK acquires or Develops a Competing Product in the Field, then KHK will notify Medgenics *****. KHK will include with such notification the terms on which it is willing to grant to Medgenics the exclusive or semi-exclusive (exercised with Medgenics and KHK jointly, to the exclusion of any Third Parties) right and license to Develop and Commercialize such Competing Product in the Field in the Territory. If Medgenics notifies KHK of Medgenics’ interest in obtaining such right and license *****, the Parties will proceed promptly to negotiate the terms of a definitive agreement, and will use Commercially Reasonable Efforts to do so *****. Such negotiations will be conducted on an exclusive basis between the Parties, and KHK may not offer to grant any Third Party any rights with respect to the Competing Product while such negotiations are ongoing or disclose to any Third Party any Confidential Information regarding the Competing Product, including the existence of such negotiations. If the Parties are unable to execute a mutually agreeable license agreement *****, then KHK may proceed to Develop and Commercialize such Competing Product by itself or through or with its Affiliates but not with a Third Party other than after compliance with Section 7.5.2(b).

(b)          Until expiration of all Data Exclusivity Periods for the Licensed Product in a jurisdiction in the Territory, if KHK wishes to enter into an agreement granting to a Third Party the exclusive or semi-exclusive right and license to Develop or Commercialize a Competing Product in the Field in such jurisdiction, including without limitation by way of license, partnership, joint venture, collaboration, distribution or other similar relationship, Medgenics will have a right of first offer to obtain an exclusive or semi-exclusive right and license to Develop and Commercialize such Competing Product in the Field in such jurisdiction. KHK will present to Medgenics a complete data package summarizing all available data with respect to such Competing Product program and a good faith proposal of terms and conditions for Medgenics to obtain an exclusive or semi-exclusive right and license to Develop and Commercialize such Competing Product in the Field in such jurisdiction, and the Parties will comply with the procedure set forth in this Section 7.5.2(b). The Parties will proceed promptly to negotiate the terms of a definitive agreement, and will use Commercially Reasonable Efforts to do so *****. Such negotiations will be conducted on an exclusive basis between the Parties, and KHK may not offer to grant any Third Party any rights with respect to the Competing Product prior to presenting the opportunity to Medgenics and for so long as such negotiations are ongoing or disclose to any Third Party any Confidential Information regarding the Competing Product, including the existence of the negotiations. If Medgenics and KHK have not agreed upon the material terms and conditions pursuant to which Medgenics would receive such a right and license to such Competing Product ***** (the “ROFR Period”), KHK will be free to discuss terms and conditions for the grant of rights and license with respect to such Competing Product with any Third Party and, subject to Section 7.5.2(c), enter into an agreement with a Third Party with respect thereto.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-37

(c)          KHK will provide Medgenics notice of the final material terms and conditions of any proposed license, partnership, joint venture, collaboration, distribution or other similar relationship with a Third Party granting rights relating to the Development and/or Commercialization of a Competing Product in the Field in the Territory. Upon receipt of such notice, Medgenics will have the right, but not the obligation, to enter into an agreement with KHK granting rights relating to the Development and/or Commercialization in the Field in the Territory upon the same terms and conditions as the proposed transaction described in the notice described above in this Section 7.5.2(c) by notifying KHK *****. KHK may not enter into any agreement granting a Third Party any rights and license with respect to a Competing Product in the Field in the Territory without providing Medgenics with the notice and opportunity to match the offer described in this Section 7.5.2(c).

7.6           In-Licenses.

7.6.1           KHK In-Licenses. All licenses and other rights granted to Medgenics by KHK under this Article 7 are subject to the rights and obligations of KHK under the KHK In-Licenses. For the avoidance of doubt, if KHK Controls only a non-exclusive license under a KHK In-License, KHK’s grant of exclusive license rights pursuant to Section 7.1 means that KHK and its Affiliates will not exercise and will not sublicense such rights with respect to Licensed Products in the Field in the Territory. Medgenics and its Related Parties, and the applicable rights and licenses granted to Medgenics hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the KHK Patent Rights solely owned by LJI. Medgenics agrees to be bound by the pertinent sections of Section 1 of, and Sections 2.2, 2.3, 2.4, 2.5, 3.1, 5.3, 7.3, 7.4, 7.6, 7.9, 8.4, 8.5, 8.6, 10.4, 10.5, 10.6, 11.1, 12.6, 12.7 and 12.10 of, the LJI Agreement to the same extent that KHK is bound thereby.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-38

7.6.2           Medgenics In-Licenses. All licenses and other rights granted to KHK by Medgenics under this Article 7 are subject to the rights and obligations under the Medgenics In-License. KHK and its Related Parties, and the applicable rights and licenses granted to KHK hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the Medgenics Patent Rights described in clause (a) of Section 1.62. KHK agrees to be bound by the pertinent sections of Sections 2, 3.6, 8.1, 9.2 and 12,3 of the Medgenics In-License to the same extent that Medgenics is bound thereby. In addition, the sublicense to KHK of the Medgenics Technology licensed to Medgenics under the Medgenics In-License automatically terminates if and to the extent of termination of the Medgenics In-License, subject to the right of KHK to request a direct license from CHOP.

7.7           No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest or other right in any intellectual property rights of the other Party, including items Controlled or developed by the other Party, or provided by the other Party to such Party at any time pursuant to this Agreement. Unless expressly provided otherwise in this Agreement, KHK will retain all rights (including but not limited to Development and Commercialization rights) to the Licensed Products outside the Territory and outside the Field in the Territory.

Article 8.
FINANCIAL PROVISIONS

8.1           Initial License Fee. Within ***** after the Effective Date, Medgenics will pay to KHK an initial license fee of *****.

8.2           Sharing of Development Costs.

8.2.1       Development Costs.

(a)          The responsibility for payment of the Development Costs incurred during the Term will be shared between Medgenics and KHK as set forth below:

(i)          with respect to the Development of the initial indication for the Licensed Product in the Field in the Territory and in the European Union, the Parties will equally split the Development Costs incurred in accordance with a JSC-approved Development Plan up to aggregate Development Costs of *****; provided, that the Parties acknowledge that the initial Development Plan attached to Schedule 4.2.1 currently budgets *****; and further provided, for clarity, that increasing the Development budget for the initial indication in the Field in the Territory and the European Union requires compliance with the JDC, JSC, escalation and decision-making process set forth in Article 3;

(ii)         except for Development Costs incurred for Phase 4 Clinical Trials, if Development Costs for the initial indication in the Territory and the European Union exceeds ***** for any reason, then Medgenics will be solely responsible to fund such excess;

(iii)        the Parties will equally split the Development Costs incurred for Phase 4 Clinical Trials; and

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-39

(iv)        the allocation of Development Costs between the Parties with respect to Development of the Licensed Product for indications beyond the initial indication in the Field in the Territory and the European Union will be a matter for written agreement of the Parties if the JSC approves Development of such additional indication(s).

(b)          Development Costs will not include any Manufacturing-related development costs, including but not limited to the process and analytical method developments, the comparability studies, stability program, process characterization and validation, method qualifications and validations, or the cost incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development in the Territory and the European Union, which costs will be borne solely by Medgenics pursuant to Section 4.3.3. All payments made by a Party to a Third Party in connection with the performance of its activities under the applicable Development Plan will be charged as Development Costs at such Party’s actual Out-of-Pocket Costs. For the avoidance of doubt, the cost for Phase 4 Clinical Trial conducted in Territory and/or European Union will be included in Development Costs.

8.2.2       Reporting of Development Costs. Within ***** after the end of each Contract Quarter, each Party will submit to the other Party a reasonably detailed report of all actual Development Costs incurred by such Party during the prior Contract Quarter. The payee, description of the services to which the payment relates and amount paid will be included in the report. Each Party will capture Development Costs in its respective accounting systems.

8.2.3       Payment of Development Costs. Within ***** after the delivery of both reports described in the preceding sentence, the Parties or their respective Affiliates will make payments to each other to the extent necessary to effect the division of the Development Costs described in Section 8.2.1 (the “True-up Payment”). An illustrative, non-binding example of the payment required by this Section 8.2.3 is as follows: if the aggregate Development Costs incurred by both Parties in a Contract Quarter is $5,000,000, with Medgenics having paid $3,000,000 and KHK having paid $2,000,000, then KHK will pay to Medgenics a $500,000 True-up Payment so that Medgenics will have paid $2,500,000 in Development Costs and KHK will have paid $2,500,000 in the Development Costs for such Contract Quarter. Notwithstanding the foregoing, in no event will a Party incur Development Costs greater than the amounts set forth in the applicable Development Plan, without the prior approval of the JSC. Medgenics consents to the payment by an Affiliate of KHK of any and all payments payable by KHK under this Section 8.2.3.

8.2.4       Other Development Costs. Except for Development Costs allocated to Medgenics in respect of the initial indication in the Field for the Licensed Product in the European Union or that Medgenics and KHK agree to incur in respect of additional indications as set forth in Section 8.2.1(a)(iii), KHK will be solely responsible for Development Costs incurred in Developing any Licensed Product (a) outside the Field in the Territory and (b) outside the Territory.

8.3           Milestones.

8.3.1       Milestone Payments. Medgenics will pay to KHK the amounts set forth below no later than ***** after the earliest date on which Medgenics or any of its Related Parties receives written notification that the corresponding milestone event has first been achieved with respect to a Licensed Product:

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-40

Milestone Event	Payment
***** for a Licensed Product by Medgenics or its Related Party	*****
***** for a Licensed Product by Medgenics or its Related Party	*****
***** for a Licensed Product filed with FDA by Medgenics or its Related Party	*****
***** for a Licensed Product filed with EMA by Medgenics or its Related Party	*****

8.3.2           One Time Milestone Payments. Once Medgenics has made any particular milestone payment under Section 8.3.1, Medgenics will not be obligated to make any payment under Section 8.3.1 with respect to the re-occurrence of the same milestone, whether or not such re-occurrence is with respect to a different or the same Licensed Product.

8.4           Sharing of Profit.

8.4.1       Allocation. Profit will be allocated fifty percent (50%) to each of Medgenics and KHK, such that Medgenics and KHK will each share fifty percent (50%) of Profit with respect to Profit-Share Products.

8.4.2       Reconciliation. From and after the First Commercial Sale of a Licensed Product in the Field in the Territory, the Parties will conduct a quarterly reconciliation of Profit as follows:

(a)          Within ***** after the end of each Contract Quarter, Medgenics will submit to KHK a preliminary written report setting forth the following information, estimated where necessary, revenues and expenses included in Profit for Profit-Share Products for the first two (2) months of such Contract Quarter, including, as applicable:

(i)          all sales in units and in Net Sales value of such Profit-Share Products in the Territory made by Medgenics and its Related Parties during such two (2) month period, together with an accounting of the itemized deductions from gross invoice price to Net Sales;

(ii)         all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such two (2) month period;

(iii)        the relevant Allowable Expenses incurred by Medgenics or its Affiliates with respect to such Profit-Share Products during such two (2) month period; and

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-41

(iv)        good faith estimate of revenues and expenses included in Profit for Profit-Share Products for the last month of such Contract Quarter, for financial reporting purposes.

(b)          Within ***** after the end of each Contract Quarter, Medgenics will submit to KHK a final written report setting forth, as applicable:

(i)          all sales in units and in Net Sales value of Profit-Share Products in the Territory made by Medgenics and its Related Parties during such Contract Quarter, together with an accounting of the itemized deductions from gross invoice price to Net Sales;

(ii)         all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such Contract Quarter, and

(iii)        the relevant Allowable Expenses incurred by Medgenics or its Affiliates with respect to Profit-Share Products during such Contract Quarter.

8.4.3       Tax Reporting. Together with the report submitted by Medgenics pursuant to Section 8.4.2(b), Medgenics will submit to KHK the calculation of Profit, the amount of any taxes required to be withheld and the calculation of the net amount owed by Medgenics to KHK in order to ensure the sharing of Profit set forth in Section 8.4.1 and the proper allocation of withholding taxes pursuant to Section 8.6.1. The net amount payable with respect to Profit, after appropriate adjustment for any withholding taxes, will be paid by Medgenics within ***** following receipt of invoice for such amount.

8.4.4       Supporting Documents. In addition to providing the information set forth in Section 8.4.2, Medgenics will provide reasonable supporting documentation of Allowable Expenses included in the calculation of Profit.

8.5           KHK Royalties.

8.5.1       Royalty Percentages. During the Term, but subject to any applicable offsets contained herein, KHK will pay to Medgenics royalties on Royalty-Bearing Sales or Sublicensing Royalties, as applicable, on a country-by-country basis, subject to any applicable offsets or reductions pursuant to Section 8.5.2, 8.5.3, and/or 8.5.4, at the rate of: (a) ***** (the “EU Royalty Rate”) of (i) Royalty-Bearing Sales by KHK and its Affiliates in the Field in the European Union and (ii) Sublicensing Royalties resulting from sales in the Field in the European Union; (b) ***** (the “KHK Territory Royalty Rate”) of (i) Royalty-Bearing Sales by KHK and its Affiliates in the Field outside of the Territory and outside of the European Union and (ii) Sublicensing Royalties resulting from sales in the Field outside of the Territory and outside of the European Union; (c) ***** (the “Other Royalty Rate”) of (i) Royalty-Bearing Sales by KHK and its Affiliates outside of the Field outside of the Territory and (ii) Sublicensing Royalties resulting from sales outside of the Field outside of the Territory; and (d) ***** (as adjusted, if applicable, pursuant to the following sentence, the “Territory Royalty Rate”) of Royalty-Bearing Sales by KHK and/or its Affiliates in the Territory and Sublicensing Royalties resulting from sales in the Territory. In the event that Medgenics’ Net Sales of Licensed Products in a country in the Territory experience a Significant Impact as a result of KHK or any of its Related Parties commercializing Licensed Product in the Territory, the Parties will negotiate in good faith to increase the Territory Royalty Rate for such country to offset the Significant Impact, which Territory Royalty Rate will not exceed ***** in any country.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-42

8.5.2       Third Party License Offsets. If KHK enters into an agreement with a Third Party (other than a KHK Licensor) to obtain a license under Third Party Technology (including without limitation under Section 9.5) that KHK reasonably believes or expects to be necessary to Commercialize one or more Licensed Products outside the Territory or outside of the Field, then KHK may offset ***** of the amount of commercially reasonable royalties or other payments payable by KHK to such Third Party with respect to a particular Licensed Product against amounts KHK is obligated to pay Medgenics under Section 8.5.1 for Royalty-Bearing Sales by KHK and/or its Affiliates and Sublicensing Royalties, provided that in no event will any such offset (a) with respect to sales in the Field in the European Union, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(a) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties in the Field in the European Union, (b) with respect to sales in the Field outside of the Territory and outside of the European Union, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(b) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties in the Field outside of the Territory and outside of the European Union, (c) with respect to sales outside of the Field outside of the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(c) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties outside of the Field outside of the Territory, and (d) with respect to sales in the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(d) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties in the Territory; provided further that, if such ***** offset of such Third Party royalties or other payments exceeds the amount of payments withheld by KHK under this Section 8.5.2 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.

8.5.3       Claimed Infringement of Third Party Rights Offsets. If costs and expenses and damages are incurred by the Parties in connection with the defense of an Infringement Claim outside the Field or outside the Territory pursuant to Section 9.4, then KHK may offset ***** of such costs and expenses and damages with respect to a particular Licensed Product against amounts KHK is obligated to pay Medgenics under Sections 8.5.1 and 8.5.2 on sales of such Licensed Product, provided that in no event will any such offset (a) with respect to sales in the Field in the European Union, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(a) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties in the Field in the European Union, (b) with respect to sales in the Field outside of the Territory and outside of the European Union, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(b) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties in the Field outside of the Territory and outside of the European Union, (c) with respect to sales outside of the Field outside of the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(c) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties outside of the Field outside of the Territory, and (d) with respect to sales in the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(d) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties in the Territory; provided further that, if such ***** offset of such costs and expenses and damages incurred by the Parties exceeds the amount of payments withheld by KHK under this Section 8.5.3 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-43

8.5.4           Royalty Reduction for Biosimilars.

(a)          If a Biosimilar version(s) of any Licensed Product is commercialized in any country in which there are Royalty-Bearing Sales, then the royalty rate payable to Medgenics pursuant to Sections 8.5.1, 8.5.2 and 8.5.3 applicable for the sale of Licensed Products in such country will be reduced by (i) ***** applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country, (ii) ***** applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country, (iii) *****applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country, (iv) ***** applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country; and (v) ***** applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country. For clarity, the reduction in royalty rates permitted pursuant to this Section 8.5.4 will be taken after any reduction taken pursuant to Section 8.5.2 and Section 8.5.3. For the avoidance of doubt, the minimum EU Royalty Rate will be *****, each of the minimum KHK Territory Royalty Rate and the minimum Other Royalty Rate will be ***** and the minimum Territory Royalty Rate (on a country-by-country basis) will be no less than ***** of the Territory Royalty Rate (on a country-by-country basis) then in-effect prior to the adjustments permitted by this Section 8.5.4; provided that, if such reduction permitted under this Section 8.5.4 exceeds the amount of payments withheld by KHK under this Section 8.5.4 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.

(b)          The Parties will utilize a mutually-agreed (such agreement not to be unreasonably withheld, delayed, or conditioned) measure of the market share of any relevant Biosimilars in each country where a Biosimilar version(s) of a Licensed Product is being commercialized and will adjust the royalty rate payable to Medgenics for the sale of Licensed Products in such country every *****, to the extent permitted pursuant to Section 8.5.4(a). If the royalty rate payable to Medgenics for the sale of Licensed Products has been adjusted pursuant to Section 8.5.4(a), then such royalty rates in such country may not thereafter be adjusted upwards.

8.5.5           Reports and Royalty Payments. Within ***** after the end of each Contract Quarter during the Term, KHK will deliver to Medgenics a report setting forth for the previous Contract Quarter the following information on a Licensed Product-by-Licensed Product and country-by-country basis: (a) the gross sales and Royalty-Bearing Sales of each Licensed Product, (b) the number of units sold by KHK or its Affiliate, (c) the Sublicensing Royalty received by KHK, (d) the basis for any adjustments to the royalty payable for the sale of each Licensed Product, (e) the royalty due hereunder for the sales of each Licensed Product, and (f) the applicable exchange rate as determined pursuant to Section 8.6.2. The total royalty due for the sale of Licensed Products during such Contract Quarter will be remitted at the time such report is made but no later than ***** after the end of each Contract Quarter during the Term. Along with such reports, KHK will also provide the Sales Tracking Methodologies used to determine Royalty-Bearing Sales outside the Field in the Territory.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-44

8.6           Payment Provisions Generally.

8.6.1       Taxes and Withholding. If Applicable Laws require withholding of income taxes or other taxes imposed upon payments set forth in Article 8, the paying Party will make such withholding payments as required and subtract such withholding payments from the payments set forth in Article 8. The paying Party will submit appropriate proof of payment of the withholding taxes to the payee Party within a reasonable period of time. At the request of the payee Party, the paying Party will, at the payee Party’s cost, give the payee Party such reasonable assistance, which will include the provision of appropriate certificates of such deductions made together with other supporting documentation as may be required by the relevant tax authority, to enable the payee Party to claim exemption from such withholding or other tax imposed or obtain a repayment thereof or reduction thereof and will upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of tax.

8.6.2       Payment and Currency Exchange. All amounts payable and calculations hereunder will be in United States dollars and will be paid by bank wire transfer in immediately available funds to such bank account as may be designated in writing by the payee Party from time to time. Whenever for the purposes of calculating the Profit or royalties payable under Section 8.4 or 8.5, conversion from any foreign currency will be required, all amounts will first be calculated in the currency in which the activity was paid or sale was recorded and then converted into United States dollars by applying the rate of exchange quoted in the New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter.

8.6.3       Overdue Payments. If any payment due under this Agreement (other than payments that are the subject of a good faith dispute between the Parties) is overdue by more than thirty (30) days, the paying Party will pay interest to the payee Party at a rate per annum equal to the lesser of the prime rate of interest, as reported by New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter, or the highest rate permitted by applicable law, calculated on the number of days such payments are paid after the date such payments are due.

8.6.4       Financial Matters Relating to Existing In-Licenses.

(a)          All amounts payable in respect of Profit-Share Products under the KHK In-Licenses will be paid directly by KHK or its Related Parties to the KHK Licensor, Medgenics will reimburse KHK such amounts as defined in Section 1.89(a), and any such amounts reimbursed by Medgenics will be treated as Allowable Expenses.

(b)          All amounts payable in respect of Profit-Share Products under Medgenics In-Licenses will be paid directly by Medgenics or its Related Parties to the applicable Medgenics Licensor and such amounts as defined in Section 1.89(b) will be treated as Allowable Expenses to the extent paid by Medgenics or any of its Related Parties. All amounts required to be paid pursuant to Section 6.4.1 of the Medgenics In-License as a direct result of sales of any Licensed Product sold by KHK or its Related Parties will be paid and borne solely by KHK and its Related Parties. In addition, all amounts required to be paid pursuant to Section 6.4.2 of the Medgenics In-License as a direct result of sales of any diagnostic sold by KHK or its Related Parties will be paid and borne solely by KHK and its Related Parties and will not be a part of Third Party Technology Costs described in Section 1.89(b). For avoidance of doubt, all amounts required to be paid pursuant to Section 6.4.2 of the Medgenics In-License as a direct result of sales of any diagnostic sold by Medgenics or its Related Parties will be paid and borne solely by Medgenics and its Related Parties and will not be a part of Third Party Technology Costs described in Section 1.89(b).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-45

(c)          If Medgenics or any of the Related Parties contracts with a Third Party other than Lonza, or if KHK grants a sublicense under the KHK Technology to Medgenics’ preferred contract manufacturer pursuant to Section 7.4.1, for the supply of the Licensed Product, and the entry into such contract triggers any payment obligation by KHK to Lonza, then Medgenics will reimburse KHK ***** provided that any such reimbursement obligations of Medgenics will not exceed ***** per calendar year. Such payment to Lonza will be first payable within ***** of signature of a manufacturing agreement with such Third Party or grant of sublicense to such contract manufacturer and will continue for the duration of such manufacture by such Third Party or sublicense. No payment made by Medgenics under this Section 8.6.4(c) will be included in Allowable Expenses.

(d)          Notwithstanding anything to the contrary in Section 8.6.4(c), if Medgenics has entered into the Medgenics Lonza License Agreement prior to the Effective Date, Medgenics may deduct ***** from the initial license fee and milestone payments payable to KHK by Medgenics under Sections 8.1 and 8.3, *****.

(e)          If Medgenics has entered into the Medgenics Lonza License Agreement prior to the Effective Date and Medgenics has an obligation to pay an annual fee to Lonza pursuant to such agreement for conducting the process development or Manufacture of the Licensed Product using a contract manufacturer that is not Lonza, KHK will reimburse Medgenics an amount equal to *****. For clarity, no portion of ***** pursuant to this Section 8.6.4(e) will be subject to the deduction set forth in Section 8.6.4(d) or will be included in Allowable Expenses.

8.6.5       Record-Keeping. Each Party will keep, and will cause their respective Related Parties to keep, books and accounts of record in connection this Agreement in sufficient detail to permit accurate determination of all figures necessary for any and all financial calculations required by this Agreement, including without limitation all elements of Allowable Expense, Developments Costs, Net Sales, Royalty-Bearing Sales, and Profit. Each Party will maintain, and will cause their respective Related Parties to maintain, such records for a period of at least five (5) years after the end of the Contract Year in which they were generated.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-46

8.6.6       Audits. Upon thirty (30) days’ prior written notice from a Party (the “Requesting Party”), the Party receiving the written notice (the “Audited Party”) will permit an independent certified public accounting firm of nationally recognized standing selected by the Requesting Party and reasonably acceptable to the Audited Party, to examine, at the Requesting Party’s sole expense, the relevant books and records of the Audited Party and its Affiliates as may be reasonably necessary to verify the amounts reporting or payable by the Audited Party to the Requesting Party. An examination by a Requesting Party under this Section 8.6.6 will occur not more than once in any Contract Year and will be limited to the pertinent books and records for any Contract Year ended not more than five (5) years before the date of the request. The accounting firm will be provided access to such books and records at the Audited Party’s facility(ies) where such books and records are normally kept and such examination will be conducted during the Audited Party’s normal business hours. The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to the Audited Party’s facilities or records. Upon completion of the audit, the accounting firm will provide both the Audited Party and the Requesting Party a written report disclosing any discrepancies in the reports submitted by the Audited Party or, as applicable, the amounts payable under this Agreement, and in each case, the specific details concerning any discrepancies. No other information will be provided to the Requesting Party.

8.6.7       Underpayments/Overpayments. If such accounting firm concludes that additional amounts were due to the Requesting Party, the Audited Party will make such payments as is necessary for the Requesting Party to have been paid the correct amount due under this Agreement for the audited periods. If such underpayment exceeds five percent (5%) of the amounts that were to be paid, the Audited Party also will reimburse the Requesting Party for all Out-of-Pocket Costs incurred in conducting the audit. If such accounting firm correctly concludes that the Audited Party overpaid amounts due to the Requesting Party, the Requesting Party will refund such overpayments to the Audited Party within sixty (60) days of the date the Requesting Party receives such accountant’s report so correctly concluding.

8.6.8       Confidentiality. All financial information of a Party that is subject to review under this Section 8.6 will be deemed to be Confidential Information of such Audited Party subject to the provisions of Article 10, and the Requesting Party will not disclose such Confidential Information to any Third Party or use such Confidential Information for any purpose other than verifying payments to be made by the Audited Party to the Requesting Party hereunder.

8.7           Adjustment of FTE Rates. Effective upon each anniversary of the Effective Date, the FTE Rates will increase by the percentage increase, if any, in the Consumer Price Index published by the United States Bureau of Labor Statistics during the most recent preceding one (1) year period for which final data is available, and such increase will be effective for the then-current and all subsequent FTE Costs hereunder unless and until further modified under this Section 8.7. In addition, within sixty (60) days after the third anniversary of the Effective Date and every three (3) years thereafter, each Party will have the right to require the other Party to conduct a salary survey in respect of FTEs and provide the result of such survey. In addition, a Party may conduct a salary survey at its own discretion in respect of FTEs and provide such survey to the other Party. Following receipt of such survey from each Party, the Parties may agree in writing to adjust one or more of the FTE Rates.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-47

Article 9.
INTELLECTUAL PROPERTY

9.1           Ownership of and Rights to Intellectual Property.

9.1.1       Medgenics Technology. As between the Parties, Medgenics is and will remain the sole owner of the Medgenics Technology. KHK acknowledges that certain of the Medgenics Patent Rights have been licensed to Medgenics from the Medgenics Licensor pursuant to the Medgenics In-License.

9.1.2       KHK Technology. As between the Parties, KHK is and will remain the sole owner of the KHK Technology. Medgenics acknowledges that certain of the KHK Patent Rights have been licensed to KHK from the KHK Licensors pursuant to the KHK In-Licenses.

9.1.3       Joint Inventions. The Parties will jointly own all Joint Inventions, and each will have an undivided interest in the Joint Inventions subject to the licenses granted under this Agreement.

9.1.4       Inventorship. For purposes of determining whether an invention is solely invented by Medgenics or solely invented by KHK, or a Joint Invention, questions of inventorship will be resolved in accordance with United States patent laws.

9.2           Filing, Prosecution and Maintenance of Patent Rights.

9.2.1       KHK Patent Rights. This Section 9.2 will not apply to the KHK Patent Rights over which KHK has no right to control the filing, prosecution or maintenance thereof, and, for purposes of this Section 9.2, the KHK Patent Rights over which KHK has the right to control the filing, prosecution and maintenance thereof, including those described in clauses (a) and (c) of Section 1.47, but excluding those described in clause (b) of Section 1.47, are referred to as the “KHK Managed Patent Rights.”

(a)          As between KHK and Medgenics, KHK, through counsel of its choosing, will control (but not be obligated to control) the prosecution (including any interferences, reissue proceedings and re-examinations) and maintenance of the KHK Patent Rights in the Territory. Medgenics will provide all reasonable assistance required to prosecute the KHK Patent Rights in the Territory. Medgenics will have the right to review and comment upon any substantive communications received from the applicable patent offices with respect to the KHK Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. KHK will consider all comments received from Medgenics with respect to the KHK Managed Patent Rights and will comply with all reasonable requests. In addition, Medgenics will have the right to review and comment upon any substantive communications that KHK plans to make to an applicable patent office in the Territory with respect to the KHK Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension. KHK will provide Medgenics with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. KHK will consider all comments received from Medgenics and will comply with all reasonable requests. In addition to the above, KHK will keep Medgenics reasonably informed with respect to all such prosecution and maintenance activities to which KHK has access, including written communications with patent office officials, and consult with Medgenics regarding such matters, including the planned abandonment of claims thereof.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-48

(b)          At Medgenics’ sole cost and expense, KHK will keep Medgenics reasonably informed with respect to all prosecution and maintenance activities concerning Patent Rights outside the Territory that correspond to the KHK Patent Rights. Medgenics will have the right to review any substantive communications received from the applicable patent offices with respect to the KHK Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. In addition, Medgenics will have the right to review any substantive communications that KHK plans to make to an applicable patent office outside of the Territory with respect to the KHK Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension.

(c)          If KHK determines in its sole discretion to abandon or not maintain any KHK Managed Patent Rights, in one or more country(ies) or in the entire Territory, then KHK will provide Medgenics with at least sixty (60) days prior written notice of such determination to abandon or cease maintenance (or such other longer period of time reasonably necessary to allow Medgenics to assume such responsibilities). If KHK provides such a notification, then Medgenics will have the right (but not the obligation), to control the prosecution and maintenance of any such KHK Managed Patent Rights in its sole discretion and at Medgenics’ sole cost and expense by providing KHK with notice thereof within such sixty (60) day period. In the event that Medgenics so elects to control the prosecution and maintenance of any KHK Managed Patent Rights, then in the concerned country(ies) or in the entire Territory, as applicable, KHK will provide all reasonable assistance required to prosecute such KHK Managed Patent Rights in the concerned country(ies) or in the entire Territory, at Medgenics’ sole cost and expense, including allowing Medgenics to exercise all rights of KHK under the KHK In-License with LJI relevant to prosecution and maintenance of the KHK Managed Patent Rights. KHK will have the right to review and comment upon any substantive communications and filings made by Medgenics with respect to the prosecution of such KHK Managed Patent Rights before they are sent to any patent offices in the entire Territory. Medgenics will provide KHK with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. With respect to all such prosecution and maintenance Medgenics will keep KHK reasonably informed with respect to such activities (including by providing KHK with access to all filings and correspondence with and from any patent offices or officials upon request by KHK), and consult with KHK regarding such matters, including the abandonment of claims thereof

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-49

(d)          Notwithstanding anything to the contrary in this Agreement (including Section 9.3.1(a)), the following terms and conditions will apply with respect to the KHK Patent Rights: (i) with respect to those KHK Patent Rights solely owned by LJI, LJI and KHK will have the joint right to control the filing, prosecution and maintenance of such KHK Patent Rights, including the extension of the patent term(s) of such KHK Patent Rights, and if both LJI and KHK determine in their sole discretion to abandon or not maintain such KHK Patent Rights, then Medgenics will have the right, subject to Section 9.3.1(a) and the other applicable terms and conditions of this Agreement, to control the prosecution and maintenance of any such KHK Patent(s) and KHK will request LJI to provide all reasonable assistance required to prosecute and maintain such KHK Patent Rights; and (ii) with respect to those KHK Patent Rights jointly owned by LJI, on the one hand, and KHK and/or its Affiliates, on the other hand, in the event that both KHK and Medgenics determine in their sole discretion to abandon or not maintain any such KHK Patent(s), then (A) LJI will have the right to control the filing, prosecution and maintenance (including, without limitation, the extension of the patent term(s)) of such KHK Patents, and (B) all rights and licenses granted to KHK under the LJI Agreement (and therefore the sublicense to Medgenics under this Agreement) in and to such KHK Patent(s) will immediately terminate.

(e)          Notwithstanding anything to the contrary in this Agreement, to the extent that KHK does not have the right to control or participate in the prosecution or maintenance of Patent Rights under a KHK In-License, no right to prosecute or maintain such Patent Rights are granted to Medgenics by this Agreement.

(f)          All information, if any, exchanged between the Parties or between KHK’s outside patent counsel and Medgenics regarding preparation, filing, prosecution or maintenance of the KHK Patent Rights will be deemed Confidential Information of KHK. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution and maintenance of the KHK Patent Rights, the interests of the Parties as licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the KHK Patent Rights including without limitation, privilege under the common interest doctrine and similar or related doctrines.

9.2.2       Joint Inventions. With respect to any potentially patentable Joint Invention, the Parties will meet and agree upon which Party will lead (in a joint effort with the other Party) the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of patent applications covering such Joint Invention (any such patent application and any patents issuing therefrom a “Joint Patent”) in any jurisdiction. Joint Patents are included within both the KHK Technology and Medgenics Technology and within the licenses granted to each Party hereunder. The Party that leads prosecution of a patent application in the Joint Patents (the “Prosecuting Party”) will provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding the applicable Joint Patents in the particular jurisdictions, and such other Party will provide the Prosecuting Party reasonable assistance in such efforts, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. The Prosecuting Party will provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and will provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case: (i) the disclaiming Party will no longer be obligated to pay any costs for filing, prosecution or maintenance thereof; (ii) the disclaiming Party will, if requested in writing by the other Party, assign its ownership interest in such Joint Patent in such country or jurisdiction to the other Party for no additional consideration and (iii) if such assignment is effected, any such Joint Patent would thereafter be deemed a patent of Medgenics in the case of assignment to Medgenics, or a patent of KHK in the case of assignment to KHK.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-50

9.2.3       New Inventions. Medgenics will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all Medgenics Inventions, and KHK will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all KHK Inventions. All the foregoing will be included in the license granted by each Party to the other Party in Article 7. Each Party will disclose any such inventions or improvements to the other Party within ***** of filing a patent application claiming the Invention.

9.2.4       Cooperation. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution as contemplated by this Agreement; (b) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights that are subject to this Agreement; and (c) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications that are subject to this Agreement.

9.2.5       Patent Costs. The Parties will each be responsible for paying fifty percent (50%) of the costs and expenses of filing, prosecuting and maintaining the KHK Patent Rights, the Medgenics Patent Rights described in clause (a) of Section 1.62, and the Joint Patents, in the Territory and in the European Union. During the Term, if KHK agrees in writing, the Parties will add to Schedule 1.62 the patents described in clauses (b) and (c) of Section 1.62, and thereafter, the costs and expenses of filing, prosecuting and maintaining of each such patent will be shared by the Parties. For clarity, costs and expenses outside of the Territory and outside of the European Union will be borne solely by KHK for the KHK Patent Rights, solely by Medgenics for the Medgenics Patent Rights, and equally by each Party for the Joint Patents.

9.3           Enforcement of Patent Rights.

9.3.1       Notification. Each Party will promptly report in writing to the other Party during the Term any (a) known or suspected infringement by a Third Party of any KHK Patent Rights, Medgenics Patent Rights or Patent Rights covering Joint Inventions or (b) unauthorized use or misappropriation by a Third Party of any Confidential Information, including KHK Know-How or Medgenics Know-How, of which it becomes aware, and will provide the other Party with all available evidence supporting such infringement or unauthorized use or misappropriation.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-51

9.3.2       Rights to Enforce. KHK will have the right, but not the obligation, to take any reasonable measures it deems appropriate to: (a) stop infringing activities described in Section 9.3.1 in respect of the KHK Technology in the Territory including initiating or prosecuting an infringement or other appropriate suit or action against the alleged infringer, but not granting adequate rights and licenses necessary for continuing such activities by the alleged infringer or (b) defend the KHK Technology in the Territory against any declaratory judgment, opposition, patentability or invalidity actions (“Defensive Actions”). KHK may request that Medgenics grant such adequate rights and licenses; provided that Medgenics will have no obligation to grant any such rights or licenses; and provided further that upon making such request, Medgenics will have the right to participate in all negotiations with the alleged infringer concerning such adequate rights and licenses. Before KHK takes any action to stop the infringing activity against an alleged infringer of the KHK Technology in the Territory, KHK will consult in good faith with Medgenics concerning the alleged infringement, including selection of counsel, litigation strategy, litigation risks, the damage being caused to KHK and/or Medgenics and any other matter relevant to enforcement of the KHK Technology against the alleged infringer in the Territory. In particular, KHK will consider in good faith a request from Medgenics to not take any actions to enforce the KHK Technology against the alleged infringer in the Territory and only take such actions, in light of such request from Medgenics, if KHK is suffering material harm from the infringement in the Territory. Subject to the provisions of the LJI Agreement, in the event that KHK elects to not take action or cease action with respect to the KHK Managed Patent Rights pursuant to this Section 9.3.2 with respect to the Territory, including declining or ceasing to defend Defensive Actions, KHK will so notify Medgenics in writing of its intention ***** prior to any deadlines by which an action must be taken to establish, preserve or maintain any enforcement rights or defend or continue to defend the Defensive Action, and, subject to Section 9.3.4, Medgenics will have the right, but not the obligation, to take any such reasonable measures to stop such infringing activities by such alleged infringer or defend the Defensive Action, in which event, upon Medgenics’ request, KHK will exercise its rights under the LJI Agreement to the extent necessary for the enforcement or defense of KHK Managed Patent Rights that are subject to the LJI Agreement.

9.3.3       Procedures; Expenses and Recoveries. The Party having the right to initiate any infringement suit or defend a Defensive Action under Section 9.3.2 (the “Controlling Party”) will have the sole and exclusive right to select counsel for and control any such suit or Defensive Action. The expenses of the suit or the Defensive Action, including attorneys’ fees and court costs and reasonable Out-of-Pocket Costs of the other Party (the “Cooperating Party”) in rendering assistance requested by the Controlling Party (“Enforcement Expense”) will be *****. If required under Applicable Law in order for the Controlling Party to initiate and/or maintain such suit or to defend the Defensive Action, or if either Party is unable to initiate or prosecute such suit or defend the Defensive Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party will join as a party to the suit or Defensive Action and will execute and cause its Affiliates to execute all documents necessary for the Controlling Party to initiate litigation to prosecute and maintain such action or defend the Defensive Action. In addition, at the Controlling Party’s request, the Cooperating Party will provide reasonable assistance to the Controlling Party in connection with an infringement suit *****. The Cooperating Party will have the right to participate and be represented in any such suit by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such suit, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation) (“Recoveries”) in the Territory, such amounts will be *****. A Cooperating Party may choose not to share the Enforcement Expense, provided however that in such case such Cooperating Party will not be entitled to receive any of the Recoveries. For clarity, (a) KHK will offer Medgenics the opportunity to fund its share of the Enforcement Expense with respect to any suit initiated by KHK in the European Union and, if Medgenics elects to fund such Enforcement Expense, Medgenics will be entitled to an equal share in the Recovery received in respect of any such suit, and (b) KHK will have the sole right to take action and earn all Recoveries outside of the Territory and the European Union.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-52

9.3.4       LJI Enforcement Rights. The Parties acknowledge and agree that in the event that *****, LJI will have the right but not the obligation under the LJI Agreement to bring, defend, or maintain any appropriate suit or action involving such infringement or Defensive Action at its own cost and expense against alleged infringers and to defend such KHK Patent Rights from Defensive Actions. Subject to the foregoing, if LJI finds it necessary or reasonably desirable to join Medgenics and/or KHK into such suit or action, Medgenics and/or KHK will execute all papers and perform such other acts as may be reasonably required, and Medgenics and/or KHK, at their respective options, may be represented by respective counsel(s) of their own choice, provided that (a) *****, and (b) if any amount is recovered on any such action or suit, whether by judgment or settlement (any such settlement requiring the consent of KHK), the balance of any such recovery will be paid to or retained ***** (including, for clarity, the LJI ***** set forth on Schedule 1.43) in respect of the applicable KHK Patent Right(s) and Licensed Product(s), after reimbursement for the reasonable attorneys’ fees incurred with respect to such suit or action by LJI, KHK and Medgenics.

9.4           Claimed Infringement of Third Party Rights.

9.4.1       Notice. In the event that a Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, any Party, or any of such Party’s respective Related Parties, claiming infringement of such Third Party’s Patent Rights or unauthorized use or misappropriation of such Third Party’s Know-How, based upon an assertion or claim arising out of the Development, Manufacture or Commercialization of a Licensed Product (each, an “Infringement Claim”), such Party will promptly notify the other Party of the Infringement Claim or the commencement of such action, suit or proceeding, enclosing a copy of the Infringement Claim and all papers served. Each Party agrees to make available to the other Party its advice and counsel regarding the technical merits of any such claim at no cost to the other Party and to offer reasonable assistance to the other Party at no cost to the other Party.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-53

9.4.2       Right to Defend. Medgenics will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product in the Field in the Territory. KHK will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product outside the Field and outside the Territory.

(a)          Procedure. The Party having the obligation or first right to defend an Infringement Claim in which either Party is named as defendant will be referred to as the “Defending Party.” The Defending Party will have the sole and exclusive right to select counsel for any Infringement Claim; provided that it will consult with the other Party with respect to selection of counsel for such defense. The Defending Party will keep the other Party informed, and will from time to time consult with the other Party regarding the status of any such claims and will provide the other Party with copies of all documents filed in, and all written communications relating to, any suit brought in connection with such claims. The other Party will also have the right to participate and be represented in any such claim or related suit, at its own expense. The other Party will have the sole and exclusive right to control the defense of an Infringement Claim in the event the Defending Party fails to exercise its right to assume such defense within ***** following written notice from the other Party of such Infringement Claim. No Party will settle any claims or suits involving rights of another Party without obtaining the prior written consent of such other Party, which consent will not be unreasonably withheld. Any recoveries by the Defending Party of attorneys’ fees or costs in defense of a claim in the Territory under this Section 9.4, and any sanctions awarded to Defending Party and against a party asserting a claim in the Territory being defended under this Section 9.4, will be *****. The Parties will ***** be responsible for paying ***** of the costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim in the Territory. The costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim outside the Field or outside the Territory will be allocated between the Parties as follows: *****. Medgenics and KHK will have the right to take action to invalidate Third Party’s patents which would be infringed by the activity under this Agreement. The cost and expenses of such action will be shared in the same way as set forth above.

9.4.3       Limitations. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 12.10, THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF KHK AND MEDGENICS, AND THE SOLE AND EXCLUSIVE REMEDY OF KHK OR MEDGENICS, AS THE CASE MAY BE, IN THE CASE OF ANY CLAIMED INFRINGEMENT OF ANY THIRD PARTY PATENT RIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY’S KNOW-HOW.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-54

9.5           Third Party Technology. If either Party reasonably determines that any Third Party Technology is reasonably necessary for the Development, Manufacture, or Commercialization of a Licensed Product in the Field, then such Party will notify the JSC. If the JSC determines that it needs to obtain one or more licenses from one or more Third Parties for such activities, the JSC will determine which Party will negotiate the most favorable license. The chosen Party will obtain a license to such Third Party Technology, with the right to sublicense, in order to permit both Parties to conduct such activities. Subject to the foregoing, the terms and conditions involved in obtaining such rights will be determined at such chosen Party’s sole discretion. If such chosen Party elects not to obtain rights to such Third Party Technology, or is unsuccessful in obtaining such Third Party Technology, then the other Party will have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense. Notwithstanding anything to the contrary in this Section 9.5, Medgenics will pay to a Third Party any and all royalties and other payments pursuant to any agreement under which a Party acquires rights to intellectual property that would otherwise block the Development and/or Commercialization of a Profit-Share Product in the Field in the Territory. Any such payments will be included in Third Party Technology Costs and, for clarity, will be included in Allowable Expenses for the applicable Profit-Share Product. The costs outside the Field will be borne solely by KHK, provided that such costs will be subject to royalties reduction to Medgenics in accordance with Section 8.5.2. Notwithstanding the foregoing, with respect to any lump sum payment under any such agreement that is made with respect to a license covering countries or jurisdictions both inside and outside of the Territory, the Parties will negotiate and decide in good faith the allocation of the payment based on the scope and territory of the acquired rights.

9.6           Other Infringement Resolutions.

9.6.1       Notice of Third Party Applications. In the event of a dispute or potential dispute that has not ripened into a demand, claim or suit of the type described in Sections 9.3 and 9.4, the same principles governing control of the resolution of the dispute, consent to settlements of the dispute, and implementation of the settlement of the dispute (including sharing in and allocating the payment or receipt of damages, license fees, royalties and other compensation) will apply. Notwithstanding anything herein to the contrary, within ***** after Regulatory Approval is achieved with respect to a BLA for a Licensed Product in the Territory (or such shorter time as the Parties agree in the case of a Licensed Product in the Territory that does not earn reference product exclusivity under the PHS Act), the Parties will consult as to potential strategies with respect to unexpired Patent Rights Controlled by either Party that potentially could be asserted if an unlicensed person engaged in the making, using, offering to sell, selling, or importing into the United States of a product described in a Biosimilar Application filed by a Third Party applicant (a “Section 351(k) Applicant”).

9.6.2       Cooperation and Enforcement. If either Party who is the reference product sponsor of the Licensed Product within the meaning of section 351(l)(1)(A) of the PHS Act (“Reference Product Sponsor”) receives notice of a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product and related manufacturing information in accordance with section 351(l)(2)(A) of the PHS Act or receives a notice of commercial marketing in accordance with section 351(l)(8)(A) of the PHS Act, then such Party will provide notice to the other Party, and the Parties will discuss and cooperate with each other in determining the Reference Product Sponsor’s course of action with regard to (a) engaging in the information exchange provisions of the Biologics Price Competition and Innovation Act of 2009, Section 351(k) of the Public Health Service Act, as may be amended, supplemented, or replaced (the “BPCIA”), including providing a list of patents that relate to the relevant Licensed Product, (b) engaging in the patent resolution provisions of the BPCIA, and (c) determining which patents will be the subject of immediate patent infringement action under Section 351(l)(6) of the BPCIA. In the event that the Parties do not agree with respect to the exercise of any such rights, KHK will make the final determination with respect thereto, including without limitation with respect to (a), (b) and (c) above. If any patent litigation commences with respect to a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product, then the provisions of Section 9.3 will thereafter apply as if such Section 351(k) Applicant were an infringer or suspected infringer.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-55

9.7          Product Trademarks.

9.7.1       Product Trademarks in the Territory. Medgenics will own the Product Trademarks for each Licensed Product in the Territory and will be solely responsible for filing and maintaining the Product Trademarks in the Territory (including payment of costs associated therewith). Medgenics hereby grants to KHK a non-exclusive, nontransferable (except as provided in Section 13.3) license, with the right to grant sublicenses solely in accordance with Section 7.4, under the Product Trademarks, to use and display the Product Trademarks in connection with Commercialization outside the Territory.

9.7.2       Product Trademarks Outside the Territory. KHK will own the Product Trademarks for each Licensed Product outside the Territory and will be solely responsible for filing and maintaining the Product Trademarks outside the Territory (including payment of costs associated therewith).

9.7.3       Each Party agrees to (a) conduct its business in a manner that will not damage the reputation or integrity of the Trademarks of the other Party, (b) conduct its business in a manner that will not damage in any way the goodwill associated with the Trademarks of the other Party, (c) use the Trademarks of the other Party in a manner that will not cause a negative impact upon the good name of such other Party, (d) conduct its business in compliance with all applicable trademark Laws and (e) use the other Party’s Trademarks only in accordance with this Agreement.

9.8           Patent Term Extensions. The Parties will use reasonable efforts to obtain all available supplementary protection certificates (“SPC”) and other extensions of Patent Rights. Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties will cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to Patent Rights. The Party first eligible to seek patent term restoration or extension of any such Patent Rights or any SPC related thereto will have the right to do so; provided that if in any country the first Party has an option to extend the patent term for only one of several patents, the first Party will consult with the other Party before making the election. If more than one patent is eligible for extension or patent term restoration, KHK will select in good faith a strategy that will maximize patent protection and commercial value for each Licensed Product. All filings for such extensions and certificates will be made by the Party to whom responsibility for prosecution and maintenance of the Patent Rights are assigned, provided that in the event that the Party to whom such responsibility is assigned elects not to file for an extension or SPC, such Party will (a) inform the other Party of its intention not to file and (b) grant the other Party the right to file for such extension or SPC in the patentee’s name, and (c) provide all necessary assistance in connection therewith.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-56

9.9           Patent Marking. Medgenics (and its Related Parties) will mark Licensed Products marketed and sold by Medgenics (and/or its Related Parties, as applicable) with appropriate numbers of the KHK Patent Rights printed on the appropriate portion of the packaging. Without limiting the foregoing, Medgenics shall mark each Licensed Product sold or offered for sale by or on behalf of Medgenics with the patent number or numbers of any issued patents encompassed within the KHK Patent Rights solely owned by LJI, if applicable, and Medgenics shall ensure that the content, form, location and language of such markings is in accordance with the applicable laws and practices of each jurisdiction in which the Licensed Products are made, used or sold.

Article 10.
CONFIDENTIALITY

10.1         Confidentiality.

10.1.1     Confidential Information. All Confidential Information disclosed by or on behalf of a Party (together with its Affiliates, the “Disclosing Party”) to the other Party (together with its Affiliates, the “Receiving Party”) during the Term will be used by the Receiving Party solely in connection with the activities contemplated by this Agreement, will be maintained in confidence by the Receiving Party and will not otherwise be disclosed by the Receiving Party to any other person, firm, or agency, governmental or private (other than a Party’s Affiliates or as set forth in Section 10.1.2), without the prior written consent of the Disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):

(a)          was known or used by the Receiving Party without restriction as to its use or disclosure prior to its date of disclosure to the receiving Party; or

(b)          either before or after the date of the disclosure to the Receiving Party is lawfully disclosed to the Receiving Party without restriction as to its use or disclosure by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or

(c)          either before or after the date of the disclosure to the Receiving Party becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the Receiving Party or its sublicensees; or

(d)          is independently developed by or for the Receiving Party without reference to or reliance upon the Confidential Information.

All obligations of confidentiality imposed under this Article 10 will expire five (5) years following termination of this Agreement.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-57

10.1.2     Required Disclosures. Section 10.1.1 will not preclude the Receiving Party from disclosing Confidential Information to the extent such Confidential Information is required to be disclosed by the Receiving Party to comply with Applicable Laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure. If a public disclosure is required by any Applicable Laws, including, without limitation, in a filing with the Securities and Exchange Commission or submission to an exchange on which any securities of a Party is listed, the disclosing Party will provide copies of the disclosure (but shall be permitted to redact or omit portions of any filing, submission or disclosure not relevant to this Agreement) reasonably in advance of such filing or other disclosure, for the non-disclosing Party’s prior review and comment and to allow the other Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. The disclosing Party will negotiate in good faith with the applicable Regulatory Authority concerning the confidential treatment request. If the disclosure is substantially similar to prior disclosures made by the Party and for which the obligations of this provision have been satisfied, the disclosing Party need not share such disclosure ahead of it being made.

10.1.3     Permitted Disclosures. KHK and Medgenics each agree that they will provide Confidential Information received from the other Party only to their respective directors, officers, employees, consultants, suppliers, sublicensees, collaborators and advisors, and to those of such Party’s Related Parties, who have a need to know for such Party’s development, manufacture, and commercialization of Licensed Products in accordance with this Agreement, including in connection with Regulatory Filings and obtaining Regulatory Approvals, provided that such Third Parties are bound by confidentiality obligations at least as strict as this Article 10. In addition, each Party may not disclose the terms of this Agreement (to the extent such terms are confidential) to any Third Party except to actual or prospective lenders, investors, acquirers, licensees/sublicensees or strategic partners (including the KHK Licensors and Medgenics Licensor) or to a Party’s accountants, attorneys and other professional advisors; provided that such disclosures will be subject to continued confidentiality obligations at least as strict as this Article 10.

10.2         Publication Review.

10.2.1     Publications by the Parties. Subject to Section 10.2.2 and except as required by Applicable Law, during the Term, each Party agrees that, unless explicitly authorized in this Agreement, it will not without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed, file patent application, issue any press release, make any public announcement, or issue any scientific or other presentations or publications, with respect to the results of any Development work relating to this Agreement without the opportunity for prior review by the other Party. With respect to any such proposed publications or presentations by one of the Parties, each Party will provide to the other Party for information and review any (a) abstracts, posters and slide presentations that the Party proposes prior to any scientific meetings and the other Party will provide feedback to the publishing Party within ten (10) of its Business Days of its receipt of such abstracts, posters and slide presentations, and (b) primary and final manuscripts and review articles that the Party proposes prior to journal submission and the other Party will provide feedback within fifteen (15) of its Business Days of its receipt of such manuscript or article. Each Party agrees, upon request from the other Party, not to submit any abstract or manuscript for publication or to make any scientific presentation until the other Party is given up to forty-five (45) days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation which it reasonably believes is patentable. Once such abstracts, manuscripts or presentations have been reviewed by the other Party and have been approved for publication, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the Parties. The other Party also will have the right to require that its Confidential Information that may be disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-58

10.2.2     Publications by Third Parties. Notwithstanding Section 10.2.1, the Parties understand and agree that any restrictions on scientific or other presentations or publications will not be construed to prohibit the clinical investigators of any clinical trials conducted under this Agreement (including without limitation CHOP), from making scholarly publications, manuscripts, abstracts, oral presentations or other disclosures with respect to the results of any Development work, including without limitation clinical data resulting from such clinical trials (“Publications”); provided that Medgenics will ensure that (a) any such clinical investigator must agree to submit to KHK for its review and comment, a copy of any proposed Publication, abstract or other disclosure resulting from such activities, simultaneous with submission of the same to Medgenics and at least forty-five (45) days prior to any such presentation or publication, (b) such publication will not contain any references to, or otherwise disclose any of, the Confidential Information (other than clinical data) without KHK’s prior written consent, and (c) at KHK’s request, such clinical investigator will, for a reasonable period of up to ninety (90) days from initial delivery to KHK, delay revealing any subject matter included in the clinical data in any publication or disclosure in order to permit the filing of patent applications.

10.3         Public Announcements and Use of Names. Except for public disclosures (a) resulting from the issuance of one or more press releases to be mutually-agreed upon by the Parties, (b) otherwise permitted under this Article 10 or (c) required by Applicable Law or by the rules and regulations of any securities exchange on which a Party’s securities are traded, neither Party will disclose any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to the execution of this Agreement, the subject matter of this Agreement, any of the terms of this Agreement, or any amendment hereto without the prior written consent of the other Party.

Article 11.
TERM AND TERMINATION

11.1         Term. This Agreement will commence on the Effective Date and will remain in full force and effect for as long as any Licensed Product(s) is Commercialized by either Party and/or its Related Parties, unless terminated earlier pursuant to Section 11.2 or 11.3 (the “Term”).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-59

11.2         Termination by KHK.

11.2.1     Insolvency. To the extent permitted under Applicable Laws, KHK will have the right to terminate this Agreement in its entirety, at KHK’s sole discretion, upon delivery of written notice to Medgenics upon the filing by Medgenics in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of Medgenics or its assets, upon the proposal by Medgenics of a written agreement of composition or extension of its debts, or if Medgenics is served by a Third Party (and not by KHK) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by Medgenics of an assignment for the benefit of its creditors.

11.2.2     Breach. KHK will have the right to terminate this Agreement in its entirety, at KHK’s sole discretion, subject to Section 11.2.5, upon delivery of written notice to Medgenics in the event of any material breach by Medgenics of this Agreement, provided that such breach has not been cured within ***** after written notice of such breach and KHK’s intention to terminate is given by KHK to Medgenics; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within ***** after written notice thereof is given by KHK (except that in the case of a bona fide dispute over whether or to what extent a payment by Medgenics to KHK is due, this Section 11.2.2 will not be triggered provided that Medgenics will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.2.2. Subject to Section 11.2.5, any such termination of this Agreement will become effective at the end of the applicable cure period, unless Medgenics has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, KHK’s right of termination will be suspended only if and for so long as Medgenics has provided to KHK a written plan that is reasonably calculated to effect a cure within ***** thereafter and such plan is acceptable to KHK (such acceptance not to be unreasonably withheld, conditioned, or delayed), and Medgenics commits to and carries out such plan as provided to KHK.

11.2.3     Termination as to a Country.

(a)          European Union. KHK will have the right to terminate this Agreement, solely as it relates to a particular country in the European Union if Medgenics fails to satisfy its obligations set forth in Section 6.1.1 with respect to such country.

(b)          Canada. KHK will have the right to terminate this Agreement, solely as it relates to Canada, if (a) the JSC unanimously decides to not proceed with Development in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada or (b) Medgenics declines to proceed with Development in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, and the JSC does not unanimously agree, in each case as set forth in Section 6.1.2.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-60

11.2.4     Termination for Patent Challenge. If Medgenics or any of its Affiliates directly claim, or cause a Third Party to claim, or knowingly supports (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim, or in response to a subpoena or court or administrative law request or order), including by providing information, documents, and/or funding, a claim (a) to the validity, scope, enforceability or patentability of any of the KHK Patent Rights in any formal legal or administrative action or proceeding, or (b) that no Earned Royalties, Sublicense Royalties, Net Receipts, milestone payments, Patent Costs or other payments (as such capitalized terms are defined under the LJI Agreement) are due or required to be paid to LJI under the LJI Agreement because the applicable KHK Patents licensed by LJI to KHK under the LJI Agreement covering or claiming a Licensed Product are invalid or unenforceable except where such KHK Patent Rights have been found to be unpatentable, invalid or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal is taken or can be taken, or have been admitted or determined to be invalid or unenforceable through reissue, re-examination, disclaimer or similar formal proceeding, or where a pending application within the KHK Patent Rights has been abandoned or finally rejected (in each case, other than pursuant to a claim by KHK, Medgenics or their respective Affiliates or by a Third Party caused by any of the foregoing entities) in any Challenge, then (x) if and to the extent permitted by Applicable Law, ***** during and after the pendency of such Challenges from the date KHK, Medgenics, or any of their respective Affiliates first institute or make such challenges. In such event, notwithstanding anything to the contrary in this Agreement, (i) Medgenics will not be obligated to ***** in case such Challenges are initiated or conducted solely by or on behalf of KHK or any of its Affiliates (in which case, KHK will be responsible for *****), and (ii) KHK will not be obligated to ***** in case such Challenges are initiated or conducted solely by or on behalf of Medgenics or any of its Affiliates (in which case, Medgenics will *****). ***** under this Section 11.2.4 (x) may be exercised at any time after Medgenics (or any of its Affiliates) may have Challenged or knowingly supports (other than in response to a subpoena or court order) a Challenge to the validity, enforceability or patentability of any of the KHK Patent Rights. If a sublicensee of Medgenics Challenges the validity, scope or enforceability of or otherwise opposes any of the KHK Patent Rights under which such sublicensee is sublicensed, then Medgenics will, upon written notice from KHK, promptly terminate such sublicense. “Challenge” under this Section 11.2.4 will refer to a legal action or filing with a patent authority or tribunal or a court that could, if successful, result in a holding of invalidity, unenforceability, or unpatentability of a patent or application within the KHK Patent Rights.

11.2.5     Dispute. If Medgenics reasonably and in good faith disagrees as to whether KHK has a basis for terminating this Agreement pursuant to Section 11.2.2, Medgenics may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by KHK pursuant to Section 11.2.2 will be effective unless and until KHK’s right to terminate this Agreement under Section 11.2.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-61

11.2.6           Abandonment. If Medgenics, in its discretion, decides to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, Medgenics will promptly notify KHK in writing of its intent to do so. KHK will have the right to terminate this Agreement immediately upon receipt of such notice.

11.3         Termination by Medgenics.

11.3.1     Insolvency. To the extent permitted under Applicable Law, Medgenics will have the right to terminate this Agreement in its entirety, at Medgenics’ sole discretion, upon delivery of written notice to KHK upon the filing by KHK in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of KHK or its assets, upon the proposal by KHK of a written agreement of composition or extension of its debts, or if KHK is served by a Third Party (and not by Medgenics) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by KHK of an assignment for the benefit of its creditors.

11.3.2     Breach. Medgenics will have the right to terminate this Agreement in its entirety, at Medgenics’ sole discretion, subject to Section 11.3.4, upon delivery of written notice to KHK in the event of a material breach by KHK of this Agreement, provided that such breach has not been cured within ***** after written notice of such breach and Medgenics’ intention to terminate is given by Medgenics to KHK; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within ***** after written notice thereof is given by Medgenics (except that in the case of a bona fide dispute over whether or to what extent a payment by KHK to Medgenics is due, this Section 11.3.2 will not be triggered provided that KHK will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.3.2. Subject to Section 11.3.4, any such termination of this Agreement will become effective at the end of the applicable cure period, unless KHK has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, Medgenics’ right of termination will be suspended only if and for so long as KHK has provided to Medgenics a written plan that is reasonably calculated to effect a cure within ***** thereafter and such plan is acceptable to Medgenics (such acceptance not to be unreasonably withheld, conditioned, or delayed), and KHK commits to and carries out such plan as provided to Medgenics.

11.3.3     Convenience. *****, such termination to be effective at the end of such notice period, Medgenics may terminate this Agreement as to such Licensed Product and/or such jurisdiction for any reason or no reason, including if Medgenics, in its reasonable discretion, decides to cease all of its Development and/or Commercialization efforts with respect to such Licensed Product in such jurisdiction.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-62

11.3.4     Dispute. If KHK reasonably and in good faith disagrees as to whether Medgenics has a basis for terminating this Agreement pursuant to Section 11.3.2, KHK may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by Medgenics pursuant to Section 11.3.2 will be effective unless and until KHK’s right to terminate this Agreement under Section 11.3.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.

11.4         Consequences of Termination. Upon termination of this Agreement in its entirety or with respect to a country in the Territory or the European Union pursuant to Section 11.2.3(a) and in case of Canada pursuant to Section 11.2.3(b) (in which event the following will apply only with respect to such country):

11.4.1     Reversion. All rights and licenses granted to Medgenics in Article 7 will terminate, all rights of Medgenics under the KHK Technology will revert to KHK, and Medgenics and its Affiliates will cease all use of the KHK Technology. Except as set forth in Sections 11.4.2 through 11.4.9, all rights and licenses granted to KHK in Article 7 will terminate, all rights of KHK under the Medgenics Technology will revert to Medgenics, and KHK and its Affiliates will cease all use of the Medgenics Technology.

11.4.2     Regulatory Filings. Medgenics will assign, and hereby does assign effective as of the effective date of such termination, to KHK all Regulatory Filings (including all INDs and NDAs) and Regulatory Approvals and all other documents necessary to further Develop, Manufacture, and Commercialize the Licensed Products, as they exist as of the date of such termination, (and all of Medgenics’ right, title and interest therein and thereto). Medgenics will provide to KHK one (1) copy of the foregoing documents and Regulatory Filings, all documents and filings contained in or referenced in any such Regulatory Filings, together with the raw and summarized data for any preclinical and clinical studies of the Licensed Product. For clarity, KHK will have the right to use the foregoing material information, materials and data developed by Medgenics solely in connection with KHK’s development, manufacture and commercialization of Licensed Products. KHK will have the right to seek specific performance of Medgenics’ obligations referenced in this Section 11.4.2 and/or in the event of failure to obtain assignment, Medgenics hereby consents and grants to KHK the right to access and reference (without any further action required on the part of Medgenics, whose authorization to file this consent with any Regulatory Authority is hereby granted) any and all such regulatory filings for any regulatory or other use or purpose. Without limiting the foregoing in this paragraph, to the extent applicable, Medgenics’ obligations under this Section 11.4.2 will continue with respect to all countries in the Territory and the European Union for which there is a failure to obtain assignment of all regulatory filings and Regulatory Approvals.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-63

11.4.3     Know-How Transfer. Medgenics will provide to KHK all data and information generated during the Term necessary for the development and/or commercialization of the relevant Licensed Products and assign (or, if applicable, cause its Affiliate to assign) to KHK all of Medgenics’ (and such Affiliate’s) entire right, title and interest in and to all such data and information. Medgenics will provide to KHK the tangible embodiments of all other Know-How Controlled by Medgenics and its Affiliates in existence as of the effective date of such termination relating to the Development, Manufacturing, and Commercialization of the Licensed Products, including without limitation Medgenics’ manufacturing processes, techniques and trade secrets necessary for and used in the manufacture of such Licensed Products as of the effective date of such termination and all Know-How specifically relating to any composition, formulation, method of use or manufacture of such Licensed Products. Medgenics will grant, and hereby does grant effective as of the effective date of such termination, to KHK a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide right and license under such Know-How for developing, making, using, importing, selling and offering for sale Licensed Products. Medgenics will reasonably cooperate with KHK to assist KHK with understanding and using the Know How provided to KHK under this Section 11.4.3. If Medgenics has decided to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, and this Agreement is terminated pursuant to Section 11.2.6, Medgenics will provide to KHK all technology resulting from such abandoned Development and/or Commercialization efforts. KHK will have a royalty-free, irrevocable, world-wide, unlimited license to such abandoned Development and/or Commercialization efforts including the right to sublicense and to contract with Third Parties for further Development and/or Commercialization.

11.4.4     Trademarks. To the extent that Medgenics owns any trademark(s) (including without limitation any Product Trademarks) and/or domain names that pertain specifically to an Licensed Product that KHK believes would be necessary for the Commercialization of a Licensed Product (as then currently marketed, but not including any marks that include, in whole or part, any corporate name or logo of Medgenics), Medgenics will assign (or, if applicable, cause its Affiliate to assign), and hereby does assign effective as of the effective date of such termination, to KHK all of Medgenics’ (and such Affiliate’s) right, title and interest in and to any registered or unregistered trademark, trademark application, trade name or internet domain name in each country.

11.4.5     Termination License. Medgenics will grant, and hereby grants effective as of the effective date of such termination, to KHK a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide (excluding the countries of the Territory to which Medgenics retains its rights) right and license under any Patent Rights owned solely by Medgenics or its Affiliates as of the effective date of termination to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products. Medgenics will grant to KHK, under any Patent Rights that Medgenics’ Controls but does not own at the time of termination, to the full extent permitted under the agreement(s) of Medgenics covering such Patent Rights, a non-exclusive, irrevocable, royalty-free (as to Medgenics), transferable, sublicensable, worldwide (excluding the countries of the Territory to which Medgenics retains its rights) right and license, to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products; provided that KHK enters into a written agreement with Medgenics with respect to each such Patent Right that (a) ensures compliance with the applicable contract between Medgenics and its licensor including KHK agreeing to all provisions thereof that must be imposed on sublicensees, (b) requires KHK to pay all amounts payable by Medgenics to its licensor related to KHK’s exercise or enjoyment of such rights including milestones, royalties and patent expenses and (c) indemnifies Medgenics for any breach of such agreement between KHK and Medgenics.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-64

11.4.6     Continued Supply. If Medgenics has any inventory of any Licensed Products suitable for use in clinical trials, Medgenics will offer to sell such Licensed Products to KHK at ***** (but KHK will be under no obligation to purchase the foregoing inventory of Licensed Products unless it agrees to do so in writing at such time); provided, however, that, in the event of a termination pursuant to Section 11.3.3, *****. If Medgenics has the capability in place as of the effective date of such termination to commercially Manufacture and supply to KHK all or part of KHK’s requirements of the applicable Licensed Products, if KHK so elects in its sole discretion, Medgenics will use Commercially Reasonable Efforts to supply to KHK ***** as much of KHK’s requirements of such Licensed Products (and to develop a reasonable inventory level) during such period, ***** for such Licensed Products, under terms and conditions as may be mutually agreed between the Parties. If KHK, despite its best efforts, is unable to Manufacture, or to secure a supply of, such Licensed Products in an amount sufficient to meet its requirements *****, Medgenics will continue to supply such Licensed Products to KHK to the extent necessary to meet KHK’s requirements, so long as KHK continues to use its best efforts to develop the capabilities necessary to Manufacture such Licensed Products and/or to secure a supply of such Licensed Products.

11.4.7     Transfer of Manufacturing Technology. In the event, at the time of such termination, (a) Medgenics manufactures the Licensed Products at its own facility, Medgenics will conduct manufacturing technology transfer to KHK, and (b) if Medgenics engages a Third Party to manufacture and supply the Licensed Products, Medgenics will, at KHK’s election, either (i) have such Third Party conduct manufacturing technology transfer to KHK or (ii) will use reasonable efforts to assist in the transfer of such supply arrangements to KHK.

11.4.8     Continuing Obligations. Neither Party will be relieved of any obligation that accrued prior to the effective date of such termination. All amounts due or payable to KHK that were accrued prior to the effective date of termination will remain due and payable. Except as otherwise expressly provided herein, no additional amounts will be payable based on events occurring after the effective date of termination; provided that the foregoing will not be deemed to limit either Party’s indemnification obligations under this Agreement for acts or omissions incurring prior to the effective date of such termination that are the subject of such indemnification even if the indemnification amount cannot be accrued or determined as of the effective date of such termination.

11.4.9     Retention of Payments. KHK will have the right to retain all amounts previously paid to KHK by Medgenics.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-65

11.4.10   No Compensation. KHK will not owe any compensation to Medgenics for the research, development, manufacture, or commercialization of any Licensed Products in the event of any termination of the Agreement by KHK, without prejudice to any rights that either Party may have to bring a claim for damages arising out of this Agreement and the termination thereof or any other amounts payable with respect to activities conducted prior to the effective date of such termination.

11.4.11   Costs. Any costs and expenses incurred by Medgenics in connection with the assignments and transfers made by Medgenics under this Section 11.4 will be borne by Medgenics.

11.5         Return of Confidential Information. Upon the termination of this Agreement, each Party will promptly return to the other Party, delete or destroy (with written notification of such destruction) all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party; provided that such Party may keep one copy of such materials for archival purposes only.

11.6         Effect of Termination; Survival. The termination of this Agreement will not relieve the Parties of any obligation accruing prior to such termination. The provisions of Article 10 (Confidentiality), Article 12 (Representations and Warranties; Indemnification) and Article 13 (Miscellaneous Provisions) and Sections 7.4.3 (Effect of Termination on Sublicenses) and 9.2.2 (Joint Inventions) will survive any termination of this Agreement. Except as set forth in this Article 11 or as otherwise set forth in this Agreement, upon termination of this Agreement all other rights and obligations cease. Any termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.

11.7         Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by either Party, including without limitation Article 7, are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States (hereinafter “IP”). The Parties agree that each Party, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any other provisions of Applicable Law outside the United States that provide similar protection for IP. In the event of termination of a Party pursuant to Section 11.2.1 or 11.3.1, the terminated Party hereby grants to the other Party and its Affiliates a right to obtain possession of and to benefit from a complete duplicate of (or complete access to, as appropriate) any such IP and all embodiments of intellectual property, which, if not already in such other Party’s possession, will be promptly delivered to it upon such other Party’s written request therefor. The term “embodiments of intellectual property” includes all tangible, electronic or other embodiments of rights and licenses hereunder, including all Licensed Products, all Regulatory Approval Applications and Regulatory Approvals and rights of reference therein, and all Information related to Licensed Products, KHK Technology and Medgenics Technology, as applicable. The terminated Party will not interfere with the exercise by the other Party or its Affiliates of rights and licenses to IP and embodiments of intellectual property licensed hereunder in accordance with this Agreement and agrees to assist such other Party and Affiliates of such other Party to obtain the IP and embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for such other Party or Affiliates of such other Party to exercise such rights and licenses in accordance with this Agreement. The Parties acknowledge and agree that milestone payments made under Section 8.3 do not constitute royalties within the meaning of U.S. Bankruptcy Code §365(n) or relate to licenses of intellectual property hereunder.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-66

11.8         No Limitation of Remedies. Except as herein expressly provided, notwithstanding anything to the contrary in this Agreement, except as otherwise set forth in this Agreement, termination of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination nor prejudice either Party’s right to obtain performance of any obligation. Each Party will be free, pursuant to Section 13.2, to seek (without restriction as to the number of times it may seek) damages, costs and remedies that may be available under Applicable Law or in equity and will be entitled to offset the amount of any damages and costs obtained in a final determination under Section 13.2 of monetary damages or costs (as permitted by this Agreement) against the other Party against any amounts otherwise due to such other Party under this Agreement. It is understood and agreed that either Party will be entitled to seek specific performance as a remedy to enforce the provisions of this Article 11, in addition to any other remedy to which such Party may be entitled by Applicable Law. Nothing in this Article 11 will be deemed to limit any remedy to which either Party may be entitled by Applicable Law.

Article 12.
REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; INDEMNIFICATION

12.1         Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party that as of the Effective Date of this Agreement:

(a)          Corporate Existence and Authority. It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.

(b)          Authorized Execution; Binding Obligation.

(i)          The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on its part; and

(ii)         This Agreement has been duly executed and delivered by it and constitutes a legal, valid, and binding obligation enforceable against it in accordance with this Agreement’s terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equity principles, including judicial principles affecting the availability of injunction and specific performance.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-67

(c)          No Conflicts. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound.

(d)          All Consents and Approvals Obtained. Except with respect to any consent required from Lonza or Sanofi, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all governmental authorities and other persons or entities required to be obtained or provided by such Party in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those government approvals, if any, not required at the time of execution of this Agreement.

(e)          Compliance with Law. It will at all times comply with Applicable Laws in all material respects. Neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered services relating to the Licensed Products: (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred by the FDA (or subject to a similar sanction of a Regulatory Authority) or (ii) has ever been under indictment for a crime for which a person or entity could be so debarred.

12.2         KHK Representations and Warranties. KHK represents and warrants to Medgenics that as of the Effective Date:

(a)          KHK Controls the KHK Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The KHK Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by KHK as of the Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. KHK has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the KHK Technology in a manner that conflicts with any rights granted to Medgenics hereunder.

(b)          To the knowledge of KHK, there is no actual or threatened infringement of the KHK Patent Rights in the Field by any Third Party that would adversely affect Medgenics’ rights under this Agreement.

(c)          To the knowledge of KHK, the KHK Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by KHK or any of its Affiliates relating to the KHK Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and KHK is not aware of any reasonable basis for a claim alleging that (i) the KHK Patent Rights are invalid or unenforceable, (ii) the KHK Patent Rights or the licensing or exploiting of the KHK Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party, or (iii) any Third Party other than a KHK Licensor has any right, title, or interest in, to, and under any KHK Patent Rights.

(d)          To the knowledge of KHK, KHK is not in default, and to KHK’s knowledge, none of the KHK Licensors is in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, any KHK In-Licenses, and KHK has not waived or allowed to lapse any of its rights under any KHK In-Licenses, and no such rights have lapsed or otherwise expired or been terminated.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-68

(e)          There are no claims, judgments or settlements against or owed by KHK or its Affiliates or pending or threatened claims or litigation relating to the KHK Technology.

12.3         KHK Covenants. KHK covenants that during the Term:

(a)          KHK will use Commercially Reasonable Efforts to fulfill its obligations under the KHK In-Licenses to the extent such obligations have not been delegated to Medgenics and to the extent that failure to do so would materially adversely affect Medgenics or its rights hereunder.

(b)          KHK will not assign, transfer, convey or otherwise encumber its right, title and interest in the KHK Technology in a manner that conflicts with any rights granted to Medgenics hereunder.

(c)          KHK will not enter into any subsequent agreement with any KHK Licensor that modifies or amends any KHK In-Licenses in any way that would materially adversely affect Medgenics’ rights or economic interest under this Agreement without Medgenics’ prior written consent.

(d)          KHK will not terminate any KHK In-Licenses in whole or in part, directly or indirectly, without Medgenics’ prior written consent if such termination would materially affect Medgenics’ license granted hereunder; for clarity KHK may (i) terminate any KHK In-Licenses by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and KHK will promptly notify Medgenics after the occurrence of each such event.

(e)          KHK will furnish Medgenics with copies of all notices received by KHK relating to any alleged breach or default by KHK under any KHK In-Licenses within ***** after KHK’s receipt thereof and, if KHK cannot or chooses not to cure or otherwise resolve any such alleged breach or default, KHK will so notify Medgenics within ***** thereafter.

12.4         Medgenics Representations and Warranties. Medgenics represents and warrants to KHK that as of the Effective Date:

(a)          Medgenics Controls the Medgenics Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The Medgenics Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by Medgenics as of the Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. Medgenics has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Medgenics Technology in a manner that conflicts with any rights granted to KHK hereunder.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-69

(b)          To the knowledge of Medgenics, there is no actual or threatened infringement of the Medgenics Patent Rights in the Field by any Third Party that would adversely affect KHK’s rights under this Agreement.

(c)          To the knowledge of Medgenics, the Medgenics Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by Medgenics or any of its Affiliates relating to the Medgenics Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and Medgenics is not aware of any reasonable basis for a claim alleging that (i) the Medgenics Patent Rights are invalid or unenforceable, (ii) the Medgenics Patent Rights or the licensing or exploiting of the Medgenics Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party or (iii) any Third Party other than the Medgenics Licensor has any right, title, or interest in, to, and under any Medgenics Patent Rights.

(d)          To the knowledge of Medgenics, the Development activities set forth in the initial Development Plan do not infringe any third party intellectual property rights.

(e)          To the knowledge of Medgenics, Medgenics is not in default, and to Medgenics’ knowledge, the Medgenics Licensor is not in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, the Medgenics In-License, and Medgenics has not waived or allowed to lapse any of its rights under any Medgenics In-License, and no such rights have lapsed or otherwise expired or been terminated.

(f)          There are no claims, judgments or settlements against or owed by Medgenics or its Affiliates or pending or threatened claims or litigation relating to the Medgenics Technology.

12.5         Medgenics Covenants. Medgenics covenants that during the Term:

(a)          Medgenics will not engage in any activities that use the KHK Technology in a manner that is outside the scope of the rights granted to it hereunder.

(b)          All of Medgenics’ activities related to its use of the KHK Technology, and the research, Development and Commercialization of the Licensed Products, pursuant to this Agreement will comply with all Applicable Laws.

(c)          Medgenics will use Commercially Reasonable Efforts to fulfill its obligations under the Medgenics In-License to the extent such obligations have not been delegated to KHK and to the extent that failure to do so would materially adversely affect KHK or its rights hereunder.

(d)          Medgenics will not assign, transfer, convey or otherwise encumber its right, title and interest in the Medgenics Technology in a manner that conflicts with any rights granted to KHK hereunder.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-70

(e)          Medgenics will not enter into any subsequent agreement with CHOP that modifies or amends the Medgenics In-License in any way that would materially adversely affect KHK’s rights or economic interest under this Agreement without KHK’s prior written consent.

(f)          Medgenics will not terminate the Medgenics In-License in whole or in part, directly or indirectly, without KHK’s prior written consent if such termination would materially affect KHK’s license granted hereunder; for clarity Medgenics may (i) terminate the Medgenics In-License by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and Medgenics will promptly notify KHK after the occurrence of each such event.

(g)          Medgenics will furnish KHK with copies of all notices received by Medgenics relating to any alleged breach or default by Medgenics under the Medgenics In-License within ***** after Medgenics’ receipt thereof and, if Medgenics cannot or chooses not to cure or otherwise resolve any such alleged breach or default, Medgenics will so notify KHK within ***** thereafter.

12.6         Mutual Covenants. Each Party hereby covenants to the other Party that during the Term:

(a)          All employees and officers of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their Inventions, whether or not patentable, if any, to such Party as the sole owner thereof, and under the obligation to maintain as confidential the Confidential Information of such Party.

(b)          Such Party will perform its activities pursuant to this Agreement in compliance with good clinical practices and good manufacturing practices, in each case as applicable under the Applicable Laws and regulations of the country and the state and local government wherein such activities are conducted, and also with the standards in the pharmaceutical industry for the development and commercialization of pharmaceutical products.

(c)          Such Party will not employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by such Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant.

(d)          Such Party will not practice or exploit the intellectual property licensed to such Party under this Agreement except to the extent expressly permitted under the terms and conditions of this Agreement.

(e)          Such Party will not grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-71

12.7         Consequences of Partial Termination of an In-License. In the event that a portion, but not all of KHK’s rights under the KHK In-Licenses terminate, then Medgenics will owe no further obligations to KHK under this Agreement with respect to such terminated rights. In the event that a portion, but not all of Medgenics’ rights under the Medgenics In-License terminate, then KHK will owe no further obligations to Medgenics under this Agreement with respect to such terminated rights.

12.8         Warranty Disclaimer. The Parties acknowledge and agree that nothing in this Agreement (including, without limitation, any exhibits or attachments hereto) will be construed as representing an estimate or projection of either (a) the extent to which Licensed Products will be successfully Developed or Commercialized or (b) the anticipated sales or the actual value of any Licensed Product. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT(S). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL.

12.9         No Consequential Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 12.9 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY OR TO LIMIT A PARTY’S LIABILITY FOR BREACHES OF ITS OBLIGATION REGARDING CONFIDENTIALITY UNDER ARTICLE 10.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-72

12.10         Indemnification and Insurance.

12.10.1         Indemnification by Medgenics. Medgenics will indemnify, hold harmless, and defend KHK, its Affiliates, and their respective directors, officers, employees and agents (“KHK Indemnitees”) from and against any and all damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments of any kind (collectively, “Losses”) arising out of any Third Party claim, suit or proceeding, whether for money or equitable relief (each, a “Third Party Claim”), arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by Medgenics in this Agreement, or any breach or violation of any covenant or agreement of Medgenics or a Related Party in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of Medgenics or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by Medgenics or its Affiliate or sublicensee (including a sublicensed contract manufacturer) of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by Medgenics or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from Medgenics’ exercise in accordance with the terms of this Agreement of any intellectual property rights granted by KHK hereunder. Furthermore, Medgenics will have no obligation to indemnify the KHK Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which KHK must indemnify Medgenics under this Agreement. In addition, Medgenics will indemnify, hold harmless, and defend (i) LJI and its directors, officers, employees, and agents from and against any and all Losses (including costs of investigation and court costs) arising at any time from or in any manner connected with, directly or indirectly, any activity of Medgenics involving the KHK Patent Rights solely owned by LJI or any information furnished under the LJI Agreement, including the use, handling, storage, distribution, containment, sale and/or disposition of any product (whether or not a Licensed Product), or provision of any service, related to or derived directly or indirectly from or using any KHK Patent Rights solely owned by LJI; and (ii) the KHK Indemnitees from and against any and all Losses arising out of any Third Party Claims related to, directly or indirectly, any activities performed by or on behalf of Medgenics or Medgenics’ Third Party contract manufacturer in connection with the exercise of rights under the KHK Technology licensed under the KHK In-License with Lonza, if, pursuant to Section 7.4.1, KHK sublicenses its rights under such KHK Technology to Medgenics or Medgenics’ Third Party contract manufacturer for the Manufacture of Licensed Products by Medgenics or such contract manufacturer.

12.10.2         Indemnification by KHK. KHK will indemnify, hold harmless, and defend Medgenics, its Affiliates and their respective directors, officers, employees and agents (“Medgenics Indemnitees”) from and against any and all Losses arising out of any Third Party Claims arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by KHK in this Agreement, or any breach or violation of any covenant or agreement of KHK in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of KHK or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by KHK or its Affiliate or sublicensee of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by KHK or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from KHK’s exercise in accordance with the terms of this Agreement of any intellectual property rights granted by Medgenics hereunder. Furthermore, KHK will have no obligation to indemnify the Medgenics Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which Medgenics must indemnify KHK. In addition, KHK shall be bound by Section 12.2 of the Medgenics In-License in the capacity of “Licensee” in respect of KHK and its Related Parties’ activities under this Agreement and use of the Medgenics Technology licensed under the Medgenics In-License, and KHK agrees that the Indemnitees (as defined in Section 12.2 of the Medgenics In-License) are intended third party beneficiaries of this sentence.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-73

12.10.3         Indemnification Procedure. In the event of any such claim against any Medgenics Indemnitee or KHK Indemnitee (individually, an “Indemnitee”), the indemnified Party will promptly notify the other Party in writing of the claim and the indemnifying Party will manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee will cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party will not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Section 12.10.1 or Section 12.10.2 may apply, the indemnifying Party will promptly notify the Indemnitees, which will then have the right to be represented in any such action or proceeding by separate counsel at their expense; provided that the indemnifying Party will be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party. If the indemnifying Party does not assume the defense of such claim as described in this Section 12.10.3, above, the Indemnitee may defend such claim but will have no obligation to do so. The defending Party will not settle or compromise such claim without the prior written consent of the other Party, and will not settle or compromise such claim in any manner which would have an adverse effect on such other Party’s interests, without the prior written consent of such other Party, which consent, in each case, will not be unreasonably withheld, conditioned, or delayed.

12.10.4         Insurance. Each Party will use its Commercially Reasonable Efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder. Such insurance will be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time in order to fulfill the obligation under Section 12.10.1 or 12.10.2, including, but not limited to, the indemnification against any Losses involving any actual or alleged death or bodily injury arising out of or resulting from the Development, Manufacture or Commercialization of any Licensed Product.

Article 13.
MISCELLANEOUS PROVISIONS

13.1         Governing Law. This Agreement will be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York, New York, U.S.A., notwithstanding the provisions governing conflict of laws of any jurisdiction to the contrary.

13.2         Dispute Resolution.

13.2.1           With respect to any disputes between the Parties concerning this Agreement over which Medgenics does not have explicit final decision-making authority pursuant to Section 3.1.3, the dispute will be submitted to escalating levels of Medgenics and KHK senior management for review. If the dispute cannot be resolved despite such escalation, then the matter will be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. Such resolution, if any, by the Executive Officers will be final and binding on the Parties. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, each Party may submit such dispute for arbitration pursuant to Section 13.2.2.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-74

13.2.2           Arbitration.

(a)          If any dispute will arise between KHK and Medgenics in connection with or relating to this Agreement, then such dispute will be resolved exclusively by and through an arbitration proceeding to be conducted under the auspices of, and pursuant to, the Commercial Rules of the International Chamber of Commerce (together with any successor organization thereto, the “ICC”) in New York, New York, U.S.A. Such arbitration proceeding will be conducted in the English language applying the law provided in Section 13.1 and in such an expedited manner as is then permitted by the ICC’s commercial arbitration rules. The Parties also agree to take reasonable discovery, with reasonableness to be determined by the arbitrators. Each of the foregoing agreements to arbitrate all disputes and the results, determinations, findings, judgments and awards rendered through such arbitration will be final, non-appealable and legally binding on KHK and Medgenics and may be entered and enforced by any court or tribunal of competent jurisdiction. Notwithstanding anything to the contrary in this Section 13.2, a Party may seek injunctive relief in any court of competent jurisdiction.

(b)          Any arbitration proceeding will be initiated by written notice from either KHK or Medgenics to the other Party. The arbitration will be conducted before a panel of three (3) arbitrators. Each of KHK and Medgenics will have the right to select one (1) arbitrator. The third arbitrator will be selected by the mutual agreement of the arbitrators appointed by the Parties. The Party initiating the arbitration proceeding will appoint its arbitrator within ten (10) days following service of the demand for arbitration to the other Party, who will in turn appoint its arbitrator within thirty (30) days of receiving service of the demand. The two appointed arbitrators will agree upon an arbitrator within thirty (30) days of the date of the appointment by the parties of the second arbitrator. If either Party or their appointees fail to appoint an arbitrator within the specified time period, the ICC will exercise its powers pursuant to Article 9 of the ICC Rules of Arbitration to appoint such arbitrator. The ICC’s appointment will be binding on the Parties. Each arbitrator will be an attorney in good standing in the Bar of New York and experienced in commercial disputes involving pharmaceutical companies. Time is of the essence of this arbitration procedure, and KHK and Medgenics will instruct the arbitrators to render their decision within ninety (90) days of the arbitration’s completion. The cost of the arbitration (including, without limitation, reasonable attorneys’ fees, expenses and disbursements) will be borne as the arbitrators will decide; otherwise such costs (including, without limitation, the prevailing Party’s reasonable attorneys’ and accountants’ fees, expenses and disbursements) will be borne by the Party against which the judgment of the arbitrator is to be enforced.

13.3         Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. Notwithstanding the foregoing, (a) KHK may monetize the value of its payments under this Agreement by assigning to a Third Party the right to receive payments and the right to receive payment reports from Medgenics; provided that KHK gives thirty (30) days prior written notice to Medgenics, and (b) either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate (but subject to the consent of CHOP in respect of the Medgenics Technology licensed under the Medgenics In-License in the case of assignment by KHK) or pursuant to a Change of Control (but subject to the consent of Sanofi, to the extent required under Applicable Law, in respect of the KHK Technology licensed under the KHK In-License with Sanofi in the case of assignment by Medgenics). The assigning Party will remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned to such assignee.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-75

13.4         Entire Agreement; Amendments. This Agreement and the Schedules and Exhibits referred to in this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral, except that Article 1 through 10 of the Clinical Development and Option Agreement will govern with respect to matters occurring prior to the Effective Date. Any amendment or modification to this Agreement will be made in writing signed by both Parties.

13.5         Notices. Any consent or notice required to be given or made under this Agreement by one of the Parties to the other will be in writing and (a) delivered by hand, (b) sent by internationally recognized overnight delivery service or (c) sent by facsimile transmission and confirmed by sender by prepaid, registered or certified mail letter, and will be deemed to have been properly served to the addressee upon receipt of such written communication, in any event to the following addresses:

If to KHK:	Kyowa Hakko Kirin Co., Ltd. 1-6-1, Otemachi Chiyoda-ku, Tokyo 100-8185 Japan Attention: Director of Business Development Department Facsimile No.: +81-3-3282-0107

with a copy to:	Kyowa Hakko Kirin Co., Ltd. 1-6-1, Otemachi Chiyoda-ku, Tokyo 100-8185 Japan Attention: Director of Legal Affairs Group, Legal and Intellectual Property Department Facsimile No.: +81-3-3282-0092

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-76

If to Medgenics:	Medgenics, Inc. 435 Devon Park Drive, Bldg 700, Suite 715 Wayne, PA 19087 Attention: Chief Legal Officer Facsimile No.: +1 (610) 717-3390

with a copy to:	Pepper Hamilton LLP Two Logan Square 18th & Arch Streets Philadelphia, Pennsylvania 19103-2799 Attention: Brian M. Katz Facsimile No.: +1 (215) 981-4750

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given: (a)  if personally delivered, when delivered; (b) if sent by internationally-recognized overnight courier, on the Business Day of the sender during which the sender delivers the notice to the courier; or (c) if sent by facsimile, when all pages of the notice are successfully transmitted (as shown by a report generated by the sender’s facsimile machine) during a Business Day of the sender.

13.6         Force Majeure. The failure of either Party to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of such Party, will not be deemed to be a breach of this Agreement, but will be excused to the extent and for the duration of such cause, and the affected Party will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and will use its Commercially Reasonable Efforts to avoid or remove such cause, and will perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

13.7         Compliance with Export Regulations. Neither Party will export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export laws and regulations.

13.8         Independent Contractors. It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement will be construed as authorization for either KHK or Medgenics to act as agent for the other. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose, including tax purposes, or to create any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-77

13.9         Further Assurances. Each Party agrees to execute, acknowledge and/or deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.10         No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party.

13.11         Performance by Affiliates. Each Party recognizes that the other Party may perform some or all of its obligations under this Agreement through Affiliates to the extent permitted under this Agreement; provided, however, that such other Party will remain responsible for the performance by its Affiliates as if such obligations were performed by such other Party.

13.12         Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the use of any gender will be applicable to all genders. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description that precedes such term, and will be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import regardless of whether such words are actually written there (and drawing no implication from the actual inclusion of such phrase in some instances after the word “including” but not others). References to “Article”, “Articles”, “Section”, Sections”, “Exhibit” or “Exhibits” are references to the numbered Article(s), Section(s), or lettered Exhibit(s) of this Agreement, unless expressly stated otherwise. Except where the context otherwise requires, (a) references to a particular law, rule or regulation mean such law, rule or regulation as in effect as of the relevant time, including all rules and regulations thereunder and any successor law, rule or regulation in effect as of the relevant time, and including the then-current amendments thereto; (b) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (c) whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified, and if a period of time is specified and dates from a given day or Business Day, or the day or Business Day of an act or event, it is to be calculated exclusive of that day or Business Day; (d) references to a particular person or entity include such person’s or entity’s successors and assigns to the extent not prohibited by this Agreement; (e) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein will be interpreted in a correlative manner; and (f) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits).

13.13         No Implied Waivers; Rights Cumulative. No failure on the part of KHK or Medgenics to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-78

13.14         Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one (1) or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

13.15         No Third Party Beneficiaries. Except as expressly set forth in Section 12.10.2, no person or entity other than Medgenics, KHK and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

[Remainder of Page Left Blank Intentionally. Schedules Follow.]

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-79

Schedule 1.7

AMINO ACID SEQUENCE OF ANTI-LIGHT MAB

*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-80

Schedule 1.16

Commercialization Costs

Examples of Commercialization Costs

Commercialization Costs will include, but will not be limited to, the following, in each case attributable to, or reasonably allocable to, Commercialization of Licensed Products in the Field in the Territory:

Detailing costs - costs associated with interactive face-to-face visits by a sales representative with a medical professional who has prescribing authority or is able to influence prescribing decisions, within the target audience during which approved uses, safety, effectiveness, contraindications, side effects, warnings or other relevant characteristics of a pharmaceutical product are discussed in an effort to increase prescribing preferences of a pharmaceutical product for its approved uses.

Distribution costs - costs identifiable to the distribution of a Licensed Product to a customer (and not otherwise deducted from Net Sales), including customer and specialty pharmacy services (including costs associated with establishing and running customer call centers), collection of data about sales to hospitals, clinics and other customers, order entry, billing, shipping, logistics, warehousing, product insurance, freight not paid by customers, credit and collection and other like activities the costs of which are includable in “distribution costs” in accordance with the Accounting Standards.

Early Access Program or EAP costs – costs associated with any program to provide patients with products free of charge. Early access programs include treatment INDs / protocols and compassionate use programs, as applicable. For clarity, an EAP with respect to a Licensed Product may continue to be performed following Regulatory Approval of a Licensed Product and costs may continue to be incurred in accordance with the performance of such EAP after Regulatory Approval.

Patient Assistance Programs – costs associated with establishing and administering patient assistance programs.

Health Care Reform fees - costs for fees paid to the U.S. government as defined in the Patient Protection and Affordable Care Act and similar taxes and governmental fees.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-81

Commercial Operations Costs – costs of the commercial operations team supporting Commercialization of the Licensed Products in the Field, including, without limitation:

(a)          Marketing Expenses, which includes costs identifiable to the advertising, promotion and marketing of Licensed Products in the Field, and related professional education;

(b)          Advertising, which includes costs associated with media costs, direct mails, production expenses, agency fees, and medical congresses and meetings;

(c)          Promotion, which includes costs associated with professional samples, professional literature, promotional material, patient aids, detailing aids, reimbursement of patient assistance programs, public relations and communications expenses, web and social media expenses, patient advocacy support, development of information and data for national accounts, managed care organizations and group purchasing organizations;

(d)          Market Research, which includes costs associated with market information, focus groups, and market research professional staff and related out-of-pocket costs such as travel, business meals, and training;

(e)          Marketing Management, which includes the costs of product management and sales promotion management compensation and departmental expenses as well as costs associated with developing overall sales and marketing strategies and planning;

(f)          Reimbursement/Access Services, which includes costs incurred to manage reimbursement programs, marketing costs (educational material) as well as coupon or co-pay programs;

(g)          Health Policy/Advocacy, which includes costs associated with advocacy as well as any specific policy lobbying and trade and government relations related expenses; and

(h)          Selling Support, which includes costs associated with logistics and document support and the operation of the sales/medical science liaison team such as meeting planning.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-82

Medical Affairs Expenses - costs with respect to: medical affairs and other activities associated with clinical studies conducted after Regulatory Approval in the Territory (to the extent not otherwise included within Development Costs); medical and scientific information and response to external inquiries or complaints; pharmacovigilance, investigator initiated research if not covered in the Phase V Clinical Trials, costs of establishing and maintaining patient registries, medical education, Health Economics and Outcomes Research (HECOR, HEMAR), speaker programs, advisory boards, educational grants and fellowships, drug safety, government affairs (including costs associated with compliance with the Sunshine Act and other similar government regulation); and field-based medical science liaisons, medical affairs clinical trial management, MD’s in field (separate from medical science liaisons), publications, medical communications and field medical education.

Recall Expenses – costs, to the extent not otherwise covered by KHK’s indemnity obligations, associated with notification, retrieval and return of Licensed Products in the Field in the Territory, destruction of such returned Licensed Products in the Field, and distribution of the replacement Licensed Products in the Field.

Selling Costs - costs directly attributable to selling Licensed Product in the Field, including the FTE Costs for sales representatives/medical science liaisons and first line sales managers, exhibits at shows or conventions including samples, charges for space, sales aids and brochures, sales meetings, consultants, call reporting and other Third Party monitoring/tracking services, automobile allowance, meal expenses, travel/housing for meetings, costs of computer and other equipment of sales representatives/medical science liaisons and other incidental expenses incurred by sales representatives/medical science liaisons in respect of selling the Licensed Product in the Field.

Other Commercialization Costs - any other costs attributable or allocable to Commercialization of Licensed Products in the Field in the Profit Share Territory in accordance with Accounting Standards, to the extent not included in one of the other categories or definitions of costs under this Exhibit 1.16.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-83

Schedule 1.38

FTE Rates

1.          The following table sets forth the FTE Rates for Medgenics FTEs:

*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

2.          The following table sets forth the FTE Rates for KHK FTEs:

*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-84

Schedule 1.43

KHK IN-LICENSES

License Agreement between La Jolla Institute for Allergy and Immunology and Kyowa Hakko Kirin Co., Ltd. *****. This is the LJI Agreement referred to in Section 1.53.

***** Agreement between Lonza Sales AG and Kyowa Hakko Kirin Co., Ltd. *****.

***** Agreement between Bristol-Myers Squibb Company and Kyowa Hakko Kirin Co., Ltd. *****.

Letters between Kyowa Hakko Kirin Co., Ltd. and Sanofi *****, and sublicensing of rights to Medgenics.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-85

Schedule 1.47

KHK PATENT RIGHTS

*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-86

Schedule 1.58

MEDGENICS IN-LICENSE

License Agreement between The Children’s Hospital of Philadelphia and Medgenics Medical Israel Ltd. dated November 12, 2014.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-87

Schedule 1.62

MEDGENICS PATENT RIGHTS

*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-88

Schedule 4.2.1

INITIAL DEVELOPMENT PLAN

*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

B-89

EXHIBIT C
PLAN B LICENSE AGREEMENT

See Attached

Execution Version

Portions of this exhibit have been omitted and filed separately with the Secretary of the Securities and Exchange Commission (the “Commission”) pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Such portions are marked as indicated below.

LICENSE AGREEMENT

by and between

KYOWA HAKKO KIRIN CO., LTD.

and

MEDGENICS, INC.

C-1

Schedules

Schedule 1.7 – Amino Acid Sequence of Anti-Light mAb

Schedule 1.16 – Commercialization Costs

Schedule 1.37 – FTE Rates

Schedule 1.42 – KHK In-Licenses

Schedule 1.46 – KHK Patent Rights

Schedule 1.57 – Medgenics In-License

Schedule 1.61 – Medgenics Patent Rights

Schedule 4.2.1 – Initial Development Plan

C-2

LICENSE AGREEMENT

This License Agreement (this “Agreement”), effective as of the Effective Date (as defined in Section 2.1), is by and between Kyowa Hakko Kirin Co., Ltd., a company organized and existing under the laws of the Japan and having its principal office at 1-6-1, Otemachi, Chiyoda-ku, Tokyo 100-8185, Japan (“KHK”), and Medgenics, Inc., having its address at 435 Devon Park Drive, Building 700, Wayne, PA 19087, U.S.A. (“Medgenics”). KHK and Medgenics may each be referred to herein individually as a “Party” and collectively as the “Parties.”

INTRODUCTION

WHEREAS, the Parties have entered into the Clinical Development and Option Agreement, effective as of June 6, 2016 (the “Clinical Development and Option Agreement”); and

WHEREAS, pursuant to the Clinical Development and Option Agreement, KHK granted Medgenics the right to conduct the Initial Development (as defined in the Clinical Development and Option Agreement) with respect to Anti-LIGHT mAb (as defined in Section 1.7); and

WHEREAS, pursuant to the Clinical Development and Option Agreement, KHK granted Medgenics an option to obtain an exclusive license to Develop and Commercialize products containing Anti-LIGHT mAb at KHK’s election either under the terms and conditions of this Agreement (the “Plan B Election”) or under the terms and conditions of the license agreement attached to Exhibit B to the Clinical Development and Option Agreement (the “Plan A Election”); and

WHEREAS, this Agreement will become fully effective in accordance with Section 2.1 of this Agreement only upon KHK making the Plan B Election pursuant to the terms and conditions of the Clinical Development and Option Agreement; and

WHEREAS, this Agreement will not become effective and be rendered null and void in accordance with Section 2.2 of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

Article 1.
DEFINITIONS

When used in this Agreement, each of the following terms will have the meanings set forth in this Article 1:

1.1           “Accounting Standards” means with respect to a Party, as applicable, (a) United States generally accepted accounting principles (“GAAP”), (b) Japanese generally accepted accounting standards, or (c) International Financial Reporting Standards, in each case consistently applied.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-3

1.2           “Acquirer Intellectual Property” means the Patent Rights and Know-How owned or controlled by a Third Party acquirer of Medgenics or KHK, as the case may be, immediately prior to a Change of Control transaction, and Inventions thereto following the effective date of such Change of Control.

1.3           “Administrative Contact” means any contact to or from a Regulatory Authority that is general or administrative in nature (e.g., notification by a Regulatory Authority of the assignment of a new reviewer or a notification of a new address or new contact information).

1.4           “Affiliate” means, with respect to any person or entity, any other person or entity which controls, is controlled by, or is under common control with such person or entity. A person or entity will be regarded as in control of another entity if it owns or controls more than fifty percent (50%) of the equity securities of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

1.5           “Allowable Expenses” means, with respect to Profit-Share Products and each Contract Quarter, all FTE Costs and Out-of-Pocket Costs incurred by Medgenics or its Related Parties that are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory, and Manufacture of such Profit-Share Products for Commercialization, during the applicable Contract Quarter, including such FTE Costs and Out-of-Pocket Costs which are: (a) Manufacturing Costs; (b) Commercialization Costs; and (c) Third Party Technology Costs, in each case determined from the books and records of Medgenics or its Related Parties maintained in accordance with Accounting Standards and in each case of (a)-(c) as are specifically identifiable and allocable to the Commercialization of such Profit-Share Products in the Field in the Territory during the applicable Contract Quarter. For clarity, no milestone payment made to KHK or its Affiliates pursuant to Section 8.3 will be an Allowable Expense. For purposes of clarity, it is understood that there will be no double-counting of expenses within the definition of Allowable Expenses.

1.6           “Applicable Law” means the laws, rules and regulations, including without limitation any rules, regulations, guidelines or other requirements of the Regulatory Authorities applicable to the Development, Manufacturing or Commercialization of Licensed Products or other activities conducted by the Parties under this Agreement, that may be in effect from time to time in the applicable territory.

1.7           “Anti-LIGHT mAb” means the fully human monoclonal antibody targeting LIGHT (TNFSF14) consisting of the amino acid sequence set forth on Schedule 1.7.

1.8           “Bankruptcy Code” means Title 11, United States Code, as amended, or analogous provisions of Applicable Law outside the United States.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-4

1.9           “Biosimilar” means, with respect to a reference brand biologic product and a particular jurisdiction, a biologic product: (a) that is highly similar to such reference brand biologic product notwithstanding minor differences in clinically inactive components; (b) has no clinically meaningful differences from such reference brand biologic product in terms of safety, purity and potency; and (c) for which a Biosimilar Application is approved by the relevant Regulatory Authority of such jurisdiction. Notwithstanding anything to the contrary in this Agreement, a “Biosimilar” does not include any biologic product sold under a BLA or approved Biosimilar Application of any Party or any of its Related Parties or manufactured or produced by or on behalf of a Party or any of its Related Parties.

1.10         “Biosimilar Application” means a Regulatory Approval Application for a product claimed to be biosimilar or interchangeable to any Licensed Product, or otherwise relying on the approval of such Licensed Product, in each case in accordance with Applicable Law in the jurisdiction in which the product is sought to be marketed and sold.

1.11         “BLA” means a Biologics License Application filed with FDA or the equivalent thereof filed with any other Regulatory Authority.

1.12         “BMS” means Bristol-Myers Squibb Company.

1.13         “Business Day” means, with respect to KHK, a KHK Business Day, and, with respect to Medgenics, a Medgenics Business Day.

1.14         “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party which results in the voting securities of such Party outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, (b) except in the case of a bona fide equity financing in which a Party issues new shares of its capital stock, a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates.

1.15         “Commercialization” means importing, exporting, marketing, promoting, distributing, offering for sale and selling a Licensed Product and, solely with respect to Sections 7.5.1 and 7.5.2, a Competing Product in the Field and will include activities required to fulfill ongoing post-approval regulatory obligations, including adverse event reporting and sales force training but excluding any Phase 4 Clinical Trial (as defined in Section 1.25). When used as a verb, “Commercialize” will mean to engage in Commercialization.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-5

1.16         “Commercialization Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of Medgenics or its Related Parties in accordance with this Agreement and attributable to, or reasonably allocable to, the Commercialization of the Licensed Products in the Field in the Territory, including marketing costs, sales costs, distribution costs, importing and exporting costs, Phase 5 Clinical Trial costs, insurance costs incurred in connection with Commercialization activities, medical affairs costs and certain general and administrative costs (but excluding Development Costs) as further defined in Schedule 1.16. In this Agreement, “Phase 5 Clinical Trial” means a post-registration clinical trial that is not required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.

1.17          “Commercially Reasonable Efforts” means, with respect to a Party, the carrying out of obligations in a diligent and sustained manner using such effort and employing such resources as would normally be exerted or employed by a similarly situated biopharmaceutical company for a product of similar commercial or strategic importance, and at a similar stage of its product life, based on conditions then prevailing, taking into consideration safety and efficacy, development costs, the anticipated prescription label, the nature of the Licensed Product, the clinical setting in which it is expected to be used and all other relevant factors. Commercially Reasonable Efforts will be determined on a country-by-country basis.

1.18         “Competing Product” means *****, other than a Licensed Product, *****.

1.19         “Confidential Information” means, with respect to each Party, proprietary data or information of such Party or its Affiliates or sublicensees, including, without limitation, (a) with respect to KHK, all KHK Technology, and, with respect to Medgenics, all Medgenics Technology, (b) any information designated as Confidential Information of such Party hereunder, in all cases that is identified as confidential either in writing or orally, provided that any orally disclosed information is described in reasonable detail in a written notice sent by the Disclosing Party to the Receiving Party within thirty (30) days of the oral disclosure requesting that such information be treated as Confidential Information hereunder, and (c) all information that is manifestly confidential, whether or not marked as such.

1.20         “Contract Quarters” means the successive three (3) month periods in each Contract Year ending on March 31, June 30, September 30 or December 31.

1.21         “Contract Year” means the twelve (12) month period beginning on January 1 and ending on December 31 of each calendar year, provided, however, that the first Contract Year will be the period of time beginning on the Effective Date and ending on December 31, 2016. Each Contract Year, except the first Contract Year, will be divided into four (4) Contract Quarters.

1.22         “Control” or “Controlled” means with respect to any (a) material, item of information, method, data or other Know-How, or (b) intellectual property right, the possession (whether by ownership or license, other than pursuant to this Agreement) by the referenced Party or its Affiliates of the ability to grant to the other Party access and/or a license as provided herein under such item or right without violating the terms of any agreement or other arrangement with any Third Party existing before or after the Effective Date.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-6

1.23         “Data Exclusivity Period” means, with respect to a particular jurisdiction, the time period of legal protection and confidential treatment provided for clinical test data required to be submitted to a Regulatory Authority for such jurisdiction in order to demonstrate safety and efficacy of a new drug or biologic, and all similar protections on such clinical test data intended to prevent generic drug manufacturers or biosimilar manufacturers from relying on this data in their own Biosimilar applications.

1.24         “Development” means, with respect to a Licensed Product and, solely with respect to Sections 7.5.1 and 7.5.2, a Competing Product in the Field, non-clinical and clinical drug development activities performed on or after the Effective Date, including without limitation the conduct of clinical trials, test method development, toxicology, pharmacology, pharmacokinetics formulation, data management, statistical analysis and report writing and clinical studies, and regulatory affairs and all activities associated with obtaining and maintaining Regulatory Approvals. When used as a verb, “Develop” means to engage in Development.

1.25         “Development Costs” means all costs and expenses, including FTE Costs and Out-of-Pocket Costs, incurred by or on behalf of a Party in accordance with this Agreement and attributable to, or reasonably allocable to, the Development of the Licensed Products in the Field in the Territory and that are materially consistent, as applicable, with the Development Plan, including costs and expenses for Regulatory Approvals and pricing and/or reimbursement approvals, and costs incurred after Regulatory Approval, including Phase 4 Clinical Trial costs, costs of non-clinical studies, costs of clinical studies for additional Indications in the Field, insurance costs incurred in connection with Development activities (but excluding costs that are allocable to Commercialization Costs and the costs of general company management, financial, legal or business development personnel). Development Costs will not include any costs incurred by either Party prior to the Effective Date, including, without limitation, costs for purchasing raw materials, for manufacturing clinical supplies of Licensed Product or for any labeling or packaging materials, whether or not such raw materials, clinical supplies or labeling or packaging materials are used by the Parties for Development activities after the Effective Date. In this Agreement, “Phase 4 Clinical Trial” means a post-registration clinical trial or post-marketing surveillance study performed in accordance with Applicable Laws and required as a condition to, or for the maintenance of, any Regulatory Approval or pricing and/or reimbursement approval for a Licensed Product.

1.26         “Development Plan” means (a) the written comprehensive plan for (i) the Development of any Licensed Product in the Field in the Territory, including, but not limited to, activities designed to generate the preclinical, process development/manufacturing scale-up, clinical and regulatory information required for filing Regulatory Approval Applications in the Territory and (ii) the preparation and submission of related Regulatory Approval Applications in the Territory and (b) an annual budget for Development Costs setting forth both internal and external resources and expenses for the then-current Contract Year.

1.27         “EMA” means the European Medicines Agency and any successor agency having substantially the same functions.

1.28         “European Union” means all countries over which EMA has jurisdiction from time to time and all countries that exit the jurisdiction of the EMA from time to time.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-7

1.29         “Executive Officers” means the Chief Executive Officer of Medgenics (or an executive of Medgenics designated by such Chief Executive Officer) and the Chief Executive Officer of KHK (or an executive of KHK designated by such Chief Executive Officer).

1.30         “Fair Market Value” means (a) with respect to investment by a Third Party in exchange for equity securities of Medgenics, (i) for so long as Medgenics’ common stock is publicly traded on a securities exchange, the volume weighted average closing price of a share of Medgenics’ common stock on the principal exchange on which such stock is then trading for the ten (10) trading days ending on the date that is twenty (20) trading days on such exchange prior to the first public announcement of such equity investment, and (ii) if Medgenics’ common stock is no longer publicly traded on a securities exchange, the fair market value of a share of common stock of Medgenics as of the date of closing such investment as determined in good faith by the board of directors of Medgenics, taking into account such factors and for such time period as the board of directors of Medgenics reasonably deems is appropriate, and agreed to by KHK, such agreement not to be unreasonably withheld, delayed, or conditioned, and (b) with respect to any non-cash consideration (other than equity securities), the fair market value of such consideration as determined in good faith by the board of directors of Medgenics and agreed to by KHK, such agreement not to be unreasonably withheld, delayed, or conditioned.

1.31         “FD&C Act” means the US Federal Food, Drug, and Cosmetic Act, as amended from time to time (21 U.S.C. Section 301 et seq.), together with any rules and regulations promulgated thereunder.

1.32         “FDA” means the United States Food and Drug Administration, or a successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.33         “Field” means treatment, prevention, and diagnosis ***** of pediatric (18 and below) onset rare and orphan disease ***** Crohn Disease, Ulcerative Colitis, ***** Juvenile Idiopathic Arthritis, Psoriasis, *****. Pediatric onset patients who survive into adulthood will be included in the scope of the Field.

1.34         “First Commercial Sale” means, with respect to a given Licensed Product in a country, the first commercial sale in an arms-length transaction of such Licensed Product to a Third Party by or on behalf of a Party, its Affiliate or its sublicensee in such country following receipt of applicable Regulatory Approval of such Licensed Product in such country.

1.35         “FTE” means a full time equivalent person year (consisting of a total of two thousand (2,000) hours per Contract Year, subject to a proportionate reduction in the first Contract Year) of scientific, technical, marketing, sales, distribution and certain general and administrative activities related to the Development of Licensed Products and/or the Commercialization of the Licensed Products in the Field in accordance with this Agreement. For the avoidance of doubt, no individual will count as more than one (1) FTE, and any individual who works less than two thousand (2,000) hours in a given Contract Year performing activities under this Agreement will be counted as a fraction of one (1) FTE, the numerator of which is the number of hours such individual performs activities under this Agreement and the denominator of which is two thousand (2,000) hours.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-8

1.36         “FTE Costs” means all costs for FTEs calculated by multiplying (a) the actual number of FTEs utilized by KHK or Medgenics in performing activities in accordance with any Development Plan and/or Commercialization Plan by (b) the applicable FTE Rate, provided that, to the extent either Party is unable to fully track the number of FTEs utilized, the Parties will agree on a mechanism for estimating such number.

1.37         “FTE Rate” means, with respect to an FTE, the applicable amount set forth on Schedule 1.37, as such amount may be adjusted pursuant to Section 8.7.

1.38         “IND” means an Investigational New Drug Application, as defined in the FD&C Act, or similar application or submission that is required to be filed with any Regulatory Authority before beginning clinical testing of a Licensed Product in human subjects.

1.39         “Inventions” means any and all ideas, information, Know-How, data research results, writings, inventions, discoveries, modifications, enhancements, derivatives, new uses, developments, techniques, materials, compounds, products, designs, processes or other technology or intellectual property, whether or not patentable or copyrightable, and all Patent Rights and other intellectual property rights in any of the foregoing.

1.40         “Joint Inventions” means any and all Inventions made or generated hereunder jointly by at least one employee or contractor of each Party (or its respective Affiliates), as determined by United States patent laws for inventorship, in each case while performing activities under this Agreement.

1.41         “KHK Business Day” means a day on which banking institutions in Tokyo, Japan are open for business other than a Saturday or Sunday.

1.42         “KHK In-Licenses” means the Third Party agreements listed on Schedule 1.42.

1.43         “KHK Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of KHK (or its Affiliates), as determined by the United States patent laws for inventorship, in each case while performing activities under this Agreement.

1.44         “KHK Know-How” means Know-How that is (a) Controlled by KHK on the Effective Date or during the Term (other than Medgenics Know How pursuant to the licenses granted hereunder) and (b) is reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory.

1.45         “KHK Licensor” means LJI, BMS, Lonza, and Sanofi, respectively defined in this Article 1, and its respective successor and assigns, which has licensed rights to KHK pursuant to the KHK In-Licenses.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-9

1.46         “KHK Patent Rights” means (a) the United States and foreign patents and patent applications listed on Schedule 1.46 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (b) the United States and foreign patents and patent applications licensed to KHK under the KHK In-Licenses but not listed on Schedule 1.46 and any Patent Rights arising from those patents and patent applications prior to the completion of the Term, (c) any Patent Rights included within KHK Inventions prior to the completion of the Term that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory and (d) any Patents Rights included in Third Party Technology prior to the completion of the Term (i) in respect of which KHK obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products in the Field in the Territory.

1.47         “KHK Technology” means KHK Patent Rights, KHK Know-How and KHK Inventions other than Acquirer Intellectual Property.

1.48         “Know-How” means any non-public, proprietary invention, discovery, process, method, composition, formula, procedure, protocol, technique, result of experimentation or testing, information, data, material, technology or other know-how, whether or not patentable or copyrightable.

1.49         “Licensed Product” means any product containing as an active ingredient the Anti-LIGHT mAb.

1.50         “LIGHT” means TNFSF14 (Unigene cluster number: Hs. 129708).

1.51         “LJI” means La Jolla Institute for Allergy and Immunology and its respective successor and assigns, which has licensed rights to KHK pursuant to the LJI Agreement.

1.52         “LJI Agreement” means License Agreement between La Jolla Institute for Allergy and Immunology and Kyowa Hakko Kirin Co., Ltd. *****.

1.53         “Lonza” means Lonza Sales AG and its Affiliates.

1.54         “Manufacturing” means, as applicable, all activities associated with the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and storage of Licensed Products and, solely with respect to Sections 7.5.1 and 7.5.2, a Competing Product, including without limitation process and formulation development, process validation, stability testing, process development, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control, whether such activities are conducted by a Party, its Affiliates or a Third Party contractor of such Party. When used as a verb, “Manufacture” will mean to engage in Manufacturing.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-10

1.55         “Manufacturing Costs” means:

(a)          With respect to Licensed Product manufactured by Medgenics, its fully-burdened costs (including the costs associated with product testing and release activities) of producing (including startup and validation but excluding what will be covered under Section 4.3.3) and packaging Licensed Product for sale in a given country, determined in accordance with the applicable Accounting Standard, based on the sum of the following components: (i) direct costs, including manufacturing labor and materials directly incurred in producing and packaging such Licensed Product; (ii) manufacturing and accounting personnel costs incurred by Medgenics and attributable and reasonably allocable to the manufacture of Licensed Product, including quality labor and manufacturing and quality supervisory services, depreciation, and other operating and administrative costs which of the manufacturing, quality and accounting departments and associated occupancy costs which are allocable to such company departments based on space occupied or headcount, or other activity based method of allocation; (iii) any other reasonable and customary Out-of-Pocket Costs incurred by Medgenics for the testing, transport, customs clearance, duty, insurance and/or storage of such Licensed Products, including payments made by Medgenics to Third Parties for filing, finishing, packaging, labeling, testing, storage and shipment of such Licensed Product and Medgenics’ handling cost with respect thereto, as applicable; and (iv) Medgenics’ reasonably allocated share of cost of Licensed Product process improvements developed by Medgenics or a Third Party on behalf of Medgenics. For Licensed Products manufactured by Medgenics, Manufacturing Cost will not include any general corporate overhead, any excess capacity cost or charges or cost for process development (except to the extent expressly provided above).

(b)          With respect to Licensed Product manufactured for Medgenics by one or more Third Parties and supplied to KHK hereunder amounts actually paid (net of any discounts, credits or refunds) by such Party to such Third Parties for the manufacture and supply of such Licensed Product.

1.56         “Medgenics Business Day” means a day on which banking institutions in New York, New York are open for business other than Saturday or Sunday.

1.57         “Medgenics In-License” means each Third Party agreement listed on Schedule 1.57.

1.58         “Medgenics Inventions” means any and all Inventions made or generated hereunder solely by employees or contractors of Medgenics (or its Affiliates), as determined by the United States patent laws for inventorship, in each case while performing activities under this Agreement.

1.59         “Medgenics Know-How” means Know-How that is (a) Controlled by Medgenics or any of its Affiliates on the Effective Date or during the Term (other than KHK Know-How pursuant to the licenses granted hereunder) and (b) reasonably necessary or useful in connection with Development, Manufacture, use or Commercialization of Licensed Products.

1.60         “Medgenics Licensor” means The Children’s Hospital of Philadelphia (“CHOP”).

1.61         “Medgenics Lonza License Agreement” means an agreement between Medgenics and Lonza that licenses to Medgenics the intellectual property rights subject to the ***** Agreement between Lonza and KHK *****, to the extent related to the Licensed Product in the Field in the Territory and the European Union, including the right to sublicense to another contract manufacturer such that such contract manufacturer can perform process development and supply of anti-LIGHT-mAb.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-11

1.62         “Medgenics Patent Rights” means (a) the United States and foreign patents and patent applications listed on Schedule 1.61 and any Patent Rights arising from those patents and patent applications during the Term, (b) any Patent Rights included within Medgenics Inventions that are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products and (c) any Patents Rights included in Third Party Technology (i) in respect of which Medgenics obtains Control after the Effective Date and (ii) are reasonably necessary or useful in connection with the Development, Manufacture, use or Commercialization of Licensed Products.

1.63         “Medgenics Technology” means Medgenics Know-How, Medgenics Patent Rights and Medgenics Inventions other than Acquirer Intellectual Property.

1.64         “Medical Affairs Activities” means, with respect to a Licensed Product, activities designed to ensure or improve appropriate medical use of, conduct medical education of, or further research regarding, such Licensed Product, including, with respect to such Licensed Product: (a) conducting service based medical activities including providing input and assistance with consultancy meetings, recommending investigators for clinical trials and providing input in the design of such trials and other research related activities, and delivering non-promotional communications and conduct non-promotional activities including presenting new clinical trial data and other scientific information; (b) grants to support continuing medical education, symposia, or Third Party research specifically related to such Licensed Product; (c) development, publication and dissemination of publications relating to such Licensed Product and relevant disease states; (d) medical information services provided in response to inquiries communicated via sales representatives or received by letter, phone call or email; (e) conducting advisory board meetings or other consultant programs; (f) support of investigator-initiated clinical trials; (g) managing relationships with cooperative groups, physician/hospital networks and advocacy groups; and (h) establishing and implementing risk, evaluation and mitigation strategies.

1.65         “Net Sales” means the gross invoiced sales by a Party and/or its Related Parties to Third Parties for Licensed Products sold, less deductions, consistent with applicable Accounting Standards used in the applicable reporting period for such Party’s consolidated financial reporting purposes, which will be limited to: (a) price adjustments, chargeback payments, credits, or rebates (or the equivalent thereof), allowances allowed and taken, quantity or other trade discounts and other amounts paid on sale of Licensed Products, including those granted to and actually used by group purchasing organizations or other buying groups, managed healthcare organizations, pharmacy benefit management companies, health maintenance organizations and any other providers of health insurance coverage, health care organizations or other healthcare institutions (including hospitals), Third Party health care administrators or patient assistance or other similar program, or to federal, state/provincial, local and other governments, including their agencies, or to wholesalers, distributors and other trade customers; (b) sales, use, tariffs, value-add, and/or excise taxes, or other governmental charges and tariffs incurred in connection with exportation or importation directly imposed and with reference to particular sales; (c) reasonable and customary freight, postage, shipping, insurance and other transportation expenses and delayed ship order credits reflected in the applicable invoice and paid by the customer; and (d) amounts allowed, repaid or credited due to defects, returns, rejections, recalls, rebates and replacements and allowances of goods or because of retroactive price reductions; (e) normal and customary rebates, trade, cash or quantity discounts; billing errors; coupons for price reductions; (f) required distribution commissions/fees payable to Third Party wholesalers for distribution of the Licensed Products; (g) allowance and write-offs for bad debt made in accordance with generally accepted accounting principles, consistently applied to all of such Party’s products; (h) discounts pursuant to indigent patient programs and patient discount programs including coupon discounts; and (i) any item, substantially similar in character or substance to any of the foregoing permitted by the applicable Accounting Standards and customary in the pharmaceutical industry.  Net Sales also includes the Fair Market Value of any non-cash consideration received in connection with the sale of the Licensed Products.  In the case of any sale of Licensed Product for value other than in an arm’s length transaction exclusively for cash, Net Sales will be determined by referencing Net Sales at which substantially similar quantities of such Licensed Product are sold in an arm’s length transaction for cash. For purposes of calculating Net Sales, transfers of Licensed Product between a Party and its Related Parties, whether or not value is exchanged therefor, will not be booked as sales.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-12

1.66         “Out-of-Pocket Costs” means, with respect to specified activities hereunder, direct expenses paid or payable by a Party or its Related Parties to Third Parties (other than employees of such Party or its Related Parties) that are specifically identifiable and incurred to conduct such activities.

1.67         “Patent Rights” means all patents (including all reissues, extensions, substitutions, confirmations, re-registrations, re-examinations, revivals or revalidations, supplementary protection certificates and patents of addition) and patent applications (including all provisional applications, continuations, continuations-in-part and divisions).

1.68         “PHS Act” means the Public Health Services Act (Title 42, U.S.C., Chapter 6A). As used herein the PHS Act will refer, more specifically, to 42 USC § 262, which governs the regulation of biological products.

1.69         “Product Labels and Inserts” means (a) all labels and other written, printed or graphic matter affixed to any container, packaging or wrapper utilized with Licensed Product, or (b) any written material physically accompanying Licensed Product, including product package inserts.

1.70         “Product Trademarks” means the trademark(s), service mark(s), accompanying logos, trade dress and/or indicia of origin used in connection with the Commercialization of each Licensed Product in the Territory. For purposes of clarity, the term Product Trademark(s) will not include, without limitation, the corporate names and logos of either Party, and will include any internet domain names incorporating such Product Trademarks.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-13

1.71         “Profit” means with respect to all Profit-Share Products with respect to a Contract Quarter and a country in the Territory: (a) Net Sales of such Profit-Share Products in the Field in the Territory by Medgenics and its Affiliates, plus (b) Profit-Share Product Proceeds, minus (c) Allowable Expenses, to the extent such deductions have not already or otherwise been deducted in calculating the amounts described in (a) and (b) above. If a calculation of Profit for a given Contract Quarter pursuant to the preceding sentence would result in a negative number, the amount of such Profit for such Contract Quarter will be zero (0).

1.72         “Profit-Share Product” means a Licensed Product Commercialized by Medgenics or its Related Parties in the Territory.

1.73         “Profit-Share Product Proceeds” means, with respect to Profit-Share Products, any proceeds received by Medgenics or its Affiliates from Third Parties with respect to the Development, Manufacture, supply, or Commercialization of such Profit-Share Products in the Field in the Territory, including proceeds attributable to a grant of a license or sublicense, or a grant of distribution rights, to permitted sublicensees and distributors under this Agreement, to Develop, Manufacture or Commercialize such Profit-Share Products (or, if rights in addition to such rights to such Profit-Share Products are granted to such Third Party, then reasonably allocated to the rights granted to such Third Party with respect to such Profit-Share Products). In the event any Third Party sublicensee makes a bona fide investment in any equity securities issued by Medgenics or any of its Affiliates, the cash consideration and the Fair Market Value of any non-cash consideration received by Medgenics and its Affiliates in exchange therefor will be excluded from the calculation of Profit-Share Product Proceeds, up to the Fair Market Value of such equity securities, and the sum of any cash consideration and the Fair Market Value of any non-cash consideration received by Medgenics and its Affiliates in excess of the Fair Market Value of such equity securities will be included in the calculation of Profit-Share Product Proceeds.

1.74         “Regulatory Approval” means the approval of the applicable Regulatory Authority necessary for the commercial manufacture, distribution, marketing, promotion, offer for sale, use, import, export and sale of a Licensed Product in a regulatory jurisdiction, including, where required, separate pricing and/or reimbursement approvals.

1.75         “Regulatory Approval Application” means an application submitted to the appropriate Regulatory Authority seeking Regulatory Approval of a Licensed Product in a regulatory jurisdiction, including without limitation a BLA.

1.76         “Regulatory Authority” means any applicable supranational, national, regional, state or local regulatory agency, department, bureau, commission, council or other government entity involved in granting of Regulatory Approval for a Licensed Product in a regulatory jurisdiction, including without limitation the FDA and the EMA.

1.77         “Regulatory Materials” means any regulatory submissions, notifications, registrations, approvals and/or other filings and correspondence made to or with a Regulatory Authority, and any other records required to be maintained for possible audit by a Regulatory Authority, that may be necessary or reasonably desirable to Develop, Manufacture, or Commercialize Licensed Products in the Territory.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-14

1.78         “Related Party” means, with respect to a Party, such Party’s Affiliates and permitted licensees and sublicensees, which term does not include wholesale distributors of such Party or its Affiliates, which distributors purchase a Licensed Product from such Party or its Affiliates in an arm’s-length transaction.

1.79         “Royalty-Bearing Sales” means Net Sales by KHK and its Affiliates of Licensed Products worldwide.

1.80         “Sanofi” means Sanofi, successor in interest to Sanofi-Aventis.

1.81         “Significant Impact” means a decrease in Medgenics’ and its Related Parties’ Net Sales of Licensed Products *****.

1.82         “Substantive Contact” means any contact to or from a Regulatory Authority that is not an Administrative Contact.

1.83         “Sublicensing Royalties” means royalties and sales milestones received by KHK from its licensees or sublicensees on Net Sales by such licensees or sublicensees of Licensed Products worldwide.

1.84         “Territory” means the United States and its territories and possessions, the European Union, and Canada.

1.85         “Third Party” means any person or entity other than a Party or any of its Affiliates.

1.86         “Third Party Technology” means any Patent Rights, Know-How, inventions, or other intellectual property owned, in whole or in part, by or licensed to a Third Party.

1.87         “Third Party Technology Costs” means, with respect to a Profit-Share Product, royalties, license fees or other payments, as applicable, that are made to any Third Party for the use of any Third Party Technology and are reasonably allocable to and reasonably necessary or useful for, the Development, Manufacturing or Commercialization of such Licensed Product in the Field in the Territory. For the avoidance of doubt:

(a)          the amounts payable to the KHK Licensors under the KHK In-Licenses are Third Party Technology Costs, provided however that:

(i)          with respect to payments paid by KHK to LJI *****, only payments stipulated in paragraphs (1) and (3) of Section 12 of such addendum will be included in the Third Party Technology Costs and all other costs such as milestone payments will be solely borne by KHK and not included in Third Party Technology Costs;

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-15

(ii)         with respect to payments paid by KHK to Lonza *****, only payments stipulated in Section 5.2 of such agreement will be included in the Third Party Technology Costs and all other costs except for annual maintenance fee which is stipulated in Section 8.6.4(c) in this Agreement, will be solely borne by KHK and not included in Third Party Technology Costs;

(iii)        with respect to payments paid by KHK to BMS *****, only payments stipulated in Section 10.6.1(a)(i) of such agreement will be included in the Third Party Technology Costs and all other costs will be solely borne by KHK and not included in Third Party Technology Costs;

(b)          the amounts payable by Medgenics:

(i)          to the Medgenics Licensor pursuant to Section 6.4.1 and, with respect to amounts payable after receipt of the first Regulatory Approval for a Licensed Product in the Field in the Territory, pursuant to Section 6.2 under the Medgenics In-License will be included in the Third Party Technology Costs, and payments paid by Medgenics to CHOP with respect of all other costs under the Medgenics In-License, including but not limited to milestone payments, will be solely borne by Medgenics and not included in Third Party Technology Costs; and

(ii)         as royalties under the Medgenics Lonza License Agreement shall be treated as Third Party Technology Costs; and

(c)          the amounts payable for obtaining rights to Third Party Technology for the Territory under Section 9.5 are Third Party Technology Costs.

1.88         Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“Agreement”	Preamble
“Audited Party”	8.6.6
“BPCIA”	9.6.2
“Challenge”	11.2.4
“CHOP”	1.60
“Clinical Development and Option Agreement”	Introduction
“Commercialization Plan”	5.2
“Co-Chairperson”	3.1.1(b)
“Controlling Party”	9.3.3
“Cooperating Party”	9.3.3
“Defending Party”	9.4.2(a)
“Defensive Actions”	9.3.2
“Disclosing Party”	10.1.1
“Effective Date”	2.1

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-16

“Enforcement Expense”	9.3.3
“EU5 Countries”	6.2
“GAAP”	1.1
“Global Clinical Study”	4.2.4
“ICC”	13.2.2(a)
“Indemnitee”	12.10.3
“Infringement Claim”	9.4.1
“Inspecting Party”	5.3.3
“IP”	11.7
“Joint Patent”	9.2.2
“Joint Steering Committee” or “JSC”	3.1.1
“KHK”	Preamble
“KHK Indemnitees”	12.10.1
“KHK Managed Patent Rights”	9.2.1
“KHK Territory Royalty Rate”	8.5.1
“Losses”	12.10.1
“Medgenics”	Preamble
“Medgenics Indemnitees”	12.10.2
“Other Royalty Rate”	8.5.1
“Party” or “Parties”	Preamble
“Phase 3 Clinical Trial”	4.2.5
“Phase 4 Clinical Trial”	1.25
“Phase 5 Clinical Trial”	1.16
“Plan A Election”	Introduction
“Plan B Election”	Introduction
“Prosecuting Party”	9.2.2
“Publications”	10.2.2
“Receiving Party”	10.1.1
“Recoveries”	9.3.3
“Reference Product Sponsor”	9.6.2
“Requesting Party”	8.6.6
“ROFR Period”	7.5.2(b)
“Section 351(k) Applicant”	9.6.1
“SPC”	9.8
“Supply Agreement”	5.3.2
“Term”	11.1
“Territory Royalty Rate”	8.5.1
“Third Party Claim”	12.10.1

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-17

Article 2.
EFFECTIVENESS OF THIS AGREEMENT

2.1           Effectiveness of this Agreement upon the Plan B Election. This Agreement is not and will not become effective except as set forth in this Section 2.1. As of the date on which KHK provides notice to Medgenics that KHK has elected the Plan B Election in accordance with Section 4.1.4 of the Clinical Development and Option Agreement, this Agreement shall automatically become effective. Such date is referred to in this Agreement as the “Effective Date.”

2.2           Non-Effectiveness of this Agreement. Upon the earliest to occur of (a) the termination of the Clinical Development and Option Agreement pursuant to any of Section 7.2, 7.3, 7.4 or 7.5 thereof, (b) KHK making or being deemed to make the Plan A Election in accordance with Section 4.1.4 of the Clinical Development and Option Agreement or (c) the expiration of the Clinical Development and Option Agreement pursuant to Section 7.1(a) thereof, this Agreement will not become effective and be rendered null and void.

Article 3.
GOVERNANCE

3.1           Joint Steering Committee.

3.1.1           Establishment of JSC. As soon as practicable and no later than ***** after the Effective Date, the Parties will establish a committee to facilitate the Development and Commercialization of Licensed Products under this Agreement (the “Joint Steering Committee” or “JSC”) as follows:

(a)          Composition of the Joint Steering Committee. The JSC will be comprised of two (2) representatives designated by each of the Parties. Each representative will be an individual with significant experience or expertise in biopharmaceutical drug development. Each Party will appoint its respective initial representatives to the JSC ***** after the Effective Date, and may from time to time substitute its representatives, in its sole discretion, effective upon notice to the other Party of such change. Additional representatives or consultants may from time to time be invited to attend JSC meetings, subject to such representatives’ and consultants’ written agreement to comply with the requirements of Article 10. Each Party will bear its own expenses relating to attendance at such meetings by its representatives and consultants.

(b)          Chairperson. Each Party will designate one (1) of its representatives to be a co-chairperson (“Co-Chairperson”). Each Co-Chairperson or its designee will conduct the following activities of the Joint Steering Committee cooperatively: (i) scheduling meetings at least once per Contract Year, but more frequently if the JSC determines it necessary; (ii) setting agendas for meetings with solicited input from representatives of each Party; (iii) preparing and confirming minutes of the meetings, which will provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations made by the JSC, and delivering minutes to each Party’s senior management for review and final approval; and (iv) conducting effective meetings, including ensuring that objectives for each meeting are set and achieved.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-18

(c)          Meetings. The JSC will meet in accordance with a schedule established by mutual written agreement of the Parties, but no less frequently than once per Contract Year. The JSC may meet by means of teleconference, videoconference or other similar communications equipment.

(d)          Role. The JSC is a consultative body and may discuss any matter that a Party’s Co-Chairperson includes in the agenda for the meeting including:

(i)          sharing information and discussing all Development Plans and amendments and updates thereto as well as KHK’s development of the Licensed Product outside the Territory including Development of indications beyond the initial indication;

(ii)         sharing information, discussing, and coordinating global regulatory strategy, global clinical development strategy, and global clinical supply strategy;

(iii)        sharing information and discussing Commercialization of the Licensed Products, including strategic objectives and plans (including pricing and reimbursements), the Commercialization Plans and budgets and material amendments or updates thereto submitted to KHK by Medgenics and Commercialization issues; and

(iv)        discussing disputes between the Parties and discussing potential resolutions thereto.

3.1.2           Decision-Making. The JSC is a consultative body only and has no decision making power. For the avoidance of doubt, Medgenics has sole decision-making power to with respect to Development, Manufacturing and Commercialization of the Licensed Product in the Field in the Territory.

Article 4.
DEVELOPMENT

4.1           Overview. Medgenics will be responsible for all Development of the Licensed Product in the Field in the Territory. Medgenics will bear all costs and expenses incurred in connection with the Development of Licensed Product in the Field in the Territory, including any and all regulatory activities, and, for clarity, none of such costs will be included in Allowable Expenses.

4.2           Development Plans.

4.2.1           Development Plans. The initial Development Plan for the initial indication in the Field in the United States and the European Union is attached hereto as Schedule 4.2.1. The initial Development Plan is a non-binding understanding of Medgenics’ current plans for the Development of Licensed Products for the initial indication in the Field in the United States and the European Union, and is included for informational purposes only. Medgenics will update the initial Development Plan within ***** after the Effective Date.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-19

4.2.2           Additional Indications. At any time, Medgenics may Develop in the Territory Licensed Products for additional indications in the Field (i.e., in addition to the first indication). In case KHK or any of its Related Parties wishes to Develop any Licensed Product for additional indications in the Field in any jurisdiction, and if in such cases Medgenics is not Developing the same or similar indication in the Field in the Territory, the Parties will discuss in good faith regarding such Development by KHK or its Related Parties. Neither KHK nor any of its Related Parties will Develop any Licensed Product for additional indications in the Field in any jurisdiction unless Medgenics is also Developing the same or similar indication in the Field in the Territory or Medgenics otherwise consents in writing after the discussion with KHK set forth above.

4.2.3           Updates. No later than ***** prior to the beginning of the next Contract Year, Medgenics will update each Development Plan and submit such updated Development Plans to KHK for informational purposes. Each Development Plan will contain the specific Development objectives to be achieved by Medgenics during the then-current Contract Year and the annual budget for such Contract Year and the timeline for performing such Development activities. Medgenics will use its Commercially Reasonable Efforts to perform the activities set forth in each Development Plan.

4.2.4           Global Clinical Study. If Medgenics conducts a Global Clinical Study in the Field in any country in the Territory, at KHK’s request Medgenics will in good faith discuss with KHK including sites in countries outside of the Territory for such Global Clinical Study in order for KHK to join such Global Clinical Study. In order for Medgenics to include such sites in the Global Clinical Trial, such discussions must result in a mutually satisfactory amendment to this Agreement that addresses all relevant matters including operational matters (such as allocation of responsibilities between the Parties), regulatory matters (such as preparation of any required IND, management of communications with Regulatory Authorities and which Party will be the holder of the IND/sponsor of the trial), risk matters (including KHK indemnifying Medgenics for Losses resulting from Third Party Claims arising from the trial at such sites including product liability and from Medgenics’ performance of its allocated responsibilities) and KHK bearing all costs associated with all of the foregoing. In this Agreement, “Global Clinical Study” means, with respect to Development of Licensed Products, a study with a unique protocol, the results of which are designed to be submitted to Regulatory Authorities of the United States and European Union and other countries as mandatory for obtaining Regulatory Approval of such Licensed Products in the respective countries.

4.2.5           Development Event Notices. Medgenics will inform KHK of the occurrence of each of the following events in writing within ***** after such occurrence: (a) commencement of the first Phase 3 Clinical Trial for any Licensed Product in the Territory; and (b) receipt of the first Regulatory Approval for any Licensed Product in the Territory. In this Agreement, “Phase 3 Clinical Trial” means a registration or pivotal clinical trial performed in accordance with applicable laws and conducted in subjects with a particular disease or condition which is designed to establish the efficacy and safety of a Licensed Product given its intended use and to define warnings, precautions and adverse events that are associated with such Licensed Product in the dosage range intended to be prescribed.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-20

4.3           Development Responsibilities for Licensed Products. Medgenics will be responsible for Development activities for Licensed Product for the Field for Territory as follows:

4.3.1           Regulatory Matters.

(a)          Strategy. Medgenics will develop a regulatory strategy for the Field for the Territory (subject to Section 6.1.1 in the case of terminated countries in the European Union and Section 6.1.2 in the case of Canada), that is consistent with the terms of this Agreement. Pursuant to and in accordance with such regulatory strategy, Medgenics will use Commercially Reasonable Efforts to prepare Regulatory Approval Applications or other submissions to Regulatory Authorities that are suitable in content and format for use in all geographies in the applicable Territory (e.g., use of ICH eCTD format).

(b)          Communications with Regulatory Authorities. Medgenics will be responsible for all communications with Regulatory Authorities concerning the Licensed Product in the Field in the Territory. Medgenics will disclose to KHK any and all material correspondence between Medgenics and any Regulatory Authority in the Territory and minutes concerning the Development of the Licensed Product in the Field in the Territory received from any Regulatory Authority within ***** after receipt or transmission thereof. Medgenics will keep KHK informed of any planned or actual communications with any Regulatory Authority regarding Development of the Licensed Product in the Field in the Territory.

(c)          Regulatory Approvals.

(i)          Medgenics will be responsible for preparing and filing Regulatory Approval Applications for the Licensed Products in the Field for the Territory (subject to Section 6.1.1 in the case of terminated countries in the European Union and Section 6.1.2 in the case of Canada). Such Regulatory Approval Applications and any resulting Regulatory Approvals of the Licensed Products in the Field in the Territory will be made and issued in the name of Medgenics or its Related Parties. Medgenics will provide KHK with drafts of any Regulatory Approval Applications for the Licensed Products in the Field for the Territory sufficiently in advance of submission to allow KHK to review and comment on such documents.

(ii)         Medgenics grants KHK a right of reference to Regulatory Approval Applications filed by Medgenics in the Territory for purposes of KHK obtaining Regulatory Approval (a) outside the Field in the Territory and (b) outside the Territory and will provide the FDA with any required document to effect such right of reference. In addition, Medgenics will provide KHK manufacturing information for the CMC section of KHK’s Regulatory Approval Applications for the Licensed Product outside the Territory where applicable.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-21

(d)          Assistance. Each Party will cooperate with the other Party to provide all reasonable assistance and take all actions reasonably requested by the other Party that are necessary or desirable to enable the other Party to comply with any Applicable Law, including, but not limited to, reporting adverse drug experiences (and serious adverse drug experiences) to the applicable Regulatory Authorities.

4.3.2           Clinical Development. Medgenics will develop a clinical development strategy for the Field for the Territory. Each Development Plan will be consistent with such clinical development strategy. Medgenics will conduct clinical Development for Licensed Product in the Field for the Territory as necessary for preparing and submitting Regulatory Approval Applications in the Territory. Medgenics will provide reasonable consultation to KHK upon KHK’s request in connection with Development of the Licensed Product outside the Territory.

4.3.3           CMC. Medgenics will be solely responsible for all chemistry, manufacturing and control activities for the Licensed Product to support Regulatory Approval in the Field in the Territory, which, for clarity includes all CMC activities up to and including manufacturing process development, commercial scale-up and validation. Medgenics will bear all costs and expenses incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development in the Field in the Territory (including failed batches and any batches, or parts thereof, that are Manufactured after the Effective Date, in anticipation of clinical studies but which are not actually used), and disposal of clinical samples, and, for clarity, none of such costs will be included in Allowable Expenses.

4.3.4           Preclinical Development. If deemed necessary by Medgenics, Medgenics will develop a preclinical strategy for the Territory, which strategy may include each of the Parties (subject to KHK’s consent over activities to be performed by KHK, which may be withheld in KHK’s sole discretion), (a) preparing and reviewing the preclinical sections of all Regulatory Approval Applications and other submissions to any Regulatory Authorities for the Territory, and (b) providing pharmacokinetic, pathology, toxicology and bioanalytical support for the clinical program.

4.4           Drug Safety.

4.4.1           Responsibility Before First Commercial Sale. Prior to the First Commercial Sale of a Licensed Product anywhere in the world, whether inside or outside the Field, Medgenics will hold and manage a safety database and will lead safety monitoring and reporting in Field in the Territory, and when KHK conducts any clinical trials for the Licensed Product, KHK will hold and manage a safety database during clinical development and will lead safety monitoring and reporting outside the Field in the Territory and outside the Territory. Each Party will allow the other Party and its Affiliates and sublicensees or Third Parties acting on their respective behalf, to:

(a)          review all serious adverse events within time frames that comply with 21 CFR 312.32;

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-22

(b)          review IND safety reports, investigator brochure amendments, patient consent forms and clinical protocols;

(c)          review monthly line listings;

(d)          read and write to each Party’s database;

(e)          participate in signaling discussions; and

(f)          review all periodic reporting required by Regulatory Authorities (e.g., IND Annual Reports, EU Annual Safety Reports, etc.).

The Parties agree to jointly develop and enter into a global safety data exchange and pharmacovigilance agreement to facilitate this exchange of information no later than ***** prior to the date of initiation of the first clinical study sponsored by KHK if and when KHK decides to Develop the Licensed Product in its jurisdiction. In such case, Medgenics will be responsible for holding and maintaining the global database for the Licensed Product.

4.4.2           After First Commercial Sale. In case the Parties have not entered in to a global safety data exchange and pharmacovigilance agreement according to Section 4.4.1, when KHK decides to Commercialize the Licensed Product in its jurisdiction, no later than ***** prior to the date of initiation of the first clinical study of the Licensed Product sponsored by KHK, if any, or the anticipated First Commercial Sale of a Licensed Product by KHK, Medgenics and KHK will jointly develop and enter into a global safety data exchange and pharmacovigilance agreement. In such case, Medgenics will be responsible for holding and maintaining the global database for the Licensed Product.

4.5           Records. Each Party will maintain scientific records, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes, which will fully and properly reflect all work done and results achieved in the performance of Development under this Agreement by such Party. Each Party will have the right, during normal business hours and upon reasonable notice, to inspect and copy (or request the other Party to copy) all records of the other Party maintained in connection with the work done and results achieved in the performance of Development under this Agreement. All such records and the information disclosed therein will be maintained in confidence by the recipient in accordance with Article 10.

4.6           Know-How Transfer. In order to facilitate Development of Licensed Products, from time to time during the Term, each Party will disclose or transfer to the other Party any applicable KHK Know-How or Medgenics Know-How, as the case may be, existing as of the Effective Date or developed after the Effective Date that is reasonably necessary or useful for the Development or Manufacture of the Licensed Products. Except as otherwise provided under this Agreement or explicitly authorized in writing by a Party, all Know-How delivered by such Party to the other Party will remain the sole property of such Party.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-23

Article 5.
COMMERCIALIZATION

5.1           Commercialization. Medgenics will be solely responsible for all Commercialization activities relating to the Licensed Products in the Field in the Territory, and as between Medgenics and KHK, Medgenics will record all revenues in connection with the Commercialization of Licensed Products in Field in the Territory. KHK will be solely responsible for all Commercialization activities relating to the Licensed Products (a) outside the Field in the Territory and (b) outside the Territory, and as between Medgenics and KHK, KHK will record all revenues in connection with the Commercialization of Licensed Products (i) outside the Field in the Territory and (ii) outside the Territory. Medgenics will provide reasonable consultation to KHK upon KHK’s request in connection with Commercialization of the Licensed Product outside the Territory.

5.2           Commercialization Plans and Budgets. Commencing at least ***** prior to the projected First Commercial Sale of a Licensed Product in the Field in the Territory, Medgenics will commence preparing a commercialization plan (each, a “Commercialization Plan”) for such Licensed Product in the Field in the Territory, including but not limited to marketing strategies and materials, and patient advocacy, and its planned annual budget estimating with reasonable detail Allowable Expenses expected to be incurred by Medgenics in connection with the Commercialization of Profit-Share Products. No later than ***** prior to the projected First Commercial Sale of such Licensed Product in the Territory, Medgenics will submit a Commercialization Plan to KHK for information only. After the launch of such Licensed Product, no later than ***** prior to the beginning of the next Contract Year, Medgenics will update the Commercialization Plan for the Field in the Territory for such Licensed Product and submit such updates to KHK for information only. During the course of Medgenics’ initial preparation of the Commercialization Plan and any subsequent updates, KHK may provide input on Commercialization strategies for Field for the Territory. Medgenics will give reasonable consideration to KHK’s input, but KHK acknowledges that Medgenics has the final decision-making authority over Commercialization activities in Field in the Territory.

5.3           Manufacturing and Supply.

5.3.1           Responsibility. Medgenics will develop a manufacturing and supply strategy for the Territory. Pursuant to this strategy, Medgenics will be solely responsible for operational management of Manufacturing and supplying any Licensed Product for Commercialization in the Field in the Territory.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-24

5.3.2           Supply by Medgenics. Medgenics will Manufacture and supply all of KHK’s requirements of Licensed Product for Commercialization and/or Development outside the Field in the Territory and outside the Territory. Medgenics will supply KHK with unlabeled vialed Licensed Product for clinical trials conducted (a) outside the Territory, and (b) outside of the Field in the Territory and unlabeled vialed Licensed Product for Commercialization (i)  outside the Territory or (ii) outside the Field in the Territory, in each case *****. Medgenics’ distribution of Licensed Product will be to a single distributor or Affiliate of KHK, as directed by KHK. Medgenics will ship all Licensed Product FCA (INCOTERMS 2010) Medgenics’ point of destination. The Parties will use Commercially Reasonable Efforts to complete within ***** after the Effective Date a supply agreement governing the terms of such supply by Medgenics to KHK containing reasonable and customary terms contained herein and those additional terms typically associated with supply of pharmaceutical products (the “Supply Agreement”).

5.3.3           Inspection Rights. Not more than once per year, if KHK (the “Inspecting Party”) has any reasonable concerns regarding Medgenics’ or its Related Parties’ Manufacturing of any Licensed Products or any other reasonable necessities for inspection or audit, the Inspecting Party will have the right, at the Inspecting Party’s expense and on not less than ***** prior notice, to inspect the facilities where the other Party or its Related Parties Manufacture, or have Manufactured, any Licensed Products and to audit the procedures of such other Party or its Related Parties for the Manufacturing of Licensed Products for purposes of quality control.

5.4           Medical Affairs Activities. Medgenics will be solely responsible for Medical Affairs Activities with the Licensed Products in the Field in the Territory, and KHK will be solely responsible for Medical Affairs Activities with the Licensed Products outside the Territory. The applicable Party that is responsible for Medical Affairs Activities will have the exclusive right to respond to all questions or requests for information about the Licensed Products made by any medical professionals or any other Person in its respective territory and field that are beyond the scope of the Product Labels and Inserts.

5.5           Cross Territory Sales.

5.5.1           KHK Restrictions. KHK will not Commercialize or authorize the Commercialization of any Licensed Product in the Field in the Territory. KHK will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Products in the Field in the Territory; provided that KHK may ship, consign, or otherwise transfer any Licensed Product inside Territory for purposes of Manufacturing the Licensed Products for Development and Commercialization of the Licensed Products outside Territory or outside the Field in the Territory. KHK will use Commercially Reasonable Efforts to ensure that Licensed Products sold by or on behalf of KHK outside the Territory are not Commercialized in the Field in the Territory, including use via re-importation from a country or jurisdiction outside the Territory. Without limiting the generality of the foregoing, KHK will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product in the Field in the Territory. KHK will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of KHK’s contracts with any of the foregoing.

5.5.2           Medgenics Restrictions. Medgenics will not Commercialize or authorize the Commercialization of any Licensed Product outside the Territory or outside the Field in the Territory. Medgenics will not, itself or through any of its Affiliates or any Third Party, directly solicit, advertise, sell, distribute, ship, consign, or otherwise transfer any Licensed Product outside the Territory or outside the Field in the Territory; provided that Medgenics may ship, consign, or otherwise transfer any Licensed Product outside the Territory for purposes of Manufacturing the Licensed Products and/or Developing the Licensed Products for Commercialization in the Field in the Territory. Medgenics will use Commercially Reasonable Efforts to ensure that Licensed Products sold by or on behalf of Medgenics in the Territory are not Commercialized outside the Territory. Without limiting the generality of the foregoing, Medgenics will not, and will not permit any of its Related Parties to, sell any Licensed Product to a purchaser if it knows that such purchaser does, or intends to, promote the use of such Licensed Product outside the Field in the Territory or facilitate the use of such Licensed Product outside the Territory. Medgenics will use Commercially Reasonable Efforts to ensure that its Related Parties comply with all of the foregoing obligations, including via the enforcement of Medgenics’ contracts with any of the foregoing.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-25

Article 6.
DILIGENCE

6.1           Diligence in Development.

6.1.1           Generally. Medgenics will use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in the Territory (both in United States and in the European Union, subject, with respect to Canada, to Section 6.1.2) and to obtain Regulatory Approvals for the Licensed Product in the Field in the Territory (subject, with respect to Canada, to Section 6.1.2). Subject to Section 6.1.2, if, with respect to any country in the Territory or the European Union, Medgenics (a) does not *****, or (b) ***** files a Regulatory Approval Application but does not obtain Regulatory Approval and no additional clinical Development or Manufacturing activities are being conducted *****, then KHK will have the right to terminate this Agreement with respect to such country. For the avoidance of doubt, the filing of a Regulatory Approval Application with the EMA is considered a filing of a Regulatory Approval Application in all countries of the European Union.

6.1.2           Canada. With respect to Canada, the Parties will discuss Development of a Licensed Product in the Field in Canada at an appropriate time after Development of the Licensed Product for the initial indication in the Field in the Territory and the European Union is substantially advanced. Such discussion should take place no later than when Medgenics decides to file the first Regulatory Approval Application for the Licensed Products in the Field in the United States, following the data readout of the Phase 3 Clinical Trial. If the Parties unanimously agree not to proceed with the Development of a Licensed Product in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, then Medgenics will not be required to use Commercially Reasonable Efforts to Develop a Licensed Product and to obtain Regulatory Approvals for the Licensed Product in the Field in Canada. If Medgenics elects not to proceed with the Development of a Licensed Product in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, and KHK does not agree to the foregoing, then KHK may terminate this Agreement pursuant to Section 11.2.3 solely with respect to Canada, and Medgenics will not be required to use Commercially Reasonable Efforts to Develop a Licensed Product in the Field in Canada and to obtain Regulatory Approvals for the Licensed Product in the Field in Canada.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-26

6.2           Diligence in Commercialization. Medgenics will use Commercially Reasonable Efforts to Commercialize each Licensed Product in the United States and Canada after Regulatory Approval is obtained in such country, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities. Medgenics will use Commercially Reasonable Efforts to Commercialize each Licensed Product in the United Kingdom, France, Germany, Spain, and Italy (“EU5 Countries”); provided that Regulatory Approval is obtained for such country, including identifying and committing sufficient resources for pre-launch, launch and subsequent Commercialization activities. Both Parties acknowledge and agree that there may be cases that Medgenics may use Commercially Reasonable Efforts and choose not to Commercialize the Licensed Product in some of the EU5 Countries due to reimbursement pricing or for some other reasons, and in such cases Medgenics will not be liable for a breach of the diligence obligation set forth in this Section 6.2 in respect of such country.

6.3           Reports. On a semiannual basis but not later than June 30 and December 31 of each Contract Year, Medgenics will provide to KHK a written report summarizing its (a) Development (including the status of any Regulatory Approval process) activities in the Territory and (b) Commercialization activities with respect to the Licensed Products in the Territory on a Licensed Product-by-Licensed Product and country-by-country basis during the just-ended semiannual period.

Article 7.
LICENSES

7.1           License Grants to Medgenics. Subject to the terms and conditions of this Agreement, KHK grants to Medgenics, under the KHK Technology, an exclusive, non-transferable (except in accordance with Section 13.3) license, with the right to grant sublicenses solely as provided in Section 7.4, to:

7.1.1           Develop Licensed Products in the Field in the Territory;

7.1.2           Manufacture or have Manufactured (subject to Sections 7.4.4 and 7.6) Licensed Products; and

7.1.3           use, offer for sale, sell, have sold and otherwise Commercialize Licensed Products in the Field in the Territory; in each of clause (i), (ii), and (iii) in accordance with this Agreement.

7.2           License Grants to KHK. Subject to the terms and conditions of this Agreement, Medgenics grants KHK, under the Medgenics Technology, a non-exclusive license, royalty-free (except as to the Medgenics In-License as set forth in Section 8.6.4(b)) license, with the right to sublicense solely as provided in Section 7.4, to:

7.2.1            Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized Licensed Products outside the Field in the Territory and in any and all fields outside the Territory; and

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-27

7.2.2           Develop, have Developed, Manufacture, have Manufactured, use, offer for sale, sell, have sold and otherwise Commercialize and have Commercialized any diagnostic product that is reasonably necessary or useful in connection with the Manufacture, use, offer for sale, and/or sale of the Licensed Product outside the Field in the Territory and in any and all fields outside the Territory.

7.3           Rights of Reference. Each Party hereby grants to the other Party the right to reference any and all Regulatory Approval Applications and Regulatory Approvals filed or obtained by the other Party in respect of a Licensed Product solely for use in connection with exercising such Party's rights under Section 7.1 or 7.2, as applicable.

7.4           Sublicenses.

7.4.1           Right to Sublicense. Medgenics may not sublicense the rights granted to it under Section 7.1 to its Related Parties or Third Parties without the prior written consent of KHK, which consent will not be unreasonably withheld, conditioned or delayed. KHK may not sublicense the rights granted to it under Section 7.2 to its Related Parties or Third Parties without the prior written consent of Medgenics, which consent will not be unreasonably withheld, conditioned or delayed. The sublicensing Party will remain responsible for the performance of its sublicensees under this Agreement, including for all payments due hereunder. The sublicensing Party will provide the other Party with notice of each sublicense granting rights to Commercialize Licensed Products promptly after execution of such sublicense. In addition, each Party will provide a copy of any such sublicense to the other Party after execution of such sublicense. All such notices of sublicenses provided by the sublicensing Party under this Section 7.4.1 will be deemed to be Confidential Information of the sublicensing Party subject to the provisions of Article 10 whether or not so marked. ***** for nominal consideration to the extent reasonably necessary or useful for the Manufacture of Licensed Products *****.

7.4.2           Terms. Each sublicense granted by a Party pursuant to Section 7.4.1 will be subject and subordinate to the terms and conditions of this Agreement and will contain terms and conditions consistent with those in this Agreement. Agreements with any sublicensee that include the right to Commercialize any Licensed Product(s) will contain the following provisions: (a) the requirement set forth in Section 8.6.4(c); and (b) a requirement that such sublicensee comply with the confidentiality and non-use provisions of Article 10 with respect to both Parties’ Confidential Information.

7.4.3           Effect of Termination on Sublicenses. If this Agreement terminates for any reason, each Party agrees to use Commercially Reasonable Efforts to enter into direct licenses with the other Party’s sublicensees; provided that the sublicensee is not in breach of its sublicense agreement and such sublicensee agrees to comply with all of the terms of this Agreement to the extent applicable from the rights originally sublicensed to it by the sublicensing Party.

7.4.4           Subcontracting. The Parties will be entitled to utilize the services of Third Parties, including Third Party contract research organizations and service providers to perform their respective Development activities; provided that each Party will remain at all times fully liable for its respective responsibilities under each Development Plan and this Agreement. Any agreement with a Third Party to perform a Party’s responsibilities under this Agreement will include confidentiality and non-use provisions which are no less stringent than those set forth in Article 10 and intellectual property provisions that will allow such Party to comply with Article 9. Notwithstanding the foregoing, Medgenics will not have the right to have the Licensed Product Manufactured by any Third Party without the prior written consent of KHK, which consent will not be unreasonably withheld, conditioned or delayed.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-28

7.5           Exclusivity.

7.5.1           Exclusivity Generally. Until expiration of all Data Exclusivity Periods for the Licensed Product in a jurisdiction in the Territory, Medgenics and its Affiliates will not Commercialize, directly or indirectly, or in-license or otherwise acquire any product that is a Competing Product in the Field in such jurisdiction, except for a Competing Product acquired pursuant to Section 7.5.2; provided, however, if Medgenics or its Affiliates obtains such a Competing Product through a Change of Control or other acquisition or merger with, a Third Party, then Medgenics or its Affiliate *****. Subject to Section 7.5.2, KHK has the right to Develop, Manufacture or Commercialize, directly or indirectly, or in-license or otherwise acquire any product that is a Competing Product.

7.5.2           Medgenics Rights to KHK Competing Product.

(a)          Until expiration of all Data Exclusivity Periods for the Licensed Product in a jurisdiction in the Territory, if KHK acquires or Develops a Competing Product in the Field, then KHK will notify Medgenics *****. KHK will include with such notification the terms on which it is willing to grant to Medgenics the exclusive or semi-exclusive (exercised with Medgenics and KHK jointly, to the exclusion of any Third Parties) right and license to Develop and Commercialize such Competing Product in the Field in the Territory. If Medgenics notifies KHK of Medgenics’ interest in obtaining such right and license *****, the Parties will proceed promptly to negotiate the terms of a definitive agreement, and will use Commercially Reasonable Efforts to do so *****. Such negotiations will be conducted on an exclusive basis between the Parties, and KHK may not offer to grant any Third Party any rights with respect to the Competing Product while such negotiations are ongoing or disclose to any Third Party any Confidential Information regarding the Competing Product, including the existence of such negotiations. If the Parties are unable to execute a mutually agreeable license agreement *****, then KHK may proceed to Develop and Commercialize such Competing Product by itself or through or with its Affiliates but not with a Third Party other than after compliance with Section 7.5.2(b).

(b)          Until expiration of all Data Exclusivity Periods for the Licensed Product in a jurisdiction in the Territory, if KHK wishes to enter into an agreement granting to a Third Party the exclusive or semi-exclusive right and license to Develop or Commercialize a Competing Product in the Field in such jurisdiction, including without limitation by way of license, partnership, joint venture, collaboration, distribution or other similar relationship, Medgenics will have a right of first offer to obtain an exclusive or semi-exclusive right and license to Develop and Commercialize such Competing Product in the Field in such jurisdiction. KHK will present to Medgenics a complete data package summarizing all available data with respect to such Competing Product program and a good faith proposal of terms and conditions for Medgenics to obtain an exclusive or semi-exclusive right and license to Develop and Commercialize such Competing Product in the Field in such jurisdiction, and the Parties will comply with the procedure set forth in this Section 7.5.2(b). The Parties will proceed promptly to negotiate the terms of a definitive agreement, and will use Commercially Reasonable Efforts to do so *****. Such negotiations will be conducted on an exclusive basis between the Parties, and KHK may not offer to grant any Third Party any rights with respect to the Competing Product prior to presenting the opportunity to Medgenics and for so long as such negotiations are ongoing or disclose to any Third Party any Confidential Information regarding the Competing Product, including the existence of the negotiations. If Medgenics and KHK have not agreed upon the material terms and conditions pursuant to which Medgenics would receive such a right and license to such Competing Product ***** (the “ROFR Period”), KHK will be free to discuss terms and conditions for the grant of rights and license with respect to such Competing Product with any Third Party and, subject to Section 7.5.2(c), enter into an agreement with a Third Party with respect thereto.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-29

(c)          KHK will provide Medgenics notice of the final material terms and conditions of any proposed license, partnership, joint venture, collaboration, distribution or other similar relationship with a Third Party granting rights relating to the Development and/or Commercialization of a Competing Product in the Field in the Territory. Upon receipt of such notice, Medgenics will have the right, but not the obligation, to enter into an agreement with KHK granting rights relating to the Development and/or Commercialization in the Field in the Territory upon the same terms and conditions as the proposed transaction described in the notice described above in this Section 7.5.2(c) by notifying KHK *****. KHK may not enter into any agreement granting a Third Party any rights and license with respect to a Competing Product in the Field in the Territory without providing Medgenics with the notice and opportunity to match the offer described in this Section 7.5.2(c).

7.6           In-Licenses.

7.6.1           KHK In-Licenses. All licenses and other rights granted to Medgenics by KHK under this Article 7 are subject to the rights and obligations of KHK under the KHK In-Licenses. For the avoidance of doubt, if KHK Controls only a non-exclusive license under a KHK In-License, KHK’s grant of exclusive license rights pursuant to Section 7.1 means that KHK and its Affiliates will not exercise and will not sublicense such rights with respect to Licensed Products in the Field in the Territory. Medgenics and its Related Parties, and the applicable rights and licenses granted to Medgenics hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the KHK Patent Rights solely owned by LJI. Medgenics agrees to be bound by the pertinent sections of Section 1 of, and Sections 2.2, 2.3, 2.4, 2.5, 3.1, 5.3, 7.3, 7.4, 7.6, 7.9, 8.4, 8.5, 8.6, 10.4, 10.5, 10.6, 11.1, 12.6, 12.7 and 12.10 of, the LJI Agreement to the same extent that KHK is bound thereby.

7.6.2           Medgenics In-Licenses. All licenses and other rights granted to KHK by Medgenics under this Article 7 are subject to the rights and obligations under the Medgenics In-License. KHK and its Related Parties, and the applicable rights and licenses granted to KHK hereunder, shall be subject to the rights retained, and obligations imposed, by the US government pursuant to the Bayh-Dole Act, Chapter 18 of Title 35 of the United Stated Code, Sections 200-212 with respect to the Medgenics Patent Rights described in clause (a) of Section 1.61. KHK agrees to be bound by the pertinent sections of Sections 2, 3.6, 8.1, 9.2 and 12,3 of the Medgenics In-License to the same extent that Medgenics is bound thereby. In addition, the sublicense to KHK of the Medgenics Technology licensed to Medgenics under the Medgenics In-License automatically terminates if and to the extent of termination of the Medgenics In-License, subject to the right of KHK to request a direct license from CHOP.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-30

7.7           No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances will a Party, as a result of this Agreement, obtain any ownership interest or other right in any intellectual property rights of the other Party, including items Controlled or developed by the other Party, or provided by the other Party to such Party at any time pursuant to this Agreement. Unless expressly provided otherwise in this Agreement, KHK will retain all rights (including but not limited to Development and Commercialization rights) to the Licensed Products outside the Territory and outside the Field in the Territory.

Article 8.
FINANCIAL PROVISIONS

8.1           Initial License Fee. Within ***** after the Effective Date, Medgenics will pay to KHK an initial license fee of *****.

8.2           Development Costs.

(a)          The responsibility for payment of the Development Costs incurred during the Term will be borne solely by Medgenics, and, for clarity, none of such costs will be included in Allowable Expenses.

(b)          Development Costs will not include any Manufacturing-related development costs, including but not limited to the process and analytical method developments, the comparability studies, stability program, process characterization and validation, method qualifications and validations, or the cost incurred in connection with the Manufacture of clinical supplies of Licensed Product for Development in the Territory, which costs will be borne solely by Medgenics pursuant to Section 4.3.3, and, for clarity, none of such costs will be included in Allowable Expenses. All payments made by a Party to a Third Party in connection with the performance of its activities under the applicable Development Plan will be charged as Development Costs at such Party’s actual Out-of-Pocket Costs.

8.3           Milestones.

8.3.1           Milestone Payments. Medgenics will pay to KHK the amounts set forth below no later than ***** after the earliest date on which Medgenics or any of its Related Parties receives written notification that the corresponding milestone event has first been achieved with respect to a Licensed Product:

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-31

Milestone Event	Payment
*****for a Licensed Product by Medgenics or its Related Party	*****
*****for a Licensed Product by Medgenics or its Related Party	*****
*****for a Licensed Product filed with FDA by Medgenics or its Related Party	*****
*****for a Licensed Product filed with EMA by Medgenics or its Related Party	*****

8.3.2           One Time Milestone Payments. Once Medgenics has made any particular milestone payment under Section 8.3.1, Medgenics will not be obligated to make any payment under Section 8.3.1 with respect to the re-occurrence of the same milestone, whether or not such re-occurrence is with respect to a different or the same Licensed Product.

8.4           Sharing of Profit.

8.4.1           Allocation. Profit will be allocated ***** to Medgenics and ***** to KHK.

8.4.2           Reconciliation. From and after the First Commercial Sale of a Licensed Product in the Field in the Territory, the Parties will conduct a quarterly reconciliation of Profit as follows:

(a)          Within ***** after the end of each Contract Quarter, Medgenics will submit to KHK a preliminary written report setting forth the following information, estimated where necessary, revenues and expenses included in Profit for Profit-Share Products for the first two (2) months of such Contract Quarter, including, as applicable:

(i)          all sales in units and in Net Sales value of such Profit-Share Products in the Territory made by Medgenics and its Related Parties during such two (2) month period, together with an accounting of the itemized deductions from gross invoice price to Net Sales;

(ii)         all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such two (2) month period;

(iii)        the relevant Allowable Expenses incurred by Medgenics or its Affiliates with respect to such Profit-Share Products during such two (2) month period; and

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-32

(iv)        good faith estimate of revenues and expenses included in Profit for Profit-Share Products for the last month of such Contract Quarter, for financial reporting purposes.

(b)          Within ***** after the end of each Contract Quarter, Medgenics will submit to KHK a final written report setting forth, as applicable:

(i)          all sales in units and in Net Sales value of Profit-Share Products in the Territory made by Medgenics and its Related Parties during such Contract Quarter, together with an accounting of the itemized deductions from gross invoice price to Net Sales;

(ii)         all Profit-Share Product Proceeds for Profit-Share Products received from Third Parties in the Territory during such Contract Quarter; and

(iii)        the relevant Allowable Expenses incurred by Medgenics or its Affiliates with respect to Profit-Share Products during such Contract Quarter.

8.4.3           Tax Reporting. Together with the report submitted by Medgenics pursuant to Section 8.4.2(b), Medgenics will submit to KHK the calculation of Profit, the amount of any taxes required to be withheld and the calculation of the net amount owed by Medgenics to KHK in order to ensure the sharing of Profit set forth in Section 8.4.1 and the proper allocation of withholding taxes pursuant to Section 8.6.1. The net amount payable with respect to Profit, after appropriate adjustment for any withholding taxes, will be paid by Medgenics within ***** following receipt of invoice for such amount.

8.4.4           Supporting Documents. In addition to providing the information set forth in Section 8.4.2, Medgenics will provide reasonable supporting documentation of Allowable Expenses included in the calculation of Profit.

8.5           KHK Royalties.

8.5.1           Royalty Percentages. During the Term, but subject to any applicable offsets contained herein, KHK will pay to Medgenics royalties on Royalty-Bearing Sales or Sublicensing Royalties, as applicable, on a country-by-country basis, subject to any applicable offsets or reductions pursuant to Section 8.5.2, 8.5.3, and/or 8.5.4, at the rate of: (a) ***** (the “KHK Territory Royalty Rate”) of (i) Royalty-Bearing Sales by KHK and its Affiliates in the Field outside of the Territory and (ii) Sublicensing Royalties resulting from sales in the Field outside of the Territory; (b) ***** (the “Other Royalty Rate”) of Royalty-Bearing Sales by KHK and/or its Affiliates outside of the Field outside of the Territory and Sublicensing Royalties resulting from sales outside of the Field outside of the Territory; and (c) ***** (as adjusted, if applicable, pursuant to the following sentence, the “Territory Royalty Rate”) of Royalty-Bearing Sales by KHK and its Affiliates in the Territory and Sublicensing Royalties resulting from sales in the Territory. In the event that Medgenics’ Net Sales of Licensed Products in a country in the Territory experience a Significant Impact as a result of KHK or any of its Related Parties commercializing Licensed Product in the Territory, the Parties will negotiate in good faith to increase the Territory Royalty Rate for such country to offset the Significant Impact, which Territory Royalty Rate will not exceed ***** in any country.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-33

8.5.2           Third Party License Offsets. If KHK enters into an agreement with a Third Party (other than a KHK Licensor) to obtain a license under Third Party Technology (including without limitation under Section 9.5) that KHK reasonably believes or expects to be necessary to Commercialize one or more Licensed Products outside the Territory or outside of the Field, then KHK may offset ***** of the amount of commercially reasonable royalties or other payments payable by KHK to such Third Party with respect to a particular Licensed Product against amounts KHK is obligated to pay Medgenics under Section 8.5.1 for Royalty-Bearing Sales by KHK and/or its Affiliates and Sublicensing Royalties, provided that in no event will any such offset (a) with respect to sales in the Field outside of the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(a) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties in the Field outside of the Territory, (b) with respect to sales outside the Field outside of the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(b) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties outside the Field outside of the Territory, or (c) with respect to sales in the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(c) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties in the Territory; provided further that, if such ***** offset of such Third Party royalties or other payments exceeds the amount of payments withheld by KHK under this Section 8.5.2 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.

8.5.3           Claimed Infringement of Third Party Rights Offsets. If costs and expenses and damages are incurred by the Parties in connection with the defense of an Infringement Claim outside the Field or outside the Territory pursuant to Section 9.4, then KHK may offset ***** of such costs and expenses and damages with respect to a particular Licensed Product against amounts KHK is obligated to pay Medgenics under Sections 8.5.1 and 8.5.2 on sales of such Licensed Product, provided that in no event will any such offset (a) with respect to sales in the Field outside of the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(a) in particular Contract Years below *****of Royalty-Bearing Sales and Sublicensing Royalties in the Field outside of the Territory, (b) with respect to sales outside the Field outside of the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(b) in particular Contract Years below ***** of Royalty-Bearing Sales and Sublicensing Royalties outside the Field outside of the Territory, or (c) with respect to sales in the Territory, reduce the payments otherwise due to Medgenics pursuant to Section 8.5.1(c) in particular Contract Years below *****of Royalty-Bearing Sales and Sublicensing Royalties in the Territory; provided further that, if such *****offset of such costs and expenses and damages incurred by the Parties exceeds the amount of payments withheld by KHK under this Section 8.5.3 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-34

8.5.4           Royalty Reduction for Biosimilars.

(a)          If a Biosimilar version(s) of any Licensed Product is commercialized in any country in which there are Royalty-Bearing Sales, then the royalty rate payable to Medgenics pursuant to Sections 8.5.1, 8.5.2 and 8.5.3 applicable for the sale of Licensed Products in such country will be reduced by (i) *****applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country, (ii) ***** applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country, (iii) ***** applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country, (iv) ***** applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country; and (v) ***** applicable for the first Contract Quarter during which the market share of such Biosimilars is ***** in such country. For clarity, the reduction in royalty rates permitted pursuant to this Section 8.5.4 will be taken after any reduction taken pursuant to Section 8.5.2 and Section 8.5.3. For the avoidance of doubt, each of the minimum KHK Territory Royalty Rate and the minimum Other Royalty Rate will be ***** and the minimum Territory Royalty Rate (on a country-by-country basis) will be no less than ***** of the Territory Royalty Rate (on a country-by-country basis) then in-effect prior to the adjustments permitted by this Section 8.5.4; provided that, if such reduction permitted under this Section 8.5.4 exceeds the amount of payments withheld by KHK under this Section 8.5.4 in any Contract Quarter, the excess may be carried over as a credit on the same basis into succeeding Contract Quarters.

(b)          The Parties will utilize a mutually-agreed (such agreement not to be unreasonably withheld, delayed, or conditioned) measure of the market share of any relevant Biosimilars in each country where a Biosimilar version(s) of a Licensed Product is being commercialized and will adjust the royalty rate payable to Medgenics for the sale of Licensed Products in such country every six (6) months, to the extent permitted pursuant to Section 8.5.4(a). If the royalty rate payable to Medgenics for the sale of Licensed Products has been adjusted pursuant to Section 8.5.4(a), then such royalty rates in such country may not thereafter be adjusted upwards.

8.5.5           Reports and Royalty Payments. Within ***** after the end of each Contract Quarter during the Term, KHK will deliver to Medgenics a report setting forth for the previous Contract Quarter the following information on a Licensed Product-by-Licensed Product and country-by-country basis: (a) the gross sales and Royalty-Bearing Sales of each Licensed Product, (b) the number of units sold by KHK or its Affiliate, (c) the Sublicensing Royalty received by KHK, (d) the basis for any adjustments to the royalty payable for the sale of each Licensed Product, (e) the royalty due hereunder for the sales of each Licensed Product, and (f) the applicable exchange rate as determined pursuant to Section 8.6.2. The total royalty due for the sale of Licensed Products during such Contract Quarter will be remitted at the time such report is made but no later than ***** after the end of each Contract Quarter during the Term. Along with such reports, KHK will also provide the Sales Tracking Methodologies used to determine Royalty-Bearing Sales outside the Field in the Territory.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-35

8.6           Payment Provisions Generally.

8.6.1           Taxes and Withholding. If Applicable Laws require withholding of income taxes or other taxes imposed upon payments set forth in Article 8, the paying Party will make such withholding payments as required and subtract such withholding payments from the payments set forth in Article 8. The paying Party will submit appropriate proof of payment of the withholding taxes to the payee Party within a reasonable period of time. At the request of the payee Party, the paying Party will, at the payee Party’s cost, give the payee Party such reasonable assistance, which will include the provision of appropriate certificates of such deductions made together with other supporting documentation as may be required by the relevant tax authority, to enable the payee Party to claim exemption from such withholding or other tax imposed or obtain a repayment thereof or reduction thereof and will upon request provide such additional documentation from time to time as is reasonably required to confirm the payment of tax.

8.6.2           Payment and Currency Exchange. All amounts payable and calculations hereunder will be in United States dollars and will be paid by bank wire transfer in immediately available funds to such bank account as may be designated in writing by the payee Party from time to time. Whenever for the purposes of calculating the Profit or royalties payable under Section 8.4 or 8.5, conversion from any foreign currency will be required, all amounts will first be calculated in the currency in which the activity was paid or sale was recorded and then converted into United States dollars by applying the rate of exchange quoted in the New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter.

8.6.3           Overdue Payments. If any payment due under this Agreement (other than payments that are the subject of a good faith dispute between the Parties) is overdue by more than thirty (30) days, the paying Party will pay interest to the payee Party at a rate per annum equal to the lesser of the prime rate of interest, as reported by New York edition of The Wall Street Journal on the last Business Day of the paying Party of the applicable Contract Quarter, or the highest rate permitted by applicable law, calculated on the number of days such payments are paid after the date such payments are due.

8.6.4           Financial Matters Relating to Existing In-Licenses.

(a)          All amounts payable in respect of Profit-Share Products under the KHK In-Licenses will be paid directly by KHK or its Related Parties to the KHK Licensor, Medgenics will reimburse KHK such amounts as defined in Section 1.87(a), and any such amounts reimbursed by Medgenics will be treated as Allowable Expenses.

(b)          All amounts payable in respect of Profit-Share Products under Medgenics In-Licenses will be paid directly by Medgenics or its Related Parties to the applicable Medgenics Licensor and such amounts as defined in Section 1.87(b) will be treated as Allowable Expenses to the extent paid by Medgenics or any of its Related Parties. All amounts required to be paid pursuant to Section 6.4.1 of the Medgenics In-License as a direct result of sales of any Licensed Product sold by KHK or its Related Parties will be paid and borne solely by KHK and its Related Parties. In addition, all amounts required to be paid pursuant to Section 6.4.2 of the Medgenics In-License as a direct result of sales of any diagnostic sold by KHK or its Related Parties will be paid and borne solely by KHK and its Related Parties and will not be a part of Third Party Technology Costs described in Section 1.87(b). For avoidance of doubt, all amounts required to be paid pursuant to Section 6.4.2 of the Medgenics In-License as a direct result of sales of any diagnostic sold by Medgenics or its Related Parties will be paid and borne solely by Medgenics and its Related Parties and will not be a part of Third Party Technology Costs described in Section 1.87(b).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-36

(c)          *****, for the supply of the Licensed Product, and the entry into such contract triggers any payment obligation by KHK to Lonza, then Medgenics will reimburse KHK *****, provided that any such reimbursement obligations of Medgenics will not exceed *****. Such payment to Lonza will be first payable within ***** of signature of a manufacturing agreement with such Third Party or grant of sublicense to such contract manufacturer and will continue for the duration of such manufacture by such Third Party or sublicense. No payment made by Medgenics under this Section 8.6.4(c) will be included in Allowable Expenses.

(d)          Notwithstanding anything to the contrary in Section 8.6.4(c), if Medgenics has entered into the Medgenics Lonza License Agreement prior to the Effective Date, Medgenics may deduct ***** from the initial license fee and milestone payments payable to KHK by Medgenics under Sections 8.1 and 8.3, *****.

(e)          If Medgenics has entered into the Medgenics Lonza License Agreement prior to the Effective Date and Medgenics has an obligation to pay an annual fee to Lonza pursuant to such agreement for conducting the process development or Manufacture of the Licensed Product using a contract manufacturer that is not Lonza, as between the Parties, Medgenics will *****. For clarity, no portion of ***** will be subject to the deduction set forth in Section 8.6.4(d) or will be included in Allowable Expenses.

8.6.5           Record-Keeping. Each Party will keep, and will cause their respective Related Parties to keep, books and accounts of record in connection this Agreement in sufficient detail to permit accurate determination of all figures necessary for any and all financial calculations required by this Agreement, including without limitation all elements of Allowable Expense, Developments Costs, Net Sales, Royalty-Bearing Sales, and Profit. Each Party will maintain, and will cause their respective Related Parties to maintain, such records for a period of at least five (5) years after the end of the Contract Year in which they were generated.

8.6.6           Audits. Upon thirty (30) days’ prior written notice from a Party (the “Requesting Party”), the Party receiving the written notice (the “Audited Party”) will permit an independent certified public accounting firm of nationally recognized standing selected by the Requesting Party and reasonably acceptable to the Audited Party, to examine, at the Requesting Party’s sole expense, the relevant books and records of the Audited Party and its Affiliates as may be reasonably necessary to verify the amounts reporting or payable by the Audited Party to the Requesting Party. An examination by a Requesting Party under this Section 8.6.6 will occur not more than once in any Contract Year and will be limited to the pertinent books and records for any Contract Year ended not more than five (5) years before the date of the request. The accounting firm will be provided access to such books and records at the Audited Party’s facility(ies) where such books and records are normally kept and such examination will be conducted during the Audited Party’s normal business hours. The Audited Party may require the accounting firm to sign a standard non-disclosure agreement before providing the accounting firm access to the Audited Party’s facilities or records. Upon completion of the audit, the accounting firm will provide both the Audited Party and the Requesting Party a written report disclosing any discrepancies in the reports submitted by the Audited Party or, as applicable, the amounts payable under this Agreement, and in each case, the specific details concerning any discrepancies. No other information will be provided to the Requesting Party.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-37

8.6.7           Underpayments/Overpayments. If such accounting firm concludes that additional amounts were due to the Requesting Party, the Audited Party will make such payments as is necessary for the Requesting Party to have been paid the correct amount due under this Agreement for the audited periods. If such underpayment exceeds five percent (5%) of the amounts that were to be paid, the Audited Party also will reimburse the Requesting Party for all Out-of-Pocket Costs incurred in conducting the audit. If such accounting firm correctly concludes that the Audited Party overpaid amounts due to the Requesting Party, the Requesting Party will refund such overpayments to the Audited Party within sixty (60) days of the date the Requesting Party receives such accountant’s report so correctly concluding.

8.6.8           Confidentiality. All financial information of a Party that is subject to review under this Section 8.6 will be deemed to be Confidential Information of such Audited Party subject to the provisions of Article 10, and the Requesting Party will not disclose such Confidential Information to any Third Party or use such Confidential Information for any purpose other than verifying payments to be made by the Audited Party to the Requesting Party hereunder.

8.7           Adjustment of FTE Rates. Effective upon each anniversary of the Effective Date, the FTE Rates will increase by the percentage increase, if any, in the Consumer Price Index published by the United States Bureau of Labor Statistics during the most recent preceding one (1) year period for which final data is available, and such increase will be effective for the then-current and all subsequent FTE Costs hereunder unless and until further modified under this Section 8.7. In addition, within sixty (60) days after the third anniversary of the Effective Date and every three (3) years thereafter, each Party will have the right to require the other Party to conduct a salary survey in respect of FTEs and provide the result of such survey. In addition, a Party may conduct a salary survey at its own discretion in respect of FTEs and provide such survey to the other Party. Following receipt of such survey from each Party, the Parties may agree in writing to adjust one or more of the FTE Rates.

Article 9.
INTELLECTUAL PROPERTY

9.1           Ownership of and Rights to Intellectual Property.

9.1.1           Medgenics Technology. As between the Parties, Medgenics is and will remain the sole owner of the Medgenics Technology. KHK acknowledges that certain of the Medgenics Patent Rights have been licensed to Medgenics from the Medgenics Licensor pursuant to the Medgenics In-License.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-38

9.1.2           KHK Technology. As between the Parties, KHK is and will remain the sole owner of the KHK Technology. Medgenics acknowledges that certain of the KHK Patent Rights have been licensed to KHK from the KHK Licensors pursuant to the KHK In-Licenses.

9.1.3           Joint Inventions. The Parties will jointly own all Joint Inventions, and each will have an undivided interest in the Joint Inventions subject to the licenses granted under this Agreement.

9.1.4           Inventorship. For purposes of determining whether an invention is solely invented by Medgenics or solely invented by KHK, or a Joint Invention, questions of inventorship will be resolved in accordance with United States patent laws.

9.2           Filing, Prosecution and Maintenance of Patent Rights.

9.2.1           KHK Patent Rights. This Section 9.2 will not apply to the KHK Patent Rights over which KHK has no right to control the filing, prosecution or maintenance thereof, and, for purposes of this Section 9.2, the KHK Patent Rights over which KHK has the right to control the filing, prosecution and maintenance thereof, including those described in clauses (a) and (c) of Section 1.46, but excluding those described in clause (b) of Section 1.46, are referred to as the “KHK Managed Patent Rights.”

(a)          As between KHK and Medgenics, KHK, through counsel of its choosing, will control (but not be obligated to control) the prosecution (including any interferences, reissue proceedings and re-examinations) and maintenance of the KHK Patent Rights in the Territory. Medgenics will provide all reasonable assistance required to prosecute the KHK Patent Rights in the Territory. Medgenics will have the right to review and comment upon any substantive communications received from the applicable patent offices with respect to the KHK Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. KHK will consider all comments received from Medgenics with respect to the KHK Managed Patent Rights and will comply with all reasonable requests. In addition, Medgenics will have the right to review and comment upon any substantive communications that KHK plans to make to an applicable patent office in the Territory with respect to the KHK Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension. KHK will provide Medgenics with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. KHK will consider all comments received from Medgenics and will comply with all reasonable requests. In addition to the above, KHK will keep Medgenics reasonably informed with respect to all such prosecution and maintenance activities to which KHK has access, including written communications with patent office officials, and consult with Medgenics regarding such matters, including the planned abandonment of claims thereof.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-39

(b)          At Medgenics’ sole cost and expense, KHK will keep Medgenics reasonably informed with respect to all prosecution and maintenance activities concerning Patent Rights outside the Territory that correspond to the KHK Patent Rights. Medgenics will have the right to review any substantive communications received from the applicable patent offices with respect to the KHK Managed Patent Rights, including, but not limited to, official actions, examination reports, documents relating to patentability and/or amendment or cancellation of the claims, and documents related to patent term adjustment and patent term extension. In addition, Medgenics will have the right to review any substantive communications that KHK plans to make to an applicable patent office outside of the Territory with respect to the KHK Managed Patent Rights, including, but not limited to, draft responses to official actions, draft responses to examination reports, drafts relating to amendment or cancellation of the claims, and drafts relating to patent term adjustment and/or extension.

(c)          If KHK determines in its sole discretion to abandon or not maintain any KHK Managed Patent Rights, in one or more country(ies) or in the entire Territory, then KHK will provide Medgenics with at least sixty (60) days prior written notice of such determination to abandon or cease maintenance (or such other longer period of time reasonably necessary to allow Medgenics to assume such responsibilities). If KHK provides such a notification, then Medgenics will have the right (but not the obligation), to control the prosecution and maintenance of any such KHK Managed Patent Rights in its sole discretion and at Medgenics’ sole cost and expense by providing KHK with notice thereof within such sixty (60) day period. In the event that Medgenics so elects to control the prosecution and maintenance of any KHK Managed Patent Rights, then in the concerned country(ies) or in the entire Territory, as applicable, KHK will provide all reasonable assistance required to prosecute such KHK Managed Patent Rights in the concerned country(ies) or in the entire Territory, at Medgenics’ sole cost and expense, including allowing Medgenics to exercise all rights of KHK under the KHK In-License with LJI relevant to prosecution and maintenance of the KHK Managed Patent Rights. KHK will have the right to review and comment upon any substantive communications and filings made by Medgenics with respect to the prosecution of such KHK Managed Patent Rights before they are sent to any patent offices in the entire Territory. Medgenics will provide KHK with a copy of each such communication or filing reasonably in advance of submitting such communication or filing to the relevant patent authority. With respect to all such prosecution and maintenance Medgenics will keep KHK reasonably informed with respect to such activities (including by providing KHK with access to all filings and correspondence with and from any patent offices or officials upon request by KHK), and consult with KHK regarding such matters, including the abandonment of claims thereof

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-40

(d)          Notwithstanding anything to the contrary in this Agreement (including Section 9.3.1(a)), the following terms and conditions will apply with respect to the KHK Patent Rights: (i) with respect to those KHK Patent Rights solely owned by LJI, LJI and KHK will have the joint right to control the filing, prosecution and maintenance of such KHK Patent Rights, including the extension of the patent term(s) of such KHK Patent Rights, and if both LJI and KHK determine in their sole discretion to abandon or not maintain such KHK Patent Rights, then Medgenics will have the right, subject to Section 9.3.1(a) and the other applicable terms and conditions of this Agreement, to control the prosecution and maintenance of any such KHK Patent(s) and KHK will request LJI to provide all reasonable assistance required to prosecute and maintain such KHK Patent Rights; and (ii) with respect to those KHK Patent Rights jointly owned by LJI, on the one hand, and KHK and/or its Affiliates, on the other hand, in the event that both KHK and Medgenics determine in their sole discretion to abandon or not maintain any such KHK Patent(s), then (A) LJI will have the right to control the filing, prosecution and maintenance (including, without limitation, the extension of the patent term(s)) of such KHK Patents, and (B) all rights and licenses granted to KHK under the LJI Agreement (and therefore the sublicense to Medgenics under this Agreement) in and to such KHK Patent(s) will immediately terminate.

(e)          Notwithstanding anything to the contrary in this Agreement, to the extent that KHK does not have the right to control or participate in the prosecution or maintenance of Patent Rights under a KHK In-License, no right to prosecute or maintain such Patent Rights are granted to Medgenics by this Agreement.

(f)          All information, if any, exchanged between the Parties or between KHK’s outside patent counsel and Medgenics regarding preparation, filing, prosecution or maintenance of the KHK Patent Rights will be deemed Confidential Information of KHK. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution and maintenance of the KHK Patent Rights, the interests of the Parties as licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the KHK Patent Rights including without limitation, privilege under the common interest doctrine and similar or related doctrines.

9.2.2           Joint Inventions. With respect to any potentially patentable Joint Invention, the Parties will meet and agree upon which Party will lead (in a joint effort with the other Party) the preparation, filing, prosecution (including any interferences, reissue proceedings and reexaminations) and maintenance of patent applications covering such Joint Invention (any such patent application and any patents issuing therefrom a “Joint Patent”) in any jurisdiction. Joint Patents are included within both the KHK Technology and Medgenics Technology and within the licenses granted to each Party hereunder. The Party that leads prosecution of a patent application in the Joint Patents (the “Prosecuting Party”) will provide the other Party reasonable opportunity to review and comment on such prosecution efforts regarding the applicable Joint Patents in the particular jurisdictions, and such other Party will provide the Prosecuting Party reasonable assistance in such efforts, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. The Prosecuting Party will provide the other Party with a copy of all material communications from any patent authority in the applicable jurisdictions regarding the Joint Patent being prosecuted by such Party, and will provide drafts of any material filings or responses to be made to such patent authorities a reasonable amount of time in advance of submitting such filings or responses. In particular, each Party agrees to provide the other Party with all information necessary or desirable to enable the other Party to comply with the duty of candor/duty of disclosure requirements of any patent authority. Either Party may determine that it is no longer interested in supporting the continued prosecution or maintenance of a particular Joint Patent in a country or jurisdiction, in which case: (i) the disclaiming Party will no longer be obligated to pay any costs for filing, prosecution or maintenance thereof; (ii) the disclaiming Party will, if requested in writing by the other Party, assign its ownership interest in such Joint Patent in such country or jurisdiction to the other Party for no additional consideration and (iii) if such assignment is effected, any such Joint Patent would thereafter be deemed a patent of Medgenics in the case of assignment to Medgenics, or a patent of KHK in the case of assignment to KHK.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-41

9.2.3           New Inventions. Medgenics will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all Medgenics Inventions, and KHK will retain ownership of, and be entitled to file patents (in its sole discretion) in its name, on all KHK Inventions. All the foregoing will be included in the license granted by each Party to the other Party in Article 7. Each Party will disclose any such inventions or improvements to the other Party within ***** of filing a patent application claiming the Invention.

9.2.4           Cooperation. Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution as contemplated by this Agreement; (b) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights that are subject to this Agreement; and (c) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications that are subject to this Agreement.

9.2.5           Patent Costs. KHK will bear all of the costs and expenses of filing, prosecuting and maintaining the KHK Patent Rights, and Medgenics will bear all of the costs and expenses of filing, prosecuting and maintaining the Medgenics Patent Rights described in clause (a) of Section 1.61. The costs and expenses of filing, prosecuting and maintaining the Joint Patents shall be borne solely by Medgenics for costs and expenses incurred inside the Territory, and shall be borne solely by KHK for costs and expenses incurred outside the Territory. For clarity, costs and expenses outside of the Territory will be borne solely by KHK for the KHK Patent Rights and solely by Medgenics for the Medgenics Patent Rights.

9.3           Enforcement of Patent Rights.

9.3.1           Notification. Each Party will promptly report in writing to the other Party during the Term any (a) known or suspected infringement by a Third Party of any KHK Patent Rights, Medgenics Patent Rights or Patent Rights covering Joint Inventions or (b) unauthorized use or misappropriation by a Third Party of any Confidential Information, including KHK Know-How or Medgenics Know-How, of which it becomes aware, and will provide the other Party with all available evidence supporting such infringement or unauthorized use or misappropriation.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-42

9.3.2           Rights to Enforce. KHK will have the right, but not the obligation, to take any reasonable measures it deems appropriate to: (a) stop infringing activities described in Section 9.3.1 in respect of the KHK Technology in the Territory including initiating or prosecuting an infringement or other appropriate suit or action against the alleged infringer, but not granting adequate rights and licenses necessary for continuing such activities by the alleged infringer or (b) defend the KHK Technology in the Territory against any declaratory judgment, opposition, patentability or invalidity actions (“Defensive Actions”). KHK may request that Medgenics grant such adequate rights and licenses; provided that Medgenics will have no obligation to grant any such rights or licenses; and provided further that upon making such request, Medgenics will have the right to participate in all negotiations with the alleged infringer concerning such adequate rights and licenses. Before KHK takes any action to stop the infringing activity against an alleged infringer of the KHK Technology in the Territory, KHK will consult in good faith with Medgenics concerning the alleged infringement, including selection of counsel, litigation strategy, litigation risks, the damage being caused to KHK and/or Medgenics and any other matter relevant to enforcement of the KHK Technology against the alleged infringer in the Territory. In particular, KHK will consider in good faith a request from Medgenics to not take any actions to enforce the KHK Technology against the alleged infringer in the Territory and only take such actions, in light of such request from Medgenics, if KHK is suffering material harm from the infringement in the Territory. Subject to the provisions of the LJI Agreement, in the event that KHK elects to not take action or cease action with respect to the KHK Managed Patent Rights pursuant to this Section 9.3.2 with respect to the Territory, including declining or ceasing to defend Defensive Actions, KHK will so notify Medgenics in writing of its intention ***** prior to any deadlines by which an action must be taken to establish, preserve or maintain any enforcement rights or defend or continue to defend the Defensive Action, and, subject to Section 9.3.4, Medgenics will have the right, but not the obligation, to take any such reasonable measures to stop such infringing activities by such alleged infringer or defend the Defensive Action, in which event, upon Medgenics’ request, KHK will exercise its rights under the LJI Agreement to the extent necessary for the enforcement or defense of KHK Managed Patent Rights that are subject to the LJI Agreement.

9.3.3           Procedures; Expenses and Recoveries. The Party having the right to initiate any infringement suit or defend a Defensive Action under Section 9.3.2 (the “Controlling Party”) will have the sole and exclusive right to select counsel for and control any such suit or Defensive Action. The expenses of the suit or the Defensive Action, including attorneys’ fees and court costs and the reasonable Out-of-Pocket Costs the other Party (the “Cooperating Party”) in rendering assistance requested by the Controlling Party (“Enforcement Expense”), will be borne *****. If required under Applicable Law in order for the Controlling Party to initiate and/or maintain such suit or to defend the Defensive Action, or if either Party is unable to initiate or prosecute such suit or defend the Defensive Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, the other Party will join as a party to the suit or Defensive Action and will execute and cause its Affiliates to execute all documents necessary for the Controlling Party to initiate litigation to prosecute and maintain such action or defend the Defensive Action. In addition, at the Controlling Party’s request, the Cooperating Party will provide reasonable assistance to the Controlling Party in connection with an infringement suit *****. The Cooperating Party will have the right to participate and be represented in any such suit by its own counsel at its own expense. If the Parties obtain from a Third Party, in connection with such suit, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation) (“Recoveries”) in the Territory, such amounts will be allocated as follows:

*****.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-43

KHK will have the sole right to take action and earn all Recoveries outside of the Territory.

9.3.4           LJI Enforcement Rights. The Parties acknowledge and agree that in the event that *****, LJI will have the right but not the obligation under the LJI Agreement to bring, defend, or maintain any appropriate suit or action involving such infringement or Defensive Action at its own cost and expense against alleged infringers and to defend such KHK Patent Rights from Defensive Actions. Subject to the foregoing, if LJI finds it necessary or reasonably desirable to join Medgenics and/or KHK into such suit or action, Medgenics and/or KHK will execute all papers and perform such other acts as may be reasonably required, and Medgenics and/or KHK, at their respective options, may be represented by respective counsel(s) of their own choice, provided that (a) *****, and (b) if any amount is recovered on any such action or suit, whether by judgment or settlement (any such settlement requiring the consent of KHK), the balance of any such recovery will be paid to or retained ***** (including, for clarity, the LJI ***** set forth on Schedule 1.42) in respect of the applicable KHK Patent Right(s) and Licensed Product(s), after reimbursement for the reasonable attorneys’ fees incurred with respect to such suit or action by LJI, KHK and Medgenics.

9.4           Claimed Infringement of Third Party Rights.

9.4.1           Notice. In the event that a Third Party at any time provides written notice of a claim to, or brings an action, suit or proceeding against, any Party, or any of such Party’s respective Related Parties, claiming infringement of such Third Party’s Patent Rights or unauthorized use or misappropriation of such Third Party’s Know-How, based upon an assertion or claim arising out of the Development, Manufacture or Commercialization of a Licensed Product (each, an “Infringement Claim”), such Party will promptly notify the other Party of the Infringement Claim or the commencement of such action, suit or proceeding, enclosing a copy of the Infringement Claim and all papers served. Each Party agrees to make available to the other Party its advice and counsel regarding the technical merits of any such claim at no cost to the other Party and to offer reasonable assistance to the other Party at no cost to the other Party.

9.4.2           Right to Defend. Medgenics will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product in the Field in the Territory. KHK will have the right, but not the obligation, to defend any Infringement Claim brought against either Party or any of its Related Parties arising out of the Development, Manufacture or Commercialization of a Licensed Product outside the Field and/or outside the Territory.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-44

(a)          Procedure. The Party having the obligation or first right to defend an Infringement Claim in which either Party is named as defendant will be referred to as the “Defending Party.” The Defending Party will have the sole and exclusive right to select counsel for any Infringement Claim; provided that it will consult with the other Party with respect to selection of counsel for such defense. The Defending Party will keep the other Party informed, and will from time to time consult with the other Party regarding the status of any such claims and will provide the other Party with copies of all documents filed in, and all written communications relating to, any suit brought in connection with such claims. The other Party will also have the right to participate and be represented in any such claim or related suit, at its own expense. The other Party will have the sole and exclusive right to control the defense of an Infringement Claim in the event the Defending Party fails to exercise its right to assume such defense within ***** following written notice from the other Party of such Infringement Claim. No Party will settle any claims or suits involving rights of another Party without obtaining the prior written consent of such other Party, which consent will not be unreasonably withheld. Any recoveries by the Defending Party of attorneys’ fees or costs in defense of a claim in the Territory under this Section 9.4, and any sanctions awarded to Defending Party and against a party asserting a claim in the Territory being defended under this Section 9.4, will be *****. The costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim in the Territory will be treated as Allowable Expense in the Territory. The costs and expenses and damages incurred by the Parties in connection with defense of such Infringement Claim outside the Field or outside the Territory will be allocated between the Parties as follows: *****. Medgenics and KHK will have the right to take action to invalidate Third Party’s patents which would be infringed by the activity under this Agreement. The cost and expenses of such action will be shared in the same way as set forth above.

9.4.3           Limitations. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN SECTION 12.10, THE FOREGOING STATES THE ENTIRE RESPONSIBILITY OF KHK AND MEDGENICS, AND THE SOLE AND EXCLUSIVE REMEDY OF KHK OR MEDGENICS, AS THE CASE MAY BE, IN THE CASE OF ANY CLAIMED INFRINGEMENT OF ANY THIRD PARTY PATENT RIGHTS OR UNAUTHORIZED USE OR MISAPPROPRIATION OF ANY THIRD PARTY’S KNOW-HOW.

9.5           Third Party Technology. If either Party reasonably determines that any Third Party Technology is reasonably necessary for the Development, Manufacture, or Commercialization of a Licensed Product in the Field, then such Party will notify the other Party. The Parties will determine which Party will negotiate the most favorable license. The chosen Party will obtain a license to such Third Party Technology with the right to sublicense to the other Party. Subject to the foregoing, the terms and conditions involved in obtaining such rights will be determined at such chosen Party’s sole discretion. If such chosen Party elects not to obtain rights to such Third Party Technology, or is unsuccessful in obtaining such Third Party Technology, then the other Party will have the right (but not the obligation) to negotiate and obtain rights from such Third Party at its sole discretion and expense. Notwithstanding anything to the contrary in this Section 9.5, Medgenics will pay to a Third Party any and all royalties and other payments pursuant to any agreement under which a Party acquires rights to intellectual property that would otherwise block the Development and/or Commercialization of a Profit-Share Product in the Field in the Territory. Any such payments will be included in Third Party Technology Costs and, for clarity, will be included in Allowable Expenses for the applicable Profit-Share Product. The costs outside the Field will be borne solely by KHK, provided that such costs will be subject to royalties reduction to Medgenics in accordance with Section 8.5.2. Notwithstanding the foregoing, with respect to any lump sum payment under any such agreement that is made with respect to a license covering countries or jurisdictions both inside and outside of the Territory, the Parties will negotiate and decide in good faith the allocation of the payment based on the scope and territory of the acquired rights.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-45

9.6           Other Infringement Resolutions.

9.6.1           Notice of Third Party Applications. In the event of a dispute or potential dispute that has not ripened into a demand, claim or suit of the type described in Sections 9.3 or 9.4, the same principles governing control of the resolution of the dispute, consent to settlements of the dispute, and implementation of the settlement of the dispute (including sharing in and allocating the payment or receipt of damages, license fees, royalties and other compensation) will apply. Notwithstanding anything herein to the contrary, within ***** after Regulatory Approval is achieved with respect to a BLA for a Licensed Product in the Territory (or such shorter time as the Parties agree in the case of a Licensed Product in the Territory that does not earn reference product exclusivity under the PHS Act), the Parties will consult as to potential strategies with respect to unexpired Patent Rights Controlled by either Party that potentially could be asserted if an unlicensed person engaged in the making, using, offering to sell, selling, or importing into the United States of a product described in a Biosimilar Application filed by a Third Party applicant (a “Section 351(k) Applicant”).

9.6.2           Cooperation and Enforcement. If either Party who is the reference product sponsor of the Licensed Product within the meaning of section 351(l)(1)(A) of the PHS Act (“Reference Product Sponsor”) receives notice of a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product and related manufacturing information in accordance with section 351(l)(2)(A) of the PHS Act or receives a notice of commercial marketing in accordance with section 351(l)(8)(A) of the PHS Act, then such Party will provide notice to the other Party, and the Parties will discuss and cooperate with each other in determining the Reference Product Sponsor’s course of action with regard to (a) engaging in the information exchange provisions of the Biologics Price Competition and Innovation Act of 2009, Section 351(k) of the Public Health Service Act, as may be amended, supplemented, or replaced (the “BPCIA”), including providing a list of patents that relate to the relevant Licensed Product, (b) engaging in the patent resolution provisions of the BPCIA, and (c) determining which patents will be the subject of immediate patent infringement action under Section 351(l)(6) of the BPCIA. In the event that the Parties do not agree with respect to the exercise of any such rights, KHK will make the final determination with respect thereto, including without limitation with respect to (a), (b) and (c) above. If any patent litigation commences with respect to a Biosimilar Application filed by a Section 351(k) Applicant that references such Licensed Product, then the provisions of Section 9.3 will thereafter apply as if such Section 351(k) Applicant were an infringer or suspected infringer.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-46

9.7           Product Trademarks.

9.7.1           Product Trademarks in the Territory. Medgenics will own the Product Trademarks for each Licensed Product in the Territory and will be solely responsible for filing and maintaining the Product Trademarks in the Territory (including payment of costs associated therewith). Medgenics hereby grants to KHK a non-exclusive, nontransferable (except as provided in Section 13.3) license, with the right to grant sublicenses solely in accordance with Section 7.4, under the Product Trademarks, to use and display the Product Trademarks in connection with Commercialization outside the Territory.

9.7.2           Product Trademarks Outside the Territory. KHK will own the Product Trademarks for each Licensed Product outside the Territory and will be solely responsible for filing and maintaining the Product Trademarks outside the Territory (including payment of costs associated therewith).

9.7.3           Each Party agrees to (a) conduct its business in a manner that will not damage the reputation or integrity of the Trademarks of the other Party, (b) conduct its business in a manner that will not damage in any way the goodwill associated with the Trademarks of the other Party, (c) use the Trademarks of the other Party in a manner that will not cause a negative impact upon the good name of such other Party, (d) conduct its business in compliance with all applicable trademark Laws and (e) use the other Party’s Trademarks only in accordance with this Agreement.

9.8           Patent Term Extensions. The Parties will use reasonable efforts to obtain all available supplementary protection certificates (“SPC”) and other extensions of Patent Rights. Each Party will execute such authorizations and other documents and take such other actions as may be reasonably requested by the other Party to obtain such extensions. The Parties will cooperate with each other in gaining patent term restorations, extensions and/or SPCs wherever applicable to Patent Rights. The Party first eligible to seek patent term restoration or extension of any such Patent Rights or any SPC related thereto will have the right to do so; provided that if in any country the first Party has an option to extend the patent term for only one of several patents, the first Party will consult with the other Party before making the election. If more than one patent is eligible for extension or patent term restoration, KHK will select in good faith a strategy that will maximize patent protection and commercial value for each Licensed Product. All filings for such extensions and certificates will be made by the Party to whom responsibility for prosecution and maintenance of the Patent Rights are assigned, provided that in the event that the Party to whom such responsibility is assigned elects not to file for an extension or SPC, such Party will (a) inform the other Party of its intention not to file and (b) grant the other Party the right to file for such extension or SPC in the patentee’s name, and (c) provide all necessary assistance in connection therewith.

9.9           Patent Marking. Medgenics (and its Related Parties) will mark Licensed Products marketed and sold by Medgenics (and/or its Related Parties, as applicable) with appropriate numbers of the KHK Patent Rights printed on the appropriate portion of the packaging. Without limiting the foregoing, Medgenics shall mark each Licensed Product sold or offered for sale by or on behalf of Medgenics with the patent number or numbers of any issued patents encompassed within the KHK Patent Rights solely owned by LJI, if applicable, and Medgenics shall ensure that the content, form, location and language of such markings is in accordance with the applicable laws and practices of each jurisdiction in which the Licensed Products are made, used or sold.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-47

Article 10.
CONFIDENTIALITY

10.1         Confidentiality.

10.1.1           Confidential Information. All Confidential Information disclosed by or on behalf of a Party (together with its Affiliates, the “Disclosing Party”) to the other Party (together with its Affiliates, the “Receiving Party”) during the Term will be used by the Receiving Party solely in connection with the activities contemplated by this Agreement, will be maintained in confidence by the Receiving Party and will not otherwise be disclosed by the Receiving Party to any other person, firm, or agency, governmental or private (other than a Party’s Affiliates or as set forth in Section 10.1.2), without the prior written consent of the Disclosing Party, except to the extent that the Confidential Information (as determined by competent documentation):

(a)          was known or used by the Receiving Party without restriction as to its use or disclosure prior to its date of disclosure to the receiving Party; or

(b)          either before or after the date of the disclosure to the Receiving Party is lawfully disclosed to the Receiving Party without restriction as to its use or disclosure by sources other than the Disclosing Party rightfully in possession of the Confidential Information; or

(c)          either before or after the date of the disclosure to the Receiving Party becomes published or generally known to the public (including information known to the public through the sale of products in the ordinary course of business) through no fault or omission on the part of the Receiving Party or its sublicensees; or

(d)          is independently developed by or for the Receiving Party without reference to or reliance upon the Confidential Information.

All obligations of confidentiality imposed under this Article 10 will expire five (5) years following termination of this Agreement.

10.1.2           Required Disclosures. Section 10.1.1 will not preclude the Receiving Party from disclosing Confidential Information to the extent such Confidential Information is required to be disclosed by the Receiving Party to comply with Applicable Laws, to defend or prosecute litigation or to comply with governmental regulations, provided that the Receiving Party provides prior written notice of such disclosure to the Disclosing Party and takes reasonable and lawful actions to avoid and/or minimize the degree of such disclosure. If a public disclosure is required by any Applicable Laws, including, without limitation, in a filing with the Securities and Exchange Commission or submission to an exchange on which any securities of a Party is listed, the disclosing Party will provide copies of the disclosure (but shall be permitted to redact or omit portions of any filing, submission or disclosure not relevant to this Agreement) reasonably in advance of such filing or other disclosure, for the non-disclosing Party’s prior review and comment and to allow the other Party a reasonable time to object to any such disclosure or to request confidential treatment thereof. The disclosing Party will negotiate in good faith with the applicable Regulatory Authority concerning the confidential treatment request. If the disclosure is substantially similar to prior disclosures made by the Party and for which the obligations of this provision have been satisfied, the disclosing Party need not share such disclosure ahead of it being made.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-48

10.1.3           Permitted Disclosures. KHK and Medgenics each agree that they will provide Confidential Information received from the other Party only to their respective directors, officers, employees, consultants, suppliers, sublicensees, collaborators and advisors, and to those of such Party’s Related Parties, who have a need to know for such Party’s development, manufacture, and commercialization of Licensed Products in accordance with this Agreement, including in connection with Regulatory Filings and obtaining Regulatory Approvals, provided that such Third Parties are bound by confidentiality obligations at least as strict as this Article 10. In addition, each Party may not disclose the terms of this Agreement (to the extent such terms are confidential) to any Third Party except to actual or prospective lenders, investors, acquirers, licensees/sublicensees or strategic partners (including the KHK Licensors and Medgenics Licensor) or to a Party’s accountants, attorneys and other professional advisors; provided that such disclosures will be subject to continued confidentiality obligations at least as strict as this Article 10.

10.2         Publication Review.

10.2.1           Publications by the Parties. Subject to Section 10.2.2 and except as required by Applicable Law, during the Term, each Party agrees that, unless explicitly authorized in this Agreement, it will not without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed, file patent application, issue any press release, make any public announcement, or issue any scientific or other presentations or publications, with respect to the results of any Development work relating to this Agreement without the opportunity for prior review by the other Party. With respect to any such proposed publications or presentations by one of the Parties, each Party will provide to the other Party for information and review any (a) abstracts, posters and slide presentations that the Party proposes prior to any scientific meetings and the other Party will provide feedback to the publishing Party within ten (10) of its Business Days of its receipt of such abstracts, posters and slide presentations, and (b) primary and final manuscripts and review articles that the Party proposes prior to journal submission and the other Party will provide feedback within fifteen (15) of its Business Days of its receipt of such manuscript or article. Each Party agrees, upon request from the other Party, not to submit any abstract or manuscript for publication or to make any scientific presentation until the other Party is given up to forty-five (45) days from the date of such written request to seek appropriate patent protection for any material in such publication or presentation which it reasonably believes is patentable. Once such abstracts, manuscripts or presentations have been reviewed by the other Party and have been approved for publication, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Expedited reviews for abstracts or poster presentations may be arranged if mutually agreeable to the Parties. The other Party also will have the right to require that its Confidential Information that may be disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-49

10.2.2           Publications by Third Parties. Notwithstanding Section 10.2.1, the Parties understand and agree that any restrictions on scientific or other presentations or publications will not be construed to prohibit the clinical investigators of any clinical trials conducted under this Agreement (including without limitation CHOP), from making scholarly publications, manuscripts, abstracts, oral presentations or other disclosures with respect to the results of any Development work, including without limitation clinical data resulting from such clinical trials (“Publications”); provided that Medgenics will ensure that (a) any such clinical investigator must agree to submit to KHK for its review and comment, a copy of any proposed Publication, abstract or other disclosure resulting from such activities, simultaneous with submission of the same to Medgenics and at least forty-five (45) days prior to any such presentation or publication, (b) such publication will not contain any references to, or otherwise disclose any of, the Confidential Information (other than clinical data) without KHK’s prior written consent, and (c) at KHK’s request, such clinical investigator will, for a reasonable period of up to ninety (90) days from initial delivery to KHK, delay revealing any subject matter included in the clinical data in any publication or disclosure in order to permit the filing of patent applications.

10.3         Public Announcements and Use of Names. Except for public disclosures (a) resulting from the issuance of one or more press releases to be mutually-agreed upon by the Parties, (b) otherwise permitted under this Article 10 or (c) required by Applicable Law or by the rules and regulations of any securities exchange on which a Party’s securities are traded, neither Party will disclose any publicity, news release or public announcements, written or oral, whether to the public or press, stockholders or otherwise, relating to the execution of this Agreement, the subject matter of this Agreement, any of the terms of this Agreement, or any amendment hereto without the prior written consent of the other Party.

Article 11.
TERM AND TERMINATION

11.1         Term. This Agreement will commence on the Effective Date and will remain in full force and effect for as long as any Licensed Product(s) is Commercialized by either Party and/or its Related Parties, unless terminated earlier pursuant to Section 11.2 or 11.3 (the “Term”).

11.2         Termination by KHK.

11.2.1           Insolvency. To the extent permitted under Applicable Laws, KHK will have the right to terminate this Agreement in its entirety, at KHK’s sole discretion, upon delivery of written notice to Medgenics upon the filing by Medgenics in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of Medgenics or its assets, upon the proposal by Medgenics of a written agreement of composition or extension of its debts, or if Medgenics is served by a Third Party (and not by KHK) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by Medgenics of an assignment for the benefit of its creditors.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-50

11.2.2           Breach. KHK will have the right to terminate this Agreement in its entirety, at KHK’s sole discretion, subject to Section 11.2.5, upon delivery of written notice to Medgenics in the event of any material breach by Medgenics of this Agreement, provided that such breach has not been cured within ***** after written notice of such breach and KHK’s intention to terminate is given by KHK to Medgenics; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within ***** after written notice thereof is given by KHK (except that in the case of a bona fide dispute over whether or to what extent a payment by Medgenics to KHK is due, this Section 11.2.2 will not be triggered provided that Medgenics will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.2.2. Subject to Section 11.2.5, any such termination of this Agreement will become effective at the end of the applicable cure period, unless Medgenics has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, KHK’s right of termination will be suspended only if and for so long as Medgenics has provided to KHK a written plan that is reasonably calculated to effect a cure within ***** thereafter and such plan is acceptable to KHK (such acceptance not to be unreasonably withheld, conditioned, or delayed), and Medgenics commits to and carries out such plan as provided to KHK.

11.2.3           Termination as to a Country.

(a)          European Union. KHK will have the right to terminate this Agreement, solely in the European Union if Medgenics fails to satisfy its obligations set forth in Section 6.1.1 with respect to the European Union or Section 6.2 with respect to the EU5 Countries.

(b)          Canada. KHK will have the right to terminate this Agreement, solely as it relates to Canada, if (a) both Parties decide to not proceed with Development in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, (b) Medgenics declines to proceed with Development in the Field in Canada and not to obtain Regulatory Approval for the Licensed Product in the Field in Canada, and the Parties do not agree, in each case as set forth in Section 6.1.2, or (c) if Medgenics fails to satisfy its obligations set forth in Section 6.2 with respect to Canada.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-51

11.2.4           Termination for Patent Challenge. If Medgenics or any of its Affiliates directly claim, or cause a Third Party to claim, or knowingly supports (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim, or in response to a subpoena or court or administrative law request or order), including by providing information, documents, and/or funding, a claim (a) to the validity, scope, enforceability or patentability of any of the KHK Patent Rights in any formal legal or administrative action or proceeding, or (b) that no Earned Royalties, Sublicense Royalties, Net Receipts, milestone payments, Patent Costs or other payments (as such capitalized terms are defined under the LJI Agreement) are due or required to be paid to LJI under the LJI Agreement because the applicable KHK Patents licensed by LJI to KHK under the LJI Agreement covering or claiming a Licensed Product are invalid or unenforceable except where such KHK Patent Rights have been found to be unpatentable, invalid or unenforceable by a court or other authority of competent jurisdiction, from which decision no appeal is taken or can be taken, or have been admitted or determined to be invalid or unenforceable through reissue, re-examination, disclaimer or similar formal proceeding, or where a pending application within the KHK Patent Rights has been abandoned or finally rejected (in each case, other than pursuant to a claim by KHK, Medgenics or their respective Affiliates or by a Third Party caused by any of the foregoing entities) in any Challenge, then (x) if and to the extent permitted by Applicable Law, ***** during and after the pendency of such Challenges from the date KHK, Medgenics, or any of their respective Affiliates first institute or make such challenges. In such event, notwithstanding anything to the contrary in this Agreement, (i) Medgenics will not be obligated to ***** in case such Challenges are initiated or conducted solely by or on behalf of KHK or any of its Affiliates (in which case, KHK will be responsible for *****), and (ii) KHK will not be obligated to ***** in case such Challenges are initiated or conducted solely by or on behalf of Medgenics or any of its Affiliates (in which case, Medgenics will *****. ***** under this Section 11.2.4 (x) may be exercised at any time after Medgenics (or any of its Affiliates) may have Challenged or knowingly supports (other than in response to a subpoena or court order) a Challenge to the validity, enforceability or patentability of any of the KHK Patent Rights. If a sublicensee of Medgenics Challenges the validity, scope or enforceability of or otherwise opposes any of the KHK Patent Rights under which such sublicensee is sublicensed, then Medgenics will, upon written notice from KHK, promptly terminate such sublicense. “Challenge” under this Section 11.2.4 will refer to a legal action or filing with a patent authority or tribunal or a court that could, if successful, result in a holding of invalidity, unenforceability, or unpatentability of a patent or application within the KHK Patent Rights.

11.2.5           Dispute. If Medgenics reasonably and in good faith disagrees as to whether KHK has a basis for terminating this Agreement pursuant to Section 11.2.2, Medgenics may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by KHK pursuant to Section 11.2.2 will be effective unless and until KHK’s right to terminate this Agreement under Section 11.2.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-52

11.2.6           Abandonment. If Medgenics, in its discretion, decides to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, Medgenics will promptly notify KHK in writing of its intent to do so. KHK will have the right to terminate this Agreement immediately upon receipt of such notice.

11.3         Termination by Medgenics.

11.3.1           Insolvency. To the extent permitted under Applicable Law, Medgenics will have the right to terminate this Agreement in its entirety, at Medgenics’ sole discretion, upon delivery of written notice to KHK upon the filing by KHK in any court or agency pursuant to any statute or regulation of the United States or any other jurisdiction a petition in bankruptcy or insolvency or for reorganization or similar arrangement for the benefit of creditors or for the appointment of a receiver or trustee of KHK or its assets, upon the proposal by KHK of a written agreement of composition or extension of its debts, or if KHK is served by a Third Party (and not by Medgenics) with an involuntary petition against it in any insolvency proceeding, upon the ninety-first (91st) day after such service if such involuntary petition has not previously been stayed or dismissed, or upon the making by KHK of an assignment for the benefit of its creditors.

11.3.2           Breach. Medgenics will have the right to terminate this Agreement in its entirety, at Medgenics’ sole discretion, subject to Section 11.3.4, upon delivery of written notice to KHK in the event of a material breach by KHK of this Agreement, provided that such breach has not been cured within ***** after written notice of such breach and Medgenics’ intention to terminate is given by Medgenics to KHK; provided, however, that if such breach relates to the failure to make a payment when due, such breach must be cured within ***** after written notice thereof is given by Medgenics (except that in the case of a bona fide dispute over whether or to what extent a payment by KHK to Medgenics is due, this Section 11.3.2 will not be triggered provided that KHK will pay the amount in dispute into escrow until such dispute is resolved). Such termination will be effective upon expiration of the applicable time period set forth in this Section 11.3.2. Subject to Section 11.3.4, any such termination of this Agreement will become effective at the end of the applicable cure period, unless KHK has cured any such breach or default prior to the expiration of such cure period, or, if such breach is not susceptible to cure within the cure period, then, Medgenics’ right of termination will be suspended only if and for so long as KHK has provided to Medgenics a written plan that is reasonably calculated to effect a cure within ***** thereafter and such plan is acceptable to Medgenics (such acceptance not to be unreasonably withheld, conditioned, or delayed), and KHK commits to and carries out such plan as provided to Medgenics.

11.3.3           Convenience. *****, such termination to be effective at the end of such notice period, Medgenics may terminate this Agreement as to such Licensed Product and/or such jurisdiction for any reason or no reason, including if Medgenics, in its reasonable discretion, decides to cease all of its Development and/or Commercialization efforts with respect to such Licensed Product in such jurisdiction.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-53

11.3.4           Dispute. If KHK reasonably and in good faith disagrees as to whether Medgenics has a basis for terminating this Agreement pursuant to Section 11.3.2, KHK may contest the allegation in accordance with Section 13.2. It is understood and acknowledged that, during the pendency of such a dispute, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement. No termination by Medgenics pursuant to Section 11.3.2 will be effective unless and until KHK’s right to terminate this Agreement under Section 11.3.2 has been finally determined by arbitration in accordance with Section 13.2. Any payments that are owed one Party to the other Party pursuant to this Agreement affected by such dispute may be paid into escrow pending resolution of the dispute, and then paid or refunded to the appropriate party as determined pursuant to Section 13.2.

11.4         Consequences of Termination. Upon termination of this Agreement in its entirety or with respect to a country in the Territory or the European Union pursuant to Section 11.2.3(a) and in case of Canada pursuant to Section 11.2.3(b) (in which event the following will apply only with respect to such country):

11.4.1           Reversion. All rights and licenses granted to Medgenics in Article 7 will terminate, all rights of Medgenics under the KHK Technology will revert to KHK, and Medgenics and its Affiliates will cease all use of the KHK Technology. Except as set forth in Sections 11.4.2 through 11.4.9, all rights and licenses granted to KHK in Article 7 will terminate, all rights of KHK under the Medgenics Technology will revert to Medgenics, and KHK and its Affiliates will cease all use of the Medgenics Technology.

11.4.2           Regulatory Filings. Medgenics will assign, and hereby does assign effective as of the effective date of such termination, to KHK all Regulatory Filings (including all INDs and NDAs) and Regulatory Approvals and all other documents necessary to further Develop, Manufacture, and Commercialize the Licensed Products, as they exist as of the date of such termination, (and all of Medgenics’ right, title and interest therein and thereto). Medgenics will provide to KHK one (1) copy of the foregoing documents and Regulatory Filings, all documents and filings contained in or referenced in any such Regulatory Filings, together with the raw and summarized data for any preclinical and clinical studies of the Licensed Product. For clarity, KHK will have the right to use the foregoing material information, materials and data developed by Medgenics solely in connection with KHK’s development, manufacture and commercialization of Licensed Products. KHK will have the right to seek specific performance of Medgenics’ obligations referenced in this Section 11.4.2 and/or in the event of failure to obtain assignment, Medgenics hereby consents and grants to KHK the right to access and reference (without any further action required on the part of Medgenics, whose authorization to file this consent with any Regulatory Authority is hereby granted) any and all such regulatory filings for any regulatory or other use or purpose. Without limiting the foregoing in this paragraph, to the extent applicable, Medgenics’ obligations under this Section 11.4.2 will continue with respect to all countries in the Territory for which there is a failure to obtain assignment of all regulatory filings and Regulatory Approvals.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-54

11.4.3           Know-How Transfer. Medgenics will provide to KHK all data and information generated during the Term necessary for the development and/or commercialization of the relevant Licensed Products and assign (or, if applicable, cause its Affiliate to assign) to KHK all of Medgenics’ (and such Affiliate’s) entire right, title and interest in and to all such data and information. Medgenics will provide to KHK the tangible embodiments of all other Know-How Controlled by Medgenics and its Affiliates in existence as of the effective date of such termination relating to the Development, Manufacturing, and Commercialization of the Licensed Products, including without limitation Medgenics’ manufacturing processes, techniques and trade secrets necessary for and used in the manufacture of such Licensed Products as of the effective date of such termination and all Know-How specifically relating to any composition, formulation, method of use or manufacture of such Licensed Products. Medgenics will grant, and hereby does grant effective as of the effective date of such termination, to KHK a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide right and license under such Know-How for developing, making, using, importing, selling and offering for sale Licensed Products. Medgenics will reasonably cooperate with KHK to assist KHK with understanding and using the Know How provided to KHK under this Section 11.4.3. If Medgenics has decided to abandon all of its Development and/or Commercialization efforts with respect to the Licensed Product, and this Agreement is terminated pursuant to Section 11.2.6, Medgenics will provide to KHK all technology resulting from such abandoned Development and/or Commercialization efforts. KHK will have a royalty-free, irrevocable, world-wide, unlimited license to such abandoned Development and/or Commercialization efforts including the right to sublicense and to contract with Third Parties for further Development and/or Commercialization.

11.4.4           Trademarks. To the extent that Medgenics owns any trademark(s) (including without limitation any Product Trademarks) and/or domain names that pertain specifically to an Licensed Product that KHK believes would be necessary for the Commercialization of a Licensed Product (as then currently marketed, but not including any marks that include, in whole or part, any corporate name or logo of Medgenics), Medgenics will assign (or, if applicable, cause its Affiliate to assign), and hereby does assign effective as of the effective date of such termination, to KHK all of Medgenics’ (and such Affiliate’s) right, title and interest in and to any registered or unregistered trademark, trademark application, trade name or internet domain name in each country.

11.4.5           Termination License. Medgenics will grant, and hereby grants effective as of the effective date of such termination, to KHK a non-exclusive, irrevocable, royalty-free, transferable, sublicensable, worldwide (excluding the countries of the Territory to which Medgenics retains its rights) right and license under any Patent Rights owned solely by Medgenics or its Affiliates as of the effective date of termination to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products. Medgenics will grant to KHK, under any Patent Rights that Medgenics’ Controls but does not own at the time of termination, to the full extent permitted under the agreement(s) of Medgenics covering such Patent Rights, a non-exclusive, irrevocable, royalty-free (as to Medgenics), transferable, sublicensable, worldwide (excluding the countries of the Territory to which Medgenics retains its rights) right and license, to the extent that such Patent Rights cover or claim the composition of matter, use, or manufacture of Licensed Products and for the sole purpose of developing, manufacturing, and commercializing Licensed Products; provided that KHK enters into a written agreement with Medgenics with respect to each such Patent Right that (a) ensures compliance with the applicable contract between Medgenics and its licensor including KHK agreeing to all provisions thereof that must be imposed on sublicensees, (b) requires KHK to pay all amounts payable to its licensor by Medgenics related to KHK’s exercise or enjoyment of such rights including milestones, royalties and patent expenses and (c) indemnifies Medgenics for any breach of such agreement between KHK and Medgenics.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-55

11.4.6           Continued Supply. If Medgenics has any inventory of any Licensed Products suitable for use in clinical trials, Medgenics will offer to sell such Licensed Products to KHK at ***** (but KHK will be under no obligation to purchase the foregoing inventory of Licensed Products unless it agrees to do so in writing at such time); provided, however, that, in the event of a termination pursuant to Section 11.3.3, *****. If Medgenics has the capability in place as of the effective date of such termination to commercially Manufacture and supply to KHK all or part of KHK’s requirements of the applicable Licensed Products, if KHK so elects in its sole discretion, Medgenics will use Commercially Reasonable Efforts to supply to KHK ***** as much of KHK’s requirements of such Licensed Products (and to develop a reasonable inventory level) during such period, ***** for such Licensed Products, under terms and conditions as may be mutually agreed between the Parties. If KHK, despite its best efforts, is unable to Manufacture, or to secure a supply of, such Licensed Products in an amount sufficient to meet its requirements *****, Medgenics will continue to supply such Licensed Products to KHK to the extent necessary to meet KHK’s requirements, so long as KHK continues to use its best efforts to develop the capabilities necessary to Manufacture such Licensed Products and/or to secure a supply of such Licensed Products.

11.4.7           Transfer of Manufacturing Technology. In the event, at the time of such termination, (a) Medgenics manufactures the Licensed Products at its own facility, Medgenics will conduct manufacturing technology transfer to KHK, and (b) if Medgenics engages a Third Party to manufacture and supply the Licensed Products, Medgenics will, at KHK’s election, either (i) have such Third Party conduct manufacturing technology transfer to KHK or (ii) will use reasonable efforts to assist in the transfer of such supply arrangements to KHK.

11.4.8           Continuing Obligations. Neither Party will be relieved of any obligation that accrued prior to the effective date of such termination. All amounts due or payable to KHK that were accrued prior to the effective date of termination will remain due and payable. Except as otherwise expressly provided herein, no additional amounts will be payable based on events occurring after the effective date of termination; provided that the foregoing will not be deemed to limit either Party’s indemnification obligations under this Agreement for acts or omissions incurring prior to the effective date of such termination that are the subject of such indemnification even if the indemnification amount cannot be accrued or determined as of the effective date of such termination.

11.4.9           Retention of Payments. KHK will have the right to retain all amounts previously paid to KHK by Medgenics.

11.4.10         No Compensation. KHK will not owe any compensation to Medgenics for the research, development, manufacture, or commercialization of any Licensed Products in the event of any termination of the Agreement by KHK, without prejudice to any rights that either Party may have to bring a claim for damages arising out of this Agreement and the termination thereof or any other amounts payable with respect to activities conducted prior to the effective date of such termination.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-56

11.4.11         Costs. Any costs and expenses incurred by Medgenics in connection with the assignments and transfers made by Medgenics under this Section 11.4 will be borne by Medgenics.

11.5         Return of Confidential Information. Upon the termination of this Agreement, each Party will promptly return to the other Party, delete or destroy (with written notification of such destruction) all relevant records and materials in such Party’s possession or control containing Confidential Information of the other Party; provided that such Party may keep one copy of such materials for archival purposes only.

11.6         Effect of Termination; Survival. The termination of this Agreement will not relieve the Parties of any obligation accruing prior to such termination. The provisions of Article 10 (Confidentiality), Article 12 (Representations and Warranties; Indemnification) and Article 13 (Miscellaneous Provisions) and Sections 7.4.3 (Effect of Termination on Sublicenses) and 9.2.2 (Joint Inventions) will survive any termination of this Agreement. Except as set forth in this Article 11 or as otherwise set forth in this Agreement, upon termination of this Agreement all other rights and obligations cease. Any termination of this Agreement will be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement before termination.

11.7         Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement by either Party, including without limitation Article 7, are, and will otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code or analogous provisions of Applicable Law outside the United States (hereinafter “IP”). The Parties agree that each Party, as a licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code or any other provisions of Applicable Law outside the United States that provide similar protection for IP. In the event of termination of a Party pursuant to Section 11.2.1 or 11.3.1, the terminated Party hereby grants to the other Party and its Affiliates a right to obtain possession of and to benefit from a complete duplicate of (or complete access to, as appropriate) any such IP and all embodiments of intellectual property, which, if not already in such other Party’s possession, will be promptly delivered to it upon such other Party’s written request therefor. The term “embodiments of intellectual property” includes all tangible, electronic or other embodiments of rights and licenses hereunder, including all Licensed Products, all Regulatory Approval Applications and Regulatory Approvals and rights of reference therein, and all Information related to Licensed Products, KHK Technology and Medgenics Technology, as applicable. The terminated Party will not interfere with the exercise by the other Party or its Affiliates of rights and licenses to IP and embodiments of intellectual property licensed hereunder in accordance with this Agreement and agrees to assist such other Party and Affiliates of such other Party to obtain the IP and embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for such other Party or Affiliates of such other Party to exercise such rights and licenses in accordance with this Agreement. The Parties acknowledge and agree that milestone payments made under Section 8.3 do not constitute royalties within the meaning of U.S. Bankruptcy Code §365(n) or relate to licenses of intellectual property hereunder.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-57

11.8         No Limitation of Remedies. Except as herein expressly provided, notwithstanding anything to the contrary in this Agreement, except as otherwise set forth in this Agreement, termination of this Agreement will not relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination nor prejudice either Party’s right to obtain performance of any obligation. Each Party will be free, pursuant to Section 13.2, to seek (without restriction as to the number of times it may seek) damages, costs and remedies that may be available under Applicable Law or in equity and will be entitled to offset the amount of any damages and costs obtained in a final determination under Section 13.2 of monetary damages or costs (as permitted by this Agreement) against the other Party against any amounts otherwise due to such other Party under this Agreement. It is understood and agreed that either Party will be entitled to seek specific performance as a remedy to enforce the provisions of this Article 11, in addition to any other remedy to which such Party may be entitled by Applicable Law. Nothing in this Article 11 will be deemed to limit any remedy to which either Party may be entitled by Applicable Law.

Article 12.
REPRESENTATIONS, WARRANTIES, AND COVENANTS; DISCLAIMERS; INDEMNIFICATION

12.1         Mutual Representations and Warranties. Each Party represents, warrants and covenants to the other Party that as of the Effective Date of this Agreement:

(a)          Corporate Existence and Authority. It is a company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.

(b)          Authorized Execution; Binding Obligation.

(i)          The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by all necessary corporate action on its part; and

(ii)         This Agreement has been duly executed and delivered by it and constitutes a legal, valid, and binding obligation enforceable against it in accordance with this Agreement’s terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equity principles, including judicial principles affecting the availability of injunction and specific performance.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-58

(c)          No Conflicts. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party and by which it may be bound.

(d)          All Consents and Approvals Obtained. Except with respect to any consent required from Lonza or Sanofi, (i) all necessary consents, approvals and authorizations of, and (ii) all notices to, and filings by such Party with, all governmental authorities and other persons or entities required to be obtained or provided by such Party in connection with the execution, delivery and performance of this Agreement have been obtained and provided, except for those government approvals, if any, not required at the time of execution of this Agreement.

(e)          Compliance with Law. It will at all times comply with Applicable Laws in all material respects. Neither such Party, nor any of its employees, officers, subcontractors, or consultants who have rendered services relating to the Licensed Products: (i) has ever been debarred or is subject to debarment or convicted of a crime for which an entity or person could be debarred by the FDA (or subject to a similar sanction of a Regulatory Authority) or (ii) has ever been under indictment for a crime for which a person or entity could be so debarred.

12.2         KHK Representations and Warranties. KHK represents and warrants to Medgenics that as of the Effective Date:

(a)          KHK Controls the KHK Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The KHK Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by KHK as of the Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. KHK has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the KHK Technology in a manner that conflicts with any rights granted to Medgenics hereunder.

(b)          To the knowledge of KHK, there is no actual or threatened infringement of the KHK Patent Rights in the Field by any Third Party that would adversely affect Medgenics’ rights under this Agreement.

(c)          To the knowledge of KHK, the KHK Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by KHK or any of its Affiliates relating to the KHK Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and KHK is not aware of any reasonable basis for a claim alleging that (i) the KHK Patent Rights are invalid or unenforceable, (ii) the KHK Patent Rights or the licensing or exploiting of the KHK Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party, or (iii) any Third Party other than a KHK Licensor has any right, title, or interest in, to, and under any KHK Patent Rights.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-59

(d)          To the knowledge of KHK, KHK is not in default, and to KHK’s knowledge, none of the KHK Licensors is in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, any KHK In-Licenses, and KHK has not waived or allowed to lapse any of its rights under any KHK In-Licenses, and no such rights have lapsed or otherwise expired or been terminated.

(e)          There are no claims, judgments or settlements against or owed by KHK or its Affiliates or pending or threatened claims or litigation relating to the KHK Technology.

12.3         KHK Covenants. KHK covenants that during the Term:

(a)          KHK will use Commercially Reasonable Efforts to fulfill its obligations under the KHK In-Licenses to the extent such obligations have not been delegated to Medgenics and to the extent that failure to do so would materially adversely affect Medgenics or its rights hereunder.

(b)          KHK will not assign, transfer, convey or otherwise encumber its right, title and interest in the KHK Technology in a manner that conflicts with any rights granted to Medgenics hereunder.

(c)          KHK will not enter into any subsequent agreement with any KHK Licensor that modifies or amends any KHK In-Licenses in any way that would materially adversely affect Medgenics’ rights or economic interest under this Agreement without Medgenics’ prior written consent.

(d)          KHK will not terminate any KHK In-Licenses in whole or in part, directly or indirectly, without Medgenics’ prior written consent if such termination would materially affect Medgenics’ license granted hereunder; for clarity KHK may (i) terminate any KHK In-Licenses by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and KHK will promptly notify Medgenics after the occurrence of each such event.

(e)          KHK will furnish Medgenics with copies of all notices received by KHK relating to any alleged breach or default by KHK under any KHK In-Licenses within ***** after KHK’s receipt thereof and, if KHK cannot or chooses not to cure or otherwise resolve any such alleged breach or default, KHK will so notify Medgenics within ***** thereafter.

12.4         Medgenics Representations and Warranties. Medgenics represents and warrants to KHK that as of the Effective Date:

(a)          Medgenics Controls the Medgenics Patent Rights existing as of the Effective Date and is entitled to grant the rights and licenses specified herein. The Medgenics Technology existing as of the Effective Date constitute all of the Patent Rights, Know-How and Inventions Controlled by Medgenics as of the Effective Date that are necessary or useful to Develop, Manufacture and Commercialize the Licensed Product. Medgenics has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Medgenics Technology in a manner that conflicts with any rights granted to KHK hereunder.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-60

(b)          To the knowledge of Medgenics, there is no actual or threatened infringement of the Medgenics Patent Rights in the Field by any Third Party that would adversely affect KHK’s rights under this Agreement.

(c)          To the knowledge of Medgenics, the Medgenics Patent Rights existing as of the Effective Date are subsisting and are not invalid or unenforceable, in whole or in part; there are no claims, judgments or settlements against or amounts with respect thereto owed by Medgenics or any of its Affiliates relating to the Medgenics Patent Rights; and no claim or litigation has been brought or threatened by any Third Party alleging, and Medgenics is not aware of any reasonable basis for a claim alleging that (i) the Medgenics Patent Rights are invalid or unenforceable, (ii) the Medgenics Patent Rights or the licensing or exploiting of the Medgenics Patent Rights violates, infringes or otherwise conflicts or interferes with any intellectual property or proprietary right of any Third Party or (iii) any Third Party other than the Medgenics Licensor has any right, title, or interest in, to, and under any Medgenics Patent Rights.

(d)          To the knowledge of Medgenics, the Development activities set forth in the initial Development Plan do not infringe any third party intellectual property rights.

(e)          To the knowledge of Medgenics, Medgenics is not in default, and to Medgenics’ knowledge, the Medgenics Licensor is not in default, with respect to a material obligation under, and neither such party has claimed or has grounds upon which to claim that the other party is in default with respect to a material obligation under, the Medgenics In-License, and Medgenics has not waived or allowed to lapse any of its rights under any Medgenics In-License, and no such rights have lapsed or otherwise expired or been terminated.

(f)          There are no claims, judgments or settlements against or owed by Medgenics or its Affiliates or pending or threatened claims or litigation relating to the Medgenics Technology.

12.5         Medgenics Covenants. Medgenics covenants that during the Term:

(a)          Medgenics will not engage in any activities that use the KHK Technology in a manner that is outside the scope of the rights granted to it hereunder.

(b)          All of Medgenics’ activities related to its use of the KHK Technology, and the research, Development and Commercialization of the Licensed Products, pursuant to this Agreement will comply with all Applicable Laws.

(c)          Medgenics will use Commercially Reasonable Efforts to fulfill its obligations under the Medgenics In-License to the extent such obligations have not been delegated to KHK and to the extent that failure to do so would materially adversely affect KHK or its rights hereunder.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-61

(d)          Medgenics will not assign, transfer, convey or otherwise encumber its right, title and interest in the Medgenics Technology in a manner that conflicts with any rights granted to KHK hereunder.

(e)          Medgenics will not enter into any subsequent agreement with CHOP that modifies or amends the Medgenics In-License in any way that would materially adversely affect KHK’s rights or economic interest under this Agreement without KHK’s prior written consent.

(f)          Medgenics will not terminate the Medgenics In-License in whole or in part, directly or indirectly, without KHK’s prior written consent if such termination would materially affect KHK’s license granted hereunder; for clarity Medgenics may (i) terminate the Medgenics In-License by acquiring all of the intellectual property licensed thereunder, or (ii) terminate its obligation to make royalty and milestone payments by making a lump-sum payment, and Medgenics will promptly notify KHK after the occurrence of each such event.

(g)          Medgenics will furnish KHK with copies of all notices received by Medgenics relating to any alleged breach or default by Medgenics under the Medgenics In-License within ***** after Medgenics’ receipt thereof and, if Medgenics cannot or chooses not to cure or otherwise resolve any such alleged breach or default, Medgenics will so notify KHK within ***** thereafter.

12.6         Mutual Covenants. Each Party hereby covenants to the other Party that during the Term:

(a)          All employees and officers of such Party or its Affiliates working under this Agreement will be under the obligation to assign all right, title and interest in and to their Inventions, whether or not patentable, if any, to such Party as the sole owner thereof, and under the obligation to maintain as confidential the Confidential Information of such Party.

(b)          Such Party will perform its activities pursuant to this Agreement in compliance with good clinical practices and good manufacturing practices, in each case as applicable under the Applicable Laws and regulations of the country and the state and local government wherein such activities are conducted, and also with the standards in the pharmaceutical industry for the development and commercialization of pharmaceutical products.

(c)          Such Party will not employ (or, to its knowledge, use any contractor or consultant that employs) any individual or entity debarred by the FDA (or subject to a similar sanction of a Regulatory Authority), or, to its knowledge, any individual who or entity which is the subject of an FDA debarment investigation or proceeding (or similar proceeding of a Regulatory Authority), in the conduct of its activities under this Agreement, and each contractor or consultant used by such Party in connection with the conduct of clinical trials under this Agreement will be subject to a covenant that is the same or substantially the same as the foregoing covenant.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-62

(d)          Such Party will not practice or exploit the intellectual property licensed to such Party under this Agreement except to the extent expressly permitted under the terms and conditions of this Agreement.

(e)          Such Party will not grant any right or license to any Third Party relating to any of the intellectual property rights it Controls which would conflict or interfere with any of the rights or licenses granted to the other Party hereunder.

12.7         Consequences of Partial Termination of an In-License. In the event that a portion, but not all of KHK’s rights under the KHK In-Licenses terminate, then Medgenics will owe no further obligations to KHK under this Agreement with respect to such terminated rights. In the event that a portion, but not all of Medgenics’ rights under the Medgenics In-License terminate, then KHK will owe no further obligations to Medgenics under this Agreement with respect to such terminated rights.

12.8         Warranty Disclaimer. The Parties acknowledge and agree that nothing in this Agreement (including, without limitation, any exhibits or attachments hereto) will be construed as representing an estimate or projection of either (a) the extent to which Licensed Products will be successfully Developed or Commercialized or (b) the anticipated sales or the actual value of any Licensed Product. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, THAT IT WILL BE ABLE TO SUCCESSFULLY DEVELOP OR COMMERCIALIZE ANY LICENSED PRODUCT OR, IF COMMERCIALIZED, THAT IT WILL ACHIEVE ANY PARTICULAR SALES LEVEL OF SUCH LICENSED PRODUCT(S). EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCT UNDER THIS AGREEMENT WILL BE SUCCESSFUL.

12.9         No Consequential Damages. NEITHER PARTY HERETO WILL BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING WITHOUT LIMITATION LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES. NOTHING IN THIS SECTION 12.9 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY OR TO LIMIT A PARTY’S LIABILITY FOR BREACHES OF ITS OBLIGATION REGARDING CONFIDENTIALITY UNDER ARTICLE 10.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-63

12.10         Indemnification and Insurance.

12.10.1         Indemnification by Medgenics. Medgenics will indemnify, hold harmless, and defend KHK, its Affiliates, and their respective directors, officers, employees and agents (“KHK Indemnitees”) from and against any and all damages, losses, liabilities, costs (including without limitation reasonable legal expenses, costs of litigation and reasonable attorney’s fees) or judgments of any kind (collectively, “Losses”) arising out of any Third Party claim, suit or proceeding, whether for money or equitable relief (each, a “Third Party Claim”), arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by Medgenics in this Agreement, or any breach or violation of any covenant or agreement of Medgenics or a Related Party in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of Medgenics or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by Medgenics or its Affiliate or sublicensee (including a sublicensed contract manufacturer) of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by Medgenics or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from Medgenics’ exercise in accordance with the terms of this Agreement of any intellectual property rights granted by KHK hereunder. Furthermore, Medgenics will have no obligation to indemnify the KHK Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which KHK must indemnify Medgenics under this Agreement. In addition, Medgenics will indemnify, hold harmless, and defend (i) LJI and its directors, officers, employees, and agents from and against any and all Losses (including costs of investigation and court costs) arising at any time from or in any manner connected with, directly or indirectly, any activity of Medgenics involving the KHK Patent Rights solely owned by LJI or any information furnished under the LJI Agreement, including the use, handling, storage, distribution, containment, sale and/or disposition of any product (whether or not a Licensed Product), or provision of any service, related to or derived directly or indirectly from or using any KHK Patent Rights solely owned by LJI; and (ii) the KHK Indemnitees from and against any and all Losses arising out of any Third Party Claims related to, directly or indirectly, any activities performed by or on behalf of Medgenics or Medgenics’ Third Party contract manufacturer in connection with the exercise of rights under the KHK Technology licensed under the KHK In-License with Lonza, if, pursuant to Section 7.4.1, KHK sublicenses its rights under such KHK Technology to Medgenics or Medgenics’ Third Party contract manufacturer for the Manufacture of Licensed Products by Medgenics or such contract manufacturer.

12.10.2         Indemnification by KHK. KHK will indemnify, hold harmless, and defend Medgenics, its Affiliates and their respective directors, officers, employees and agents (“Medgenics Indemnitees”) from and against any and all Losses arising out of Third Party Claims arising out of or resulting from, directly or indirectly, (a) any material breach of, or inaccuracy in, any representation or warranty made by KHK in this Agreement, or any breach or violation of any covenant or agreement of KHK in or pursuant to this Agreement, (b) the negligence or willful misconduct by or of KHK or any of its Related Parties, and their respective directors, officers, employees and agents, (c) the practice by KHK or its Affiliate or sublicensee of any license or sublicense granted to it under Article 7, and/or (d) the Development, Manufacturing and Commercialization of Licensed Products (including product liability) by KHK or any of its Related Parties. This indemnification excludes Losses arising out of Third Party Infringement Claims resulting from KHK’s exercise in accordance with the terms of this Agreement of any intellectual property rights granted by Medgenics hereunder. Furthermore, KHK will have no obligation to indemnify the Medgenics Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any matter for which Medgenics must indemnify KHK. In addition, KHK shall be bound by Section 12.2 of the Medgenics In-License in the capacity of “Licensee” in respect of KHK and its Related Parties’ activities under this Agreement and use of the Medgenics Technology licensed under the Medgenics In-License, and KHK agrees that the Indemnitees (as defined in Section 12.2 of the Medgenics In-License) are intended third party beneficiaries of this sentence.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-64

12.10.3         Indemnification Procedure. In the event of any such claim against any Medgenics Indemnitee or KHK Indemnitee (individually, an “Indemnitee”), the indemnified Party will promptly notify the other Party in writing of the claim and the indemnifying Party will manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee will cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party will not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Section 12.10.1 or Section 12.10.2 may apply, the indemnifying Party will promptly notify the Indemnitees, which will then have the right to be represented in any such action or proceeding by separate counsel at their expense; provided that the indemnifying Party will be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party. If the indemnifying Party does not assume the defense of such claim as described in this Section 12.10.3, above, the Indemnitee may defend such claim but will have no obligation to do so. The defending Party will not settle or compromise such claim without the prior written consent of the other Party, and will not settle or compromise such claim in any manner which would have an adverse effect on such other Party’s interests, without the prior written consent of such other Party, which consent, in each case, will not be unreasonably withheld, conditioned, or delayed.

12.10.4         Insurance. Each Party will use its Commercially Reasonable Efforts to maintain insurance, including product liability insurance, with respect to its activities hereunder. Such insurance will be in such amounts and subject to such deductibles as the Parties may agree based upon standards prevailing in the industry at the time in order to fulfill the obligation under Section 12.10.1 or 12.10.2, including, but not limited to, the indemnification against any Losses involving any actual or alleged death or bodily injury arising out of or resulting from the Development, Manufacture or Commercialization of any Licensed Product.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-65

Article 13.
MISCELLANEOUS PROVISIONS

13.1         Governing Law. This Agreement will be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York, New York, U.S.A., notwithstanding the provisions governing conflict of laws of any jurisdiction to the contrary.

13.2         Dispute Resolution.

13.2.1           With respect to any disputes between the Parties concerning this Agreement, the dispute will be submitted to escalating levels of Medgenics and KHK senior management for review. If the dispute cannot be resolved despite such escalation, then the matter will be referred to the Executive Officers to be resolved by negotiation in good faith as soon as is practicable but in no event later than thirty (30) days after referral. Such resolution, if any, by the Executive Officers will be final and binding on the Parties. If the Executive Officers are unable to resolve such dispute within such thirty (30) day period, each Party may submit such dispute for arbitration pursuant to Section 13.2.2.

13.2.2           Arbitration.

(a)          If any dispute will arise between KHK and Medgenics in connection with or relating to this Agreement, then such dispute will be resolved exclusively by and through an arbitration proceeding to be conducted under the auspices of, and pursuant to, the Commercial Rules of the International Chamber of Commerce (together with any successor organization thereto, the “ICC”) in New York, New York, U.S.A. Such arbitration proceeding will be conducted in the English language applying the law provided in Section 13.1 and in such an expedited manner as is then permitted by the ICC’s commercial arbitration rules. The Parties also agree to take reasonable discovery, with reasonableness to be determined by the arbitrators. Each of the foregoing agreements to arbitrate all disputes and the results, determinations, findings, judgments and awards rendered through such arbitration will be final, non-appealable and legally binding on KHK and Medgenics and may be entered and enforced by any court or tribunal of competent jurisdiction. Notwithstanding anything to the contrary in this Section 13.2, a Party may seek injunctive relief in any court of competent jurisdiction.

(b)          Any arbitration proceeding will be initiated by written notice from either KHK or Medgenics to the other Party. The arbitration will be conducted before a panel of three (3) arbitrators. Each of KHK and Medgenics will have the right to select one (1) arbitrator. The third arbitrator will be selected by the mutual agreement of the arbitrators appointed by the Parties. The Party initiating the arbitration proceeding will appoint its arbitrator within ten (10) days following service of the demand for arbitration to the other Party, who will in turn appoint its arbitrator within thirty (30) days of receiving service of the demand. The two appointed arbitrators will agree upon an arbitrator within thirty (30) days of the date of the appointment by the parties of the second arbitrator. If either Party or their appointees fail to appoint an arbitrator within the specified time period, the ICC will exercise its powers pursuant to Article 9 of the ICC Rules of Arbitration to appoint such arbitrator. The ICC’s appointment will be binding on the Parties. Each arbitrator will be an attorney in good standing in the Bar of New York and experienced in commercial disputes involving pharmaceutical companies. Time is of the essence of this arbitration procedure, and KHK and Medgenics will instruct the arbitrators to render their decision within ninety (90) days of the arbitration’s completion. The cost of the arbitration (including, without limitation, reasonable attorneys’ fees, expenses and disbursements) will be borne as the arbitrators will decide; otherwise such costs (including, without limitation, the prevailing Party’s reasonable attorneys’ and accountants’ fees, expenses and disbursements) will be borne by the Party against which the judgment of the arbitrator is to be enforced.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-66

13.3         Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the consent of the other Party. Notwithstanding the foregoing, (a) KHK may monetize the value of its payments under this Agreement by assigning to a Third Party the right to receive payments and the right to receive payment reports from Medgenics; provided that KHK gives thirty (30) days prior written notice to Medgenics, and (b) either Party may, without the other Party’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate (but subject to the consent of CHOP in respect of the Medgenics Technology licensed under the Medgenics In-License in the case of assignment by KHK) or pursuant to a Change of Control (but subject to the consent of Sanofi, to the extent required under Applicable Law, in respect of the KHK Technology licensed under the KHK In-License with Sanofi in the case of assignment by Medgenics). The assigning Party will remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned to such assignee.

13.4         Entire Agreement; Amendments. This Agreement and the Schedules and Exhibits referred to in this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral, except that Article 1 through 10 of the Clinical Development and Option Agreement will govern with respect to matters occurring prior to the Effective Date. Any amendment or modification to this Agreement will be made in writing signed by both Parties.

13.5         Notices. Any consent or notice required to be given or made under this Agreement by one of the Parties to the other will be in writing and (a) delivered by hand, (b) sent by internationally recognized overnight delivery service or (c) sent by facsimile transmission and confirmed by sender by prepaid, registered or certified mail letter, and will be deemed to have been properly served to the addressee upon receipt of such written communication, in any event to the following addresses:

If to KHK:	Kyowa Hakko Kirin Co., Ltd. 1-6-1, Otemachi Chiyoda-ku, Tokyo 100-8185 Japan Attention: Director of Business Development Department Facsimile No.: +81-3-3282-0107

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-67

with a copy to:	Kyowa Hakko Kirin Co., Ltd. 1-6-1, Otemachi Chiyoda-ku, Tokyo 100-8185 Japan Attention: Director of Legal Affairs Group, Legal and Intellectual Property Department Facsimile No.: +81-3-3282-0092

If to Medgenics:	Medgenics, Inc. 435 Devon Park Drive, Bldg 700, Suite 715 Wayne, PA 19087 Attention: Chief Legal Officer Facsimile No.: +1 (610) 717-3390

with a copy to:	Pepper Hamilton LLP Two Logan Square 18th & Arch Streets Philadelphia, Pennsylvania 19103-2799 Attention: Brian M. Katz Facsimile No.: +1 (215) 981-4750

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given: (a)  if personally delivered, when delivered; (b) if sent by internationally-recognized overnight courier, on the Business Day of the sender during which the sender delivers the notice to the courier; or (c) if sent by facsimile, when all pages of the notice are successfully transmitted (as shown by a report generated by the sender’s facsimile machine) during a Business Day of the sender.

13.6         Force Majeure. The failure of either Party to timely perform any obligation under this Agreement by reason of epidemic, earthquake, riot, civil commotion, fire, act of God, war, terrorist act, strike, flood, or governmental act or restriction, or other cause that is beyond the reasonable control of such Party, will not be deemed to be a breach of this Agreement, but will be excused to the extent and for the duration of such cause, and the affected Party will provide the other Party with full particulars thereof as soon as it becomes aware of the same (including its best estimate of the likely extent and duration of the interference with its activities) and will use its Commercially Reasonable Efforts to avoid or remove such cause, and will perform its obligation(s) with the utmost dispatch when the cause is removed. If the performance of any such obligation under this Agreement is delayed owing to such a force majeure for any continuous period of more than one hundred eighty (180) days, the Parties will consult with respect to an equitable solution, including the possibility of the mutual termination of this Agreement.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-68

13.7         Compliance with Export Regulations. Neither Party will export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export laws and regulations.

13.8         Independent Contractors. It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement will be construed as authorization for either KHK or Medgenics to act as agent for the other. Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties or any of their agents or employees for any purpose, including tax purposes, or to create any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

13.9         Further Assurances. Each Party agrees to execute, acknowledge and/or deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

13.10         No Strict Construction. This Agreement has been prepared jointly and will not be strictly construed against either Party.

13.11         Performance by Affiliates. Each Party recognizes that the other Party may perform some or all of its obligations under this Agreement through Affiliates to the extent permitted under this Agreement; provided, however, that such other Party will remain responsible for the performance by its Affiliates as if such obligations were performed by such other Party.

13.12         Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, and the use of any gender will be applicable to all genders. The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description that precedes such term, and will be deemed to be followed by the phrase “but not limited to,” “without limitation” or words of similar import regardless of whether such words are actually written there (and drawing no implication from the actual inclusion of such phrase in some instances after the word “including” but not others). References to “Article”, “Articles”, “Section”, Sections”, “Exhibit” or “Exhibits” are references to the numbered Article(s), Section(s), or lettered Exhibit(s) of this Agreement, unless expressly stated otherwise. Except where the context otherwise requires, (a) references to a particular law, rule or regulation mean such law, rule or regulation as in effect as of the relevant time, including all rules and regulations thereunder and any successor law, rule or regulation in effect as of the relevant time, and including the then-current amendments thereto; (b) the word “or” has the inclusive meaning that is typically associated with the phrase “and/or”; (c) whenever this Agreement refers to a number of days, such number will refer to calendar days unless Business Days are specified, and if a period of time is specified and dates from a given day or Business Day, or the day or Business Day of an act or event, it is to be calculated exclusive of that day or Business Day; (d) references to a particular person or entity include such person’s or entity’s successors and assigns to the extent not prohibited by this Agreement; (e) a capitalized term not defined herein but reflecting a different part of speech than a capitalized term which is defined herein will be interpreted in a correlative manner; and (f) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement (including any Exhibits).

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-69

13.13         No Implied Waivers; Rights Cumulative. No failure on the part of KHK or Medgenics to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

13.14         Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one (1) or several provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

13.15         No Third Party Beneficiaries. Except as expressly set forth in Section 12.10.2, no person or entity other than Medgenics, KHK and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

[Remainder of Page Left Blank Intentionally. Schedules Follow.]

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-70

Schedule 4.2.1

*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-71

Schedule 1.16

Commercialization Costs

Examples of Commercialization Costs

Commercialization Costs will include, but will not be limited to, the following, in each case attributable to, or reasonably allocable to, Commercialization of Licensed Products in the Field in the Territory:

Detailing costs - costs associated with interactive face-to-face visits by a sales representative with a medical professional who has prescribing authority or is able to influence prescribing decisions, within the target audience during which approved uses, safety, effectiveness, contraindications, side effects, warnings or other relevant characteristics of a pharmaceutical product are discussed in an effort to increase prescribing preferences of a pharmaceutical product for its approved uses.

Distribution costs - costs identifiable to the distribution of a Licensed Product to a customer (and not otherwise deducted from Net Sales), including customer and specialty pharmacy services (including costs associated with establishing and running customer call centers), collection of data about sales to hospitals, clinics and other customers, order entry, billing, shipping, logistics, warehousing, product insurance, freight not paid by customers, credit and collection and other like activities the costs of which are includable in “distribution costs” in accordance with the Accounting Standards.

Early Access Program or EAP costs – costs associated with any program to provide patients with products free of charge. Early access programs include treatment INDs / protocols and compassionate use programs, as applicable. For clarity, an EAP with respect to a Licensed Product may continue to be performed following Regulatory Approval of a Licensed Product and costs may continue to be incurred in accordance with the performance of such EAP after Regulatory Approval.

Patient Assistance Programs – costs associated with establishing and administering patient assistance programs.

Health Care Reform fees - costs for fees paid to the U.S. government as defined in the Patient Protection and Affordable Care Act and similar taxes and governmental fees.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-72

Commercial Operations Costs – costs of the commercial operations team supporting Commercialization of the Licensed Products in the Field, including, without limitation:

(a)          Marketing Expenses, which includes costs identifiable to the advertising, promotion and marketing of Licensed Products in the Field, and related professional education;

(b)          Advertising, which includes costs associated with media costs, direct mails, production expenses, agency fees, and medical congresses and meetings;

(c)          Promotion, which includes costs associated with professional samples, professional literature, promotional material, patient aids, detailing aids, reimbursement of patient assistance programs, public relations and communications expenses, web and social media expenses, patient advocacy support, development of information and data for national accounts, managed care organizations and group purchasing organizations;

(d)          Market Research, which includes costs associated with market information, focus groups, and market research professional staff and related out-of-pocket costs such as travel, business meals, and training;

(e)          Marketing Management, which includes the costs of product management and sales promotion management compensation and departmental expenses as well as costs associated with developing overall sales and marketing strategies and planning;

(f)          Reimbursement/Access Services, which includes costs incurred to manage reimbursement programs, marketing costs (educational material) as well as coupon or co-pay programs;

(g)          Health Policy/Advocacy, which includes costs associated with advocacy as well as any specific policy lobbying and trade and government relations related expenses; and

(h)          Selling Support, which includes costs associated with logistics and document support and the operation of the sales/medical science liaison team such as meeting planning.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-73

Medical Affairs Expenses - costs with respect to: medical affairs and other activities associated with clinical studies conducted after Regulatory Approval in the Territory (to the extent not otherwise included within Development Costs); medical and scientific information and response to external inquiries or complaints; pharmacovigilance, investigator initiated research if not covered in the Phase V Clinical Trials, costs of establishing and maintaining patient registries, medical education, Health Economics and Outcomes Research (HECOR, HEMAR), speaker programs, advisory boards, educational grants and fellowships, drug safety, government affairs (including costs associated with compliance with the Sunshine Act and other similar government regulation); and field-based medical science liaisons, medical affairs clinical trial management, MD’s in field (separate from medical science liaisons), publications, medical communications and field medical education.

Recall Expenses – costs, to the extent not otherwise covered by KHK’s indemnity obligations, associated with notification, retrieval and return of Licensed Products in the Field in the Territory, destruction of such returned Licensed Products in the Field, and distribution of the replacement Licensed Products in the Field.

Selling Costs - costs directly attributable to selling Licensed Product in the Field, including the FTE Costs for sales representatives/medical science liaisons and first line sales managers, exhibits at shows or conventions including samples, charges for space, sales aids and brochures, sales meetings, consultants, call reporting and other Third Party monitoring/tracking services, automobile allowance, meal expenses, travel/housing for meetings, costs of computer and other equipment of sales representatives/medical science liaisons and other incidental expenses incurred by sales representatives/medical science liaisons in respect of selling the Licensed Product in the Field.

Other Commercialization Costs - any other costs attributable or allocable to Commercialization of Licensed Products in the Field in the Profit Share Territory in accordance with Accounting Standards, to the extent not included in one of the other categories or definitions of costs under this Exhibit 1.16.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-74

Schedule 1.37

FTE Rates

1.          The following table sets forth the FTE Rates for Medgenics FTEs:

*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

2.          The following table sets forth the FTE Rates for KHK FTEs:

*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****
*****	*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-75

Schedule 1.42

KHK IN-LICENSES

License Agreement between La Jolla Institute for Allergy and Immunology and Kyowa Hakko Kirin Co., Ltd. *****. This is the LJI Agreement referred to in Section 1.52.

*****Agreement between Lonza Sales AG and Kyowa Hakko Kirin Co., Ltd. *****.

*****Agreement between Bristol-Myers Squibb Company and Kyowa Hakko Kirin Co., Ltd. *****.

Letters between Kyowa Hakko Kirin Co., Ltd. and Sanofi *****, and sublicensing of rights to Medgenics.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-76

Schedule 1.46

KHK PATENT RIGHTS

*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****
	*****	*****	*****	*****	*****	*****	*****	*****	*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-77

Schedule 1.61

MEDGENICS IN-LICENSE

License Agreement between The Children’s Hospital of Philadelphia and Medgenics Medical Israel Ltd. dated November 12, 2014.

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-78

Schedule 1.61

MEDGENICS PATENT RIGHTS

*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-79

Schedule 4.2.1

INITIAL DEVELOPMENT PLAN

*****

***** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

C-80

EXHIBIT D
PRESS RELEASE

See Attached

D-1

News Release

Medgenics Obtains Rights to First-in-Class Biologic for Severe Pediatric Onset IBD

•	Collaboration with Kyowa Hakko Kirin to develop anti-LIGHT monoclonal antibody

•	Second program from research collaboration with The Children’s Hospital of Philadelphia (CHOP) Center for Applied Genomics (CAG)

•	Data from signal finding study in Severe Pediatric Onset Inflammatory Bowel Disease patients expected in first half 2017

PHILADELPHIA, PA – (Marketwired) – June 6, 2016 — Medgenics, Inc. (NYSE: MDGN) today announced that it has entered into a collaboration with Kyowa Hakko Kirin Co., Ltd. (Kyowa Hakko Kirin) for the development and commercialization of Kyowa Hakko Kirin’s first-in-class anti-LIGHT monoclonal antibody. Kyowa Hakko Kirin is a leading biopharmaceutical company in Japan, known for its antibody-related cutting-edge technologies to discover and develop innovative new drugs. The anti-LIGHT monoclonal antibody is a Phase 2-ready biologic with available clinical supply.

Medgenics plans to initiate a signal finding study testing the drug in Severe Pediatric Onset Inflammatory Bowel Disease (IBD) in collaboration with Dr. Robert Baldassano, Director of the Center for Pediatric IBD at The Children’s Hospital of Philadelphia (CHOP). “IBD is a distinct and severe genetic disease in children, with very limited treatment options available,” said Dr. Baldassano. “I am pleased to see Medgenics and Kyowa Hakko Kirin come together to advance the development of this program for children with this severe, genetically driven disease.”

“We are pleased to establish this collaboration with a premier biologics partner in Kyowa Hakko Kirin,” said Mike Cola, Chief Executive Officer of Medgenics. “This novel opportunity is a further example of the capability of the Medgenics’ genomic medicine platform to accelerate impactful therapies into the clinic.”

Upon completion of the signal finding study in Severe Pediatric Onset IBD, the Company will have an option to license rights to develop the program. Following exercise of the option, Medgenics will make a one-time, upfront payment in the low single-digit millions to Kyowa Hakko Kirin. Kyowa Hakko Kirin will then select one of two potential collaboration structures: a co-development/co-commercialization partnership or a licensing arrangement. Medgenics will have commercialization rights in the United States and Canada in both structures, and will also add commercialization rights in Europe if Kyowa Hakko Kirin selects the licensing arrangement. Kyowa Hakko Kirin will have commercialization rights in the rest of the world under both structures, as well as Europe in the co-development/co-commercialization structure. Terms for both structures have been pre-agreed and include a combination of royalties and profit-sharing.

“We are excited to enter an agreement with Medgenics in this new era of genomic medicine,” said Mr. Yoichi Sato, Director of the Board, Managing Executive Officer, Vice president, Head of Research and Development Division of Kyowa Hakko Kirin. “We believe in the potential of the anti-LIGHT antibody and we are looking forward to initiating development activities with our new partner in order to provide better treatment options for pediatric IBD patients.”

“This transaction with Kyowa Hakko Kirin and Medgenics exemplifies our mission at CHOP to bring science from bench to bedside,” stated Bryan Wolf, MD, PhD, Chief Scientific Officer at CHOP. “The deal highlights CHOP’s unique genetic discoveries and our ability to collaborate with industry to develop novel therapies for children with rare diseases.”

Severe Pediatric Onset IBD is a chronic orphan disease of children characterized by chronic relapsing inflammation of the gastrointestinal tract. It often leads to malnutrition, growth failure, bowel obstruction, and the need for intravenous feeding and surgeries, including colectomy and colostomy/ileostomy. IBD in children is frequently more aggressive and harder to treat than the adult form of the disease. Although the exact cause remains unknown, many pediatric IBD patients are genetically predisposed to the disease. Recent research by Dr. Hakon Hakonarson and his colleagues at the CAG has shown that many children with pediatric IBD and other autoimmune diseases have loss of function mutations in a specific immune regulatory protein, decoy receptor 3 (DcR3).

A critical function of DcR3 is to effectively dampen inflammation by binding pro-inflammatory proteins such as LIGHT. LIGHT has been shown to be upregulated in the intestines of patients with IBD. Although direct replacement of DcR3 is not feasible as a therapeutic, Medgenics identified the anti-LIGHT monoclonal antibody developed by Kyowa Hakko Kirin, as a potential therapy for these patients. By binding excessive LIGHT, the anti-LIGHT monoclonal antibody may substitute for DcR3 in affected pediatric IBD patients and help to control inflammation.

Medgenics believes that the anti-LIGHT monoclonal antibody has the potential to become an important new, first-in-class biological therapy for severe pediatric onset IBD and other pediatric autoimmune diseases, particularly for patients who fail to respond to, or develop resistance to, anti-TNFa antibodies. More than 50,000 pediatric patients in the US are affected by IBD, with approximately 15,000 – 16,000 of those patients failing anti-TNFa therapy. It is anticipated that 2,000 – 3,000 of these pediatric patients will be eligible for treatment with the anti-LIGHT monoclonal antibody.

Conference Call and Webcast

Medgenics will host a conference call and live audio webcast on Monday, June 6, 2016 at 11:00 a.m. EDT to discuss the transaction.

In order to participate in the conference call, please dial (888) 430-8694 (domestic) or (719) 325-2464 (international). The conference ID number is 2641940.

The live webcast can be accessed under “Events” in the Investors section of the Company’s website at www.medgenics.com or you may use the link: https://www.webcaster4.com/Webcast/Page/1395/15455

2

A replay of the call will be available two hours after the end of the conference on June 6, 2016 through August 9, 2016. To access the replay, please dial 888-203-1112 (domestic) or 719-457-0820 (international) and reference the conference ID number: 2641940.

The archived webcast will be available for 90 days in the Investor section of Medgenics’ website at www.medgenics.com.

About Severe Pediatric Onset Inflammatory Bowel Disease

Inflammatory Bowel Disease (IBD) is a disease that causes chronic relapsing inflammation of the intestines. There are two major types of IBD; Ulcerative Colitis which affects the colon, and Crohn’s Disease which effects the entire GI tract. Both diseases are treated with a variety of anti-inflammatory drugs, including steroids, antibiotics, and biologics. Disease etiology is not well understood, but it is believed that both genetics and environmental factors play a major role at various stages and ages of disease onset. IBD affects people of all ages with approximately 2.0 million people affected by the disease in the United States and Europe. The pediatric form of the disease is less common but frequently more severe, affecting more than 50,000 children in the USA. The incidence appears to be increasing. The disease in children is often more aggressive than in adults, more frequently leading to complications, hospitalization, surgery and even death. In children, IBD can also impact physical and emotional growth, interfere with school and social development.

About the anti-LIGHT Monoclonal Antibody

The anti-LIGHT monoclonal antibody is a Phase 2-ready first in class human monoclonal antibody offering a novel molecular approach to treating IBD and potentially other autoimmune diseases. The anti-LIGHT monoclonal antibody binds the pro-inflammatory cytokine, LIGHT (ligand for herpesvirus entry mediator), which is believed to be a major contributor to the chronic relapsing inflammation of IBD and other autoimmune diseases. Normally LIGHT is bound to, and down-regulated by DcR3. In many pediatric patients with IBD and other autoimmune diseases, genetic mutations result in a loss of function of DcR3, allowing LIGHT and other pro-inflammatory molecules to chronically intensify inflammation, which in turn can lead to severe illness and complications. The anti-LIGHT monoclonal antibody can bind LIGHT and may be able to replace some of the function of DcR3 in these children. Medgenics has an option to exclusively license the composition of matter patents, and the Company expects to establish new biological product exclusivity for 12 years from the date of FDA approval of the antibody in the U.S., and at least 10 years from the date of first authorization in Europe.

About Medgenics

Medgenics is dedicated to unlocking the potential of genomic medicine to identify and treat patients with life-altering conditions. Its efforts, including its internal research and development and ongoing sponsored research and licensing agreements with a well-respected pediatric academic medical center, give Medgenics the ability to focus on the underlying genetic pathway of pediatric diseases with the goal of finding therapeutic solutions for subpopulations of both children and adults living with rare and other difficult-to-treat diseases. Medgenics is also the developer of TARGTTM (Transduced Autologous Restorative Gene Therapy), a proprietary gene therapy platform. For more information, visit the Company's website at www.medgenics.com.

3

About Kyowa Hakko Kirin

Kyowa Hakko Kirin is a leading biopharmaceutical company in Japan focusing on its core business areas of oncology, nephrology, and immunology/allergy. Kyowa Hakko Kirin leverages antibody-related cutting-edge technologies to discover and develop innovative new drugs aiming to become a global specialty pharmaceutical company which contributes to the health and well-being of people around the world. For more information, please visit www.kyowa-kirin.com.

Locust Walk served as a transaction advisor to Medgenics.

Forward-looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995, which include all statements other than statements of historical fact, including (without limitation) those regarding the Company's financial position, its development and business strategy, its product candidates and the plans and objectives of management for future operations. The Company intends that such forward-looking statements be subject to the safe harbors created by such laws. Forward-looking statements are sometimes identified by their use of the terms and phrases such as "estimate," "project," "intend," "forecast," "anticipate," "plan," "planning,” "expect," "believe," "will," "will likely," "should," "could," "would," "may" or the negative of such terms and other comparable terminology. All such forward-looking statements are based on current expectations and are subject to risks and uncertainties. Should any of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may differ materially from those included within these forward-looking statements. Accordingly, no undue reliance should be placed on these forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. As a result of these factors, the events described in the forward-looking statements contained in this release may not occur.

Contacts:

Medgenics

Brian Piper

240-899-5554

brian.piper@medgenics.com

Westwicke Partners

Chris Brinzey

339-970-2843

chris.brinzey@westwicke.com

4

Kyowa Hakko Kirin Entered into an Agreement with Medgenics for the Clinical Development of anti-LIGHT Monoclonal Antibody

Tokyo, Japan, June 6th, 2016 — Kyowa Hakko Kirin Co., Ltd. (Tokyo 4151; President and CEO: Nobuo Hanai, “Kyowa Hakko Kirin”) announced that it entered into an agreement with Medgenics, Inc. (NYSE: MDGN, “Medgenics”) for the clinical development of Kyowa Hakko Kirin’s first-in-class anti-LIGHT monoclonal antibody for Severe Pediatric Onset Inflammatory Bowel Disease (IBD).

This anti-LIGHT monoclonal antibody is a Phase 2-ready first in class human monoclonal antibody offering a novel molecular approach to treating IBD and potentially other autoimmune diseases. The antibody binds the pro-inflammatory cytokine, LIGHT (ligand for herpesvirus entry mediator), which is believed to be a major contributor to the chronic relapsing inflammation of IBD and other autoimmune diseases.

Under the terms of this agreement, Medgenics plans to initiate a signal finding study testing the drug in Severe Pediatric Onset IBD. Medgenics has an option to license rights to the development program. Upon exercising the option following completion of the signal finding study, Medgenics will make a one-time upfront payment to Kyowa Hakko Kirin in the low single-digit millions (USD). Kyowa Hakko Kirin will then select one of two potential collaboration structures: a co-development/co-commercialization partnership or a licensing arrangement. Medgenics will have commercialization rights in the United States and Canada in both structures, and will also add commercialization rights in Europe if Kyowa Hakko Kirin selects the licensing arrangement. Kyowa Hakko Kirin will have commercialization rights in the rest of the world under both structures, as well as Europe in the co-development/co-commercializaiton structure. Terms for both structures have been pre-agreed and include a combination of royalties and profit-sharing.

“We are excited to enter an agreement with Medgenics in this new era of genomic medicine,” said Yoichi Sato, Director of the Board, Managing Executive Officer, Vice president, Head of Research and Development Division of Kyowa Hakko Kirin. “We believe in the potential of the anti-LIGHT antibody and we are looking forward to initiating development activities with our new partner in order to provide better treatment options for pediatric IBD patients.”

We are pleased to establish this collaboration with a premier biologics partner in Kyowa Hakko Kirin,” said Mike Cola, Chief Executive Officer of Medgenics. “This novel opportunity is a further example of the capability of the Medgenics’ genomic medicine platform to accelerate impactful therapies into the clinic.”

The Kyowa Hakko Kirin Group companies strive to contribute to the health and well-being of people around the world by creating new value through the pursuit of advances in life sciences and technologies.

About Severe Pediatric Onset Inflammatory Bowel Disease (IBD)

Inflammatory Bowel Disease (IBD) is a disease that causes chronic relapsing inflammation of the intestines. There are two major types of IBD; Ulcerative Colitis which affects the colon, and Crohn’s Disease which effects the entire GI tract. Both diseases are treated with a variety of anti-inflammatory drugs, including steroids, antibiotics, and biologics. Disease etiology is not well understood, but it is believed that both genetics and environmental factors play a major role at various stages and ages of disease onset. IBD affects people of all ages with approximately 2.0 million people affected by the disease in the United States and Europe. The pediatric form of the disease is less common but frequently more severe, affecting more than 50,000 children in the USA. The incidence appears to be increasing. The disease in children is often more aggressive than in adults, more frequently leading to complications, hospitalization, surgery and even death. In children, IBD can also impact physical and emotional growth, interfere with school and social development.

About Medgenics

Medgenics is dedicated to unlocking the potential of genomic medicine to identify and treat patients with life-altering conditions. Its efforts, including its internal research and development and ongoing sponsored research and licensing agreements with a well-respected pediatric academic medical center, give Medgenics the ability to focus on the underlying genetic pathway of pediatric diseases with the goal of finding therapeutic solutions for subpopulations of both children and adults living with rare and other difficult-to-treat diseases. Medgenics is also the developer of TARGTTM (Transduced Autologous Restorative Gene Therapy), a proprietary gene therapy platform. For more information, visit the Company's website at www.medgenics.com.